As filed with the Securities and Exchange Commission on April 25, 2018

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 2,604	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2,608	☒

VANECK VECTORS ETF TRUST

(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor
New York, New York 10017

(Address of Principal Executive Offices)

(212) 293-2000

Registrant’s Telephone Number

Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Stuart M. Strauss, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On [date] pursuant to paragraph (a)(2) of rule 485

PROSPECTUS MAY 1, 2018

VANECK VECTORS®
Africa Index ETF	AFK®
Brazil Small-Cap ETF	BRF®
Egypt Index ETF	EGPT®
India Small-Cap Index ETF	SCIF®
Indonesia Index ETF	IDX®
Israel ETF	ISRA®
Poland ETF	PLND®
Russia ETF	RSX®
Russia Small-Cap ETF	RSXJ®
Vietnam ETF	VNM®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333  vaneck.com

VANECK VECTORS® AFRICA INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Africa Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® GDP Africa Index (the “Africa Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.37%

Total Annual Fund Operating Expenses(a)	0.87%
Fee Waivers and Expense Reimbursement(a)	-0.03%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.84%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$86
3	$275
5	$479
10	$1,070

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Africa Index includes local listings of companies that are incorporated in Africa and listings of companies incorporated outside of Africa but that have at least 50% of their revenues/related assets in Africa. Such companies may include small- and medium-capitalization companies. Subject to country and issuer limitations, the country weightings in the Africa Index are based on their relative gross domestic product (“GDP”) weights as compared to all other countries represented in the Africa Index. As of December 31, 2017, the Africa Index included 83 securities of companies with a market capitalization range of between

1

VANECK VECTORS® AFRICA INDEX ETF (continued)

approximately $828.0 million and $122.3 billion and a weighted average market capitalization of $17.4 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Africa Index by investing in a portfolio of securities that generally replicates the Africa Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Africa Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Africa Index but also may reduce some of the risks of active management, such as poor security selection. Under various circumstances or under certain market conditions, it may not be possible or practicable to purchase all of the securities in the Africa Index or in the weighting of such securities in the Africa Index. In these cases, the Fund may purchase a sample of securities in the Africa Index or underweight or overweight a security in the Africa Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Africa Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the financial services sector, and each of the basic materials, consumer discretionary, consumer staples and telecommunications sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in African Issuers. Investment in securities of African issuers involves risks not typically associated with investments in securities of issuers in more developed countries or geographic regions that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, terrorism, strained international relations related to border disputes, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Unanticipated political or social developments may result in sudden and significant investment losses. Additionally, Africa is located in a part of the world that has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries or geographic regions. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. There may also be a high concentration of trading volume in a small number of issuers, investors and financial intermediaries representing a limited number of sectors or industries. Moreover, trading on securities markets may be suspended altogether.

Certain economies in African countries, including South Africa, depend to a significant degree upon exports of primary commodities such as agricultural products, gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. In addition, certain African countries have currencies pegged to the U.S. dollar. If such currency pegs are abandoned, such abandonment could cause

2

sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. There may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value (“NAV”). The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging and/or frontier market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging and Frontier Market Issuers. Most African countries are considered to be emerging and/or “frontier” markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investments in securities of emerging and frontier market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging and/or frontier markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Africa Index, may negatively affect the Fund’s ability to replicate the performance of the Africa Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation,

3

VANECK VECTORS® AFRICA INDEX ETF (continued)

environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. Companies in the consumer discretionary sector may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

4

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Africa Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Africa Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Africa Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Africa Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Africa Index. Errors in the Africa Index data, the Africa Index computations and/or the construction of the Africa Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Africa Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Africa Index, or invest in them in the exact proportions in which they are represented in the Africa Index. The Fund’s performance may also deviate from the return of the Africa Index due to legal restrictions or limitations imposed by the governments of certain African countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Additionally, the Fund may not invest in certain securities included in the Africa Index due to limitations or delays in the convertibility or repatriation of local currencies. In addition, the Fund maintains a tax reserve as a provision for Egyptian taxes while the Africa Index does not. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Africa Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Africa Index is not based on fair value prices), the Fund’s ability to track the Africa Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Africa Index. In light of the factors discussed above, including the maintenance of a tax reserve as a provision for Egyptian taxes, the Fund’s return may deviate significantly from the return of the Africa Index. Changes to the composition of the Africa Index in connection with a rebalancing or reconstitution of the Africa Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively”

5

VANECK VECTORS® AFRICA INDEX ETF (continued)

managed, unless a specific security is removed from the Africa Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market prices of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Africa Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	36.75%	2Q ’09
Worst Quarter	-18.75%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax

6

situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (7/10/2008)

VanEck Vectors Africa Index ETF (return before taxes)	26.02%	-1.83%	-2.74%
VanEck Vectors Africa Index ETF (return after taxes on distributions)	25.31%	-2.53%	-3.34%
VanEck Vectors Africa Index ETF (return after taxes on distributions and sale of Fund Shares)	15.09%	-1.54%	-2.11%
MVIS GDP Africa Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	28.66%	-0.18%	-1.28%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	10.69%

*

Prior to June 24, 2013, the Fund sought to replicate an index called the Dow Jones Africa Titans IndexSM. Therefore, index data prior to June 24, 2013 reflects that of the Dow Jones Africa Titans IndexSM. From June 24, 2013 forward, the index data reflects that of the MVIS GDP Africa Index. All index history reflects a blend of the performance of the aforementioned indices.

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	July 2008
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

7

VANECK VECTORS® BRAZIL SMALL-CAP ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Brazil Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Brazil Small-Cap Index (the “Brazil Small-Cap Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.18%

Total Annual Fund Operating Expenses(a)	0.68%
Fee Waivers and Expense Reimbursement(a)	-0.08%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$210
5	$371
10	$839

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Brazil Small-Cap Index includes securities of Brazilian small-capitalization companies. A company is generally considered to be a Brazilian company if it is incorporated in Brazil or is incorporated outside of Brazil but has at least 50% of its revenues/related assets in Brazil. As of December 31, 2017, the Brazil Small-Cap Index included 56 securities of companies with a market capitalization range of between approximately $389.0 million and $3.2 billion and a weighted average market capitalization of

8

$1.5 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Brazil Small-Cap Index by investing in a portfolio of securities that generally replicates the Brazil Small-Cap Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Brazil Small-Cap Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Brazil Small-Cap Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Brazil Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the consumer discretionary sector, and each of the industrials and utilities sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Brazilian Issuers. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports, blocking access to bank accounts and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. Brazil’s economy has recently experienced sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. The Brazilian government has privatized or is in the process of privatizing certain entities, notably in the telecommunications and energy sectors. Certain of these privatized entities have suffered losses due to, among other things, the inability to adjust to a competitive environment.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency.

Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

9

VANECK VECTORS® BRAZIL SMALL-CAP ETF (continued)

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Brazil Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the Brazil Small-Cap Index.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the Fund continues to be concentrated in the consumer discretionary sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than medium- and large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of medium-capitalization and large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

10

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Brazil Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Brazil Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Brazil Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Brazil Small-Cap Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Brazil Small-Cap Index. Errors in the Brazil Small-Cap Index data, the Brazil Small-Cap Index computations and/or the construction of the Brazil Small-Cap Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Brazil Small-Cap Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Brazil Small-Cap Index, or invest in them in the exact proportions in which they are represented in the Brazil Small-Cap Index. The Fund’s performance may also deviate from the return of the Brazil Small-Cap Index due to legal restrictions or limitations imposed by the government of Brazil, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Brazil Small-Cap Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Brazil Small-Cap Index is not based on fair value prices), the Fund’s ability to track the Brazil Small-Cap Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Brazil Small-Cap Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Brazil Small-Cap Index. Changes to the composition of the Brazil Small-Cap Index in connection with a rebalancing or reconstitution of the Brazil Small-Cap Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts

11

VANECK VECTORS® BRAZIL SMALL-CAP ETF (continued)

caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Brazil Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Brazil Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the consumer discretionary sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	26.74%	3Q ’17
Worst Quarter:	-35.49%	3Q ’15

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Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (5/12/2009)

VanEck Vectors Brazil Small-Cap ETF (return before taxes)	51.71%	-7.82%	4.06%
VanEck Vectors Brazil Small-Cap ETF (return after taxes on distributions)	48.76%	-9.27%	2.52%
VanEck Vectors Brazil Small-Cap ETF (return after taxes on distributions and sale of Fund Shares)	29.22%	-6.40%	2.90%
MVIS Brazil Small-Cap Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	52.88%	-7.16%	4.77%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.73%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	May 2009
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

13

VANECK VECTORS® EGYPT INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Egypt Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Egypt Index (the “Egypt Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.59%

Total Annual Fund Operating Expenses(a)	1.09%
Fee Waivers and Expense Reimbursement(a)	-0.15%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.94%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$96
3	$332
5	$586
10	$1,315

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Egypt Index includes securities of Egyptian companies. A company is generally considered to be an Egyptian company if it is incorporated in Egypt or is incorporated outside Egypt but has at least 50% of its revenues/related assets in Egypt. Such companies may include micro-, small- and medium-capitalization companies. As of December 31, 2017, the Egypt Index included 25 securities of companies with a market capitalization range of between approximately $90.0 million and $5.0 billion and a weighted average market capitalization of $1.5 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

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The Fund, using a “passive” or indexing investment approach will attempt to approximate the investment performance of the Egypt Index by investing in a portfolio of securities that generally replicates the Egypt Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Egypt Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Egypt Index but also may reduce some of the risks of active management, such as poor security selection. Under various circumstances or under certain market conditions, it may not be possible or practicable to purchase all of the securities in the Egypt Index or in the weighting of such securities in the Egypt Index. In these cases, the Fund may purchase a sample of securities in the Egypt Index or underweight or overweight a security in the Egypt Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Egypt Index concentrates in an industry or group of industries. As of December 31, 2017, each of the basic materials, consumer staples, financial services, real estate and telecommunications sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Egyptian Issuers. Investment in securities of Egyptian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest and social instability as a result of religious, ethnic and/or socioeconomic unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Issuers in Egypt are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. These factors, among others, make investing in issuers located or operating in Egypt significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The securities markets in Egypt are underdeveloped and may be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in Egypt are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These risks could cause the Fund’s shares to trade at a significant premium or discount to its net asset value (“NAV”). Moreover, trading on securities markets may be suspended altogether, including the possibility that securities markets may be closed for an extended period of time due to political and civil unrest.

The government in Egypt may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Egypt. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Egypt. For example, there may be prohibitions or substantial restrictions on foreign investing in Egypt’s capital markets or in certain sectors or industries. Moreover, Egypt may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Egypt and/or impose additional taxes on foreign investors. There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. Although there has been increasing economic liberalization and limited political liberalization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition.

In November 2016, the International Monetary Fund approved a $12 billion loan to help Egypt restore macroeconomic stability and promote inclusive growth. In addition, Egypt introduced a series of economic reforms, including, among others, widening of the tax base, increasing energy subsidiaries, and allowing the Egyptian pound to float. While these measures are intended to foster Egypt’s economic growth and development, there is no guarantee that they will continue or be successful.

15

VANECK VECTORS® EGYPT INDEX ETF (continued)

Frontier markets can experience high rates of inflation, deflation and currency devaluation. In addition, there may be limitations or delays in the convertibility or repatriation of the Egyptian pound which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in the Egyptian pound, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value.

In Egypt, the marketability of quoted shares is limited due to the restricted opening hours of stock exchanges (normally 10:30 a.m. to 2:30 p.m., Sunday to Thursday), a narrow range of investors and a relatively high proportion of market value being concentrated in the hands of a relatively small number of shareholders. In addition, because Egyptian stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in frontier market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Frontier Market Issuers. Egypt is considered to be a “frontier market.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investments in securities of frontier market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Frontier markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Egypt Index, may negatively affect the Fund’s ability to replicate the performance of the Egypt Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent

16

on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Real Estate Sector. To the extent that the real estate sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments.

Risk of Investing in the Telecommunications Sector. To the extent that the telecommunications sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell those securities.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume, and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity

17

VANECK VECTORS® EGYPT INDEX ETF (continued)

securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Egypt Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Egypt Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Egypt Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Egypt Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Egypt Index. Errors in the Egypt Index data, the Egypt Index computations and/or the construction of the Egypt Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Egypt Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Egypt Index, or invest in them in the exact proportions in which they are represented in the Egypt Index. The Fund’s performance may also deviate from the return of the Egypt Index due to legal restrictions or limitations imposed by the government of Egypt, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Additionally, the Fund may not invest in certain securities included in the Egypt Index due to limitations or delays in the convertibility or repatriation of the Egyptian pound. In addition, the Fund maintains a tax reserve as a provision for Egyptian taxes while the Egypt Index does not. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Egypt Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Egypt Index is not based on fair value prices), the Fund’s ability to track the Egypt Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Egypt Index. In light of the factors discussed above, including the maintenance of a tax reserve as a provision for Egyptian taxes, the Fund’s return may deviate significantly from the return of the Egypt Index. Changes to the composition of the Egypt Index in connection with a rebalancing or reconstitution of the Egypt Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political

18

developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Egypt Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Egypt Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Egypt Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

19

VANECK VECTORS® EGYPT INDEX ETF (continued)

Annual Total Returns (%)—Calendar Years

Best Quarter:	33.71%	1Q ’12
Worst Quarter:	-30.39%	4Q ’16

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (2/16/2010)

VanEck Vectors Egypt Index ETF (return before taxes)	27.39%	-6.79%	-8.76%
VanEck Vectors Egypt Index ETF (return after taxes on distributions)	26.96%	-7.28%	-9.33%
VanEck Vectors Egypt Index ETF (return after taxes on distributions and sale of Fund Shares)	15.50%	-4.96%	-6.02%
MVIS Egypt Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	29.13%	-2.69%	-6.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.39%

See "License Agreements and Disclaimers" for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	February 2010
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

20

VANECK VECTORS® INDIA SMALL-CAP INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® India Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® India Small-Cap Index (the “India Small-Cap Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses(a)	0.22%

Total Annual Fund Operating Expenses(b)	0.72%
Fee Waivers and Expense Reimbursement(b)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(b)	0.72%
(a)	“Other Expenses” reflects the expenses at both the Fund and the Fund’s wholly-owned subsidiary (the “Subsidiary”) levels.

(b)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund and Subsidiary expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Subsidiary) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$74
3	$230
5	$401
10	$894

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund currently intends to achieve its investment objective by investing substantially all of its assets in the Subsidiary, a wholly-owned subsidiary located in the Republic of Mauritius (“Mauritius”). The Subsidiary in turn will normally invest at least

21

VANECK VECTORS® INDIA SMALL-CAP INDEX ETF (continued)

80% of its total assets in securities that comprise the Fund’s benchmark index, and depositary receipts based on the securities in the Fund’s benchmark index. The India Small-Cap Index includes Indian small-capitalization companies selected on the basis of their relative market capitalizations. For the purposes of the Fund’s investment strategy, a company is generally considered an Indian company if it is incorporated in India or is incorporated outside of India but has at least 50% of its revenues/related assets in India. As a result of the Fund’s investment in the Subsidiary, the Fund will normally invest at least 80% of its total assets in securities of small-capitalization Indian companies. As of December 31, 2017, the India Small-Cap Index included 176 securities of companies with a market capitalization range of between approximately $103.0 million and $2.0 billion and a weighted average market capitalization of $827.0 million. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Adviser serves as investment adviser to both the Fund and the Subsidiary and, through this investment structure, the Subsidiary and the Fund expect to benefit from favorable tax treatment pursuant to a tax treaty between India and Mauritius (the “Treaty”), subject to the tax risks explained in this prospectus and the conditions for a favorable tax treatment (as specified in the Treaty) being met. Except where otherwise indicated, the term “Fund,” as used throughout this Summary Section, refers to the Fund and/or the Subsidiary, as applicable.

The Fund, using a “passive” or indexing investment approach, will attempt to approximate the investment performance of the India Small-Cap Index by investing in a portfolio of securities that generally replicates the India Small-Cap Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the India Small-Cap Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the India Small-Cap Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the India Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2017, each of the basic materials, consumer discretionary, financial services and industrials sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Indian Issuers. Investment in securities of Indian issuers involve special considerations not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, including the risk that the Indian government may decide not to continue to support economic reform programs, political and legal uncertainty, competition from low-cost issuers of other emerging economies in Asia, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Issuers in India are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. India is also located in a part of the world that has historically been prone to natural disasters, such as earthquakes and tsunamis. Any such natural disaster could cause a significant impact on the Indian economy and could impact operations of the Subsidiary, causing an adverse impact on the Fund. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has experienced acts of terrorism that has targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indian economy.

The securities market of India is considered an emerging market characterized by a small number of listed companies with significantly smaller market capitalizations, greater price volatility and substantially less liquidity than developed markets, such as the United States. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in India, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. Certain restrictions on foreign investment may decrease the liquidity of the Fund’s portfolio or inhibit the Fund’s ability to track the India Small-Cap Index. In addition, the Reserve Bank of India (“RBI”), the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India and may inhibit the Fund’s ability to track the India Small-Cap Index.

22

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the India Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the India Small-Cap Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services

23

VANECK VECTORS® INDIA SMALL-CAP INDEX ETF (continued)

sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than medium- and large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of medium- and large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the India Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the India Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the India Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored in to the return of the India Small-Cap Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the India Small-Cap Index. Errors in the India Small-Cap Index data, the India Small-Cap Index computations and/or the construction of the India Small-Cap Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the India Small-Cap Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the India Small-Cap Index, or invest in them in the exact proportions in which they are represented in the India Small-Cap Index. The Fund’s performance may also deviate from the return of the India Small-Cap Index due to legal restrictions or limitations imposed by the government of India, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the India Small-Cap Index is

24

based on securities’ closing prices on local foreign markets (i.e., the value of the India Small-Cap Index is not based on fair value prices), the Fund’s ability to track the India Small-Cap Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the India Small-Cap Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the India Small-Cap Index. Changes to the composition of the India Small-Cap Index in connection with a rebalancing or reconstitution of the India Small-Cap Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the India Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the India Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. To the extent the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

25

VANECK VECTORS® INDIA SMALL-CAP INDEX ETF (continued)

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	43.41%	2Q ’14
Worst Quarter:	-27.31%	4Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/23/2010)

VanEck Vectors India Small-Cap Index ETF (return before taxes)	66.88%	10.42%	-0.84%
VanEck Vectors India Small-Cap Index ETF (return after taxes on distributions)	66.81%	10.00%	-1.14%
VanEck Vectors India Small-Cap Index ETF (return after taxes on distributions and sale of Fund Shares)	37.85%	8.08%	-0.75%
MVIS India Small-Cap Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	63.33%	10.67%	-0.74%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.95%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	August 2010
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

26

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

27

VANECK VECTORS® INDONESIA INDEX ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Indonesia Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Indonesia Index (the “Indonesia Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.23%

Total Annual Fund Operating Expenses(a)	0.73%
Fee Waivers and Expense Reimbursement(a)	-0.16%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.57%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$58
3	$217
5	$390
10	$891

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Indonesia Index includes securities of Indonesian companies. A company is generally considered to be an Indonesian company if it is incorporated in Indonesia or is incorporated outside of Indonesia but has at least 50% of its revenues/related assets in Indonesia. Such companies may include small- and medium-capitalization companies. As of December 31, 2017, the Indonesia Index included 43 securities of companies with a market capitalization range of between approximately $638.0 million and $39.8 billion and a weighted average market capitalization of $16.3 billion. These amounts are subject to change.

28

The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Indonesia Index by investing in a portfolio of securities that generally replicates the Indonesia Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Indonesia Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Indonesia Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Indonesia Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the financial services sector, and each of the consumer discretionary and consumer staples sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Indonesian Issuers. Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, currency devaluations, high rates of inflation, corruption, political instability, including authoritarian and/or military involvement in governmental decision making, sectarian and separatist violence, armed conflict, acts of terrorism, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, the Indonesian economy is dependent upon trade with other nations, including China, Japan, Singapore and the United States. Adverse conditions or changes in relationships with Indonesia’s major trading partners may significantly impact the Indonesian economy. Indonesia has experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

The securities markets of Indonesia are characterized by a small number of company listings and are underdeveloped and often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Indonesia and/or impose additional taxes on foreign investors. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent and, as a result of pervasive corruption, is subject to the risk that cases will not be judged impartially. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading

29

VANECK VECTORS® INDONESIA INDEX ETF (continued)

may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Indonesia Index, may negatively affect the Fund’s ability to replicate the performance of the Indonesia Index.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

30

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Indonesia Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Indonesia Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Indonesia Index, which are not factored into the return of the Indonesia Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Indonesia Index. Errors in the Indonesia Index data, the Indonesia Index computations and/or the construction of the Indonesia Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Indonesia Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Indonesia Index, or invest in them in the exact proportions in which they are represented in the Indonesia Index. The Fund’s performance may also deviate from the return of the Indonesia Index due to legal restrictions or limitations imposed by the government of Indonesia, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Indonesia Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Indonesia Index is not based on fair value prices), the Fund’s ability to track the Indonesia Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Indonesia Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Indonesia Index. Changes to the composition of the Indonesia Index in connection with a rebalancing or reconstitution of the Indonesia Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step

31

VANECK VECTORS® INDONESIA INDEX ETF (continued)

away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Indonesia Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Indonesia Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

32

Annual Total Returns (%)—Calendar Years

Best Quarter:	18.73%	1Q ’14
Worst Quarter:	-24.79%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/15/2009)

VanEck Vectors Indonesia Index ETF (return before taxes)	18.35%	-0.72%	14.94%
VanEck Vectors Indonesia Index ETF (return after taxes on distributions)	17.39%	-1.31%	14.45%
VanEck Vectors Indonesia Index ETF (return after taxes on distributions and sale of Fund Shares)	10.37%	-0.68%	12.51%
MVIS Indonesia Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	18.75%	0.03%	15.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.19%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	January 2009
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

33

VANECK VECTORS® ISRAEL ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Israel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the BlueStar Israel Global Index® (the “Israel Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.42%

Total Annual Fund Operating Expenses(a)	0.92%
Fee Waivers and Expense Reimbursement(a)	-0.33%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$260
5	$477
10	$1,101

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Israel Index is comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by BlueStar Global Investors, LLC (“BlueStar” or the “Index Provider”) to be Israeli companies. The Index Provider considers a range of factors such as domicile, country of company formation/founding, primary location of management, operations and/or research and development facilities, tax status, location of revenues and employees, among others, when determining whether a company will be included in the Israel Index. The Israel Index generally only includes the largest and

34

most liquid companies as well as mid-capitalization and small-capitalization companies that display sufficient liquidity for global investors, as determined by the Index Provider. The Fund may also utilize depositary receipts to seek performance that corresponds to the Fund’s benchmark index. Investments in depositary receipts of Israeli companies whose securities are represented in the Israel Index will count towards satisfaction of the Fund’s 80% investment policy. As of December 31, 2017, the Israel Index included 139 securities of companies with a market capitalization range of between approximately $84.0 million and $21.6 billion and a weighted average market capitalization of $6.9 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Israel Index by investing in a portfolio of securities that generally replicates the Israel Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Israel Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Israel Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Israel Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the information technology sector, and each of the financial services and health care sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Israeli Issuers. Investment in securities of Israeli issuers involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, natural gas, coal, grains, raw materials, and military equipment. The economy is also dependent upon external trade with other economies, notably the United States, China, Japan, Canada and European Union (“EU”) countries. Israel’s relations with the Palestinian Authority and certain neighboring countries such as Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or security concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall economy. Furthermore, Israel’s economy is heavily dependent upon trade relationships with key counterparties around the world. Any reduction in these trade flows may have an adverse impact on the Fund’s investments.

Israel has experienced a history of hostile relations with several countries in the Middle-East region. Israel and its citizens have also been the target of periodic acts of terrorism that have the potential to disrupt economic activity in the country, and certain terrorist groups are committed to violence against Israel. Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel. Actual hostilities or the threat of future hostilities may cause significant volatility in the share price of companies based in or having significant operations in Israel.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes

35

VANECK VECTORS® ISRAEL ETF (continued)

in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Israel Index, may negatively affect the Fund’s ability to replicate the performance of the Israel Index.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Health Care Sector. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.

Risk of Investing in the Information Technology Sector. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell those securities.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume, and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a

36

company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Israel Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Israel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Israel Index, which are not factored into the return of the Israel Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Israel Index. Errors in the Israel Index data, the Israel Index computations and/or the construction of the Israel Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Israel Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities or types of securities included in the Israel Index, or invest in them in the exact proportions in which they are represented in the Israel Index. The Fund’s performance may also deviate from the return of the Israel Index due to legal restrictions or limitations imposed by the government of Israel, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Israel Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Israel Index is not based on fair value prices), the Fund’s ability to track the Israel Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Israel Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Israel Index. Changes to the composition of the Israel Index in connection with a rebalancing or reconstitution of the Israel Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively”

37

VANECK VECTORS® ISRAEL ETF (continued)

managed, unless a specific security is removed from the Israel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Israel Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	8.12%	1Q ’17
Worst Quarter:	-10.98%	3Q ’15

38

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (6/25/2013)

VanEck Vectors Israel ETF (return before taxes)	14.96%	5.87%
VanEck Vectors Israel ETF (return after taxes on distributions)	14.17%	5.33%
VanEck Vectors Israel ETF (return after taxes on distributions and sale of Fund Shares)	8.46%	4.39%
BlueStar Israel Global Index® (reflects no deduction for fees, expenses or taxes, except withholding taxes)	15.27%	6.29%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	14.59%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	June 2013
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

39

VANECK VECTORS® POLAND ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Poland ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Poland Index (the “Poland Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.81%

Total Annual Fund Operating Expenses(a)	1.31%
Fee Waivers and Expense Reimbursement(a)	-0.65%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.66%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$67
3	$351
5	$656
10	$1,522

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Poland Index includes securities of Polish companies. A company is generally considered to be a Polish company if it is incorporated in Poland or is incorporated outside of Poland but has at least 50% of its revenues/related assets in Poland. Such companies may include medium-capitalization companies. As of December 31, 2017, the Poland Index included 26 securities of companies with a market capitalization range of between approximately $1.1 billion and $15.9 billion and a weighted average market capitalization of $7.8 billion. These amounts are subject to change. The Fund’s 80% investment

40

policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Poland Index by investing in a portfolio of securities that generally replicates the Poland Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Poland Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Poland Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Poland Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the financial services sector, and each of the consumer discretionary and energy sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Polish Issuers. Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, restrictions on and government intervention in international trade, and the impact on the economy as a result of regional conflict, political instability, armed conflict, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Furthermore, events and evolving conditions in certain European countries have greatly increased market volatility due to concerns about high levels of government debt, credit rating downgrades of sovereign debt and uncertainty about the future use of the euro as a common currency. Responses to the financial problems by European governments, central banks and other bodies, including austerity measures and reforms may not work, may result in social unrest and may limit future economic growth or have other uncertain or unintended consequences. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. One or more countries may abandon the euro and/or withdraw from the European Union (“EU”), which could have significant and far-reaching consequences. In addition, the Polish economy, along with certain other EU nations, experienced a significant slowdown during the recent financial crisis. Poland’s economy is dependent upon the export of raw materials and consumer goods. Poland is dependent on trading relationships with certain key trading partners, including Germany and other EU nations and, as a result, may be affected if demand for Poland’s exports in those nations declines or the growth of the economies of those nations declines. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. The UK has provided the EU with notice of its intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and global markets.

The securities markets in Poland are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Poland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Poland. Moreover, Poland may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Poland and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Poland significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

41

VANECK VECTORS® POLAND ETF (continued)

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Poland Index, may negatively affect the Fund’s ability to replicate the performance of the Poland Index.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Energy Sector. To the extent that the energy sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices have continued to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The

42

profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Poland Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Poland Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Poland Index, which are not factored into the return of the Poland Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Poland Index. Errors in the Poland Index data, the Poland Index computations and/or the construction of the Poland Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Poland Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Poland Index, or invest in them in the exact proportions in which they are represented in the Poland Index. The Fund’s performance may also deviate from the return of the Poland Index due to legal restrictions or limitations imposed by the government of Poland, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Poland Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Poland Index is not based on fair value prices), the Fund’s ability to track the Poland Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Poland Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Poland Index. Changes to the composition of the Poland Index in connection with a rebalancing or reconstitution of the Poland Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the

43

VANECK VECTORS® POLAND ETF (continued)

business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Poland Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Poland Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

44

Annual Total Returns (%)—Calendar Years

Best Quarter:	31.98%	3Q ’10
Worst Quarter:	-35.24%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (11/24/2009)

VanEck Vectors Poland ETF (return before taxes)	54.44%	1.22%	0.53%
VanEck Vectors Poland ETF (return after taxes on distributions)	51.15%	-0.06%	-0.42%
VanEck Vectors Poland ETF (return after taxes on distributions and sale of Fund Shares)	30.79%	0.41%	0.15%
MVIS Poland Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	53.54%	1.28%	0.73%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	13.88%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	November 2009
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

45

VANECK VECTORS® RUSSIA ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Russia ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Russia Index (the “Russia Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.22%

Total Annual Fund Operating Expenses(a)	0.72%
Fee Waivers and Expense Reimbursement(a)	-0.05%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.67%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.10% of the Fund’s average daily net assets, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$68
3	$225
5	$396
10	$890

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Russia Index includes securities, which may include depositary receipts, of Russian companies. A company is generally considered to be a Russian company if it is incorporated in Russia or is incorporated outside of Russia but has at least 50% of its revenues/related assets in Russia. Such companies may include medium-capitalization companies. The Fund may utilize depositary receipts to seek performance that corresponds to the Fund’s benchmark index. Investments in depositary receipts of Russian companies whose securities are represented in the Russia Index, and investments in securities of Russian

46

companies for which the Russia Index holds depositary receipts, will count towards the Fund’s 80% investment policy. As of December 31, 2017, the Russia Index included 28 securities of companies with a market capitalization range of between approximately $2.0 billion and $91.4 billion and a weighted average market capitalization of $27.3 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Russia Index by investing in a portfolio of securities that generally replicates the Russia Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Russia Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Russia Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Russia Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the energy sector, and each of the basic materials, consumer staples and financial services sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Russian Issuers. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Moreover, trading on securities markets in Russia may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Less information may be available about companies in which the Fund invests because many companies that are tied economically to Russia are not subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense

47

VANECK VECTORS® RUSSIA ETF (continued)

and defense-related materials sectors. These sanctions, any future sanctions or other actions, the threat of further sanctions or other actions or actions by the United States to modify or ease sanctions may negatively affect the value and/or liquidity of the Fund’s portfolio and may impair the Fund’s ability to achieve its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or EU countries may also cause a decline in the value of the Fund’s Shares.

For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value (“NAV”). The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. The Fund may also change its investment objective by, for example, seeking to track an alternative index, or the Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Current political and economic events in Russia and the effects of the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian ruble and on the value and liquidity of the Fund’s investments.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

48

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Russia Index, may negatively affect the Fund’s ability to replicate the performance of the Russia Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices have continued to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

49

VANECK VECTORS® RUSSIA ETF (continued)

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Russia Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Russia Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Russia Index, which are not factored into the return of the Russia Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Russia Index. Errors in the Russia Index data, the Russia Index computations and/or the construction of the Russia Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Russia Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Russia Index, or invest in them in the exact proportions in which they are represented in the Russia Index. The Fund’s performance may also deviate from the return of the Russia Index due to legal restrictions or limitations imposed by the government of Russia, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Russia Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Russia Index is not based on fair value prices), the Fund’s ability to track the Russia Index may be adversely affected. In the event economic sanctions are imposed by the United States against certain Russian companies, the Fund may not be able to fully replicate the Russia Index by investing in the relevant securities, which may lead to increased tracking error. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Russia Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Russia Index. Changes to the composition of the Russia Index in connection with a rebalancing or reconstitution of the Russia Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Russia Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio

50

assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Russia Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter	47.95%	2Q ’09
Worst Quarter	-52.99%	4Q ’08

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VANECK VECTORS® RUSSIA ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Russia ETF (return before taxes)	4.62%	-3.47%	-6.41%
VanEck Vectors Russia ETF (return after taxes on distributions)	2.72%	-4.51%	-7.12%
VanEck Vectors Russia ETF (return after taxes on distributions and sale of Fund Shares)	2.61%	-2.97%	-4.68%
MVIS Russia Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	5.37%	-2.87%	-6.60%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

*

Prior to March 19, 2012, the Fund sought to replicate an index called the DAXglobal® Russia+ Index. Therefore, index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index. From March 19, 2012 forward, the index data reflects that of the MVIS Russia Index. All index history reflects a blend of the performance of the aforementioned indices.

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	April 2007
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

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VANECK VECTORS® RUSSIA SMALL-CAP ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Russia Small-Cap ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Russia Small-Cap Index (the “Russia Small-Cap Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.32%

Total Annual Fund Operating Expenses(a)	0.82%
Fee Waivers and Expense Reimbursement(a)	-0.06%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.76%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.08% of the Fund’s average daily net assets, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$78
3	$256
5	$449
10	$1,008

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Russia Small-Cap Index includes securities of Russian small-capitalization companies. A company is generally considered to be a Russian company if it is incorporated in Russia or is incorporated outside of Russia but has at least 50% of its revenues/related assets in Russia. The Fund will normally invest at least 80% of its total assets in securities of small-capitalization Russian companies. The Fund may utilize depositary receipts to seek performance that corresponds to the Fund’s benchmark index. Investments in depositary receipts of Russian companies whose securities are represented in the

53

VANECK VECTORS® RUSSIA SMALL-CAP ETF (continued)

Russia Small-Cap Index, and investments in securities of Russian companies for which the Russia Small-Cap Index holds depositary receipts, will count towards the Fund’s 80% investment policy. As of December 31, 2017, the Russia Small-Cap Index included 25 securities of companies with a market capitalization range of between approximately $169.0 million and $2.8 billion and a weighted average market capitalization of $1.3 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Russia Small-Cap Index by investing in a portfolio of securities that generally replicates the Russia Small-Cap Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Russia Small-Cap Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Russia Small-Cap Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Russia Small-Cap Index concentrates in an industry or group of industries. As of December 31, 2017, each of the basic materials, consumer discretionary, consumer staples, financial services, real estate and utilities sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Russian Issuers. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Moreover, trading on securities markets in Russia may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Less information may be available about companies in which the Fund invests because many companies that are tied economically to Russia are not subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

As a result of certain events, the United States and the European Union (“EU”) have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidating of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and

54

defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, the threat of further sanctions or other actions, or actions by the United States to modify or ease sanctions may negatively affect the value and/or liquidity of the Fund’s portfolio and may impair the Fund’s ability to achieve its investment objective. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or EU countries may also cause a decline in the value of the Fund’s Shares.

For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value (“NAV”). The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. The Fund may also change its investment objective by, for example, seeking to track an alternative index, or the Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Current political and economic events in Russia and the effects of the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian ruble and on the value and liquidity of the Fund’s investments.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

55

VANECK VECTORS® RUSSIA SMALL-CAP ETF (continued)

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Russia Small-Cap Index, may negatively affect the Fund’s ability to replicate the performance of the Russia Small-Cap Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Real Estate Sector. To the extent that the real estate sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a great extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than medium- and large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of medium- and large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors

56

relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Russia Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Russia Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Russia Small-Cap Index, which are not factored into the return of the Russia Small-Cap Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Russia Small-Cap Index. Errors in the Russia Small-Cap Index data, the Russia Small-Cap Index computations and/or the construction of the Russia Small-Cap Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Russia Small-Cap Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Russia Small-Cap Index, or invest in them in the exact proportions in which they are represented in the Russia Small-Cap Index. The Fund’s performance may also deviate from the return of the Russia Small-Cap Index due to legal restrictions or limitations imposed by the government of Russia, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Russia Small-Cap Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Russia Small-Cap Index is not based on fair value prices), the Fund’s ability to track the Russia Small-Cap Index may be adversely affected. In the event economic sanctions are imposed by the United States against certain Russian companies, the Fund may not be able to fully replicate the Russia Small-Cap Index by investing in the relevant securities, which may lead to increased tracking error. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Russia Small-Cap Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Russia Small-Cap Index. Changes to the composition of the Russia Small-Cap Index in connection with a rebalancing or reconstitution of the Russia Small-Cap Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

57

VANECK VECTORS® RUSSIA SMALL-CAP ETF (continued)

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Russia Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Russia Small-Cap Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Russia Small-Cap Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years

Best Quarter:	22.60%	4Q ’16
Worst Quarter:	-32.97%	4Q ’14

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/13/2011)

VanEck Vectors Russia Small-Cap ETF (return before taxes)	11.01%	0.43%	-6.62%
VanEck Vectors Russia Small-Cap ETF (return after taxes on distributions)	9.26%	-0.47%	-7.33%
VanEck Vectors Russia Small-Cap ETF (return after taxes on distributions and sale of Fund Shares)	6.22%	-0.06%	-5.04%
MVIS Russia Small-Cap Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	11.88%	1.03%	-6.34%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	13.54%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	April 2011
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

59

VANECK VECTORS® VIETNAM ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Vietnam ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Vietnam Index (the “Vietnam Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.16%

Total Annual Fund Operating Expenses(a)	0.66%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.66%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$67
3	$211
5	$368
10	$822

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Vietnam Index includes securities of Vietnamese companies. A company is generally considered to be a Vietnamese company if it is incorporated in Vietnam or is incorporated outside of Vietnam but has at least 50% of its revenues/related assets in Vietnam. In addition, the Fund may invest in securities of companies that (i) are expected to generate at least 50% of their revenues in Vietnam or (ii) demonstrate a significant and/or dominant position in the Vietnamese market and are expected to grow. Such companies may include small- and medium-capitalization companies. As of December 31, 2017, the Vietnam

60

Index included 25 securities of companies with a market capitalization range of between approximately $174.0 million and $13.3 billion and a weighted average market capitalization of $3.5 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Vietnam Index by investing in a portfolio of securities that generally replicates the Vietnam Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Vietnam Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Vietnam Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Vietnam Index concentrates in an industry or group of industries. As of December 31, 2017, each of the consumer discretionary, consumer staples, financial services, industrials and real estate sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Special Risk Considerations of Investing in Vietnamese Issuers. Investment in securities of Vietnamese issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Vietnam is dependent on trading relationships with certain key trading partners, including the United States, China and Japan, and as a result may be adversely affected if demand for Vietnam’s exports in those nations decline.

The securities markets in Vietnam are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Vietnam are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control, heavy regulation of labor and industry and inflation. Vietnam is currently experiencing a high inflation rate, which is at least partially a result of the country’s large trade deficit. Due to governmental focus on economic growth at the expense of currency stability, the inflation rate may continue at a high level and economic stability could be threatened. Moreover, trading on securities markets may be suspended altogether.

Current regulations in Vietnam require the Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the Fund.

The government in Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Vietnam. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Vietnam. Moreover, Vietnam may require governmental approval or special licenses prior to investments by foreign investors and may also require governmental approval in connection with the repatriation of capital by foreign investors. The Vietnamese government may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Vietnam significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Risk of Investing in Issuers Located Outside of Vietnam. As of December 31, 2017, approximately 28% of the Vietnam Index consisted of issuers located outside of Vietnam that have exposure to the Vietnamese securities market. This number is

61

VANECK VECTORS® VIETNAM ETF (continued)

subject to fluctuations from market conditions and rebalances. Because securities of issuers located outside of Vietnam may not move in tandem with changes in the Vietnamese securities market, the Fund’s portfolio may not be as closely linked to the Vietnamese market as a fund that invests solely in issuers that are located in Vietnam or in issuers that actually derive a substantial portion of their revenues from Vietnam.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in frontier market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Frontier Market Issuers. Vietnam is considered to be a “frontier market.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investments in securities of frontier market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Frontier markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain frontier market countries can be significantly affected by currency devaluations. Certain frontier market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Vietnam Index, may negatively affect the Fund’s ability to replicate the performance of the Vietnam Index.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Financial Services Sector. To the extent that the financial services sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent

62

on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Real Estate Sector. To the extent that the real estate sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions principally for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Vietnam Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Vietnam Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Vietnam Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Vietnam Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the

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VANECK VECTORS® VIETNAM ETF (continued)

Fund’s ability to adjust its exposure to the required levels in order to track the Vietnam Index. Errors in the Vietnam Index data, the Vietnam Index computations and/or the construction of the Vietnam Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Vietnam Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Vietnam Index, or invest in them in the exact proportions in which they are represented in the Vietnam Index. The Fund’s performance may also deviate from the return of the Vietnam Index due to legal restrictions or limitations imposed by the government of Vietnam, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Vietnam Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Vietnam Index is not based on fair value prices), the Fund’s ability to track the Vietnam Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Vietnam Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Vietnam Index. Changes to the composition of the Vietnam Index in connection with a rebalancing or reconstitution of the Vietnam Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Vietnam Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the

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Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Vietnam Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Vietnam Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	29.34%	1Q ’12
Worst Quarter:	-16.96%	4Q ’11

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VANECK VECTORS® VIETNAM ETF (continued)

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/11/2009)

VanEck Vectors Vietnam ETF (return before taxes)	35.76%	3.09%	-2.17%
VanEck Vectors Vietnam ETF (return after taxes on distributions)	35.23%	2.03%	-2.94%
VanEck Vectors Vietnam ETF (return after taxes on distributions and sale of Fund Shares)	20.23%	1.90%	-1.92%
MVIS Vietnam Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	36.82%	4.38%	-1.34%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.91%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	August 2009
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 67 of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca, and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

Each Fund, using a “passive” or indexing investment approach will attempt to approximate the investment performance of its Index by investing in a portfolio of securities that generally replicates its Index. Under various circumstances or under certain market conditions, it may not be possible or practicable to purchase all of the securities in the Index or in the weighting of such securities in the Index. In these cases, a Fund may purchase a sample of securities in its Index or underweight or overweight a security in a Fund’s Index. The Adviser may also purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Funds, each of which could significantly and adversely affect the value of an investment in a Fund.

Special Risk Considerations of Investing in African Issuers. (VanEck Vectors Africa Index ETF only.) Investment in securities of African issuers involves risks not typically associated with investments in securities of issuers in more developed countries or geographic regions that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, terrorism, strained international relations related to border disputes, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Unanticipated political or social developments may result in sudden and significant investment losses. Additionally, Africa is located in a part of the world that has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events.

The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries or geographic regions. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain countries in Africa generally have less developed capital markets than traditional emerging market countries and, consequently, the risks of investing in foreign securities are magnified in such countries. There may also be a high concentration of trading volume in a small number of issuers, investors and financial intermediaries representing a limited number of sectors or industries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Moreover, trading on securities markets may be suspended altogether.

Certain economies in African countries depend to a significant degree upon exports of primary commodities such as agricultural products, gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors.

Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. For example, there may be prohibitions or substantial restrictions on foreign investing in the capital markets of certain countries in Africa or in certain sectors or industries of such countries. Moreover, certain countries in Africa may require governmental approval or special licenses prior

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to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors.

While certain African countries have privatized or begun the process of privatization of certain entities and industries, some investors have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. Additionally, certain African countries, such as South Africa, are characterized by a two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries. This accounts for an uneven distribution of wealth and income and high rates of unemployment. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results.

Investing in certain African countries involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities than investing in developed countries. Less information may be available about companies in which the Fund invests because many African companies are not subject to uniform accounting, auditing and financial reporting standards, or to other regulatory practices and requirements required of U.S. companies. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. In addition, certain African countries have currencies pegged to the U.S. dollar. If such currency pegs are abandoned, such abandonment could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. There may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value.

Special Risk Considerations of Investing in Brazilian Issuers. (VanEck Vectors Brazil Small-Cap ETF only.) Investment in securities of Brazilian issuers involves risks not typically associated with investments in securities of issues in more developed countries or geographic regions that may negatively affect the value of your investment in the Fund. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports, blocking access to bank accounts and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Additionally, Brazilian accounting, auditing and financial standards and requirements differ from those in the United States, and this may affect the tax consequences with respect to and valuation of investments in the Fund.

Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. Brazil’s economy has recently experienced sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. The Brazilian government has privatized or is in the process of privatizing certain entities, notably in the telecommunications and energy sectors. Certain of these privatized entities have suffered losses due to, among other things, the inability to adjust to a competitive environment.

The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. In addition, currency devaluations and economic developments in any Central and South American country could have a significant adverse effect on the entire region, including Brazil.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency. Brazilian investment and repatriation controls could also affect the Fund’s ability to operate and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. federal income tax purposes.

Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. Additionally, the Brazilian economy and Brazilian companies may also be adversely affected by significant public health concerns and associated declines in tourism.

The Brazilian economy is heavily dependent upon commodity prices and international trade. The Brazilian securities markets are smaller, less liquid and more volatile than U.S. securities markets and the market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.

Special Risk Considerations of Investing in Egyptian Issuers. (VanEck Vectors Egypt Index ETF only.) Investment in securities of Egyptian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest and social instability as a result of religious, ethnic and/or socioeconomic unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Although there has been increasing economic liberalization and limited political lateralization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Issuers in Egypt are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. These factors, among others, make investing in issuers located or operating in Egypt significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The securities markets in Egypt are underdeveloped and may be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in Egypt are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These risks could cause the Fund’s shares to trade at a significant premium or discount to its NAV. Moreover, trading on securities markets may be suspended altogether, including the possibility that securities markets may be closed for an extended period of time due to political and civil unrest.

The government in Egypt may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Egypt. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Egypt. For example, there may be prohibitions or substantial restrictions on foreign investing in Egypt’s capital markets or in certain sectors or industries. Moreover, Egypt may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Egypt and/or impose additional taxes on foreign investors. There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. Although there has been increasing economic liberalization and limited political liberalization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition.

In November 2016, the International Monetary Fund approved a $12 billion loan to help Egypt restore macroeconomic stability and promote inclusive growth. In addition, Egypt introduced a series of economic reforms, including, among others, widening of the tax base, increasing energy subsidiaries, and allowing the Egyptian pound to float. While these measures are intended to foster Egypt’s economic growth and development, there is no guarantee that they will continue or be successful. The

70

devaluation and flotation of Egyptian currency, a measure taken by the Egyptian government in order to qualify for the loan, has resulted in severe inflation and risks of political backlash against the Egyptian administration.

Egypt entered into a bilateral investment treaty with the United States, designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested, particularly if the bilateral investment treaty with the United States is not fully implemented or fails in its purpose. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.

Egypt’s economy is dependent on trade with certain key trading partners, including the United States. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. The Egyptian economy is also heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. Recent political unrest and spate of terrorist attacks has hurt tourism. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which a may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.

Frontier markets such as Egypt can experience high rates of inflation, deflation and currency devaluation. In addition, there may be limitations or delays in the convertibility or repatriation of the Egyptian pound which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in the Egyptian pound, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. When the Fund holds illiquid investments, its portfolio may be harder to value.

In Egypt, the marketability of quoted shares is limited due to the restricted opening hours of stock exchanges (normally 10:30 a.m. to 2:30 p.m., Sunday to Thursday), a narrow range of investors and a relatively high proportion of market value being concentrated in the hands of a relatively small number of shareholders. In addition, because Egyptian stock exchanges on which the Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements.

Special Risk Considerations of Investing in Indian Issuers. (VanEck Vectors India Small-Cap Index ETF only.) Investment in securities of Indian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, greater government control over the economy, political and legal uncertainty, competition from low-cost issuers of other emerging economies in Asia, currency fluctuations or blockage of foreign currency exchanges and the risk of nationalization or expropriation of assets. Large portions of many Indian companies remain in the hands of individuals and corporate governance standards of Indian companies may be weaker and less transparent, which may increase the risk of loss and unequal treatment of investors. In addition, religious and border disputes persist in India. India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. India has also experienced acts of terrorism that have targeted foreigners, which have had a negative impact on tourism, an important sector of the Indian economy. India has tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy and escalating tensions could impact the broader region.

The Indian securities markets are smaller and less liquid than securities markets in more developed economies and are subject to greater price volatility. Issuers in India are subject to less stringent requirements regarding accounting, auditing and financial reporting than are issuers in more developed markets, and therefore, all material information may not be available or reliable. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. Indian stock exchanges have experienced problems such as temporary exchange closures, broker defaults, settlement delays and strikes by brokers that have affected the market price and liquidity of the securities of Indian companies. In addition, the governing bodies of the Indian stock exchanges have from time to time restricted securities from trading, limited price movements and restricted margin requirements. Further, from time to time, disputes have occurred between listed companies and the Indian stock exchanges and other regulatory bodies that, in some cases, have had a negative effect on market sentiment. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

Economic Risk. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

government actions in the future could have a significant effect on the Indian economy. The Indian government has experienced chronic structural public sector deficits. High amounts of debt and public spending could have an adverse impact on India’s economy. Services are the major source of economic growth, accounting for half of India’s output with less than one quarter of its labor force. Additionally, the Indian economy may be dependent upon agriculture. About two-thirds of the workforce is in agriculture. The Fund’s investments may be susceptible to adverse weather changes including the threat of monsoons and other natural disasters. Despite strong growth, the World Bank and others express concern about the combined state and federal budget deficit.

Regulatory Risk. Under the Foreign Portfolio Investors Regulations, 2014 (“FPI Regulations”) of the Securities and Exchange Board of India (the “SEBI”), a sub-account is deemed to be a foreign portfolio investor (“FPI”), and may continue to buy, sell or deal in securities until the expiry of its current foreign institutional investor (“FII”) registration, and will be converted to an FPI upon payment of a FPI conversion fee and a renewal registration fee. The Subsidiary, a wholly-owned subsidiary located in the Republic of Mauritius, is registered as a sub-account with the SEBI in order to obtain the ability to make and dispose of investments. There can be no assurances that the Indian regulatory authorities will continue to grant such qualifications, and the loss of such qualifications could adversely impact the ability of the Fund to make investments in India.

The Subsidiary’s investments will be made in accordance with investment restrictions prescribed under the FPI Regulations. If new policy announcements or regulations in India are made, including potential policies with retroactive effect which require changes in the structure or operations of the Fund, these may adversely impact the performance of the Fund.

Investment and Repatriation Restrictions. The Reserve Bank of India (“RBI”), the Indian counterpart of the Federal Reserve Bank in the United States, imposes certain limits on the foreign ownership of Indian securities. In general, the aggregate ownership by an FII/sub-account/FPI is limited to 24% of the outstanding voting securities of an Indian issuer. This limit can be further extended to the applicable foreign investment limit in a specific sector. The aggregate holding of a single FII/sub-account/FPI, whether directly or through offshore derivative instruments (“ODIs”) or a combination thereof, must be less than 10% of the total paid-up equity capital of an Indian company. The SEBI, the Indian counterpart of the SEC in the United States, monitors foreign holdings and periodically announces current foreign ownership limitations and changes to such limits. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in India and may inhibit the Fund’s ability to track the India Small-Cap Index.

In the case of an ultimate beneficial owner who has direct or indirect common shareholding/beneficial ownership/beneficial interest of more than 50% in an FPI and an ODI subscriber entity or two or more ODI subscribers, the participation through ODIs would be aggregated with the direct holding of FPIs or the other concerned ODI subscriber(s) while determining whether the above investment cap in an Indian company has been triggered.

SEBI has prohibited FPIs (in their capacity as ODI issuers) from issuing ODIs that have underlying derivatives, unless such exposure is for hedging purposes. SEBI requires FPIs issuing ODIs to ensure ‘one-to-one’ mapping (between the ODI on derivatives and the corresponding equity shares on which the FPI issuing an ODI holds such derivatives) for satisfying the prerequisite of hedging. Consequently, it seems that ODIs on index futures and index options as derivatives have completely been disallowed. SEBI has mandated that, for fresh issuances of ODIs with underlying derivatives, a certificate by the compliance officer or equivalent certifying hedging shall be required and such certificate shall be submitted to SEBI by the issuer along with the monthly ODI reports.

Tax Risk. The Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The tax risks relevant in this regard are:

Indirect Transfer Risk: Where Shares are sold by investors/redeemed by the Fund, gains from such transfer could be subject to tax in India if certain thresholds are met. For more information about this issue, please see “Indian Tax Status” below.

Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Subsidiary or the Adviser should not create a PE of the Subsidiary or the Adviser in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Adviser and/or the Subsidiary in India. Under such circumstances, the profits of the Subsidiary to the extent attributable to the PE would be subject to taxation in India.

Introduction of General Anti-Avoidance Rules (“GAAR”) in India: GAAR in the Indian Income Tax Act, 1961 (“ITA 1961”), effective April 1, 2017, empowers the tax authorities to investigate and declare any arrangement as an “impermissible avoidance arrangement.” For additional details on GAAR, please refer to “Tax Information” under the section titled “Shareholder Information.”

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Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty (Treaty): On May 10, 2016, India and Mauritius entered into the 2016 Protocol, which amended the Treaty. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident. For more information about this issue, please see “Tax Information—India-Mauritius Double Tax Avoidance Treaty.” There can be no assurance that (i) the terms of the Treaty will continue to be upheld by the Supreme Court of India and will not be amended or subject to a different interpretation in the future or (ii) the Subsidiary will continue to be deemed a tax resident by Mauritius. Any change in the provisions of the Treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

Applicability of Minimum Alternate Tax (“MAT”): As per the ITA 1961, if the tax payable by any company is less than 18.5% of its “book profits”, it is subject to payment of MAT at 18.5% of its book profits (plus surcharge and cess). In the context of the Subsidiary, long-term capital gains on the sale of listed shares (which are normally exempt from income tax) are included in the definition of book profits for the purposes of the MAT calculation.

The Fund intends to elect to “pass-through” to the Fund’s shareholders as a deduction or credit the amount of foreign taxes paid by the Fund. The taxes passed through to shareholders are included in each shareholder’s income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit, or be eligible to be passed through to shareholders.

Subsidiary Risks. The Fund may cease utilizing the Subsidiary in the future. Ceasing to utilize the Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

Limitations on the Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Under applicable laws in Mauritius, the Subsidiary can only make distributions if the value of its assets is greater than the sum of the value of its liabilities and its stated capital. In addition, the Subsidiary is subject to limitations under applicable laws in Mauritius on payments of redemption proceeds depending on its accumulated losses for accounting purposes. These limitations may adversely affect the ability of the Subsidiary to make distributions or pay redemption proceeds to the Fund, which may negatively affect the Fund.

Special Risk Considerations of Investing in Indonesian Issuers. (VanEck Vectors Indonesia Index ETF only.) Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in each Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, currency devaluations, high rates of inflation, corruption, political instability, including authoritarian and/or military involvement in governmental decision making, sectarian and separatist violence, armed conflict, acts of terrorism, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, the Indonesian economy is dependent upon trade with other nations, including China, Japan, Singapore and the United States. Adverse conditions or changes in relationships with Indonesia’s major trading partners may significantly impact the Indonesian economy. Indonesia is particularly vulnerable to the effects of a continued economic slowdown in China, which has been a major source of demand growth for Indonesia’s commodity exports. Indonesia is also vulnerable to further economic weakness in Japan, which remains one of Indonesia’s largest single export markets. Indonesia has experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, but many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment and unequal resource distribution among regions.

The securities markets of Indonesia are characterized by a small number of company listings and are underdeveloped and often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on investment by foreigners, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. Moreover, trading on securities markets may be suspended altogether.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Indonesia and/or impose additional taxes on foreign investors. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent and, as a result of pervasive corruption, is subject to the risk that cases will not be judged impartially. Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia’s central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future.

Indonesia is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Indonesia’s economy. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of each Fund’s Shares.

Special Risk Considerations of Investing in Israeli Issuers. (VanEck Vectors Israel ETF only.) Investment in Israeli issuers involves risks that are specific to Israel, including regulatory, legal, political, security and economic risks. Israel’s economy depends on imports of certain key items such as crude oil, natural gas, coal, grains, raw materials and military equipment. The economy is also dependent upon external trade with other economies, notably the United States, China, Japan, Canada and EU countries. Reduction in spending on Israeli products and services or changes in any of these other economies may adversely impact the Fund. The government of Israel may change the way in which Israeli companies are taxed, or may impose taxes on foreign investment. Such actions could have a negative impact on the overall market for Israeli securities and on the Fund. Israel’s relations with the Palestinian Authority and its neighboring countries Lebanon, Syria and Iran, among others, have at times been strained due to territorial disputes, historical animosities or security concerns, which may cause uncertainty in the Israeli markets and adversely affect the overall economy.

Israel has experienced a history of hostile relations with several countries in the Middle-East region. Israel and its citizens have also been the target of periodic acts of terrorism that have the potential to disrupt economic activity in the country, and certain terrorist groups are committed to violence against Israel. U.S.-designated terrorist groups, such as Hezbollah and Hamas, operate in close proximity to Israel’s borders and frequently threaten Israel with attack. Current hostilities and the potential for future hostilities may diminish the value of companies whose principal operations or headquarters are located in Israel. Actual hostilities or the threat of future hostilities may cause significant volatility in the share price of companies based in or having significant operations in Israel.

Due to political or civil unrest in Israel, the Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. In addition, the Israeli government may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Israel. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Israel and may inhibit the Fund’s ability to track the Israel Index.

The Fund’s investments in the securities of Israeli issuers may experience more rapid and extreme changes in value than funds with investments solely in securities of U.S. companies or funds that invest across a larger spectrum of the foreign market. This is because the securities market in Israel is relatively small, with a limited number of companies representing a smaller number of industries. Israeli issuers are not subject to the same degree of regulation as U.S. issuers.

Special Risk Considerations of Investing in Polish Issuers. (VanEck Vectors Poland ETF only.) Investment in securities of Polish issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, restrictions on and government intervention in international trade, and the impact on the economy as a result of regional conflict, political instability, armed conflict, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Furthermore, events and evolving conditions in certain European countries have greatly increased market volatility due to concerns about high levels of government debt, credit rating downgrades of sovereign debt and uncertainty about the future use of the euro as a common currency. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. In addition, Poland’s economy is dependent upon the export of raw materials and consumer goods. Poland is dependent on trading relationships with certain key trading partners, including Germany and other EU nations and, as a result, may be affected if demand for Poland’s exports in those nations declines or if the growth of the economies of those nations declines. In addition, in a referendum held on June 23, 2016, voters in the UK voted to leave the

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EU, creating economic and political uncertainty in its wake. The UK has provided the EU with notice of its intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and global markets.

Eastern European securities markets, including the Polish securities market, are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and Ukraine beginning in 2014. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital.

The securities markets in Poland are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Poland are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Poland may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Poland. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Poland. Political and economic reforms are too recent to establish a definite trend away from centrally planned economics and state-owned industries. Moreover, Poland may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Poland and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in Poland significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Special Risk Considerations of Investing in Russian Issuers. (VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF only.) Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in each Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy.

The securities markets of Russia are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Russia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain investments in Russia may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Moreover, trading on securities markets in Russia may be suspended altogether.

The government in Russia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Russia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Russia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Russia and/or impose additional taxes on foreign investors. Less information may be available about companies in which the Fund invests because many companies that are tied economically to Russia are not subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies. These factors, among others, make investing in issuers located or operating in Russia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of each Fund’s Shares.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

As a result of certain events, the United States and the EU have imposed sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, threat of further sanctions or other actions or actions by the United States to modify or ease sanctions, may negatively affect the value and/or liquidity of a Fund’s portfolio and may impair a Fund’s ability to achieve its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in Russian companies, prohibiting a Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Uncertainty as to future relations between Russia and the United States or EU countries may also cause a decline in the value of each Fund’s Shares. Such events or any future events may have an adverse impact on the economies and debts of other markets as well.

For these or other reasons, a Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. A Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, a Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, a Fund could experience substantial redemptions, which may exacerbate the discount to net asset value at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. A Fund may also change its investment objective by, for example, seeking to track an alternative index, or the Fund could liquidate all or a portion of its assets, which may be at unfavorable prices.

Many Eastern European countries, including Russia, continue to move toward market economies at different paces with different characteristics. Most Eastern European securities markets, including the Russian securities market, suffer from thin trading activity, dubious investor protections and often a dearth of reliable corporate information. Information and transaction costs, differential taxes and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. Despite recent reform and privatization, the Russian government continues to control a large share of economic activity in the region. Political and economic reforms are too recent to establish a definite trend away from centrally planned economics and state-owned industries. Many of Russia’s businesses have failed to mobilize the available factors of production because the country’s privatization program virtually ensured the predominance of the old management teams that are largely non-market-oriented in their management approach. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. The Russian government owns shares in corporations in a range of sectors including banking, energy production and distribution, automotive, transportation and telecommunications. Additionally, because Russia produces and exports large volumes of oil and gas, the Russian economy is particularly sensitive to the price of oil and gas on the world market, and a decline in the price of oil and gas could have a significant negative impact on the Russian economy. Current political and economic events in Russia and the effects of the recent global economic crisis on the Russian economy may have significant adverse effects on the Russian Ruble and on the value and liquidity of each Fund’s investments.

Special Risk Considerations of Investing in Vietnamese Issuers. (VanEck Vectors Vietnam ETF only.) Investment in securities of Vietnamese issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Vietnam is dependent on trading relationships with certain key trading partners, including the United States, China and Japan, and as a result may be adversely affected if demand for Vietnam’s exports in those nations decline. Vietnam may be heavily dependent upon international trade and, consequently, Vietnam may be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. The economy may also be adversely affected by economic conditions in the countries with which it trades. Vietnam is also subject to certain environmental risks, including typhoons and floods, as well as rapid environmental degradation due to industrialization and lack of regulation, which may negatively impact the value of investments in Vietnam.

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The securities markets in Vietnam are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Vietnam are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control, heavy regulation of labor and industry and inflation. Vietnam is currently experiencing a high inflation rate, which is at least partially a result of the country’s large trade deficit. Due to governmental focus on economic growth at the expense of currency stability, the inflation rate may continue at a high level and economic stability could be threatened. Moreover, trading on securities markets may be suspended altogether. The Vietnamese economy also suffers from excessive intervention by the Communist government. Many companies listed on the exchanges are still partly state-owned and have a degree of state influence in their operations. State owned and operated companies tend to be less efficient than privately owned companies, due to lack of market competition.

Current regulations in Vietnam require the Fund to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the Fund.

The government in Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Vietnam. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Vietnam. Moreover, Vietnam may require governmental approval or special licenses prior to investments by foreign investors and may also require governmental approval in connection with the repatriation of capital by foreign investors. The Vietnamese government may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. In addition, there is the risk that if Vietnam’s balance of payments declines, Vietnam may impose temporary restrictions on foreign capital remittances. Additionally, investments in Vietnam may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. These factors, among others, make investing in issuers located or operating in Vietnam significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

Risk of Investing in Issuers Located Outside of Vietnam. (VanEck Vectors Vietnam ETF only.) As of December 31, 2017, approximately 28% of the Vietnam Index consisted of issuers located outside of Vietnam that have exposure to the Vietnamese securities market. This number is subject to fluctuations from market conditions and rebalances. Because securities of issuers located outside of Vietnam may not move in tandem with changes in the Vietnamese securities market, VanEck Vectors Vietnam ETF’s portfolio may not be as closely linked to the Vietnamese market as a fund that invests solely in issuers that are located in Vietnam or in issuers that actually derive a substantial portion of their revenues from Vietnam.

Special Risk Considerations of Investing in European Issuers. (VanEck Vectors Africa Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF only.) To the extent a Fund continues to invest in securities issued by European issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The EMU of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the UK recently voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty of European Union. The UK has provided the EU with notice of its

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Each Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Because each Fund may invest in securities denominated in foreign currencies and some of the income received by each Fund may be in foreign currencies, changes in currency exchange rates may negatively impact each Fund’s return. The risks of investing in emerging and frontier market countries are greater than risks associated with investments in foreign developed countries.

Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. Each Fund may also invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The imposition of such sanctions could impair the market value of the securities of such foreign issuers or otherwise adversely affect a Fund’s operations.

Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

Risk of Investing in Emerging and Frontier Market Issuers. (All Funds except VanEck Vectors Israel ETF.) Certain Funds invest in securities of emerging market issuers and frontier market issuers. Each of VanEck Vectors Africa Index ETF, VanEck Vectors Egypt Index ETF and VanEck Vectors Vietnam ETF invests its assets in securities of frontier market issuers. Emerging and frontier market countries include countries in Africa, as well as the following countries: Brazil, Egypt, India, Indonesia, Poland, Russia and Vietnam. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in frontier market countries are magnified. Investment in securities of emerging and frontier market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in a Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging and frontier market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging and

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frontier markets are also more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund.

Securities Markets. Securities markets in emerging and frontier market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging and frontier market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in emerging and frontier market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging and frontier markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging and frontier market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging and frontier market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging and frontier market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging and frontier market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging and frontier market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities could negatively impact a Fund’s returns. Extremist groups in certain countries in the Middle East and North Africa region have traditionally held anti-Western views and are opposed to openness to foreign investments. Egypt borders the Gaza Strip and Israel and there are risks of further instability and violence in the region. Limited political and democratic freedoms in emerging and frontier market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging or frontier market country’s economy.

Many emerging and frontier market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging markets’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.

Also, from time to time, certain issuers located in emerging and frontier market countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

The economies of one or more countries in which a Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities included in a Fund’s Index. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.

Investment and Repatriation Restrictions. The government in an emerging or frontier market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging and frontier market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging and frontier market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging and frontier market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging and frontier market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging and frontier market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging and frontier market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging and frontier market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.

Additionally, investments in issuers located in certain emerging and frontier market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging or frontier market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging and frontier market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Available Disclosure About Emerging and Frontier Market Issuers. Issuers located or operating in emerging and frontier market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging and frontier market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

Foreign Currency Considerations. A Fund’s assets that are invested in equity securities of issuers in emerging and frontier market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging or frontier market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities,

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the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging and frontier market countries can be significantly affected by currency devaluations. Certain emerging and frontier market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging or frontier market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce a Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging or frontier market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging or frontier market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.

Certain emerging and frontier market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging or frontier market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. The VanEck Vectors India Small-Cap Index ETF does not expect to hedge its currency risk.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging and frontier market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging and frontier market countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging and frontier market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging and frontier market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging and frontier market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging and frontier market countries also have a higher risk of failed trades and back to back settlements may not be possible.

A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an AP, a Fund will be required to deliver U.S. dollars to the AP on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain frontier and emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain frontier and emerging market countries’ stock exchanges on which a Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Trading volume may be lower on certain frontier and emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain frontier and emerging market countries are less developed than in certain other markets and under certain circumstances this may result in a Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain frontier and emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which a Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging and frontier market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging and frontier market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging and frontier market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging and frontier market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging and frontier market countries may be inconsistent and subject to sudden change.

Foreign Currency Risk. Because a Fund’s assets that are invested in equity securities of issuers in emerging market countries may be denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far-reaching consequences on the euro. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. For example, certain emerging market countries have experienced economic challenges and liquidity issues with respect to their currency. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on a Fund and its investments.

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Risk of Investing in Depositary Receipts. A Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in a Fund’s Index, may negatively affect the Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts that are not included in the Index may lead to tracking error.

Risk of Investing in the Basic Materials Sector. (VanEck Vectors Africa Index ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF only.) To the extent that the basic materials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. (VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors India Small-Cap ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF only.) To the extent that the consumer discretionary sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. (VanEck Vectors Africa Index ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF only.) To the extent that the consumer staples sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Risk of Investing in the Energy Sector. (VanEck Vectors Poland ETF and VanEck Vectors Russia ETF only.) To the extent that the energy sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices have continued to remain at low levels following a significant decrease. Oil prices are subject to volatility, which has adversely impacted companies operating in the energy sector.

The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which the Fund invests.

Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets.

Companies in the energy sector may also be adversely affected by changes in exchange rates, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.

Risk of Investing in the Financial Services Sector. (All Funds except for VanEck Vectors Brazil Small-Cap ETF.) To the extent that the financial services sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Health Care Sector. (VanEck Vectors Israel ETF only.) To the extent that the health care sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.

Risk of Investing in the Industrials Sector. (VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Vietnam ETF only.) To the extent that the industrials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risk of Investing in the Information Technology Sector. (VanEck Vectors Israel ETF only.) To the extent the information technology sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

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Risk of Investing in the Real Estate Sector. (VanEck Vectors Egypt Index ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF only.) To the extent that the real estate sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the real estate sector. Companies in the real estate sector include companies that invest in real estate, such as REITs and real estate management and development companies. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.

Risk of Investing in the Telecommunications Sector. (VanEck Vectors Africa Index ETF and VanEck Vectors Egypt Index ETF only.) To the extent that the telecommunications sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the telecommunications sector. Companies in the telecommunications sector may be affected by industry competition, substantial capital requirements, government regulations and obsolescence of telecommunications products and services due to technological advancement.

Risk of Investing in the Utilities Sector. (VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors Russia Small-Cap ETF only.) To the extent that the utilities sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the utilities sector. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and the effects of effects of economic slowdowns and surplus capacity. Companies in the utilities sector are subject to extensive regulation, including governmental regulation of rates charged to customers, and may face difficulty in obtaining regulatory approval of new technologies. The effects of a U.S. national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may adversely affect companies in the utilities sector. Certain companies in the utilities sector may be inexperienced and may suffer potential losses resulting from a developing deregulatory environment. Technological innovations may render existing plants, equipment or products obsolete. Companies in the utilities sector may face increased competition from other providers of utility services. The potential impact of terrorist activities on companies in the utilities sector and its customers and the impact of natural or man-made disasters may adversely affect the utilities sector. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Risk of Investing in Micro-Capitalization Companies. (VanEck Vectors Egypt Index ETF and VanEck Vectors Israel ETF only.) A Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Risk of Investing in Small- and/or Medium-Capitalization Companies. Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and/or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and/or medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risk of Cash Transactions. Unlike other ETFs, VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Vietnam ETF effect their creations and redemptions at least partially for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds currently intend to effect a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.

Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Risk of Investing in Other Funds. Each Fund may invest in shares of other funds, including ETFs. As a result, a Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of such funds’ shares is expected to rise and fall as the value of the underlying index or securities rise and fall. If the shares of such funds are traded on a secondary market, the market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a fund, each Fund will also bear its ratable share of the underlying fund’s expenses. At the same time, each Fund will continue to pay its own investment management fees and other expenses. The expenses of such underlying funds will not, however, be counted towards a Fund’s expense cap.

Market Risk. The prices of the securities in each Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or underperform other investments. An investment in a Fund may lose money.

Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index or raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (if the Fund effects creations and redemptions for cash), which are not factored into the return of its Index. Transaction costs,

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including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index Providers (defined herein) or any agents that may act on their behalf will compile each Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Providers or their agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to an Index’s other constituents. Such errors may negatively or positively impact a Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the applicable Fund and its shareholders and any losses resulting from an Index Providers’ or others’ errors will be borne by the applicable Fund and its shareholders. A Fund may not be fully invested at times, either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to pay expenses or meet redemptions. In addition, a Fund may not invest in certain securities and/or underlying currencies included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca listing standards, a lack of liquidity in markets which securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. Each of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, and VanEck Vectors Vietnam ETF may accept cash in connection with a purchase of Creation Units or effect their redemptions in cash rather than in-kind and, as a result, each Fund’s ability to match the return of its respective Index will be affected.

Pursuant to the methodology of the Index Provider used to calculate and maintain the India Small-Cap Index, when a security in the India Small-Cap Index reaches its limitation on foreign ownership, it may not be removed from the India Small-Cap Index that day. The VanEck Vectors India Small-Cap Index ETF, however, may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the India Small-Cap Index, due to market conditions or otherwise. Due to these factors, the variation between the VanEck Vectors India Small-Cap Index ETF’s annual return and the return of the India Small-Cap Index may increase.

In addition, with respect to VanEck Vectors Vietnam ETF, pursuant to the methodology of the Index Provider used to calculate and maintain the Vietnam Index, a company may be removed from the Vietnam Index at a quarterly rebalancing as a result of reaching its limitation on foreign ownership. Consequently, VanEck Vectors Vietnam ETF may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Vietnam Index, due to market conditions or otherwise. Due to these factors, the variation between the VanEck Vector Vietnam ETF’s annual return and the return of the Vietnam Index may increase.

Each Fund may fair value certain of the foreign securities and/or underlying currencies or other assets it holds, except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions may result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Index.

With respect to VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF only, in the event economic sanctions are imposed by the United States against certain Russian companies, VanEck Vectors Russia ETF and VanEck

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Vectors Russia Small-Cap ETF may not be able to fully replicate the Russia Index and the Russia Small-Cap Index by investing in the relevant securities, which may lead to increased tracking error.

VanEck Vectors Africa Index ETF and VanEck Vectors Egypt Index ETF maintain tax reserves as a provision for Egyptian taxes while the Africa Index and Egypt Index do not. In light of the above factors, including the maintenance of this tax reserve, VanEck Vectors Africa Index ETF’s and VanEck Vectors Egypt Index ETF’s returns may deviate significantly from the return of the Africa Index and the Egypt Index.

Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Shares.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The

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market prices of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the NYSE Arca (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Funds.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly.

Issuer-Specific Changes Risk. (VanEck Vectors Egypt Index ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Non-Diversified Risk. (All Funds except VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors India Small-Cap Index ETF.) Each Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds. VanEck Vectors Egypt Index ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF may be particularly vulnerable to this risk because their respective Indices are comprised of securities of a limited number of companies.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries may negatively impact a Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in their respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and/or certain derivatives, which the Adviser believes will help a Fund track its Index. Convertible securities and depositary receipts not included in a Fund’s Index and underlying stocks in respect of depositary receipts included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its respective Index and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Certain Funds may also utilize participation notes to seek performance that corresponds to its respective Index. Each Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments.

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL NON-PRINCIPAL RISKS

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments, or in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality, and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time, and a Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.

In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations applicable to an ETF’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and negatively affect a Fund’s performance and ability to pursue its stated investment objectives.

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Participation Notes. Participation Notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent or default on its obligations, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities may become more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise "cover" its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Vietnam ETF, whose Shares are created and redeemed partially or principally for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain Funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

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MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. As of December 31, 2017, the Adviser managed approximately $44.2 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2017.

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%. From time to time, the Adviser may waive all or a portion of its fee. Until at least May 1, 2019, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF, respectively, trading expenses, taxes and extraordinary expenses and, with respect to VanEck Vectors India Small-Cap Index ETF, expenses of the Subsidiary) from exceeding 0.57% (with respect to VanEck Vectors Indonesia Index ETF), 0.59% (with respect to VanEck Vectors Brazil Small-Cap ETF and VanEck Vectors Israel ETF), 0.60% (with respect to VanEck Vectors Poland ETF), 0.62% (with respect to VanEck Vectors Russia ETF), 0.67% (with respect to VanEck Vectors Russia Small-Cap ETF), 0.76% (with respect to VanEck Vectors Vietnam ETF), 0.78% (with respect to VanEck Vectors Africa Index ETF), 0.85% (with respect to VanEck Vectors India Small-Cap Index ETF), and 0.94% (with respect to VanEck Vectors Egypt Index ETF) of its average daily net assets per year.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Peter H. Liao, CFA, and Guo Hua (Jason) Jin. Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts degree in Economics and Mathematics. Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis. Messrs. Liao and Jin also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

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SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

INTRADAY VALUE

The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by NYSE Arca or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.

RULE 144A AND OTHER UNREGISTERED SECURITIES

An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.

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SHAREHOLDER INFORMATION (continued)

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

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Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where a Fund acquires investment securities after the beginning of a dividend period, a Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gain is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Funds may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that a Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be

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SHAREHOLDER INFORMATION (continued)

refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Funds’ ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold a 30% withholding tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income), and beginning January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of

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withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds.

Mauritian Tax Status. The Subsidiary is wholly owned by VanEck Vectors India Small-Cap Index ETF (for purposes of this section, the “Fund”) and is a tax resident of Mauritius. The Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Category 1 Global Business License (“GBL 1 License”) to the Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007. The Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC. The MRA will issue a TRC to the Subsidiary if the Subsidiary shows the MRA that it is, and will be, centrally managed and controlled in Mauritius.

In order to satisfy the requirement that it is centrally managed and controlled in Mauritius, the Subsidiary must:

(a)	have, at all times, at least two directors of appropriate caliber that are able to exercise independence of mind and judgment, who are ordinarily resident in Mauritius;
(b)	maintain, at all times, its principal bank account in Mauritius;
(c)	keep and maintain, at all times, its accounting records in Mauritius;
(d)	prepare its statutory financial statements and cause its financial statements to be audited in Mauritius;
(e)	have at least two directors from Mauritius present at meetings of directors; and
(f)	comply with at least one of the following additional ‘economic substance’ requirements:
(i)	the corporation has or shall have office premises in Mauritius;
(ii)	the corporation employs or shall employ on a full time basis at an administrative or technical level, at least one person who shall be resident in Mauritius;
(iii)	the corporation’s constitution contains a clause whereby all disputes arising out of the constitution shall be resolved by way of arbitration in Mauritius;
(iv)

the corporation holds or is expected to hold within the next twelve months, assets (excluding cash held in bank account or shares/interests in another corporation holding a GBL 1 License) which are worth at least $100,000 in Mauritius;

(v)	the corporation’s shares are listed on a securities exchange licensed by the FSC; or
(vi)	the corporation has or is expected to have a yearly expenditure in Mauritius which can be reasonably expected from any similar corporation which is controlled and managed from Mauritius.

Additionally, a corporation shall be deemed to have satisfied the ‘economic substance’ requirements if a related corporation that is a subsidiary, fellow subsidiary, parent corporation or any other corporation within the same group structure, holding a GBL 1 License, satisfies one of the ‘economic substance’ criteria.

A TRC currently is issued on an annual basis. Under the current provisions of the Income Tax Act 1995 (the “ITA 95”), a Mauritian company is taxed at the rate of 15% on its chargeable income. A company holding a GBL 1 License is entitled to claim a tax credit on foreign source income at a rate which is the higher of:

(a)

the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or

(b)	a deemed foreign tax representing 80% of the Mauritius tax on such income.

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SHAREHOLDER INFORMATION (continued)

The ITA 95 defines ‘foreign source income’ as income which is not derived from Mauritius. This includes, in the case of a corporation holding a GBL 1 License, income derived from transactions with ‘non-residents.’ For a person other than an individual, the term ‘non-resident’ has been defined based upon criteria such as economic interests and place of incorporation. Because the Fund expects to derive foreign source income only, it will pay tax in Mauritius at an effective maximum rate of 3% on its taxable profits.

Under the ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities. There is no Mauritius capital gains tax on the disposal of shares. Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a GBL 1 License out of its foreign source income to non-residents that do not conduct any business in Mauritius are not subject to Mauritius income tax.

Compliance with the Foreign Account Tax Compliance Act (“FATCA”). On September 27, 2013, the Government of Mauritius and the Government of the United States signed an Agreement for the Exchange of Information Relating to Taxes (the “Agreement”) to set the legal framework to enable the exchange of tax information between the two countries. That was followed by the signing of another agreement known as the Inter-Governmental Agreement (the “Model 1 IGA”) to improve international tax compliance and to implement FATCA. The Agreement provides for the exchange of tax information (upon request, spontaneous and automatic) between Mauritius and the United States. The Model 1 IGA provides for the automatic reporting and exchange of information in relation to financial accounts held with Mauritius Financial Institutions by U.S. account holders and the reciprocal exchange of information regarding U.S. accounts held by Mauritius residents. According to the Model 1 IGA, Mauritius Financial Institutions are not subject to 30% withholding tax on US source income provided they comply with the requirements of FATCA. The Agreement for the Exchange of Information Relating to Taxes (United States of America—FATCA Implementation) Regulations 2014 (the “FATCA Regulations”), which gives effect to both the Agreement and the Model 1 IGA, became operational on August 29, 2014.

Compliance with the Convention on Mutual Administrative Assistance in Tax Matters. On June 23, 2015, the Government of Mauritius signed the Convention on Mutual Administrative Assistance in Tax Matters (the “Convention”), which was developed jointly by the Organization for Economic Cooperation and Development (“OECD”) and the Council of Europe, and amended Section 76 of the ITA 95 to enable the implementation of the common reporting standard (“CRS”). Under CRS, financial institutions in Mauritius have to report annually to the MRA on the financial accounts held by non-residents for eventual exchange with relevant treaty partners. Amendments may be brought to Mauritius laws to introduce the obligations adopted by Mauritius pursuant to the Convention. Different and potentially obligatory disclosure requirements may be imposed in respect of investors as a result of CRS, local legislation implementing CRS and/or other legislation similar to CRS.

Additional Disclosure Obligations. As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the Subsidiary, investors may be required to provide the Board of Directors of the Subsidiary (the “Subsidiary Board”) with all information and documents as the Subsidiary Board may require. The Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).

Prevention of Money Laundering and Terrorist Financing in Mauritius. Under the Mauritius Financial Intelligence and Anti-Money Laundering Act 2002, in Mauritius an offence of money laundering carries a fine not exceeding 2,000,000 Mauritius rupees (approximately $69,200) and a term of imprisonment not exceeding 10 years. Consequently, the Fund will carry out a due diligence selection process, based on generally accepted industry norms, prior to accepting investors. This will include but may not be limited to: (a) applying the ‘know your client’ principle by making sure that investors provide valid proof of identification; (b) maintaining records of identification information; (c) determining that potential investors are not known or suspected terrorists by checking their names against a list of known or suspected terrorists; (d) informing investors that information they provide may be used to verify their identity; and (e) monitoring investors’ money transactions, that is, the level of subscriptions. To ensure compliance with the Financial Intelligence and Anti-Money Laundering Act 2002 and the Code on the Prevention of Money Laundering and Terrorist Financing (“Anti Money Laundering Code”) issued by the Financial Services Commission in Mauritius, an investor will be required to provide certain information/documents for the purpose of verifying the identity of the investor and source of funds and obtain confirmation that the subscription monies do not represent, directly or indirectly, the proceeds of any crime. The request for information may be exempted where an investor (other than an agent acting on behalf of underlying principals) is a regulated financial services business based in Mauritius or in an equivalent

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jurisdiction (that is subject to the supervision of a public authority) or in the case of public companies listed on recognized stock/investment exchanges, as set out in the Anti-Money Laundering Code.

By way of example, an individual will be required to produce a copy of a passport or identification card duly certified by a public authority such as a notary public, the police or an accountant together with evidence of his address, such as a utility bill or bank statement. In the case of corporate applicants, this may require production of a certified copy of the certificate of incorporation (and any change of name) and the memorandum and articles of association (or equivalent), and of the names and residential and business addresses of all directors and beneficial owners, the passport copies and utility bills of directors and controllers as well as due diligence on source of funds of the corporate entity. The details given above are by way of example only and the Fund may request such information and documentation as it considers necessary to verify the identity of an investor. In the event of delay or failure on the part of an investor to produce any information required for verification purposes, the Fund may refuse to accept the application and the subscription monies relating thereto or may refuse to process a redemption request until proper information has been provided.

Indian Tax Status. The taxation of the Subsidiary in India is governed by the provisions of the ITA 1961, the Treaty and the 2016 Protocol (defined below).

In order to claim the beneficial provisions of the Treaty (discussed below), the Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. Further, the Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA.

Additionally, under the amendments to the ITA 1961 brought in through the Finance Act, 2013, the Subsidiary may have to provide to the tax authorities such other documents and information, as may be prescribed.

Under amendments to the Income Tax Rules, 1962 dated May 1, 2013, persons seeking to avail of Treaty benefits are required to furnish their return of income (irrespective of whether such income is liable to tax in India or not) from assessment years 2013-2014 onwards in the manner prescribed under the ITA 1961. For purposes of filing tax returns, a permanent account number or PAN (i.e., a taxpayer identification number) is required.

India-Mauritius Double Tax Avoidance Treaty. On May 10, 2016, India and Mauritius entered into a protocol (the “2016 Protocol”) amending the double-tax Treaty between the two countries. The 2016 Protocol went into effect on July 19, 2016. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident. Under the 2016 Protocol, all existing investments made on or before March 31, 2017 are grandfathered under the pre-existing tax regime under the Treaty (“Grandfathered Investments”), and share transfers made on or after April 1, 2017 are not subject to capital gains tax in India unless other Treaty eligibility conditions are satisfied.

Phasing out capital gains tax exemption. The 2016 Protocol introduces a Limitation of Benefits provision (defined herein), which gives India the ability under its domestic tax laws to tax capital gains earned in India by a Mauritius resident from the sale of shares of an Indian company. Gains made on shares of an Indian company acquired by a Mauritius resident entity before April 1, 2017 will continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold. Gains made on shares of an Indian company acquired by a Mauritius resident entity on or after April 1, 2017 and sold before March 31, 2019 (the “Transition Period”) will be taxed at 50% of the prevailing Indian capital gains tax rate. However, the reduced tax rate will be contingent on the Mauritius resident entity fulfilling the conditions set out in the Limitation of Benefits provision. Under the Limitation of Benefits provision, a Mauritius resident entity will be entitled to the 50% reduced tax rate on gains during the Transition Period if: (i) it demonstrates that it has a bona fide business period (e.g., its affairs have not been arranged with the primary purpose of benefiting from the reduced tax) and (ii) it is not a shell/conduit company. For purposes of the above, a company is not a shell/conduit company if it incurs expenditures on operations in Mauritius of at least 1.5 million Mauritius rupees (approximately $43,000) in the twelve-month period immediately preceding the date on which the gains arise. Gains made on shares of an Indian company acquired by a Mauritius resident entity on or after April 1, 2017 and sold after March 31, 2019 will be taxed at the full prevailing Indian capital gains tax rate.

Interest income derived by a Mauritius resident bank. Interest income derived by a Mauritius resident bank from debt claims and loans made to an Indian resident entity on or before March 31, 2017 will remain tax-exempt in India, irrespective of the maturity date of such instruments. Interest income derived by a Mauritius resident bank from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.

Taxation of capital gains arising to the Subsidiary from Grandfathered Investments. If the Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws and is eligible for benefits under the Treaty, the Subsidiary will not be taxed on capital gains derived from Grandfathered Investments. Even if the gains earned by the Subsidiary are considered business profits, such capital gains are not taxable in India if the Subsidiary does not have a PE in India.

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SHAREHOLDER INFORMATION (continued)

Therefore, if the Subsidiary is a Mauritius resident entity, has a valid TRC and is eligible for Treaty benefits, capital gains to the Subsidiary from the Grandfathered Investments should not be subject to tax in India. However, interest income derived by a Mauritius resident entity from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.

Taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company during the Transition Period. During the Transition Period, the taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company should be as follows:

(a)

Under the ITA 1961, capital gains from the sale of (a) unlisted shares held for not more than 24 months; and (b) listed shares (off the floor of the stock exchange) held for not more than 12 months should be taxed at the rate of 15% (excluding the applicable surcharge and cess) and (c) capital gains from the sale of unlisted Indian shares should not arise during the Transition Period considering that a holding period of more than 24 months is required in case of long-term capital gains on unlisted shares; and (d) listed shares (off the floor of the stock exchange) held for more than 12 months should be taxed at the rate of 5% (excluding the applicable surcharge and cess) without adjustment for foreign exchange fluctuation;

(b)

The Finance Bill 2018, which passed on March 14, 2018 and became effective on April 1, 2018, proposed a 10% tax on transfers of listed equity shares, units of an equity oriented mutual fund and units of a business trust where such gains exceed 100,000 Indian rupees (approximately $1,500);

(c)

The Finance Act, 2012 has exempted from tax the gains arising from the sale of unlisted shares by existing shareholders of a company in an initial public offer (“IPO”). However, such sale shall be subject to Securities transaction tax (“STT”).

Taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company after the Transition Period. After the Transition Period, the taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company should be as under:

(a)

Under the ITA 1961, capital gains from the sale of (a) unlisted shares held for not more than 24 months and (b) listed shares (off the floor of the stock exchange) held for not more than 12 months should be taxed at the rate of 30% (excluding the applicable surcharge and cess); and (c) capital gains from the sale of unlisted Indian shares held for more than 24 months and (d) listed shares (off the floor of the stock exchange) held for more than 12 months should be taxed at the rate of 10% (excluding the applicable surcharge and cess) without adjustment for foreign exchange fluctuation;

(b)

Under the ITA 1961, capital gains from the sale of listed Indian shares on the floor of the stock exchange (held for 12 months or less) where an STT at the specified rates (as discussed below) has been paid should be taxed at the rate of 15% (excluding the applicable surcharge and cess) and those held for more than 12 months where STT has been paid shall be exempt from taxation;

(c)

The Finance Act, 2017 provided that, except for transactions which have been notified by the Central Board of Direct Taxes, Government of India (“CBDT”), the exemption on long term capital gains would be applicable only to those units on which STT has been paid at the time of acquisition. The Finance Bill 2018 proposes a 10% tax on transfer of listed equity shares, units of an equity oriented mutual fund and units of a business trust where such gains exceed 100,000 Indian rupees (approximately $1,500). As a precondition for claiming the beneficial 10% tax rate, the proposal makes it mandatory for STT to have been paid at the time of sale of units.

(d)	The Finance Act, 2012 has exempted from tax the gains arising from the sale of unlisted shares by existing shareholders of a company in an IPO. However, such sale shall be subject to STT.

Exposure to Place of Effective Management (“POEM”). The Finance Act, 2015 introduced the concept of POEM to determine the tax residency of a company established outside India. A company established outside India is said to be a tax resident of India in a particular financial year (April 1 to March 31), if its POEM, in that financial year, is in India. The term POEM is defined as the place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole, are, in substance made. The CBDT has recently clarified that POEM shall not apply to a company with turnover or gross receipts of 50 crore rupees or less in a financial year.

While the Subsidiary believes that the activities of the Subsidiary or Adviser described in this Prospectus should not lead to a situation where the POEM of the Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the Subsidiary and/or the Adviser in India, then the worldwide profits of the Subsidiary would be subject to taxation in India as per the ITA 1961.

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If entitled to relief under the Treaty (as described below), the tax treatment in India of income derived by the Subsidiary would be the same as that of an FII registered with SEBI under the FII Regulations under the ITA 1961. The tax consequences for the Subsidiary as an FPI would be as follows:

(i)

Transfer of securities. Securities held by an FPI as of April 1, 2014 pursuant to FPI Regulations are regarded as “capital assets” and, as a corollary, gains derived from their transfer should be considered as capital gains. As a result of this amendment, gains arising on disposal/transfer of a range of listed securities including shares, debentures and eligible derivative instruments as may have been acquired under applicable laws, shall be taxed as capital gains (and not business income) under Indian domestic law.

The Subsidiary will seek to (i) comply with the requirements of the Treaty, (ii) qualify as a tax resident of Mauritius, (iii) maintain its central management and control in Mauritius and (iv) obtain a valid TRC from time to time. On that basis, the Fund’s management believes that the Subsidiary should be able to obtain the benefits of the Treaty benefitting the Fund ultimately. However, there can be no assurance that the Subsidiary will be granted a TRC in the future, or that the Indian government will grant benefits under the Treaty based on the issuance of TRC. In addition, while the validity of the Treaty and its applicability to entities such as the Subsidiary was upheld by the Supreme Court of India, no assurance can be given that the terms of the Treaty will not be subject to re-interpretation or re-negotiation in the future. Any change in the Treaty’s application could have a material adverse effect on the returns of the Fund. Further, it is possible that the Indian tax authorities may take the position that the Subsidiary is not entitled to the benefits of the Treaty notwithstanding the receipt of a TRC.

(ii)

Dividends paid by the Indian companies are exempt from tax in the hands of the Subsidiary, subject to payment of dividend distribution tax by the Indian company upon distribution of dividends at an effective rate of 20.36% (inclusive of applicable surcharge and cess) on such dividends.

(iii)

Under the 2016 Protocol, any interest income from loans made or debt securities held in India are taxable at the rate of (1) 7.5 % under the Treaty provided the Fund qualifies as the beneficial owner of the interest income except in case of interest income with respect to investment in Indian rupee-denominated debts of an Indian company or Government Security (as defined in Section 2(b) of Securities Contracts (Regulation) Act, 1956), which is taxable at the rate of 5% (plus applicable surcharge and education cess) if payable to FPIs on or after June 1, 2013 and before July 1, 2017 and if the rate of interest does not exceed such rate as may be notified by the Government of India. Further, according to the changes introduced by the Finance Act, 2017, effective April 1, 2018, the interest income with respect to investment in rupee-denominated debts of an Indian company or Government Security ( as defined in Section 2(b) of Securities Contracts (Regulation) Act, 1956), should be at the rate of 5% (plus applicable surcharge and education cess) if payable to FPIs on or after June 1, 2013 and before July 1, 2020 and if the rate of interest does not exceed such rate as may be notified by the Government of India.

Securities Transaction Tax. All transactions relating to sale, purchases and redemption of investments made by purchasers or sellers of Indian securities and equity oriented mutual fund units on a recognized stock exchange in India are subject to an STT. The current STT as levied on the transaction value as follows:

•	0.1% payable by the buyer and 0.1% by the seller on the value of transactions of delivery based transfer of an equity share in an Indian company entered in a recognized stock exchange;
•	0.001% on the value of transactions of delivery based sale of a unit of an equity oriented mutual fund entered in a recognized stock exchange, payable by the seller;
•

0.025 % on the value of transactions of non-delivery based sale of an equity share in an Indian company or a unit of an equity oriented mutual fund, entered in a recognized stock exchange payable by the seller;

•	0.05% on the value of transactions of derivatives being options, entered in a recognized stock exchange. STT is to be paid by the seller;
•	0.01% on the value of transactions of sale of derivatives being futures, entered in a recognized stock exchange. STT is to be paid by the seller;
•	0.001 % on the value of transactions of sale of units of an equity-oriented fund to the mutual fund, payable by the seller in accordance with the Finance Act, 2013;
•	0.125% on the value of transactions of sale of derivatives being options, where the option is exercised, entered in a recognized stock exchange. STT is to be paid by buyer.

The Finance Act, 2012 has exempted from tax the capital gains (under the ITA 1961) arising from the sale of unlisted shares by existing shareholders of a sub-Fund in an IPO. However, such sale is subject to STT at 0.2% of the sale consideration payable by the seller.

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SHAREHOLDER INFORMATION (continued)

Introduction of GAAR. The Finance Act, 2012 introduced GAAR, which became effective April 1, 2017. Under the Finance Act, 2012, upon declaration of an arrangement as an ‘impermissible avoidance agreement’, the tax authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The tax authorities also have the power to deny benefits under the Treaty.

The term ‘impermissible avoidance arrangement’ has been defined broadly to mean an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; and (d) arrangement similar to that employed for non-bona fide purposes. Factors such as the holding period of the investment, availability of an exit route and whether taxes have been paid in connection with the arrangement may be relevant but not sufficient for determining commercial substance. An arrangement shall also be deemed to be lacking commercial substance, if it does not have a significant effect upon the business risks, or net cash flows of any party to the arrangement apart from any effect attributable to the tax benefit that would be obtained.

According to a notification issued by the CBDT dated September 23, 2013, only those arrangements which result in a tax benefit of 30 million Indian rupees (approximately $500,000) or more will attract the provisions of GAAR. Further, the provisions of Chapter X-A of the Tax Act (relating to GAAR) are not applicable in respect of any income accruing or arising to, or deemed to accrue or arise to, or received or deemed to be received by any person from transfer of investments made before August 30, 2010 by such person.

The Income Tax Rules, 1962, and subsequent amendments provide that GAAR is not applicable in respect of any income arising from transfer of investments which were made before April 1, 2017. Further, the CBDT has clarified that GAAR will not interplay with the right of the taxpayer to select or choose the method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.

Taxation of Indirect Transfer of Indian Assets

The Finance Act, 2012 introduced a provision for the levy of capital gains tax on income arising from the transfer of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its value ‘substantially’ from the assets located in India.

The Finance Act, 2015 introduced the criteria to determine when the share or interest of a foreign company or entity shall be deemed to derive its value ‘substantially’ from the assets (whether tangible or intangible) located in India. The Finance Act, 2015 states that shares derive their value substantially from assets in India if on a specified date the value of such Indian assets (i) exceeds 10 crore rupees (approximately $166,667) and (ii) represents at least 50% of the value of all the assets owned by the company or entity in which shares/interest is being transferred. The value of assets is proposed to be the fair value of such asset, without reduction of liabilities, if any, in respect of the asset. The manner of determination of the fair value of the assets has not been prescribed and is to be provided for by amending the Income Tax Rules, 1962.

The end of the accounting period preceding the date of transfer is proposed to be the ‘specified date’ for the purposes of valuation. However, in a situation when the book value of the assets on the date of transfer exceeds the book value of the assets as of the end of the accounting period preceding the date of transfer by at least 15%, it is proposed that the ‘specified date’ shall be the date of transfer.

The gains arising on transfer of a share or interest deriving, directly or indirectly, its value substantially from assets located in India is proposed to be taxed in India only to the extent income arising from such transfer can be reasonably attributable to assets located in India. This would be relevant where the entity in which shares or interest is transferred also has assets outside India. While the Finance Act, 2015 does not provide for the mechanism determination of income attributable to assets in India, it is proposed to be prescribed subsequently by amending the Income Tax Rules, 1962. These rules have not yet been issued.

Further the Finance Act, 2015 provides for situations in which indirect transfer of Indian assets is proposed to be exempted from taxation. Category I (sovereign funds) and Category II (broad-based funds) FPIs have been exempted by the Finance Act, 2017 from the application of the indirect transfer tax provisions.

The above indirect transfer tax-related provisions could impact the redemption and/or the transfer of the shareholders’ interests in the Fund. Such taxation should be subject to relief under an applicable tax treaty. However, it would be important to note that the India-US tax treaty, the India-UK tax treaty and certain other treaties do not provide relief from such taxation.

In case of investors situated in a country where treaty relief is available against such taxation, it would be important to note that requirements with respect to obtaining a TRC, submitting certain additional information and filing tax returns (as outlined above) would also be applicable to such shareholders claiming tax treaty relief.

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Taxation of Shareholders

For investors in the Fund who are tax residents outside India and who do not carry on any business activities in India, there should be no Indian income tax implications on distributions received from the Fund. However, where shares in the Fund are sold by the investors, gains from such transfer could be subject to tax in India as outlined under the heading “Taxation of Indirect Transfer of Indian Assets” above, subject to applicable tax treaty relief.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders.

INDEX PROVIDERS

The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index are published by MV Index Solutions GmbH (“MVIS”), which is a wholly owned subsidiary of the Adviser.

The Israel Index is published by BlueStar Global Investors, LLC (“BlueStar”).

BlueStar and MVIS are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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MVIS® GDP AFRICA INDEX

The Africa Index is a rules-based, modified-capitalization-weighted, float-adjusted index and is intended to give investors a means of tracking the overall performance of the publicly traded companies in Africa. The Africa Index includes local listings of companies that are incorporated in Africa and listings of companies incorporated outside of Africa but that have at least 50% of their revenues/related assets in Africa. A GDP capping scheme is applied.

To be initially eligible for the Africa Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Africa Index included 83 securities of companies with a market capitalization range of between approximately $828.0 million and $122.3 billion and a weighted average market capitalization of $17.4 billion. These amounts are subject to change.

The Africa Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Africa Index. Solactive AG uses its best efforts to ensure that the Africa Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Africa Index to third parties. VanEck Vectors Africa Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Africa Index ETF.

The Africa Index is reconstituted and rebalanced quarterly.

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MVIS® BRAZIL SMALL-CAP INDEX

The Brazil Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in Brazil or that are incorporated outside of Brazil but have at least 50% of their revenues/related assets in Brazil.

To be initially eligible for the Brazil Small-Cap Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Brazil Small-Cap Index included 56 securities of companies with a market capitalization range of between approximately $389.0 million and $3.2 billion and a weighted average market capitalization of $1.5 billion. These amounts are subject to change.

The Brazil Small-Cap Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Brazil Small-Cap Index. Solactive AG uses its best efforts to ensure that the Brazil Small-Cap Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Brazil Small-Cap Index to third parties. VanEck Vectors Brazil Small-Cap ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Brazil Small-Cap ETF.

The Brazil Small-Cap Index is reconstituted and rebalanced semi-annually.

105

MVIS® EGYPT INDEX

The Egypt Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Egypt or that are incorporated outside of Egypt but have at least 50% of their revenues/related assets in Egypt.

To be initially eligible for the Egypt Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Egypt Index included 25 securities of companies with a market capitalization range of between approximately $90.0 million and $5.0 billion and a weighted average market capitalization of $1.5 billion. These amounts are subject to change.

The Egypt Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Egypt Index. Solactive AG uses its best efforts to ensure that the Egypt Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Egypt Index to third parties. VanEck Vectors Egypt Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Egypt Index ETF.

The Egypt Index is reconstituted and rebalanced quarterly.

106

MVIS® INDIA SMALL-CAP INDEX

The India Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in India or that are incorporated outside of India but have at least 50% of their revenues/related assets in India.

To be initially eligible for the India Small-Cap Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the India Small-Cap Index included 176 securities of companies with a market capitalization range of between approximately $103.0 million and $2.0 billion and a weighted average market capitalization of $827.0 million. These amounts are subject to change.

The India Small-Cap Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the India Small-Cap Index. Solactive AG uses its best efforts to ensure that the India Small-Cap Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the India Small-Cap Index to third parties. VanEck Vectors India Small-Cap Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors India Small-Cap Index ETF.

The India Small-Cap Index is reconstituted and rebalanced semi-annually.

107

MVIS® INDONESIA INDEX

The Indonesia Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Indonesia or that are incorporated outside of Indonesia but have at least 50% of their revenues/related assets in Indonesia.

To be initially eligible for the Indonesia Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Indonesia Index included 43 securities of companies with a market capitalization range of between approximately $638.0 million and $39.8 billion and a weighted average market capitalization of $16.3 billion. These amounts are subject to change.

The Indonesia Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Indonesia Index. Solactive AG uses its best efforts to ensure that the Indonesia Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Indonesia Index to third parties. VanEck Vectors Indonesia Index ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Indonesia Index ETF.

The Indonesia Cap Index is reconstituted and rebalanced quarterly.

108

BLUESTAR ISRAEL GLOBAL INDEX®

The Israel Index is a rules based, modified capitalization, float adjusted weighted index comprised of equity securities, which may include depositary receipts, of publicly traded companies that are generally considered by the Index Provider to be Israeli companies. The Index Provider considers a range of factors such as domicile, country of company formation/founding, primary location of management, operations and/or research and development facilities, tax status, location of revenues and employees, among other things, when determining whether a company will be included in the Israel Index.

For a company to be considered part of the Israel Index, it must meet at least one quantitative criterion and/or at least two qualitative criteria, below, as decided upon by the BlueStar Index Advisory Committee. If a company meets this requirement, it will be considered an Israeli company and part of the universe of Israeli global equities.

Quantitative criteria:

1)	The company’s tax status is in Israel.
2)	The company is headquartered in Israel.
3)	The company generates at least 50% of its revenues or at least 50% of its operating expenses are derived from operations in Israel.

Qualitative criteria:

1)	The company was founded or formed in Israel.
2)	The company is listed on the Tel Aviv Stock Exchange.
3)	The company has major management, operational, logistical, or R&D facilities in Israel.
4)	The company has a majority of its board of directors or at least two executives domiciled in Israel.
5)

The company’s business results would be materially altered without its Israel based assets. These assets may include, but are not limited to: intellectual and human capital, or licenses to Israeli technology that materially affect revenue or R&D

6)	The company is a subsidiary or non-Israel operating branch of an Israeli company that meets at least one of the quantitative criteria described above.

The Israel Index generally only includes the largest and most liquid companies as well as mid-cap and small-capitalization companies that display sufficient liquidity for global investors. Companies are added or removed by BlueStar Indexes based on the methodology described below. Each component security must not be listed on an exchange in a country which employs restrictions on foreign capital investment such that those restrictions render the component effectively non-investible, as determined by BlueStar Indexes. The Israel Index does not consider Tel Aviv Stock Exchange listed limited partnerships to be part of the investable universe of Israeli companies. In cases where a limited partnership’s parent company is included in the Index, the free-float weight of the limited partnership will be added to the parent company’s free-float weight. Constituent stocks of the Israel Index must have a float-adjusted market capitalization of at least $75 million on rebalance selection date to be eligible for the Israel Index. Stocks whose market capitalizations fall below $75 million for two consecutive rebalance selection dates will no longer be eligible for the Israel Index. Stocks must have a minimum six-month average daily trading volume of at least $250,000 to be eligible for the Israel Index. No single component stock represents more than 10.0% of the weight of the Israel Index. Should a component represent greater than 10.0% of the weight of the Israel Index, the weight shall be modified such that it represents no more than 10.0% of the Israel Index as of the rebalance selection date. The cumulative weight of all components with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Israel Index. This particular requirement will be satisfied as of the Israel Index’s semi-annual rebalance selection date.

As of December 31, 2017, the Israel Index included 139 securities of companies with a market capitalization range of between approximately $84.0 million and $21.6 billion and a weighted average market capitalization of $6.9 billion. These amounts are subject to change.

The Israel Index is the exclusive property of BlueStar Indexes, and is calculated and maintained by Standard & Poor’s based on a methodology developed by BlueStar Indexes in consultation with Standard & Poor’s. The Israel Index is calculated on a real-time and end-of-day basis. Information on the Israel Index is freely available on the website of BlueStar Indexes at www.BlueStarIndexes.com.

The Israel Index is reconstituted semi-annually in June and December of each year. Component changes are decided after the close on the Tuesday before the second Friday of June and December (“Selection Date”), and implemented after the close on the third Friday of June and December, and become effective at the opening on the next trading day. Companies are added and/or deleted based upon the Israel Index eligibility criteria described above. BlueStar maintains a watch list of securities that might be eligible for inclusion. Whenever possible, BlueStar will publicly announce changes to the Israel Index on its publicly available website at least five trading days prior to the effective date.

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MVIS® POLAND INDEX

The Poland Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Poland or that are incorporated outside of Poland but have at least 50% of their revenues/related assets in Poland.

To be initially eligible for the Poland Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Poland Index included 26 securities of companies with a market capitalization range of between approximately $1.1 billion and $15.9 billion and a weighted average market capitalization of $7.8 billion. These amounts are subject to change.

The Poland Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Poland Index. Solactive AG uses its best efforts to ensure that the Poland Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Poland Index to third parties. VanEck Vectors Poland ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Poland ETF.

The Poland Index is reconstituted and rebalanced quarterly.

110

MVIS® RUSSIA INDEX

The Russia Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

To be initially eligible for the Russia Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Russia Index included 28 securities of companies with a market capitalization range of between approximately $2.0 billion and $91.4 billion and a weighted average market capitalization of $27.3 billion. These amounts are subject to change.

The Russia Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Russia Index. Solactive AG uses its best efforts to ensure that the Russia Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Russia Index to third parties. VanEck Vectors Russia ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Russia ETF.

The Russia Index is reconstituted and rebalanced quarterly.

111

MVIS® RUSSIA SMALL-CAP INDEX

The Russia Small-Cap Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded small-capitalization companies that are incorporated in Russia or that are incorporated outside of Russia but have at least 50% of their revenues/related assets in Russia.

To be initially eligible for the Russia Small-Cap Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Russia Small-Cap Index included 25 securities of companies with a market capitalization range of between approximately $169.0 million and $2.8 billion with a weighted average market capitalization of $1.3 billion. These amounts are subject to change.

The Russia Small-Cap Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Russia Small-Cap Index. Solactive AG uses its best efforts to ensure that the Russia Small-Cap Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Russia Small-Cap Index to third parties. VanEck Vectors Russia Small-Cap ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Russia Small-Cap ETF.

The Russia Small-Cap Index is reconstituted and rebalanced semi-annually.

112

MVIS® VIETNAM INDEX

The Vietnam Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded companies that are incorporated in Vietnam or that are incorporated outside of Vietnam but have at least 50% of their revenues/related assets in Vietnam.

To be initially eligible for the Vietnam Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Vietnam Index included 25 securities of companies with a market capitalization range of between approximately $174.0 million and $13.3 billion and a weighted average market capitalization of $3.5 billion. These amounts are subject to change.

The Vietnam Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Vietnam Index. Solactive AG uses its best efforts to ensure that the Vietnam Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Vietnam Index to third parties. VanEck Vectors Vietnam ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in VanEck Vectors Vietnam ETF.

The Vietnam Index is reconstituted and rebalanced quarterly.

113

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with MVIS to use each of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index. Each of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

The Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF particularly or the ability of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index to track the performance of its respective securities market. MVIS’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index that is determined, composed and calculated by MVIS without regard to the Adviser or the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF into consideration in determining, composing or calculating the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AFRICA INDEX, BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS AFRICA INDEX ETF, VANECK VECTORS BRAZIL SMALL-CAP ETF, VANECK VECTORS EGYPT INDEX ETF, VANECK VECTORS INDIA SMALL-CAP INDEX ETF, VANECK VECTORS INDONESIA INDEX ETF, VANECK VECTORS POLAND ETF, VANECK VECTORS RUSSIA ETF, VANECK VECTORS RUSSIA SMALL-CAP ETF AND VANECK VECTORS VIETNAM ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AFRICA INDEX, BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AFRICA INDEX, BRAZIL SMALL-CAP INDEX, EGYPT INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, POLAND INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

114

The Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index and/or its trade mark or its price at any time or in any other respect. The Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF. Neither publication of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index by Solactive AG nor the licensing of the Africa Index, Brazil Small-Cap Index, Egypt Index, India Small-Cap Index, Indonesia Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index or its trade mark for the purpose of use in connection with the VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Poland ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Vietnam ETF’s Prospectus.

The Israel Index is the exclusive property of BlueStar Indexes, and is calculated and maintained by Standard & Poor’s based on a methodology developed by BlueStar Indexes in consultation with Standard & Poor’s. The Israel Index is calculated on an end-of-day basis. Information on the Israel Index is freely available on the website of BlueStar Indexes at www.BlueStarIndexes.com.

The VanEck Vectors Israel ETF is not sponsored, endorsed, sold or promoted by BlueStar. BlueStar makes no representation or warranty, express or implied, to the shareholders of VanEck Vectors Israel ETF or any member of the public regarding the advisability of acquiring, bidding, investing or trading in VanEck Vectors Israel ETF. BlueStar has licensed to the Adviser certain trademarks and trade names of BlueStar and of the Israel Index which is determined, composed and calculated by BlueStar without regard to Adviser or VanEck Vectors Israel ETF and BlueStar has no obligation to take the needs of Adviser or the owners of VanEck Vectors Israel ETF into consideration in determining, composing or calculating the Israel Index. BlueStar is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Vectors Israel ETF. BlueStar has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Israel ETF.

The S&P 500® Index included in each Fund’s performance table is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by the Adviser. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

115

FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

116

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$20.09	$18.11		$26.20	$30.93	$30.77

Income from investment operations:
Net investment income	0.39 (a)	0.58		0.50	0.64	0.67
Net realized and unrealized gain (loss) on investments	4.82	1.93		(8.20)	(4.61)	0.32

Total from investment operations	5.21	2.51		(7.70)	(3.97)	0.99

Less:
Dividends from net investment income	(0.49)	(0.53)		(0.39)	(0.76)	(0.83)

Net asset value, end of year	$24.81	$20.09		$18.11	$26.20	$30.93

Total return (b)	26.02%	13.94%		(29.41)%	(12.86)%	3.24%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$75,678	$66,296		$59,766	$95,645	$108,245
Ratio of gross expenses to average net assets	0.87%	0.83%		0.82%	0.80%	0.93%
Ratio of net expenses to average net assets	0.84%	0.79%		0.79%	0.80%	0.81%
Ratio of net expenses to average net assets excluding interest expense	0.78%	0.78	%(d)	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets	1.73%	2.85%		2.05%	2.00%	2.35%
Portfolio turnover rate (c)	38%	45%		33%	30%	86%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.10	$10.44	$21.23	$29.61	$42.20

Income from investment operations:
Net investment income	0.48 (a)	0.51	0.44	0.88	0.54
Net realized and unrealized gain (loss) on investments	7.81	5.83	(10.83)	(8.37)	(12.58)

Total from investment operations	8.29	6.34	(10.39)	(7.49)	(12.04)

Less:
Dividends from net investment income	(1.06)	(0.68)	(0.40)	(0.89)	(0.55)

Net asset value, end of year	$23.33	$16.10	$10.44	$21.23	$29.61

Total return (b)	51.71%	60.92%	(48.97)%	(25.19)%	(28.58)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$108,484	$82,898	$65,264	$104,011	$196,891
Ratio of gross expenses to average net assets	0.68%	0.69%	0.72%	0.66%	0.64%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	2.24%	3.14%	3.29%	2.99%	1.11%
Portfolio turnover rate (c)	53%	44%	57%	64%	33%

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Excludes reimbursement from prior year custodial charge of 0.01%.

117

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year:

	Egypt Index ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013(#)
Net asset value, beginning of year	$26.02	$39.01	$59.95	$55.51	$51.00

Income from investment operations:
Net investment income	0.81 (a)	1.17	0.04	0.53	1.13
Net realized and unrealized gain (loss) on investments	6.31	(14.16)	(20.37)	6.67	4.42

Total from investment operations	7.12	(12.99)	(20.33)	7.20	5.55

Less:
Dividends from net investment income	(0.25)	—	(0.61)	(2.76)	(1.04)

Net asset value, end of year	$32.89	$26.02	$39.01	$59.95	$55.51

Total return (b)	27.39%	(33.30)%	(33.89)%	12.92%	10.90%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$76,459	$40,985	$26,329	$49,461	$48,571
Ratio of gross expenses to average net assets	1.09%	1.14%	1.07%	0.97%	1.18%
Ratio of net expenses to average net assets	0.94%	1.01%	0.98%	0.97%	0.98%
Ratio of net expenses to average net assets excluding interest expense	0.94%	0.94%	0.94%	0.92%	0.94%
Ratio of net investment income to average net assets	2.82%	1.17%	0.60%	0.63%	2.31%
Portfolio turnover rate (c)	41%	56%	57%	69%	78%

	India Small-Cap Index ETF(d)
	For the Year Ended December 31,
	2017	2016		2015	2014	2013(#)
Net asset value, beginning of year	$41.03	$43.66		$44.53	$31.31	$44.24

Income from investment operations:
Net investment income	0.02 (a)	0.39		0.06 (a)	0.37	0.25
Net realized and unrealized gain (loss) on investments	27.42	(2.45)		0.42	13.29	(13.04)

Total from investment operations	27.44	(2.06)		0.48	13.66	(12.79)

Less:
Dividends from net investment income	(0.07)	(0.57)		(1.35)	(0.44)	(0.14)

Net asset value, end of year	$68.40	$41.03		$43.66	$44.53	$31.31

Total return (b)	66.88%	(4.70)%		1.07%	43.65%	(28.91)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$405,246	$183,627		$171,370	$272,745	$110,352
Ratio of gross expenses to average net assets	0.72%	0.78%		0.78%	0.92%	1.39%
Ratio of net expenses to average net assets	0.72%	0.78%		0.78%	0.89%	0.93%
Ratio of net expenses to average net assets excluding interest expense	0.70%	0.78	%(d)	0.75%	0.85%	0.85%
Ratio of net investment income to average net assets	0.04%	0.96%		0.13%	0.82%	0.73%
Portfolio turnover rate (c)	42%	29%		40%	120%	77%

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Represents consolidated Financial Highlights.
(e)	Excludes reimbursement from prior year custodial charge of 0.01%.
(#)	On July 1, 2013, the Fund effected a 1 for 4 reverse share split. Per share data has been adjusted to give effect to the share split.

118

For a share outstanding throughout each period:

	Indonesia Index ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.31	$18.36	$24.32	$20.98	$28.63

Income from investment operations:
Net investment income	0.35 (a)	0.28	0.47	0.53	0.75
Net realized and unrealized gain (loss) on investments	3.55	2.92	(5.98)	3.31	(7.68)

Total from investment operations	3.90	3.20	(5.51)	3.84	(6.93)

Less:
Dividends from net investment income	(0.46)	(0.25)	(0.45)	(0.50)	(0.72)

Net asset value, end of year	$24.75	$21.31	$18.36	$24.32	$20.98

Total return (b)	18.35%	17.49%	(22.69)%	18.34%	(24.20)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$61,864	$85,240	$86,293	$184,831	$183,618
Ratio of gross expenses to average net assets	0.73%	0.68%	0.72%	0.66%	0.67%
Ratio of net expenses to average net assets	0.57%	0.58%	0.58%	0.58%	0.57%
Ratio of net expenses to average net assets excluding interest expense	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.53%	1.05%	1.65%	1.80%	1.95%
Portfolio turnover rate (c)	14%	12%	11%	12%	20%

	Israel ETF
	For the Year Ended December 31,				For the Period June 25, 2013(d) through December 31, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$26.84	$28.81	$29.56	$30.04	$25.30

Income from investment operations:
Net investment income	0.30 (a)	0.27	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	3.71	(1.80)	(0.69)	(0.05)	4.80

Total from investment operations	4.01	(1.53)	(0.37)	0.26	4.90

Less:
Dividends from net investment income	(0.48)	(0.26)	(0.38)	(0.28)	(0.16)
Distributions from net realized capital gains	—	—	—	(0.46)	—
Return of capital	—	(0.18)	—	—	—

Total dividends and distributions	(0.48)	(0.44)	(0.38)	(0.74)	(0.16)

Net asset value, end of period	$30.37	$26.84	$28.81	$29.56	$30.04

Total return (b)	14.96%	(5.34)%	(1.27)%	0.88%	19.39	%(e)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$42,521	$36,236	$46,091	$44,335	$30,036
Ratio of gross expenses to average net assets	0.92%	0.92%	0.85%	0.76%	0.94	%(f)
Ratio of net expenses to average net assets	0.59%	0.60%	0.59%	0.60%	0.59	%(f)
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59%	0.59%	0.59	%(f)
Ratio of net investment income to average net assets	1.04%	0.94%	1.04%	1.03%	0.83	%(f)
Portfolio turnover rate (c)	21%	19%	18%	17%	24	%(e)

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Commencement of operations
(e)	Not Annualized
(f)	Annualized

119

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year:

	Poland ETF
	For the Year Ended December 31,
	2017		2016	2015	2014	2013
Net asset value, beginning of year	$13.49		$13.28	$17.99	$22.60	$22.25

Income from investment operations:
Net investment income	0.30	(a)(b)	0.42	0.45	0.80	0.74
Net realized and unrealized gain (loss) on investments	6.98		0.08	(4.72)	(4.61)	0.36

Total from investment operations	7.28		0.50	(4.27)	(3.81)	1.10

Less:
Dividends from net investment income	(0.97)		(0.29)	(0.44)	(0.80)	(0.75)

Net asset value, end of year	$19.80		$13.49	$13.28	$17.99	$22.60

Total return (c)	54.44	%(b)	3.60%	(23.85)%	(16.90)%	4.92%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$17,824		$13,493	$15,269	$18,886	$30,514
Ratio of gross expenses to average net assets	1.31%		1.30%	1.11%	0.99%	1.07%
Ratio of net expenses to average net assets	0.66%		0.60%	0.60%	0.60%	0.61%
Ratio of net expenses to average net assets excluding interest expense	0.60%		0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	1.64%		2.98%	2.69%	2.91%	3.31%
Portfolio turnover rate (d)	28%		18%	30%	19%	21%

	Russia ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.09	$14.69	$15.17	$28.69	$29.63

Income from investment operations:
Net investment income	0.71 (a)	0.38	0.50	0.59	0.80
Net realized and unrealized gain (loss) on investments	0.25	6.36	(0.46)	(13.45)	(1.00)

Total from investment operations	0.96	6.74	0.04	(12.86)	(0.20)

Less:
Dividends from net investment income	(0.91)	(0.34)	(0.52)	(0.66)	(0.74)

Net asset value, end of year	$21.14	$21.09	$14.69	$15.17	$28.69

Total return (c)	4.62%	45.91%	0.39%	(44.95)%	(0.65)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,806,708	$2,605,165	$1,735,849	$1,541,945	$1,187,720
Ratio of gross expenses to average net assets	0.72%	0.79%	0.72%	0.61%	0.71%
Ratio of net expenses to average net assets	0.67%	0.65%	0.63%	0.61%	0.63%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (e)	0.66%	0.65%	0.62%	0.61%	0.62%
Ratio of net investment income to average net assets	3.40%	2.48%	2.98%	3.92%	2.52%
Portfolio turnover rate (d)	15%	22%	33%	23%	27%

(a)	Calculated based upon average shares outstanding.
(b)

For the year ended December 31, 2017, 0.52% of total return, representing $0.10 net investment income per share, consisted of a one-time, positive effect of foreign withholding tax claims, net of the associated IRS compliance fee.

(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.10% of average daily net assets.

120

For a share outstanding throughout each year:

	Russia Small-Cap ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013(#)
Net asset value, beginning of year	$38.04	$19.31	$19.60	$42.24	$45.15

Income from investment operations:
Net investment income	1.17 (a)	0.77	0.38	0.91	0.30
Net realized and unrealized gain (loss) on investments	2.94	18.77	(0.29)	(23.14)	(2.01)

Total from investment operations	4.11	19.54	0.09	(22.23)	(1.71)

Less:
Dividends from net investment income	(1.47)	(0.81)	(0.38)	(0.41)	(1.20)

Net asset value, end of year	$40.68	$38.04	$19.31	$19.60	$42.24

Total return (b)	11.01%	101.07%	0.48%	(52.67)%	(3.77)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$58,312	$88,755	$35,392	$53,573	$16,191
Ratio of gross expenses to average net assets	0.82%	0.86%	1.19%	0.95%	1.87%
Ratio of net expenses to average net assets	0.76%	0.75%	0.69%	0.68%	0.67%
Ratio of net expenses to average net assets excluding interest expense and a portion of depositary receipt fees (c)	0.75%	0.73%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	2.87%	3.28%	1.58%	2.42%	0.59%
Portfolio turnover rate (d)	39%	72%	30%	32%	74%

	Vietnam ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.97	$14.78	$18.84	$18.63	$17.06

Income from investment operations:
Net investment income	0.20 (a)	0.39	0.55	0.51	0.59
Net realized and unrealized gain (loss) on investments	4.46	(1.83)	(4.11)	0.21	1.58

Total from investment operations	4.66	(1.44)	(3.56)	0.72	2.17

Less:
Dividends from net investment income	(0.18)	(0.37)	(0.50)	(0.49)	(0.60)
Return of capital	— (e)	—	—	(0.02)	—

Total dividends	(0.18)	(0.37)	(0.50)	(0.51)	(0.60)

Net asset value, end of year	$17.45	$12.97	$14.78	$18.84	$18.63

Total return (b)	35.76%	(9.78)%	(18.87)%	3.95%	12.75%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$349,029	$257,549	$379,231	$468,233	$372,634
Ratio of gross expenses to average net assets	0.66%	0.66%	0.67%	0.66%	0.72%
Ratio of net expenses to average net assets	0.66%	0.66%	0.67%	0.66%	0.72%
Ratio of net expenses to average net assets excluding interest expense	0.63%	0.63%	0.65%	0.65%	0.70%
Ratio of net investment income to average net assets	1.37%	2.14%	3.29%	2.32%	2.98%
Portfolio turnover rate (d)	50%	47%	67%	67%	48%

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Effective May 1, 2016, the Fund excludes depositary receipt fees in excess of 0.08% of average daily net assets.
(d)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(e)	Amount represents less than $0.005 per share.
(#)	On July 1, 2013, the Fund effected a 1 for 3 reverse share split. Per share data has been adjusted to give effect to the share split.

121

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed year and the most recently completed quarter(s), as well as for each of the four previous calendar quarters, when available, can be found at www.vaneck.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Funds’ shareholders and the Trust, the Funds, the Adviser and/or the Trustees. Further, shareholders are not intended third party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser or other parties who provide services to the Fund.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and

122

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 1.800.826.2333.

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.

The Funds’ SAI is available at www.vaneck.com.

(Investment Company Act file no. 811-10325)

123

For more detailed information about the Funds, see the SAI dated May 1, 2018, as may be supplemented from time to time, which is incorporated by reference into this Prospectus. Additional information about each of the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333
INTPRO	vaneck.com

PROSPECTUS MAY 1, 2018

VANECK VECTORS®
Agribusiness ETF	MOO®
Coal ETF	KOL®
Global Alternative Energy ETF	GEX®
Gold Miners ETF	GDX®
Junior Gold Miners ETF	GDXJ®
Natural Resources ETF	HAP®
Oil Refiners ETF	CRAK®
Oil Services ETF	OIH®
Rare Earth/Strategic Metals ETF	REMX®
Steel ETF	SLX®
Unconventional Oil & Gas ETF	FRAK®
UraniumÇNuclear Energy ETF	NLR®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333  vaneck.com

VANECK VECTORS® AGRIBUSINESS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Agribusiness ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Agribusiness Index (the “Agribusiness Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.04%

Total Annual Fund Operating Expenses(a)	0.54%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.54%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$55
3	$173
5	$302
10	$677

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Agribusiness Index includes equity securities of companies that generate at least 50% of their revenues from agri-chemicals, animal health and fertilizers, seeds and traits, from farm/irrigation equipment and farm machinery, aquaculture and fishing, livestock, cultivation and plantations (including grain, oil palms, sugar cane, tobacco leafs, grapevines, etc.) and trading of agricultural products. Such companies may include small- and medium-capitalization companies and foreign market issuers. As of December 31, 2017, the Agribusiness Index included 57 securities of companies with a market capitalization range of

VANECK VECTORS® AGRIBUSINESS ETF (continued)

between approximately $885.0 million and $51.4 billion and a weighted average market capitalization of $20.3 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Agribusiness Index by investing in a portfolio of securities that generally replicates the Agribusiness Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Agribusiness Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Agribusiness Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Agribusiness Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in agricultural companies and the basic materials and consumer staples sectors, and each of the health care and industrials sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Agriculture Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the agriculture industry. Economic forces affecting the agricultural sector and related industries, including forces affecting agricultural commodity prices, labor costs, and energy and financial markets, as well as government policies and regulations, such as taxes, tariffs, duties, subsidies and import and export restrictions, could adversely affect the Fund’s portfolio companies and thus, the Fund’s financial situation and profitability. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, the Fund’s portfolio companies must comply with a broad range of environmental and food safety laws and regulations which could adversely affect the Fund. Additional or more stringent environmental and food safety laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Agribusiness Index, may negatively affect the Fund’s ability to replicate the performance of the Agribusiness Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in the basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the Fund continues to be concentrated in the consumer staples sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Health Care Sector. To the extent that the health care sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection and are subject to extensive litigation based on product liability and similar claims.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Agribusiness Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Agribusiness Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Agribusiness Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Agribusiness Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Agribusiness Index. Errors in the Agribusiness Index data, the Agribusiness Index computations and/or the construction of the Agribusiness Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Agribusiness Index provider for a

VANECK VECTORS® AGRIBUSINESS ETF (continued)

period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Agribusiness Index, or invest in them in the exact proportions in which they are represented in the Agribusiness Index. The Fund’s performance may also deviate from the return of the Agribusiness Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Agribusiness Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Agribusiness Index is not based on fair value prices), the Fund’s ability to track the Agribusiness Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Agribusiness Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Agribusiness Index. Changes to the composition of the Agribusiness Index in connection with a rebalancing or reconstitution of the Agribusiness Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Agribusiness Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Agribusiness Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in agricultural companies and each of the basic materials and consumer staples sectors, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and those sectors may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	26.43%	3Q ’10
Worst Quarter:	-40.15%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Agribusiness ETF (return before taxes)	21.68%	5.46%	2.50%
VanEck Vectors Agribusiness ETF (return after taxes on distributions)	20.93%	4.77%	2.06%
VanEck Vectors Agribusiness ETF (return after taxes on distributions and sale of Fund Shares)	12.27%	4.05%	1.84%
MVIS Global Agribusiness Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	21.74%	5.82%	2.75%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

*

Prior to March 18, 2013, the Fund sought to replicate an index called the DAXglobal® Agribusiness Index. Therefore, index data prior to March 18, 2013 reflects that of the DAXglobal® Agribusiness Index. From March 18, 2013 forward, the index data reflects that of the MVIS Global Agribusiness Index. All index history reflects a blend of the performance of the aforementioned indices.

See “License Agreements and Disclaimers” for important information.

VANECK VECTORS® AGRIBUSINESS ETF (continued)

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	August 2007
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® COAL ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Coal ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Coal Index (the “Coal Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.14%

Total Annual Fund Operating Expenses(a)	0.64%
Fee Waivers and Expense Reimbursement(a)	-0.04%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.60%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$61
3	$201
5	$353
10	$795

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Coal Index includes companies in the global coal industry that generate at least 50% of their revenues from coal operation (production, mining and cokeries), transportation of coal, production of coal mining equipment as well as from storage and trade. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. As of December 31, 2017, the Coal Index included 25 securities of companies with a market capitalization range of between approximately $451.0 million and $15.0 billion and a weighted average market capitalization of $5.0 billion. As of

VANECK VECTORS® COAL ETF (continued)

December 31, 2017, approximately 48% of the Fund’s investments consisted of securities of Asian issuers, including Indonesian issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Coal Index by investing in a portfolio of securities that generally replicates the Coal Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Coal Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Coal Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Coal Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the coal industry and the energy sector, and the basic materials sector represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Coal Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the coal industry. The profitability of companies in the coal industry is related to worldwide energy prices and costs related to exploration and production. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, taxes, world events, terrorist attacks, the success of exploration projects, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation efforts, as well as market, economic and political risks of the countries where energy companies are located or do business.

Coal prices declined significantly in recent years and remain at lower levels, which has adversely impacted companies operating in the coal industry. Events in individual countries or regions which have a significant presence in the global coal markets, including regulatory changes aimed at both worker safety and pollution control, may also impact the global price of coal. Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims, litigation and negative publicity and perception, and the exploration, development and distribution of coal are subject to extensive federal, state, local and international environmental laws and regulations regarding air emissions and the disposal of hazardous materials.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil, and alternative energy sources such as hydroelectric and nuclear power. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings. Additionally, the markets and prices for coal are affected by technological developments in the traditional and alternative industries, energy, environmental, fiscal and other governmental programs and policies, weather conditions, global coal inventories, production rates and production costs.

Special Risk Considerations of Investing in Asian Issuers. To the extent the Fund continues to invest in securities issued by Asian issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Special Risk Considerations of Investing in Indonesian Issuers. To the extent the Fund continues to invest in securities issued by Indonesian issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, currency devaluations, high rates of inflation, corruption, political instability (including authoritarian and/or military involvement in governmental decision making, armed conflict, acts of terrorism and the impact on the economy as a result of civil war) and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, the Indonesian economy is dependent upon trade with other nations, including China, Japan, Singapore and the United States. Adverse conditions or changes in relationships with Indonesia’s major trading partners may significantly impact the Indonesian economy. Indonesia has experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Coal Index, may negatively affect the Fund’s ability to replicate the performance of the Coal Index.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of

VANECK VECTORS® COAL ETF (continued)

resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Coal Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Coal Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Coal Index, which are not factored into the return of the Coal Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Coal Index. Errors in the Coal Index data, the Coal Index computations and/or the construction of the Coal Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Coal Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Coal Index, or invest in them in the exact proportions in which they are represented in the Coal Index. The Fund’s performance may also deviate from the return of the Coal Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Coal Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Coal Index is not based on fair value prices), the Fund’s ability to track the Coal Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Coal Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Coal Index. Changes to the composition of the Coal Index in connection with a rebalancing or reconstitution of the Coal Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Coal Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Coal Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Coal Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the coal industry and the energy sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry and that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past

VANECK VECTORS® COAL ETF (continued)

performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	67.80%	2Q ’09
Worst Quarter:	-34.66%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/10/2008)

VanEck Vectors Coal ETF (return before taxes)	34.42%	-6.06%	-7.10%
VanEck Vectors Coal ETF (return after taxes on distributions)	32.43%	-6.80%	-7.57%
VanEck Vectors Coal ETF (return after taxes on distributions and sale of Fund Shares)	19.46%	-4.70%	-4.99%
MVIS Global Coal Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	35.88%	-5.60%	-6.57%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.87%

*

Prior to September 24, 2012, the Fund sought to replicate an index called the Stowe Global Coal IndexSM. Therefore, index data prior to September 24, 2012 reflects that of the Stowe Global Coal IndexSM. From September 24, 2012 forward, the index data reflects that of the MVIS Global Coal Index. All index history reflects a blend of the performance of the aforementioned indices.

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	January 2008
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® GLOBAL ALTERNATIVE ENERGY ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Global Alternative Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.17%

Total Annual Fund Operating Expenses(a)	0.67%
Fee Waivers and Expense Reimbursement(a)	-0.04%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.63%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$64
3	$210
5	$369
10	$831

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in stocks of companies primarily engaged in the business of alternative energy. Such companies may include small- and medium-capitalization companies and foreign issuers. Alternative energy refers to the generation of power through environmentally friendly, non traditional sources. It includes power derived principally from bio-fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources. As of December 31, 2017, the Ardour Global Index included 30 securities of companies with a market capitalization range of between approximately $693.6 million

VANECK VECTORS® GLOBAL ALTERNATIVE ENERGY ETF (continued)

and $52.3 billion and a weighted average market capitalization of $12.7 billion. As of December 31, 2017, approximately 23% of the Fund’s investments consisted of securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of non-U.S. companies located in at least three different countries.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ardour Global Index by investing in a portfolio of securities that generally replicates the Ardour Global Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Ardour Global Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Ardour Global Index but also may reduce some of the risks of active management, such as poor security selection. The Fund normally invests at least 80% of its total assets in securities that comprise the Ardour Global Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Ardour Global Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in alternative energy companies and the industrials and information technology sectors, and the utilities sector represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Alternative Energy Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the alternative energy industry. Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, fluctuations in energy prices and supply and demand of alternative energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations (such as incentives and subsidies) and international political events. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.

Further, the alternative energy industry may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. There are also risks associated with a failure to enforce environmental law. If the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. If government subsidies and incentives for alternative energy sources are reduced or eliminated, the demand for alternative energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the alternative energy industry. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different or more established industries.

Special Risk Considerations of Investing in European Issuers. To the extent the Fund continues to invest in securities issued by European issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. The UK has provided the EU with notice of its intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK, investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far reaching consequences on the euro. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Ardour Global Index, may negatively affect the Fund’s ability to replicate the performance of the Ardour Global Index.

Risk of Investing in the Industrials Sector. To the extent that the Fund continues to be concentrated in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend on to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government

VANECK VECTORS® GLOBAL ALTERNATIVE ENERGY ETF (continued)

regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Information Technology Sector. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Utilities Sector. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a great extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Ardour Global Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Ardour Global Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Ardour Global Index, which are not factored into the return of the Ardour Global Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Ardour Global Index. Errors in the Ardour Global Index data, the Ardour Global Index computations and/or the construction of the Ardour Global Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Ardour Global Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Ardour Global Index, or invest in them in the exact proportions in which they are represented in the Ardour Global Index. The Fund’s performance may also deviate from the return of the Ardour Global Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Ardour Global Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Ardour Global Index is not based on fair value prices), the Fund’s ability to track the Ardour Global Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Ardour Global Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Ardour Global Index. Changes to the composition of the Ardour Global Index in connection with a rebalancing or reconstitution of the Ardour Global Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Ardour Global Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Ardour Global Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in alternative energy companies and each of the industrials and information technology sectors, the Fund will be subject to the risk that economic, political or other conditions

VANECK VECTORS® GLOBAL ALTERNATIVE ENERGY ETF (continued)

that have a negative effect on those companies and those sectors may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns (%)—Calendar Years

Best Quarter:	33.37%	2Q ‘09
Worst Quarter:	-39.42%	4Q ‘08

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Global Alternative Energy ETF (return before taxes)	21.90%	14.03%	-9.13%
VanEck Vectors Global Alternative Energy ETF (return after taxes on distributions)	21.24%	13.62%	-9.48%
VanEck Vectors Global Alternative Energy ETF (return after taxes on distributions and sale of Fund Shares)	12.40%	11.11%	-6.25%
Ardour Global IndexSM (Extra Liquid) (reflects no deduction for fees, expenses or taxes, except withholding taxes)	22.34%	14.04%	-9.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	May 2007
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® GOLD MINERS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Gold Miners Index (the “Gold Miners Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.03%

Total Annual Fund Operating Expenses(a)	0.53%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.53%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$54
3	$170
5	$296
10	$665

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and depositary receipts of companies involved in the gold mining industry. Such companies may include small- and medium-capitalization companies and foreign issuers. The Gold Miners Index is a modified market-capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold and silver. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Gold Miners Index at rebalance. As of December 31, 2017, the Gold Miners Index included 50 securities of companies with a market capitalization range of between approximately $661.0 million and

$20.0 billion and a weighted average market capitalization of $8.4 billion. As of December 31, 2017, approximately 52% of the Fund’s investments consisted of securities of Canadian issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Gold Miners Index by investing in a portfolio of securities that generally replicates the Gold Miners Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Gold Miners Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Gold Miners Index but also may reduce some of the risks of active management, such as poor security selection. The Fund normally invests at least 80% of its total assets in securities that comprise the Gold Miners Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Gold Miners Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the gold mining industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Gold and Silver Mining Companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of gold and silver mining companies. Investments related to gold and silver are considered speculative and are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold and silver mining companies. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. The price of gold has fluctuated in recent years and may continue to fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. Fluctuation in the prices of gold and silver may be due to a number of factors, including changes in inflation and changes in industrial and commercial demand for metals (including fabricator demand). Additionally, increased environmental or labor costs may depress the value of metal investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

Special Risk Considerations of Investing in Canadian Issuers. To the extent the Fund continues to invest in securities issued by Canadian issuers, the Fund may be subject to the risk of investing in such issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Gold Miners Index.

VANECK VECTORS® GOLD MINERS ETF (continued)

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Gold Miners Index, may negatively affect the Fund’s ability to replicate the performance of the Gold Miners Index.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Gold Miners Index, which are not factored into the return of the Gold Miners Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Gold Miners Index. Errors in the Gold Miners Index data, the Gold Miners Index computations and/or the construction of the Gold Miners Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Gold Miners Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Gold Miners Index, or invest in them in the exact proportions in which they are represented in the Gold Miners Index. The Fund’s performance may also deviate from the return of the Gold

Miners Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Gold Miners Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Gold Miners Index is not based on fair value prices), the Fund’s ability to track the Gold Miners Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Gold Miners Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Gold Miners Index. Changes to the composition of the Gold Miners Index in connection with a rebalancing or reconstitution of the Gold Miners Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Gold Miners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

VANECK VECTORS® GOLD MINERS ETF (continued)

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Gold Miners Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the gold mining industry, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	45.85%	1Q ‘16
Worst Quarter:	-35.32%	2Q ‘13

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Gold Miners ETF (return before taxes)	11.99%	-12.27%	-6.04%
VanEck Vectors Gold Miners ETF (return after taxes on distributions)	11.62%	-12.46%	-6.19%
VanEck Vectors Gold Miners ETF (return after taxes on distributions and sale of Fund Shares)	6.78%	-8.77%	-4.26%
NYSE Arca Gold Miners Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	12.21%	-11.88%	-5.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	May 2006
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® JUNIOR GOLD MINERS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Junior Gold Miners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Junior Gold Miners Index (the “Junior Gold Miners Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.04%

Total Annual Fund Operating Expenses(a)	0.54%
Fee Waivers and Expense Reimbursement(a)	0.00%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.54%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$55
3	$173
5	$302
10	$677

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund will normally invest at least 80% of its total assets in companies that are involved in the gold mining industry (the “80% policy”). The Junior Gold Miners Index includes companies that generate at least 50% of their revenues from gold and/or silver mining/royalties/streaming or have mining projects with the potential to generate at least 50% of their revenues from gold and/or silver when developed. Such companies may include small- and medium-capitalization companies and foreign issuers. As of December 31, 2017, the Junior Gold Miners Index included 68 securities of companies with a market capitalization range of between approximately $112.0 million and $3.5 billion and a weighted average market capitalization of $1.9 billion. As of December 31, 2017, approximately 55% of the Fund’s investments consisted of securities of Canadian issuers. These amounts are subject to change. The Fund’s 80% policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Junior Gold Miners Index by investing in a portfolio of securities that generally replicates the Junior Gold Miners Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Junior Gold Miners Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Junior Gold Miners Index but also may reduce some of the risks of active management, such as poor security selection. As of December 31, 2017, approximately 84% of the Junior Gold Miners Index was comprised of securities of companies that are involved in the gold mining industry.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Junior Gold Miners Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the gold mining industry, and the silver mining industry represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Gold and Silver Mining Companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of gold and silver mining companies. Investments related to gold and silver are considered speculative and are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold mining and silver mining companies. Also, gold and silver mining companies are highly dependent on the price of gold bullion and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. The price of gold has fluctuated in recent years and may continue to fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. Fluctuation in the prices of gold and silver may be due to a number of factors, including changes in inflation and changes in industrial and commercial demand for metals (including fabricator demand). Additionally, increased environmental or labor costs may depress the value of metal investments.

In particular, a drop in the price of gold and/or silver bullion would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold or silver. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

A significant number of the companies in the Junior Gold Miners Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Special Risk Considerations of Investing in Canadian Issuers. To the extent the Fund continues to invest in securities issued by Canadian issuers, the Fund may be subject to the risk of investing in such issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent

VANECK VECTORS® JUNIOR GOLD MINERS ETF (continued)

on relationships with certain key trading partners, including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may continue to have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Junior Gold Miners Index.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Junior Gold Miners Index, may negatively affect the Fund’s ability to replicate the performance of the Junior Gold Miners Index.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Junior Gold Miners Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Junior Gold Miners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Junior Gold Miners Index, which are not factored into the return of the Junior Gold Miners Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value ("NAV") to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Junior Gold Miners Index. Errors in the Junior Gold Miners Index data, the Junior Gold Miners Index computations and/or the construction of the Junior Gold Miners Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Junior Gold Miners Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Junior Gold Miners Index, or invest in them in the exact proportions in which they are represented in the Junior Gold Miners Index. The Fund’s performance may also deviate from the return of the Junior Gold Miners Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Junior Gold Miners Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Junior Gold Miners Index is not based on fair value prices), the Fund’s ability to track the Junior Gold Miners Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Junior Gold Miners Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Junior Gold Miners Index. Changes to the composition of the Junior Gold Miners Index in connection with a rebalancing or reconstitution of the Junior Gold Miners Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Junior Gold Miners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly

VANECK VECTORS® JUNIOR GOLD MINERS ETF (continued)

more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Junior Gold Miners Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the gold mining industry, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Tax Reform Legislation. A provision in the recent tax reform legislation generally requires U.S. shareholders such as the Fund to recognize on a deemed basis their pro rata shares of the accumulated undistributed earnings of any foreign corporations in which they hold a 10 percent-or-greater interest. The Fund is assessing the effects of this provision (including pending regulatory guidance) on its minimum distribution and qualifying income requirements.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	52.71%	2Q ’16
Worst Quarter:	-45.36%	2Q ’13

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (11/10/09)

VanEck Vectors Junior Gold Miners ETF (return before taxes)	7.89%	-14.31%	-9.62%
VanEck Vectors Junior Gold Miners ETF (return after taxes on distributions)	7.87%	-14.75%	-10.51%
VanEck Vectors Junior Gold Miners ETF (return after taxes on distributions and sale of Fund Shares)	4.46%	-10.18%	-6.39%
MVIS Global Junior Gold Miners Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	6.19%	-14.21%	-9.42%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	13.99%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	November 2009
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® NATURAL RESOURCES ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Natural Resources ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the VanEck® Natural Resources Index (the “Natural Resources Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder expenses (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.30%

Total Annual Fund Operating Expenses(a)	0.80%
Fee Waivers and Expense Reimbursement(a)	-0.30%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.50%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$51
3	$225
5	$415
10	$962

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Natural Resources Index is comprised of publicly traded companies engaged (derive greater than 50% of revenues from applicable sources) in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals. Such companies may include micro-, small- and medium-capitalization companies and foreign issuers. As of December 31, 2017, the Natural Resources Index included 299 securities of companies with a market capitalization range of between approximately $83.5 million and $354.4 billion and a weighted average market capitalization of $53.4 billion. As of December 31, 2017, approximately 20% of the Fund’s investments consisted of securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be change without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Natural Resources Index by investing in a portfolio of securities that generally replicates the Natural Resources Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Natural Resources Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Natural Resources Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Natural Resources Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in natural resources companies and the basic materials and energy sectors, and each of the consumer staples and industrials sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Natural Resources Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the natural resources sector. Investments in natural resources and the natural resources sector, which include agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock diseases, limits on exploration, often rapid changes in the supply and demand for natural resources and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of operating companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies.

Special Risk Considerations of Investing in European Issuers. To the extent the Fund continues to invest in securities issued by European issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. The UK has provided the EU with notice of its intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers

VANECK VECTORS® NATURAL RESOURCES ETF (continued)

located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK, investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far reaching consequences on the euro. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Natural Resources Index, may negatively affect the Fund’s ability to replicate the performance of the Natural Resources Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in the basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Micro-Capitalization Companies. Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Natural Resources Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Natural Resources Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Natural Resources Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Natural Resources Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Natural Resources Index. Errors in the Natural Resources Index data, the Natural Resources Index computations and/or the construction of the Natural Resources Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Natural Resources Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Natural Resources Index, or invest in them in the exact proportions in which they are represented in the Natural Resources Index. The Fund’s performance may also deviate from the return of the Natural Resources Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Natural Resources Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Natural Resources Index is not based on fair value prices), the Fund’s ability to track the Natural Resources Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Natural

VANECK VECTORS® NATURAL RESOURCES ETF (continued)

Resources Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Natural Resources Index. Changes to the composition of the Natural Resources Index in connection with a rebalancing or reconstitution of the Natural Resources Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Natural Resources Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Natural Resources Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in natural resources companies and each of the basic materials and energy sectors, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and those sectors may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	20.01%	3Q ’10
Worst Quarter:	-22.20%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (8/29/2008)

VanEck Vectors Natural Resources ETF (return before taxes)	17.14%	2.99%	1.20%
VanEck Vectors Natural Resources ETF (return after taxes on distributions)	16.12%	2.32%	0.72%
VanEck Vectors Natural Resources ETF (return after taxes on distributions and sale of Fund Shares)	9.70%	2.13%	0.84%
VanEck® Natural Resources Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	17.41%	3.23%	1.41%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	10.55%
*

Prior to April 11, 2017, the Natural Resources Index was named the RogersTM – Van Eck Natural Resources Index. Prior to May 1, 2014, the Natural Resources Index was named the RogersTM – Van Eck Hard Assets Producers Index.

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	August 2008
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® OIL REFINERS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Oil Refiners ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Oil Refiners Index (the “Oil Refiners Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	2.21%

Total Annual Fund Operating Expenses(a)	2.71%
Fee Waivers and Expense Reimbursement(a)	-2.12%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.59%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$60
3	$639
5	$1,245
10	$2,885

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Oil Refiners Index includes equity securities and depositary receipts of companies that generate at least 50% of their revenues from crude oil refining. Products of these companies may include gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals. Companies which operate in the marketing and distribution of these products may be included in the Oil Refiners Index if refining is performed in company-owned refineries. Such companies may include medium-capitalization companies and foreign and emerging market issuers. As of December 31, 2017, the Oil Refiners Index included 25 securities of companies with a market capitalization range of between approximately $1.8 billion and $92.8 billion and a weighted average market capitalization of $26.0 billion. As of December 31, 2017, approximately 40% of the Fund’s investments consisted of securities of Asian issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Oil Refiners Index by investing in a portfolio of securities that generally replicates the Oil Refiners Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Oil Refiners Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Oil Refiners Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Oil Refiners Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in oil refining companies and the energy sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Oil Refining Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil refining industry. The profitability of companies in the oil refining industry is related to supply and demand of all sources of energy. The price of energy, the earnings of companies in the oil refining industry, and the value of such companies’ securities have recently experienced significant volatility. Additionally, in recent years, the price of oil has experienced significant volatility, which may materially impact companies in the oil refining industry. Such companies are also subject to risks of natural declines in the production of oil and natural gas fields (which utilize their gathering and processing facilities as a way to market their production), prolonged declines in the price of natural gas or crude oil (which curtails drilling activity and, therefore, production) and declines in the prices of natural gas liquids and refined petroleum products (which cause lower processing margins). Changes in commodity prices, exploration and production spending, interest rates and exchange rates, government regulation, the imposition of import controls, world events, negative perception, depletion of resources, development of alternative energy sources, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil refining companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, economic sanctions, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Changes to United States trading policies could cause friction with certain oil-producing countries and between the governments of the United States and other major exporters of oil to the United States.

Oil refining companies are also subject to risks related to environmental damage, injury to persons and loss of life or the destruction of property, any of which could expose such companies to, among other things, the risk of litigation, clean-up or other remedial costs and disruption of operations. Additionally, oil refining companies are vulnerable to disruptions in operations, including those due to weather-related events such as hurricanes and transportation-related disruptions that may affect the flow of oil to the oil refining companies. Oil refining companies operate in a highly competitive and cyclical industry, with intense price competition. The operations of oil refineries are subject to stringent and complex federal, state and local environmental laws and regulations. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on companies in which the Fund invests. On the other hand, even regulatory changes such as the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development could lead to fluctuations in supply, demand and prices of oil and gas. Moreover, failure to comply with any such requirements could have a material adverse effect on a company, and there can be no assurance that companies will at all times comply with all applicable environmental laws, regulations and permit requirements. A significant portion of an oil refining company’s revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Special Risk Considerations of Investing in Asian Issuers. To the extent the Fund continues to invest in securities issued by Asian issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian

VANECK VECTORS® OIL REFINERS ETF (continued)

economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Oil Refiners Index, may negatively affect the Fund’s ability to replicate the performance of the Oil Refiners Index.

Risk of Investing in the Energy Sector. To the extent that the Fund continues to be concentrated in the energy sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Oil Refiners Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Oil Refiners Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Oil Refiners Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Oil Refiners Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Oil Refiners Index. Errors in the Oil Refiners Index data, the Oil Refiners Index computations and/or the construction of the Oil Refiners Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Oil Refiners Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Oil Refiners Index, or invest in them in the exact proportions in which they are represented in the Oil Refiners Index. The Fund’s performance may also deviate from the return of the Oil Refiners Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Oil Refiners Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Oil Refiners Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Oil Refiners Index. Changes to the composition of the Oil Refiners Index in connection with a rebalancing or reconstitution of the Oil Refiners Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

VANECK VECTORS® OIL REFINERS ETF (continued)

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Oil Refiners Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Oil Refiners Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Oil Refiners Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in oil refining companies and the energy sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance

(before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	15.56%	4Q ’17
Worst Quarter:	-8.20%	2Q ’16

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (08/18/2015)

VanEck Vectors Oil Refiners ETF (return before taxes)	47.91%	22.67%
VanEck Vectors Oil Refiners ETF (return after taxes on distributions)	47.60%	22.11%
VanEck Vectors Oil Refiners ETF (return after taxes on distributions and sale of Fund Shares)	27.74%	17.77%
MVIS Global Oil Refiners Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	47.60%	22.63%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	13.15%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	August 2015
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® OIL SERVICES ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Oil Services ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Listed Oil Services 25 Index (the “Oil Services Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.04%

Total Annual Fund Operating Expenses(a)	0.39%
Fee Waivers and Expense Reimbursement(a)	-0.04%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.35%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$36
3	$121
5	$215
10	$489

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Oil Services Index includes common stocks and depositary receipts of U.S. exchange-listed companies in the oil services sector. Such companies may include small- and medium-capitalization companies and foreign companies that are listed on a U.S. exchange. Companies are considered to be in the oil services sector if they derive at least 50% of their revenues from oil services to the upstream oil sector, which includes companies engaged primarily in oil equipment, oil services or oil drilling. Of the largest 50 stocks in the oil services sector by full market capitalization, the top 25 by free-float market capitalization (e.g., includes only shares that are readily available for trading in the market) and three month average daily trading volume are included in the Oil Services Index. As of December 31, 2017, the Oil Services Index included 25 securities of companies with a market capitalization range of between approximately $276.0 million and $93.4 billion and a weighted average market capitalization of $29.6 billion. As of December 31, 2017, approximately 25% of the Fund’s investments consisted of securities of European issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Oil Services Index by investing in a portfolio of securities that generally replicates the Oil Services Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Oil Services Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Oil Services Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Oil Services Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in oil services companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Oil Services Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil services sector. The profitability of companies in the oil services sector is related to worldwide energy prices, including all sources of energy, and exploration and production spending. The price of energy, the earnings of companies in the oil services sector, and the value of such companies’ securities have experienced significant volatility. Additionally, in recent years, the price of oil has experienced significant volatility, which may materially impact companies operating in the oil services sector. Such companies are also subject to risks of changes in exchange rates and the price of oil and gas, changes in prices for competitive energy services, changes in the global supply of and demand for oil and gas, government regulation, the imposition of import controls, world events, negative perception, depletion of resources and general economic conditions, development of alternative energy sources, energy conservation efforts, technological developments and labor relations, as well as market, economic, social and political risks of the countries where oil services companies are located or do business. Oil services companies operate in a highly competitive and cyclical industry, with intense price competition.

The oil services sector is exposed to significant and numerous operating hazards. Oil and gas exploration and production can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil services companies may be negatively affected by contract termination and renegotiation. Oil services companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations. Oil exploration and production companies may also be adversely affected by environmental damage claims and other types of litigation. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could lead to fluctuations in supply, demand and prices of oil and gas. The international operations of oil services companies expose them to risks associated with instability and changes in economic and political conditions, social unrest and acts of war, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Additionally, changes to U.S. trading policies could cause friction with certain oil producing countries and between the governments of the United States and other major exporters of oil to the United States. Some of the companies in the Oil Services Index are engaged in other lines of business unrelated to oil services, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional oil services activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

VANECK VECTORS® OIL SERVICES ETF (continued)

Special Risk Considerations of Investing in European Issuers. To the extent the Fund continues to invest in securities issued by European issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. The UK has provided the EU with notice of its intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK, investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far reaching consequences on the euro. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Oil Services Index, may negatively affect the Fund’s ability to replicate the performance of the Oil Services Index.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Oil Services Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Oil Services Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Oil Services Index, which are not factored into the return of the Oil Services Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Oil Services Index. Errors in the Oil Services Index data, the Oil Services Index computations and/or the construction of the Oil Services Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Oil Services Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Oil Services Index, or invest in them in the exact proportions in which they are represented in the Oil Services Index. The Fund’s performance may also deviate from the return of the Oil Services Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Oil Services Index is based on securities’ closing prices (i.e., the value of the Oil Services Index is not based on fair value prices), the Fund’s ability to track the Oil Services Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Oil Services Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Oil Services Index. Changes to the composition of the Oil Services Index in connection with a rebalancing or reconstitution of the Oil Services Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

VANECK VECTORS® OIL SERVICES ETF (continued)

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Oil Services Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Oil Services Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Oil Services Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in oil services companies, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	15.71%	4Q ‘16
Worst Quarter:	-25.93%	4Q ‘14

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (12/20/2011)

VanEck Vectors Oil Services ETF (return before taxes)	-19.95%	-5.78%	-4.41%
VanEck Vectors Oil Services ETF (return after taxes on distributions)	-20.84%	-6.42%	-5.01%
VanEck Vectors Oil Services ETF (return after taxes on distributions and sale of Fund Shares)	-11.30%	-4.41%	-3.39%
MVIS US Listed Oil Services 25 Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	-20.16%	-5.96%	-4.54%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	16.00%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	December 2011
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Rare Earth/Strategic Metals ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.23%

Total Annual Fund Operating Expenses(a)	0.73%
Fee Waivers and Expense Reimbursement(a)	-0.12%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.61%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$62
3	$221
5	$394
10	$895

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Rare Earth/Strategic Metals Index includes companies primarily engaged in a variety of activities that are related to the producing, refining and recycling of rare earth and strategic metals and minerals. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. The Rare Earth/Strategic Metals Index includes companies that generate at least 50% of their revenues from rare earth/strategic metals or have mining projects with the potential to generate at least 50% of their revenues from rare earth/strategic metals when developed. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 44 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies, such as cellular phones, high performance batteries, flat screen televisions, green energy technology, and are expected to be critical to the future of hybrid and electric cars, high-tech military applications and superconductors and fiber-optic communication systems. The Rare Earth/Strategic Metals Index may include A-shares issued by companies trading via the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). As of December 31, 2017, the Rare Earth/Strategic Metals Index included 20 securities of companies with a market capitalization range of between approximately $171.0 million and $18.7 billion and a weighted average market capitalization of $3.4 billion. As of December 31, 2017, approximately 49% and 22% of the Fund’s investments consisted of securities of Asian issuers (including Chinese issuers) and Australian issuers, respectively. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Rare Earth/Strategic Metals Index by investing in a portfolio of securities that generally replicates the Rare Earth/Strategic Metals Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Rare Earth/Strategic Metals Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Rare Earth/Strategic Metals Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Rare Earth/Strategic Metals Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the mining industry and the basic materials sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Rare Earth and Strategic Metals Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of rare earth/strategic metals companies. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 44 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. The use of strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for strategic metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth/strategic metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims.

Risk of Regulatory Action and Changes in Governments. The producing, refining and recycling of rare earth/strategic metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF (continued)

recycling of rare earth/strategic metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth/strategic metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth/strategic metals as it did in the late 1990s, thereby causing many operations to shut down.

Special Risk Considerations of Investing in Asian Issuers. To the extent the Fund continues to invest in securities issued by Asian issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Special Risk Considerations of Investing in Australian Issuers. To the extent the Fund continues to invest in securities issued by Australian issuers, the Fund may be subject to the risk of investing in such issuers. Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Special Risk Considerations of Investing in Chinese Issuers. A significant portion of the Rare Earth/Strategic Metals Index may be comprised of securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China. Investing in securities of Chinese companies involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the People’s Republic of China (“PRC”), which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Rare Earth/Strategic Metals Index, may negatively affect the Fund’s ability to replicate the performance of the Rare Earth/Strategic Metals Index.

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF (continued)

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Mining Industry. To the extent that the Fund continues to be concentrated in the mining industry, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the mining industry. Investments in mining companies may be speculative. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions partially for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Rare Earth/Strategic Metals Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Rare Earth/Strategic Metals Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Rare Earth/Strategic Metals Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Rare Earth/Strategic Metals Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Rare Earth/Strategic Metals Index. Errors in the Rare Earth/Strategic Metals Index data, the Rare Earth/Strategic Metals Index computations and/or the construction of the Rare Earth/Strategic Metals Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Rare Earth/Strategic Metals Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the Rare Earth/Strategic Metals Index, or invest in them in the exact proportions in which they are represented in the Rare Earth/Strategic Metals Index. The Fund’s performance may also deviate from the return of the Rare Earth/Strategic Metals Index due to legal restrictions or limitations imposed by the governments of certain countries (including the availability of China A-shares through Stock Connect), certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Rare Earth/Strategic Metals Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Rare Earth/Strategic Metals Index is not based on fair value prices), the Fund’s ability to track the Rare Earth/Strategic Metals Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Rare Earth/Strategic Metals Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Rare Earth/Strategic Metals Index. Changes to the composition of the Rare Earth/Strategic Metals Index in connection with a rebalancing or reconstitution of the Rare Earth/Strategic Metals Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Rare Earth/Strategic Metals Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio

VANECK VECTORS® RARE EARTH/STRATEGIC METALS ETF (continued)

holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Rare Earth/Strategic Metals Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Rare Earth/Strategic Metals Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the mining industry and the basic materials sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	45.42%	3Q ’17
Worst Quarter:	-39.31%	3Q ’11

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (10/27/2010)

VanEck Vectors Rare Earth/Strategic Metals ETF (return before taxes)	81.43%	-8.77%	-10.32%
VanEck Vectors Rare Earth/Strategic Metals ETF (return after taxes on distributions)	79.09%	-9.54%	-11.15%
VanEck Vectors Rare Earth/Strategic Metals ETF (return after taxes on distributions and sale of Fund Shares)	46.03%	-6.71%	-7.34%
MVIS Global Rare Earth/Strategic Metals Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	79.83%	-8.97%	-10.76%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.44%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	October 2010
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® STEEL ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Steel ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the NYSE Arca Steel Index (the “Steel Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.12%

Total Annual Fund Operating Expenses(a)	0.62%
Fee Waivers and Expense Reimbursement(a)	-0.06%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.56%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$57
3	$192
5	$340
10	$769

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in common stocks and depositary receipts of companies involved in the steel sector. Such companies may include small- and medium-capitalization companies and foreign and emerging market issuers. As of December 31, 2017, the Steel Index included 26 securities of companies with a market capitalization range of between approximately $236.0 million and $71.6 billion and a weighted average market capitalization of $22.1 billion. As of December 31, 2017, approximately 17% and 32% of the Fund’s investments consisted of securities of Brazilian and

European issuers, respectively. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Steel Index by investing in a portfolio of securities that generally replicates the Steel Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Steel Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Steel Index but also may reduce some of the risks of active management, such as poor security selection. The Fund normally invests at least 80% of its total assets in securities that comprise the Steel Index.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Steel Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in steel companies and the basic materials sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Steel Companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the steel sector. Competitive pressures may have a significant effect on the financial condition of such companies in the steel sector. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. Companies involved in the steel sector may benefit from government subsidies or certain trade protections. If those subsidies or trade protections are reduced or removed, the profits of companies engaged in the steel sector may be affected, potentially drastically. In addition, these companies are at risk for environmental damage claims.

Special Risk Considerations of Investing in Brazilian Issuers. To the extent the Fund continues to invest in securities issued by Brazilian issuers, the Fund may be subject to the risk of investing in such issuers. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy.

Special Risk Considerations of Investing in European Issuers. To the extent the Fund continues to invest in securities issued by European issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. The UK has provided the EU with notice

VANECK VECTORS® STEEL ETF (continued)

of its intention to withdraw in March 2019, and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and global markets.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK, investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far reaching consequences on the euro. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Steel Index, may negatively affect the Fund’s ability to replicate the performance of the Steel Index.

Risk of Investing in the Basic Materials Sector. To the extent that the Fund continues to be concentrated in the basic materials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Steel Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Steel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Steel Index, which are not factored into the return of the Steel Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Steel Index. Errors in the Steel Index data, the Steel Index computations and/or the construction of the Steel Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Steel Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Steel Index, or invest in them in the exact proportions in which they are represented in the Steel Index. The Fund’s performance may also deviate from the return of the Steel Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Steel Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Steel Index is not based on fair value prices), the Fund’s ability to track the Steel Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Steel Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Steel Index. Changes to the composition of the Steel Index in connection with a rebalancing or reconstitution of the Steel Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step

VANECK VECTORS® STEEL ETF (continued)

away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Steel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Steel Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in steel companies and the basic materials sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter	53.31%	2Q ’09
Worst Quarter	-50.25%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Steel ETF (return before taxes)	23.86%	1.44%	-3.56%
VanEck Vectors Steel ETF (return after taxes on distributions)	22.60%	0.42%	-4.29%
VanEck Vectors Steel ETF (return after taxes on distributions and sale of Fund Shares)	13.50%	0.61%	-2.82%
NYSE Arca Steel Index (reflects no deduction for fees, expenses or taxes)	24.63%	1.61%	-3.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	October 2006
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® UNCONVENTIONAL OIL & GAS ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Unconventional Oil & Gas ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Unconventional Oil & Gas Index (the “Oil & Gas Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.20%

Total Annual Fund Operating Expenses(a)	0.70%
Fee Waivers and Expense Reimbursement(a)	-0.16%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.54%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$55
3	$208
5	$374
10	$855

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Oil & Gas Index includes securities of companies involved in the exploration, development, extraction and/or production of unconventional oil and natural gas. The Oil & Gas Index contains companies that generate at least 50% of their revenues from unconventional oil and gas or that have properties with the potential to generate at least 50% of their revenues from unconventional oil and gas. Such companies may include medium-capitalization companies and foreign issuers. Unconventional oil and natural gas includes coal bed methane, coal seam gas, shale oil, shale gas, tight natural gas, tight oil, tight sands, in situ oil sands and enhanced oil recovery (EOR). Unconventional oil and natural gas sources may be geographically extensive or deeply embedded in underground rock formations and are difficult to extract profitably without the use of new or developing technologies. Developing technologies include, among others, hydraulic fracturing (process of creating or expanding cracks in underground rock formations by pumping a high pressure mixture of water, sand and/or other additives into them) and horizontal drilling (method of drilling a well to reach a reservoir that is not directly beneath the drilling site). As of December 31, 2017, the Oil & Gas Index included 47 securities of companies with a market capitalization range of between approximately $1.7 billion and $62.4 billion and a weighted average market capitalization of $21.6 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts before fees and expenses to approximate the investment performance of the Oil & Gas Index by investing in a portfolio of securities that generally replicates the Oil & Gas Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Oil & Gas Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Oil & Gas Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund will concentrate its investments in a particular industry or group of industries to the extent that the Oil & Gas Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in oil and gas companies.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Oil and Gas Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil and gas industry. The profitability of companies in the oil and gas industry is related to worldwide energy prices, including all sources of energy, and exploration and production spending. The price of energy, the earnings of companies in the oil and gas industry, and the value of such companies’ securities can be extremely volatile. Additionally, in recent years, the price of oil has experienced significant volatility, which may materially impact companies operating in the oil and gas Industry. Such companies are also subject to risks of changes in commodity prices, interest rates, exchange rates and the price of oil and gas, government regulation, the imposition of import controls, world events, friction with certain oil-producing countries and between the governments of the United States and other major exporters of oil to the United States, negative perception, depletion of resources, development of alternative energy sources, energy conservation, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil and gas companies are located or do business. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. Recently, oil prices continue to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which may adversely impact companies operating in the oil and gas industry. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

The oil and gas industry is exposed to significant and numerous operating hazards. Oil and gas equipment and services, as well as oil and gas exploration and production, can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil and gas companies may be negatively affected by contract termination and renegotiation. Oil and gas companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations. Oil exploration and production companies may also be adversely affected by environmental damage claims. The international operations of oil and gas companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies may also have significant capital investments or operations in emerging market countries, which may increase these risks.

Risk of Investing in Unconventional Oil and Gas. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil and gas industry. Investments in companies engaged in activities related to the exploration and production, development, extraction, production and/or refining of unconventional oil and natural gas involve risks in addition to those related to the oil and gas industry. New or emerging oil and gas resource development

VANECK VECTORS® UNCONVENTIONAL OIL & GAS ETF (continued)

projects have limited or no production history. Unconventional oil and gas properties are subject to customary royalty interests, liens incidental to operating agreements, tax liens and other burdens, encumbrances, easements or restrictions. The marketability of unconventional oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future and the Environmental Protection Agency (“EPA”) has asserted its interest to study and regulate the practice, and in 2015, Federal regulations were passed to impose certain regulations on hydraulic fracturing. In addition, the regulation of hydraulic fracturing is conducted at the state level through permitting and other compliance requirements. Any future federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. Some states and local governments have considered imposing various conditions and restrictions on drilling and completion operations, which could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing. The use of hydraulic fracturing may produce certain wastes that are not subject to federal regulations governing hazardous wastes, though they may be regulated under other federal and state laws. These wastes may in the future be designated as hazardous wastes and may thus become subject to more rigorous and costly compliance and disposal requirements.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Oil & Gas Index, may negatively affect the Fund’s ability to replicate the performance of the Oil & Gas Index.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Oil & Gas Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Oil & Gas Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Oil & Gas Index, which are not factored into the return of the Oil & Gas Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Oil & Gas Index. Errors in the Oil & Gas Index data, the Oil & Gas Index computations and/or the construction of the Oil & Gas Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Oil & Gas Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Oil & Gas Index, or invest in them in the exact proportions in which they are represented in the Oil & Gas Index. The Fund’s performance may also deviate from the return of the Oil & Gas Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Oil & Gas Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Oil & Gas Index is not based on fair value prices), the Fund’s ability to track the Oil & Gas Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Oil & Gas Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Oil & Gas Index. Changes to the composition of the Oil & Gas Index in connection with a rebalancing or reconstitution of the Oil & Gas Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Oil & Gas Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the

VANECK VECTORS® UNCONVENTIONAL OIL & GAS ETF (continued)

intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Oil & Gas Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in oil and gas companies, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	17.56%	2Q ’16
Worst Quarter:	-27.38%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (2/14/2012)

VanEck Vectors Unconventional Oil & Gas ETF (return before taxes)	-13.20%	-5.93%	-6.59%
VanEck Vectors Unconventional Oil & Gas ETF (return after taxes on distributions)	-13.46%	-6.22%	-6.85%
VanEck Vectors Unconventional Oil & Gas ETF (return after taxes on distributions and sale of Fund Shares)	-7.47%	-4.41%	-4.81%
MVIS Global Unconventional Oil & Gas Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	-12.89%	-5.77%	-6.42%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.73%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	February 2012
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

VANECK VECTORS® URANIUM+NUCLEAR ENERGY ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® Uranium+Nuclear Energy ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholders Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.39%

Total Annual Fund Operating Expenses(a)	0.89%
Fee Waivers and Expense Reimbursement(a)	-0.28%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.61%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$62
3	$256
5	$466
10	$1,070

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Nuclear Energy Index includes equity securities and depositary receipts issued by companies involved in uranium and nuclear energy and companies that generate at least 50% of their revenues from (i) uranium mining or uranium mining projects that have the potential to generate at least 50% of a company’s revenues from uranium when developed; (ii) the construction, engineering and maintenance of nuclear power facilities and nuclear reactors; (iii) the production of electricity from nuclear sources; or (iv) equipment and technology or services to the nuclear power industry. Such companies may include medium-capitalization companies and foreign issuers. As of December 31, 2017, the Nuclear Energy Index included 25 securities of companies with a market capitalization range of between approximately $1.7 billion and $58.9 billion and a weighted average market capitalization of $23.2 billion. As of December 31, 2017, approximately 24% of the Fund’s investments consisted of securities of Asian issuers, including Japanese issuers. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Nuclear Energy Index by investing in a portfolio of securities that generally replicates the Nuclear Energy Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Nuclear Energy Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Nuclear Energy Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Nuclear Energy Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in nuclear energy companies and the utilities sector.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of Investing in Nuclear Energy Companies. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of nuclear energy companies. The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy sector is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy sector may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national security considerations (terrorist threats in particular). These regulations and any future regulations may be subject to significant tightening by national and international authorities. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate. Furthermore, uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. With respect to uranium, such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Special Risk Considerations of Investing in Asian Issuers. To the extent the Fund continues to invest in securities issued by Asian issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively

VANECK VECTORS® URANIUM+NUCLEAR ENERGY ETF (continued)

underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Special Risk Considerations of Investing in Japanese Issuers. To the extent the Fund continues to invest in securities issued by Japanese issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of Japanese issuers, including issuers located outside of Japan that generate significant revenues from Japan, involves risks that may negatively affect the value of your investment in the Fund. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. In addition, such disasters, and the resulting damage, could impair the long-term ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments.

Risk of Investing in Depositary Receipts. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Nuclear Energy Index, may negatively affect the Fund’s ability to replicate the performance of the Nuclear Energy Index.

Risk of Investing in the Utilities Sector. To the extent that the Fund continues to be concentrated in the utilities sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the utilities sector. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the Nuclear Energy Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Nuclear Energy Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Nuclear Energy Index, which are not factored into the return of the Nuclear Energy Index. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value (“NAV”) to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Nuclear Energy Index. Errors in the Nuclear Energy Index data, the Nuclear Energy Index computations and/or the construction of the Nuclear Energy Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Nuclear Energy Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may not invest in certain securities included in the Nuclear Energy Index, or invest in them in the exact proportions in which they are represented in the Nuclear Energy Index. The Fund’s performance may also deviate from the return of the Nuclear Energy Index due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Nuclear Energy Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Nuclear Energy Index is not based on fair value prices), the Fund’s ability to track the Nuclear Energy Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Nuclear Energy Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Nuclear Energy Index. Changes to the composition of the Nuclear Energy Index in connection with a rebalancing or reconstitution of the Nuclear Energy Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Nuclear Energy Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a

VANECK VECTORS® URANIUM+NUCLEAR ENERGY ETF (continued)

trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Issuer-Specific Changes Risk. The value of individual securities or particular types of securities in the Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Nuclear Energy Index is comprised of securities of a limited number of companies.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Nuclear Energy Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in nuclear energy companies and the utilities sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those companies and that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and ten year periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	28.59%	2Q ’09
Worst Quarter:	-33.93%	3Q ’08

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years

VanEck Vectors Uranium+Nuclear Energy ETF (return before taxes)	8.27%	6.56%	-3.98%
VanEck Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions)	6.09%	5.63%	-5.01%
VanEck Vectors Uranium+Nuclear Energy ETF (return after taxes on distributions and sale of Fund Shares)	4.68%	4.90%	-3.14%
MVIS Global Uranium & Nuclear Energy Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)*	7.79%	6.38%	-4.16%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

*

Prior to March 24, 2014, the Fund sought to replicate an index called the DAXglobal® Nuclear Energy Index. Therefore, index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index. From March 24, 2014 forward, the index data reflects that of the MVIS Global Uranium & Nuclear Energy Index. All index history reflects a blend of the aforementioned indices.

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	August 2007
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 76 of this Prospectus.

SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Adviser anticipates that, generally, each Fund will hold all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Funds, each of which could significantly and adversely affect the value of an investment in a Fund.

Risk of Investing in Agriculture Companies. (VanEck Vectors Agribusiness ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the agriculture industry. Economic forces affecting agricultural companies and related industries, including forces affecting the agricultural commodity prices, labor costs, and energy and financial markets, could adversely affect the Fund’s portfolio companies and thus, the Fund’s financial situation and profitability. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations, including subsidy policies and the imposition of taxes, tariffs, duties and import and export restrictions. Such policies and regulations can affect the planting/raising of certain crops/livestock versus other uses of resources, the location and site of crop and livestock production, whether processed or unprocessed commodity products are traded and the volume and types of imports and exports. Companies involved in the agriculture industry may be subject to the risk of liability for environmental damage, worker safety, depletion of resources, mandated expenditures for safety and pollution control devices, and litigation. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession, labor difficulties or changing consumer tastes and spending, may lead to a decrease in demand for the products and services provided by companies involved in agriculture. Furthermore, companies involved in agriculture are particularly sensitive to changing weather conditions and other natural disasters, including floods, droughts and disease outbreaks. In addition, these companies are also subject to risks associated with cyclicality of revenues and earnings, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. In addition, the Fund’s portfolio companies must comply with a broad range of environmental health, food safety and worker safety laws and regulations which could adversely affect the Fund. Additional or more stringent laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of the Fund’s portfolio companies.

Risk of Investing in Coal Companies. (VanEck Vectors Coal ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the coal industry. The profitability of companies in the coal industry is related to worldwide energy prices and costs related to exploration and production. Such companies also are subject to risks of changes in exchange rates, international politics and government regulation, taxes, world events, terrorist attacks, the success of exploration projects, depletion of resources and economic conditions, reduced demand as a result of increases in energy efficiency and energy conservation efforts, as well as market, economic and political risks of the countries where energy companies are located or do business.

Coal prices declined significantly in recent years and remain at lower levels, which has adversely impacted companies operating in the coal industry. Events in individual countries or regions which have a significant presence in the global coal

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

markets, including regulatory changes aimed at both worker safety and pollution control, may also impact the global price of coal. For example, between 2016 and 2017, the Chinese government implemented restrictions on the number of working days in mines. While such restrictions have been relaxed, there can be no guarantee that such regulatory changes in China or other countries will not occur and impact coal prices in the future.

Coal exploration and mining can be significantly affected by natural disasters. In addition, coal companies may be at risk for environmental damage claims, litigation and negative publicity and perception, and the exploration, development and distribution are subject to extensive federal, state, local and international environmental laws and regulations regarding air emissions and the disposal of hazardous materials. The productivity of mining operations may be reduced by geological conditions, regulatory permits for mining activities and the availability of coal that meets standards set forth in the Clean Air Act. There can be no guarantee that such standards will be enforced in the future, which may affect the value of an investment in the Fund.

A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings. Additionally, the markets and prices for coal are affected by technological developments in the traditional and alternative industries, environmental, fiscal and other governmental programs and policies, weather conditions, global coal inventories, production rates and production costs.

Risk of Investing in Alternative Energy Companies. (VanEck Vectors Global Alternative Energy ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the alternative energy industry. Alternative energy refers to the generation of power through environmentally friendly sources that can replace or supplement traditional fossil-fuel sources. It includes power derived principally from bio fuels (such as ethanol), bio mass, wind, solar, hydro and geothermal sources and also includes the various technologies that support the production, use and storage of these sources.

The alternative energy industry may be significantly affected by the competition from new and existing market entrants, obsolescence of technology, short product cycles, production spending, varying prices and profits, commodity price volatility, changes in exchange rates, imposition of import controls, depletion of resources, seasonal weather conditions, technological developments and general economic conditions, market sentiment, supply and demand of alternative energy fuels, fluctuations in the price of oil and gas, energy conservation efforts, the success of exploration projects, tax and other government regulations (such as incentives and subsidies) and international political events. Prices of alternative energy sources may fluctuate or decline due to international political developments and changes to the production and distribution policies of the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries. Additionally, adverse weather conditions may cause fluctuations in renewable energy generation and adversely affect the cash flows associated with these assets.

Further, the alternative energy industry may be subject to risks associated with hazardous materials and can be significantly and adversely affected by legislation resulting in more strict government regulations and enforcement policies and specific expenditures for environmental cleanup efforts. There are also risks associated with a failure to enforce environmental law. If the government reduces environmental regulations or their enforcement, companies that produce products designed to provide a clean environment, and in which the Fund invests, are less likely to prosper. Shares of companies involved in the alternative energy industry have been more volatile than shares of companies operating in more established industries. The alternative energy industry is relatively nascent and under-researched in comparison to more established and mature sectors and should therefore be regarded as having greater investment risk. Certain valuation methods currently used to value companies involved in the alternative energy industries have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain alternative and transitional energy company share prices. If government subsidies, contracts with government entities and economic incentives for alternative energy sources are reduced or eliminated, the demand for alternative energy may decline and cause corresponding declines in the revenues and profits of companies engaged in the alternative energy industry. In addition, changes in U.S., European and other governments’ policies towards alternative energy technology also may have an adverse effect on the Fund’s performance. There can be no guarantee that current regulations will be enforced in the future, which may affect the value of your investment in the Fund. Furthermore, the Fund may invest in the shares of companies with a limited operating history, some of which may never have operated profitably. Investment in young companies with a short operating history is generally riskier than investing in companies with a longer operating history. The Fund will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different or more established industries.

Risk of Investing in Gold and Silver Mining Companies. (VanEck Vectors Gold Miners ETF and VanEck Vectors Junior Gold Miners ETF only.) Each Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of gold and silver mining companies. Because each Fund invests in stocks and depositary receipts of U.S. and foreign companies that are involved in the gold mining and silver mining industries, it is subject to certain risks associated with such companies. Investments related to gold and silver are considered speculative and are affected by a variety of factors. Competitive pressures may have a significant effect on the financial condition of gold mining and silver mining companies. Also, gold and silver mining companies are highly dependent on the price of gold bullion and silver bullion, respectively, but may also be adversely affected by a variety of worldwide economic, financial and political factors. Therefore, the securities of companies involved in the gold or silver mining industry may under- or over-perform commodities themselves over the short-term or long-term. Gold bullion and silver bullion prices may fluctuate substantially over short periods of time, even during periods of rising prices, so the Fund’s Share price may be more volatile than other types of investments. To the extent a Fund invests in gold bullion, such investments may incur higher storage and custody costs as compared to purchasing, holding and selling more traditional investments.

A drop in the price of gold and/or silver bullion would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Mining operations have varying expected life spans, and companies that have mines with short expected life spans may experience more stock price volatility. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold or silver. The price of gold has fluctuated in recent years and may continue to fluctuate. These prices may fluctuate substantially over short periods of time so each Fund’s Share price may be more volatile than other types of investments. Fluctuation in the prices of gold and silver may be due to a number of factors, including the changes in inflation and changes in industrial and commercial demand for metals (including fabricator demand). Additionally, increased environmental or labor costs may depress the value of metal investments.

The prices of gold and precious metals operation companies are affected by the price of gold or other precious metals such as platinum, palladium and silver, as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. The prices of precious metals may also be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. In addition, some gold and precious metals mining companies have hedged, to varying degrees, their exposure to decreases in the prices of gold or precious metals by selling forward future production, which could limit the company’s benefit from future rises in the prices of gold or precious metals or increase the risk that the company could fail to meet its contractual obligations.

A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of precious metals by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and prices of precious metals.

The principal supplies of metal industries also may be concentrated in a small number of countries and regions, the governments of which may pass laws or regulations limiting metal investments for strategic or other policy reasons. Economic, social and political conditions in those countries that are the largest producers of gold and silver may have a direct negative effect on the production and marketing of gold and silver and on sales of central bank gold holdings. Some gold, silver and precious metals mining operation companies may hedge their exposure to declines in gold, silver and precious metals prices by selling forward future production, which may result in lower returns during periods when the prices of gold, silver and precious metals increase.

The gold, silver and precious metals industries can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations and intervention (including government restrictions on private ownership of gold and mining land), changes in inflation or expectations regarding inflation in various countries and investment speculation. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them. Gold and silver mining companies may also be significantly adversely affected by import controls, worldwide competition, environmental hazards, liability for environmental damage, depletion of resources, industrial accidents, underground fires, seismic activity, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions and mandated expenditures for safety and pollution control devices.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

A significant number of the companies in the Junior Gold Miners Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Risk of Investing in Natural Resources Companies. (VanEck Vectors Natural Resources ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the natural resources sector. Investments in natural resources and the natural resources sector, which include agriculture, alternatives (e.g., water and alternative energy), base and industrial metals, energy, forest products and precious metals, can be significantly affected by events relating to these industries, including international political and economic developments, embargoes, tariffs, inflation, weather and natural disasters, livestock disease, limits on exploration, often rapid changes in the supply of and demand for natural resources and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of operating companies. Companies engaged in the sectors listed above may be adversely affected by changes in government policies and regulations, technological advances and/or obsolescence, environmental damage claims, energy conservation efforts, the success of exploration projects, limitations on the liquidity of certain natural resources and commodities and competition from new market entrants. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Changes in general economic conditions, including commodity price volatility, changes in exchange rates, imposition of import controls, rising interest rates, prices of raw materials and other commodities, depletion of resources and labor relations, could adversely affect the Fund’s portfolio companies. The highly cyclical nature of the natural resources sector may affect the earnings or operating cash flows of natural resources companies.

Natural resources companies engaged in crude oil and natural gas exploration, development, or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodities prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain natural resources companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. In addition, the companies in which the Fund invests may also be subject to the risks associated with the energy and basic materials sectors, including the risks generally associated with the extraction of natural resources, such as the risks of mining and drilling. Securities of companies within natural resources can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a particular type of natural resource. Because the Fund may allocate relatively more assets to certain types of natural resources than others, the Fund’s performance may be more sensitive to developments which affect the types of natural resources focused on by the Fund.

Risk of Investing in Oil Refining Companies. (VanEck Vectors Oil Refiners ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil refining industry. The profitability of companies in the oil refining industry is related to supply and demand of all sources of energy. The price of energy, the earnings of companies in the oil refining industry, and the value of such companies’ securities have recently experienced significant volatility. Additionally, in recent years, the price of oil has experienced significant volatility, which may materially impact companies operating in the oil refining industry. Such companies are also subject to risks of natural declines in the production of oil and natural gas fields (which utilize their gathering and processing facilities as a way to market their production), prolonged declines in the price of natural gas or crude oil (which curtails drilling activity and therefore production) and declines in the prices of natural gas liquids and refined petroleum products (which cause lower processing margins). Changes in commodity prices, exploration and production spending, interest rates and exchange rates, government regulation, the imposition of import controls, world events, negative perception, depletion of resources, development of alternative energy sources, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil refining companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, economic sanctions, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Changes to U.S. trading policies could cause friction with certain oil-producing countries and between the governments of the United States and other major exporters of oil to the United States.

Oil refining companies are also subject to risks related to environmental damage, injury to persons and loss of life or the destruction of property, any of which could expose such companies to, among other things, the risk of litigation, clean-up or other remedial costs and disruption of operations. Additionally, oil refining companies are vulnerable to disruptions in operations, including those due to weather-related events such as hurricanes and transportation-related disruptions that may affect the flow of oil to the oil refining companies. Oil refining companies operate in a highly competitive and cyclical industry, with intense price competition. The operations of oil refineries are subject to stringent and complex federal, state and local environmental laws and regulations. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on companies in which the Fund invests. On the other hand, even regulatory changes such as the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development could lead to fluctuations in supply, demand and prices of oil and gas. Moreover, failure to comply with any such requirements could have a material adverse effect on a company, and there can be no assurance that companies will at all times comply with all applicable environmental laws, regulations and permit requirements. A significant portion of an oil refining company’s revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Risk of Investing in Oil Services Companies. (VanEck Vectors Oil Services ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil services sector. The profitability of companies in the oil services sector is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of energy, the earnings of companies in the oil services sector, and the value of such companies’ securities have recently experienced significant volatility. Additionally, in recent years, the price of oil has experienced significant volatility, which may materially impact companies operating in the oil services sector. Companies in the oil and gas services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. Such companies are also subject to risks of changes in exchange rates and the price of oil and gas, changes in prices for competitive energy services, changes in the global supply of and demand for oil and gas, the imposition of import controls, world events, actions of OPEC, negative perception and publicity, depletion of resources and general economic conditions, development of alternative energy sources, energy conservation efforts, technological developments and labor relations, as well as market, economic, social and political risks of the countries where oil services companies are located or do business. The values of securities of oil services companies are subject to swift price and supply fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Companies in the oil services sector may also be subject to contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Additionally, a significant portion of the revenues of these companies depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget restraints may have a material adverse effect on the stock prices of companies in the industry. Oil services companies operate in a highly competitive and cyclical industry, with intense price competition.

The oil services sector is exposed to significant and numerous operating hazards. Oil services companies’ operations are subject to hazards inherent in the oil and gas industry, such as fire, explosion, blowouts, loss of well control, oil spills, pipeline and equipment leaks and ruptures and discharges or releases of toxic or hazardous gases. Oil and gas exploration and production can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil services companies may be negatively affected by contract termination and renegotiation. In the oil services sector, it is customary for contracts to provide for either automatic termination or termination at the option of the customer if the drilling unit is destroyed or lost or if drilling operations are suspended for a specified period of time as a result of events beyond the control of either party or because of equipment breakdowns. In periods of depressed market conditions, the customers of oil services companies may not honor the terms of existing contracts and may terminate contracts or seek to renegotiate contract rates and terms to reduce their obligations.

Oil services companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations. Oil exploration and production companies may also be adversely affected by environmental damage claims and other types of litigation. Laws and regulations protecting the environment may expose oil services companies to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could lead to fluctuations in supply, demand and prices of oil and gas. The international operations of oil services companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in interest rates, changes in foreign regulations and other risks inherent to international business. Additionally, changes to U.S. trading policies could cause friction with certain oil producing countries and between the governments of the United States and other major exporters of oil to the United States. Some of the companies in the Oil Services Index are engaged in other lines of business unrelated to oil services, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in traditional oil services activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Risk of Investing in Oil and Gas Companies. (VanEck Vectors Unconventional Oil & Gas ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil and gas industry. The profitability of companies in the oil and gas industry is related to worldwide energy prices, including all sources of energy, and exploration and production costs. The price of energy, the earnings of companies in the oil and gas industry, and the value of such companies’ securities can be extremely volatile. Additionally, in recent years, the price of oil has experienced significant volatility, which may materially impact companies operating in the oil and gas industry. Such companies are also subject to risks of changes in commodity prices, changes in the global supply of and demand for oil and gas (including reduced demand as a result of increases in energy efficiency and energy conservation efforts), interest rates, exchange rates, the prices of competitive energy services, the imposition of import controls, world events, friction with certain oil producing countries and between the governments of the United States and other major exporters of oil to the United States, actions of the OPEC, negative perception and publicity, depletion of resources, development of alternative energy sources, technological developments, labor relations and general economic conditions, as well as market, economic and political risks of the countries where oil and gas companies are located or do business, fluctuations caused by events relating to international politics, including political instability, expropriation, social unrest and acts of war, acts of terrorism, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks. These companies may also be subject to contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. Additionally, the price of oil may fluctuate on a seasonal basis. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

The oil and gas industry is exposed to significant and numerous operating hazards. Oil and gas companies’ operations are subject to hazards inherent in the oil and gas industry, such as fire, explosion, blowouts, loss of well control and oil spills. Companies that own or operate gas pipelines are subject to certain risks, including pipeline and equipment leaks and ruptures, explosions, fires, unscheduled downtime, transportation interruptions, discharges or releases of toxic or hazardous gases and other environmental risks. Oil and gas equipment and services, as well as oil and gas exploration and production, can be significantly affected by natural disasters and adverse weather conditions in the regions in which they operate. The revenues of oil and gas companies may be negatively affected by contract termination and renegotiation.

Oil and gas companies are subject to, and may be adversely effected by, extensive federal, state, local and foreign laws, rules and regulations. Oil and gas exploration and production companies may also be adversely affected by environmental damage claims and other types of litigation. Laws and regulations protecting the environment may expose oil and gas companies to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. Changes to environmental protection laws, including the implementation of policies with less stringent environmental protection standards and those geared away from sustainable energy development, could lead to fluctuations in supply, demand and prices of oil and gas. The international operations of oil and gas companies expose them to risks associated with instability and changes in economic and political conditions, social unrest and acts of war, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Such companies may also have significant capital investments or operations in, or engage in transactions involving, emerging market countries, which may increase these risks.

Risk of Investing in Unconventional Oil and Gas Companies. (VanEck Vectors Unconventional Oil & Gas ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the oil and gas industry. Investments in companies engaged in activities related to the exploration, development, extraction, production and/or refining of unconventional oil and natural gas involve risks in addition to those related to the oil and gas industry. Companies that capitalize on developing novel technologies to displace older technologies or create new markets may not in fact do so. New or emerging oil and gas resource development projects have limited or no production history. Consequently, an oil and gas company may be unable to accurately predict future results. Also, companies that develop novel technologies to undertake oil and gas resource development projects may face political or legal attacks from competitors, industry groups or local and national governments. Therefore, the cost of drilling, completing and operating wells in these areas may be higher than initially expected, and the value of undeveloped land may decline if drilling results are unsuccessful. Furthermore, if drilling results are unsuccessful, an oil and gas company may be required to write down the carrying value of undeveloped land in new or emerging projects, which may have an adverse effect on the Fund’s investments. Unconventional oil and gas properties are subject to customary royalty interests, liens incidental to operating agreements, tax liens and other burdens, encumbrances, easements or restrictions. Unless production is established during the term of certain undeveloped oil and gas leases, the leases will expire, and an oil and gas company will lose its right to develop the related properties. The marketability of unconventional oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. The lack of available capacity on these systems and facilities could reduce production of profitable wells or delay or discontinue drilling plans.

Companies engaged in activities related to the exploration, development, extraction, production and/or refining of unconventional oil and natural gas are subject to extensive environmental requirements. Failure to comply with applicable environmental requirements could adversely affect such companies, as sanctions for failure to comply with such requirements may include administrative, civil and criminal penalties; revocation of permits to conduct business; and corrective action orders, including orders to investigate and/or clean up contamination. Liability for cleanup costs, natural resources damages and other damages arising as a result of environmental laws could be substantial and adversely affect such companies. Such companies are also subject to political and economic instability and the risk of government actions. Additionally, the operations of such companies are subject to, and may be adversely affected by, extensive federal, state, local and foreign laws, rules and regulations.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. The EPA has asserted its interest to study and regulate the practice, and, in 2015, Federal regulations were passed to impose certain regulations on hydraulic fracturing. In addition, the regulation of hydraulic fracturing is conducted at the state level through permitting and other compliance requirements. There have been a number of initiatives and proposed initiatives at the federal, state and local level to study the environmental impacts of hydraulic fracturing and the need for further regulation of the practice. In December 2016, the EPA conducted a scientific study and concluded that hydraulic fracturing activities can impact drinking water in the United States under certain circumstances. The impact of this study remains unclear. Any future federal, state or local regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. Some states and local governments have considered imposing various conditions and restrictions on operations, including bans, which could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing. The use of hydraulic fracturing may produce certain wastes that are not subject to federal regulations governing hazardous wastes, though they may be regulated under other federal and state laws. These wastes may in the future be designated as hazardous wastes and may thus become subject to more rigorous and costly compliance and disposal requirements.

Risk of Investing in Rare Earth and Strategic Metals Companies. (VanEck Vectors Rare Earth/Strategic Metals ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of rare earth/strategic metals companies. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Currently, approximately 44 elements in the periodic table are considered rare earth/strategic metals. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Rare earth/strategic metals are used in a variety of technologies including, but not limited to, cellular phones, high performance batteries, flat screen televisions, and green energy technology such as wind, solar and geothermal, and are expected to be critical to the future of hybrid and electric cars, high-tech military applications including radar, missile guidance systems, navigation and night vision, and superconductors and fiber-optic communication systems.

The use of rare earth/strategic metals in modern technology has increased dramatically over the past years. Consequently, the demand for strategic metals has from time to time strained supply, and, as a result, there is a risk of a shortage of such materials in the world which could adversely affect the companies in the Fund’s portfolio. Competitive pressures may have a significant effect on the financial condition of companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals. Also, these companies are highly dependent on the demand for and price of rare earth/strategic metals, which may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments.

Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small- to medium-capitalization companies with volatile share prices and can be significantly affected by events relating to changes in the level of industrial activity, disruptions in mining, storing and refining the metals, adjustments to inventory, variations in production costs, regulatory compliance costs, international political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

depletion of resources, and mandated expenditures for safety and pollution control devices. Moreover, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining, and the risks of the hazards associated with metals and mining, such as fire, drought, and increased regulatory and environmental costs. These companies may also be significantly affected by the conditions and events that occur in the regions that the companies to which the Fund has exposure operate. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims. Furthermore, demand for rare earth/strategic metals may change rapidly and unpredictably, including as a result of the development of less expensive alternatives.

Risk of Investing in Steel Companies. (VanEck Vectors Steel ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the steel sector. Because the Fund primarily invests in stocks and depositary receipts of companies that are involved in a variety of activities related to steel production, it is subject to certain risks associated with such companies. Competitive pressures may have a significant effect on the financial condition of such companies in the steel sector. Also, these companies are highly dependent on the price of steel. These prices may fluctuate substantially over short periods of time, so the Fund’s Share price may be more volatile than other types of investments. These companies are also affected by changes in government regulation, world events and economic conditions. Companies involved in the steel sector may benefit from government subsidies or certain trade protections. If those subsidies or trade protections are reduced or removed, the profits of companies engaged in the steel sector may be affected, potentially drastically. In addition, these companies are at risk for environmental damage claims. Weather conditions, a strong or weak domestic economy, political instability and conservation efforts may affect the demand for steel. Companies involved in the manufacturing and storage of iron and steel products are also impacted by the level and volatility of commodity prices, the exchange value of the dollar, changing government regulations, import controls, worldwide competition, innovation within the industry that may render a company’s products obsolete, depletion of resources and mandated expenditures for safety and pollution control devices. Production of industrial materials such as steel often exceeds demand as a result of over-building or economic downturns, which may lead to poor investment returns.

Risk of Investing in Nuclear Energy Companies. (VanEck Vectors Uranium+Nuclear Energy ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of nuclear energy companies. The companies represented in the Fund’s portfolio may face considerable risk as a result of, among other risks, incidents and accidents, breaches of security, ill-intentioned acts or terrorism, natural disasters (such as floods or earthquakes), equipment malfunctions or mishandling in storage, handling, transportation, treatment or conditioning of substances and nuclear materials. Such events could have serious consequences, especially in case of radioactive contamination and irradiation of the environment, for the general population, as well as a material, negative impact on the Fund’s portfolio companies and thus the Fund’s financial situation. In addition, the nuclear energy sector is subject to competitive risk associated with the prices of other energy sources, such as natural gas and oil, obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. The price of uranium may be affected by changes in inflation rates, interest rates, monetary policy, economic conditions and political stability. In addition, uranium mining companies may also be significantly affected by import controls, energy conservation efforts, the success of energy exploration projects, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. Consumers of nuclear energy may have the ability to switch between nuclear energy and other energy sources and, as a result, during periods when competing energy sources are less expensive, the revenues of companies in the nuclear energy sector may decline with a corresponding impact on earnings.

Nuclear activity is also subject to particularly detailed and restrictive regulations, with a scheme for the monitoring and periodic re-examination of operating authorization, which primarily takes into account nuclear safety, environmental and public health protection, and also national security considerations (terrorist threats in particular). These regulations and any future regulations may be subject to significant tightening by national and international authorities. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. In addition, governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. This could result in increased operating costs, which would have a negative impact on the Fund’s portfolio companies and may cause operating businesses related to nuclear energy to become unprofitable or impractical to operate.

Uranium prices are subject to fluctuation. The price of uranium has been and will continue to be affected by numerous factors beyond the Fund’s control. Such factors include the demand for nuclear power, political and economic conditions in uranium producing and consuming countries, uranium supply from secondary sources and uranium production levels and costs of production. In addition, the prices of crude oil, natural gas and electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energy companies in which the Fund invests.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the nuclear power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

Risk of Regulatory Action and Changes in Governments. (VanEck Vectors Rare Earth/Strategic Metals ETF only.) The producing, refining and recycling of rare earth/strategic metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a WTO ruling. Future moves by China and other countries essential to the producing, refining and recycling of rare earth/strategic metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth/strategic metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth/strategic metals as it did in the late 1990s, thereby causing many operations to shut down.

Risk of Investing in the Mining Industry. Because the VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Steel ETF invest in stocks and depositary receipts of U.S. and foreign companies that are involved in mining, they are subject to certain risks associated with such companies. Investments in mining companies may be speculative. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

In particular, a drop in the price of coal, gold, silver bullion, steel or rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes.

Some of the companies in a Fund’s Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce these metals. Exploration and development involves significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart.

Special Risk Considerations of Investing in Asian Issuers. (VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) To the extent a Fund continues to invest in securities issued by Asian issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.

Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect a Fund’s investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Special Risk Considerations of Investing in Australian Issuers. (VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF and VanEck Vectors Rare Earth/Strategic Metals ETF only.) To the extent a Fund continues to invest in securities issued by Australian issuers, the Fund may be subject to the risk of investing in such issuers. Investments in Australian issuers may subject each Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also becoming increasingly dependent on its growing services industry. The Australian economy is dependent on trading with key trading partners, including the United States, China, Japan, Singapore and certain European countries. Reduction in spending on Australian products and services, or changes in any of the economies, may cause an adverse impact on the Australian economy.

Additionally, Australia is located in a part of the world that has historically been prone to natural disasters, such as hurricanes and droughts, and is economically sensitive to environmental events. Any such event may adversely impact the Australian economy, causing an adverse impact on the value of the Fund.

Special Risk Considerations of Investing in Brazilian Issuers. (VanEck Vectors Steel ETF only.) To the extent the Fund continues to invest in securities issued by Brazilian issuers, the Fund may be subject to the risk of investing in such issuers. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Despite rapid development in recent years, Brazil still suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy.

Special Risk Considerations of Investing in Canadian Issuers. (VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF and VanEck Vectors Unconventional Oil & Gas ETF only.) To the extent a Fund continues to invest in securities issued by Canadian issuers, the Fund may be subject to the risk of investing in such issuers. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the EU and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Since the implementation of the NAFTA in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further increase Canada’s dependency on the U.S. economy. Uncertainty as to the future of NAFTA may cause a decline in the value of the Fund’s Shares. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to track the Fund’s Index.

Special Risk Considerations of Investing in Chinese Issuers. (VanEck Vectors Coal ETF and VanEck Vectors Rare Earth/Strategic Metals ETF only.) To the extent a Fund continues to invest in securities issued by Chinese issuers, the Fund may be subject to the risk of investing in such issuers. Investing in securities of Chinese companies, including issuers outside of China that generate significant revenues from China, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

Risks of Investing through Stock Connect. (VanEck Vectors Rare Earth/Strategic Metals ETF only.) The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in the PRC which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, each of which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Special Risk Considerations of Investing in European Issuers. (VanEck Vectors Agribusiness ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Steel ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) To the extent a Fund continues to invest in securities issued by European issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The EMU of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in countries other than those listed in the previous sentence). These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, in a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On March 29, 2017, the UK formally triggered the process of leaving the EU by invoking Article 50 of the Treaty on European Union. The UK has provided the EU with notice of its intention to withdraw in March 2019 and the UK and the EU are currently negotiating exit terms. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Special Risk Considerations of Investing in Indonesian Issuers. (VanEck Vectors Coal ETF only.) To the extent the Fund continues to invest in securities issued by Indonesian issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of Indonesian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, currency devaluations, high rates of inflation, corruption, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, acts of terrorism, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. In addition, the Indonesian economy is dependent upon trade with other nations, including China, Japan, Singapore and the United States. Adverse conditions or changes in relationships with Indonesia’s major trading partners may significantly impact the Indonesian economy. Indonesia has experienced acts of terrorism that have targeted foreigners. Such acts of terrorism have had a negative impact on tourism, an important sector of the Indonesian economy.

The securities markets of Indonesia are characterized by a small number of company listings and are underdeveloped and often considered to be less correlated to global economic cycles than those markets located in more developed countries. As a result, securities markets in Indonesia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on securities markets may be suspended altogether.

The government in Indonesia may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in Indonesia. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in Indonesia. Moreover, governmental approval or special licenses may be required prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Indonesia and/or impose additional taxes on foreign investors. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent and, as a result of pervasive corruption, is subject to the risk that cases will not be judged impartially. These factors, among others, make investing in issuers located or operating in Indonesia significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.

The value of the Indonesian rupiah may be subject to a high degree of fluctuation. The Fund’s assets will be invested primarily in equity securities of Indonesian issuers and the income received by the Fund will be principally in Indonesian rupiah. The Fund’s exposure to the Indonesian rupiah and changes in value of the Indonesian rupiah versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and the Indonesian rupiah.

Special Risk Considerations of Investing in Japanese Issuers. (VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) To the extent a Fund continues to invest in securities issued by Japanese issuers, the Fund may be subject to the risk of investing in such issuers. Investment in securities of Japanese issuers, including issuers located outside of Japan that generate significant revenues from Japan, involves risks that may negatively affect the value of your investment in the Fund. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy. In addition, such disasters, and the resulting damage, could impair the long-term ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Each Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on a Fund’s investments. Because each Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund may be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent each Fund from repatriating its investments. Each Fund may also invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. In addition, each Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. The imposition of such sanctions could impair the market value of the securities of such foreign issuers or otherwise adversely affect a Fund’s operations.

Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

Risk of Investing in Emerging Market Issuers. (VanEck Vectors Coal ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Steel ETF only.) Each Fund may invest its assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.

Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.

Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities, could negatively impact a Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.

Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging market countries’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.

Also, from time to time, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.

The economies of one or more countries in which a Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities included in a Fund’s Index. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.

Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.

Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Foreign Currency Considerations. A Fund’s assets that are invested in equity securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the income received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.

A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce a Fund’s investment performance and the value of your investment in the Fund. Meanwhile,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.

Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an AP, a Fund will be required to deliver U.S. dollars to the AP on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.

In certain emerging market countries, the marketability of quoted shares may be limited due to the restricted opening hours of stock exchanges, and a narrow range of investors and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of shareholders. In addition, because certain emerging market countries’ stock exchanges on which a Fund’s portfolio securities may trade are open when the NYSE Arca is closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ stock exchanges than on more developed securities markets and equities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in a Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which a Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.

Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.

Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in emerging market countries may not receive many of the protections available to shareholders of issuers located in more developed countries. In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

Foreign Currency Risk. Because a Fund’s assets that are invested in equity securities of issuers in foreign countries may be denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have recently experienced volatility and adverse trends due to economic downturns or concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the EU or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms, including austerity measures, in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events have adversely affected the exchange rate of the euro and may adversely affect the Fund and its investments. The UK’s recent vote to leave the EU has impacted, and may further impact, the value of the euro and the British pound sterling, and has cause volatility and uncertainty in European and global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far-reaching consequences on the euro. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. For example, certain emerging market countries have experienced economic challenges and liquidity issues with respect to their currency. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in Depositary Receipts. A Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in a Fund’s Index, may negatively affect a Fund’s ability to replicate the performance of its Index. In addition, investments in depositary receipts that are not included in a Fund’s Index may lead to tracking error.

Risk of Investing in the Basic Materials Sector. (VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Steel ETF only.) To the extent that the basic materials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Staples Sector. (VanEck Vectors Agribusiness ETF and VanEck Vectors Natural Resources ETF only.) To the extent that the consumer staples sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer staples sector. These companies may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Risk of Investing in the Energy Sector. (VanEck Vectors Coal ETF, VanEck Vectors Natural Resources ETF and VanEck Oil Refiners ETF only.) To the extent that the energy sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources and the cost of providing the specific utility services and other factors that may cannot control. Oil prices have continued to remain at low levels following a significant decrease. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.

Risk of Investing in the Health Care Sector. (VanEck Vectors Agribusiness ETF only.) To the extent that the health care sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the health care sector. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence.

Risk of Investing in the Industrials Sector. (VanEck Vectors Agribusiness ETF, VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF only.) To the extent that the industrials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risks of Investing in the Information Technology Sector. (VanEck Vectors Global Alternative Energy ETF only.) To the extent that the information technology sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in the Utilities Sector. (VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) To the extent that the utilities sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a great extent on, the overall condition of the utilities sector. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and the effects of effects of economic slowdowns and surplus capacity. Companies in the utilities sector are subject to extensive regulation, including governmental regulation of rates charged to customers, and may face difficulty in obtaining regulatory approval of new technologies. The effects of a U.S. national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may adversely affect companies in the utilities sector. Certain companies in the utilities sector may be inexperienced and may suffer potential losses resulting from a developing deregulatory environment. Technological innovations may render existing plants, equipment or products obsolete. Companies in the utilities sector may face increased competition from other providers of utility services. The potential impact of terrorist activities on companies in the utilities sector and its customers and the impact of natural or man-made disasters may adversely affect the utilities sector. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Risk of Investing in Micro-Capitalization Companies. (VanEck Vectors Natural Resources ETF only.) The Fund may invest in micro-capitalization companies. These companies are subject to substantially greater risks and loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-capitalization companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-capitalization company.

Risk of Investing in Small- and/or Medium-Capitalization Companies. Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risk of Cash Transactions. Unlike other ETFs, VanEck Vectors Agribusiness ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF and VanEck Vectors Rare Earth/Strategic Metals ETF effect their creations and redemptions partially for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds currently intend to effect a portion of redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income,

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s index may cause the value of its securities to decline.

Market Risk. The prices of the securities in each Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or underperform other investments. An investment in a Fund may lose money.

Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index or, raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (if the Fund effects creations and redemptions for cash), which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Index. There is no assurance that the Index Providers (defined herein) or any agents that may act on their behalf will compile each Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Providers or their agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to an Index’s other constituents. Such errors may negatively or positively impact a Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the applicable Funds and its shareholders and any losses resulting from an Index Providers’ or others’ errors will be borne by the applicable Fund and its shareholders. A Fund may not be fully invested at times, either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to pay expenses or meet redemptions. In addition, a Fund may not invest in certain securities and/or underlying currencies included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca listing standards, a lack of liquidity in markets in which securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. Each of VanEck Vectors Coal ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Steel ETF may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

VanEck Vectors Agribusiness ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF and VanEck Vectors Rare Earth/Strategic Metals ETF may accept cash in connection with a purchase of Creation Units or effect their redemptions in cash rather than in-kind and, as a result, each Fund’s ability to match the return of its respective Index will be affected.

Each Fund may fair value certain of the foreign securities and/or underlying currencies or other assets it holds, except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments that are not included in its Index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions may result in increased tracking error. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Index.

Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Shares.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the NYSE Arca (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Funds.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly.

Issuer-Specific Changes Risk. (VanEck Vectors Coal ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Non-Diversified Risk. Each Fund is a separate investment portfolio of VanEck Vectors ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. Each of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF is classified as a “non-diversified” fund under the 1940 Act. Moreover, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds. VanEck Vectors Coal ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF may be particularly vulnerable to this risk because their respective Indices are comprised of securities of a limited number of companies.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact a Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Tax Reform Legislation. (VanEck Vectors Junior Gold Miners ETF only.) A provision in the recent tax reform legislation generally requires U.S. shareholders such as the Fund to recognize on a deemed basis their pro rata shares of the accumulated undistributed earnings of any foreign corporations in which they hold a 10 percent-or-greater interest. The Fund is assessing the effects of this provision (including pending regulatory guidance) on its minimum distribution and qualifying income requirements.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in its Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and/or certain derivatives, which the Adviser believes will help a Fund track its Index. A Fund may invest in master limited partnerships (“MLPs”) to the extent they are included in its Index. MLPs are limited partnerships that are operated under the supervision of one or more managing general partners. The ownership interests/common units of an MLP are listed and publicly traded on securities exchanges or in the over-the-counter market. Depositary receipts not included in a Fund’s Index may be used by the Fund in seeking performance that corresponds to its respective Index and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Each Fund may also invest, to the extent permitted by the 1940 Act, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of Shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain such Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of such Fund’s investments.

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL NON-PRINCIPAL RISKS

Risk of Investing in MLPs. MLP units may trade infrequently and in limited volume. Investments in MLPs could also expose a Fund to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members, (v) dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons and (vi) cash flow risks as described below. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

Some MLPs may be treated as “passive foreign investment companies” or “controlled foreign corporations” corporations for U.S. federal income tax purposes. The manner and extent of a Fund’s investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code (which would increase the risk of tracking error), and any such investments by the Fund may adversely affect the ability of the Fund to so qualify. If any of the MLPs owned

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

by a Fund were treated as entities other than partnerships for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Fund.

Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. A Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying indicator, a derivative does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.

Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality, and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.

Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

In December 2015, the Securities and Exchange Commission (“SEC”) proposed new regulations applicable to an ETF’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund’s ability to invest in derivatives and negatively affect a Fund’s performance and ability to pursue its stated investment objectives.

Relationship to Commodities. (VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF, and VanEck Vectors Uranium+Nuclear Energy ETF only.) Each Fund’s respective Index measures the performance of equity securities of companies in the coal, gold and silver mining, rare earth/strategic metals, steel, oil & gas and uranium industries, as applicable. Commodities markets have historically been extremely volatile, and commodity prices are affected by various factors, including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs and international economic, political and regulatory developments. Each Fund’s respective Index does not measure the performance of direct investments in coal, gold, silver, rare earth/strategic metals, steel or uranium (as applicable) and, therefore, may not move in the same direction and to the same extent as direct investments in the underlying commodities.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed in-kind, except for VanEck Vectors Agribusiness ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF and VanEck Vectors Rare Earth/Strategic Metals ETF, whose Shares are created and redeemed partially for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of certain

Funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to VanEck Vectors Gold Miners ETF (the “Gold Miners Investment Management Agreement”) and an investment management agreement between the Trust and Van Eck Associates Corporation with respect to each of the other Funds (the “Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreements”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. Under the Gold Miners Investment Management Agreement (but not the Investment Management Agreement), the Adviser is obligated to provide certain fund accounting services to VanEck Vectors Gold Miners ETF. As of December 31, 2017, the Adviser managed approximately $44.2 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2017.

For the services provided to each Fund under the Investment Management Agreements, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50% (with respect to the VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF) and 0.35% (with respect to the VanEck Vectors Oil Services ETF). Until at least May 1, 2019 the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% (with respect to VanEck Vectors Oil Services ETF), 0.49% (with respect to VanEck Vectors Natural Resources ETF), 0.53% (with respect to VanEck Vectors Gold Miners ETF), 0.54% (with respect to VanEck Vectors Unconventional Oil & Gas ETF), 0.55% (with respect to VanEck Vectors Steel ETF), 0.56% (with respect to VanEck Vectors Agribusiness ETF and VanEck Vectors Junior Gold Miners ETF), 0.57% (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to VanEck Vectors Coal ETF and VanEck Vectors Oil Refiners ETF), 0.60% (with respect to VanEck Vectors Uranium+Nuclear Energy ETF) and 0.62% (with respect to VanEck Vectors Global Alternative Energy ETF) of its average daily net assets per year.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

Manager of Managers Structure. With respect to VanEck Vectors Oil Refiners ETF, the Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board

MANAGEMENT OF THE FUNDS (continued)

of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

The portfolio managers who currently share joint responsibility for the day-to-day management of each Fund’s portfolio are Peter H. Liao, CFA, and Guo Hua (Jason) Jin. Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts degree in Economics and Mathematics. Mr. Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis. Messrs. Liao and Jin also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost.

Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

INTRADAY VALUE

The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by NYSE Arca or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.

RULE 144A AND OTHER UNREGISTERED SECURITIES

An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any

SHAREHOLDER INFORMATION (continued)

rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, a Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gain is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long—term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Funds may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that a Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s (except for VanEck Vectors Agribusiness ETF’s, VanEck Vectors Global Alternative Energy ETF’s, VanEck Vectors Oil Services ETF’s, VanEck Vectors Natural Resources ETF’s, VanEck Vectors Steel ETF’s, VanEck Vectors Unconventional Oil and Gas ETF’s and VanEck Vectors Uranium+Nuclear Energy ETF’s) assets will consist of foreign securities.

Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation

SHAREHOLDER INFORMATION (continued)

Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Funds’ ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and beginning January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds.

INDEX PROVIDERS

The Gold Miners Index and Steel Index are published by ICE Data Indices, LLC (“ICE Data”). The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index are published by MV Index Solutions GmbH ("MVIS"), which is a wholly owned subsidiary of the Adviser. The Natural Resources Index and the Ardour Global Index are published by S-Network Global Indexes, LLC (“S-Network”).

ICE Data, MVIS and S-Network are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

MVIS® GLOBAL AGRIBUSINESS INDEX

The Agribusiness Index is a rules based index intended to give investors a means of tracking the overall performance of the companies in the global agribusiness industry which includes: agri-chemicals, animal health and fertilizers, seeds and traits, from farm/irrigation equipment and farm machinery, aquaculture and fishing, livestock, cultivation and plantations (including grain, oil palms, sugar cane, tobacco leafs, grapevines etc.) and trading of agricultural products. Companies that produce the majority of their revenues from the distribution and/or sale of packaged food products or goods, Biodiesel and Ethanol or Forestry are not included in the Agribusiness Index.

To be initially eligible for the Agribusiness Index, (i) companies must generate at least 50% of their revenues from agribusiness (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Agribusiness Index included 57 securities of companies with a market capitalization range of between approximately $885.0 million and $51.4 billion and a weighted average market capitalization of $20.3 billion. These amounts are subject to change.

The Agribusiness Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Agribusiness Index. Solactive AG uses its best efforts to ensure that the Agribusiness Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Agribusiness Index to third parties. VanEck Vectors Agribusiness ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Agribusiness ETF.

The Agribusiness Index is reconstituted and rebalanced quarterly.

MVIS® GLOBAL COAL INDEX

The Coal Index is a rules based index intended to give investors a means of tracking the overall performance of companies in the global coal industry which includes: coal operation (production, mining and cokeries), transportation of coal, production of coal mining equipment as well as storage and trade.

To be initially eligible for the Coal Index, (i) companies must generate at least 50% of their revenues from coal (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Coal Index included 25 securities of companies with a market capitalization range of between approximately $451.0 million and $15.0 billion and a weighted average market capitalization of $5.0 billion. These amounts are subject to change.

The Coal Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Coal Index. Solactive AG uses its best efforts to ensure that the Coal Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Coal Index to third parties. VanEck Vectors Coal ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Coal ETF.

The Coal Index is reconstituted and rebalanced quarterly.

ARDOUR GLOBAL INDEXSM (EXTRA LIQUID)

The Ardour Global Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry. The Ardour Global IndexSM (Composite) (the “AGI Composite Index”) is a modified capitalization weighted, float adjusted index comprised of publicly traded companies engaged in the production of alternative fuels and/or technologies related to the production of alternative energy power (the “AGI Industry”). The AGI Composite Index strives to be inclusive of all companies worldwide that are principally engaged in alternative energy. The Ardour Global Index was determined to yield a benchmark value of 1970.66 at its inception date, which was the close of trading on December 31, 1999. The Ardour Global Index represents the 30 stocks in the AGI Composite Index with the highest average daily trading volume value and market capitalization. Stocks must have a market capitalization of greater than $100 million on a rebalancing date to be included in the Ardour Global Index. Stocks whose market capitalizations fall below $50 million as of any rebalancing date will be deleted from the Ardour Global Index. Stocks must have a three-month average daily trading volume greater than $1 million to be included in the AGI Composite Index.

As of December 31, 2017, the Ardour Global Index included 30 securities of companies with a market capitalization range of between approximately $693.6 million and $52.3 billion and a weighted average market capitalization of $12.7 billion. These amounts are subject to change.

The Ardour Global Index and AGI Composite Index are each calculated and maintained by Thomson Reuters PLC on behalf of S-Network. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the New York Stock Exchange Global Index Feed (GIF) between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “AGIXLT.” Index values are disseminated every 15 seconds. The Ardour Global Index includes stocks of companies engaged in the entire chain of alternative energy production, including alternative energy fuels and resources (solar, wind, bio-fuels, water and geothermal), environmental technologies, energy efficiency and enabling technologies. Only companies which are “principally engaged” in the business of alternative energy, i.e., derive over 50% of their total revenues from the industry are eligible. Only shares that trade on a recognized domestic or international stock exchange may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Similar criteria and standards apply to stocks with foreign listings.) Companies with R-score (average three-month daily trading volume value (in thousands) divided by average three-month market capitalization (in millions)) of less than 25% of its total market capitalization, based on its average daily share volume for the three calendar months prior to inclusion, shall not be eligible for inclusion in the AGI Composite Index and therefore ineligible for inclusion in the Ardour Global Index.

The Ardour Global Index is calculated using a capitalization weighting methodology, adjusted for float. Ardour Global Index weightings may be modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Ardour Global Index (and the AGI Composite Index) is rebalanced quarterly, at the close of business on the third Friday of each calendar quarter. The share weights of Ardour Global Index components are adjusted on each rebalancing date, and new companies (IPOs) may be added to the Ardour Global Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The Ardour Global Index is reconstituted quarterly on the dates of quarterly rebalancings and companies are added and/or deleted based upon the Ardour Global Index eligibility criteria.

The Ardour Global Index (and the AGI Composite Index) is reviewed quarterly to assure that all components continue to meet the eligibility requirements. New components (IPOs) that meet eligibility requirements may be added to the Ardour Global Index at the quarterly rebalancings. Components that fail to meet eligibility requirements are deleted quarterly. Rebalancing data, including constituent weights and related information, is posted on the Ardour Global Index web site prior to the start of trading on the first business day following the third Friday of the calendar quarter. A press announcement identifying additions and deletions to the Ardour Global Index is issued no later than the Wednesday prior to the second Friday in a rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Ardour Global Index are not adjusted between rebalancing dates for shares issued or shares repurchased. However, in the event that a component company is deleted from the Ardour Global Index in the period between rebalancings due to a corporate action, a new company will be substituted in the Ardour Global Index in approximately the same weight as the removed company. The Ardour Global Index is calculated by Thomson Reuters PLC.

NYSE ARCA GOLD MINERS INDEX

The Gold Miners Index is a modified market capitalization weighted index primarily comprised of publicly traded companies involved in the mining for gold and silver. The Gold Miners Index includes common stocks, ADRs and GDRs of selected companies that are involved in mining for gold and silver and that are listed for trading and electronically quoted on a major stock market that is accessible by foreign investors. Only companies with market capitalizations greater than $750 million that have an average daily volume of at least 50,000 shares over the past three months and an average daily value traded of at least $1 million over the past three months are eligible for inclusion in the Gold Miners Index. The weight of companies whose revenues are more significantly exposed to silver mining will not exceed 20% of the Gold Miners Index at rebalance.

As of December 31, 2017, the Gold Miners Index included 50 securities of companies with a market capitalization range of between approximately $661.0 million and $20.0 billion and a weighted average market capitalization of $8.4 billion. These amounts are subject to change.

The Gold Miners Index is calculated using a modified market-capitalization weighting methodology. The Gold Miners Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Gold Miners Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Gold Miners Index;
(2)

the component securities are split into two subgroups-large and small, which are ranked by market capitalization weight in the Gold Miners Index. Large stocks are defined as having a starting Gold Miners Index weight greater than or equal to 5%. Small securities are defined as having a starting Gold Miners Index weight below 5%. The large group and small group will represent 45% and 55%, respectively, of the Gold Miners Index; and

(3)

the final aggregate weight of those component securities which individually represent more than 4.5% of the total value of the Gold Miners Index may not account for more than 45% of the total Gold Miners Index value.

The information utilized in this modification process is taken from the close of trading on the second Friday of the rebalance month.

The Gold Miners Index is reviewed quarterly so that the Gold Miners Index components continue to represent the universe of companies involved in the gold mining industry. Companies will be removed from the Gold Miners Index if the market capitalization is lower than $450 million or the average daily volume for the past three months is lower than 30,000 shares and the average daily value traded for the past three months is lower than $600,000. ICE Data may at any time and from time to time change the number of securities comprising the group by adding or deleting one or more securities, or replacing one or more securities contained in the group with one or more substitute securities of its choice, if in the ICE Data’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the Gold Miners Index. Changes to the Gold Miners Index compositions and/or the component share weights in the Gold Miners Index typically take effect after the close of trading on the third Friday of each calendar quarter month in connection with the quarterly index rebalance.

MVIS® GLOBAL JUNIOR GOLD MINERS INDEX

The Junior Gold Miners Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of small-capitalization companies that are involved primarily in the mining for gold and/or silver.

To be initially eligible for the Junior Gold Miners Index, (i) companies must generate at least 50% of their revenues from gold and/or silver mining/royalties/streaming or have mining projects with the potential to generate at least 50% of their revenues from gold and/or silver when developed, and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Junior Gold Miners Index included 68 securities of companies with a market capitalization range of between approximately $112.0 million and $3.5 billion and a weighted average market capitalization of $1.9 billion. These amounts are subject to change.

The Junior Gold Miners Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Junior Gold Miners Index. Solactive AG uses its best efforts to ensure that the Junior Gold Miners Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Junior Gold Miners Index to third parties. VanEck Vectors Junior Gold Miners ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Junior Gold Miners ETF.

The Junior Gold Miners Index is reconstituted and rebalanced quarterly.

VANECK® NATURAL RESOURCES INDEX

The Natural Resources Index is a rules based index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services. The Natural Resources Index is a modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals. Index constituents include certain companies that produce products and services directly related to the production of commodities, but not the commodities themselves.

As of December 31, 2017, the Natural Resources Index included 299 securities of companies with a market capitalization range of between approximately $83.5 million and $354.4 billion and a weighted average market capitalization of $53.4 billion. These amounts are subject to change.

The six sectors are weighted based on estimates of the global consumption of various commodities included in each of the sectors. Sector weights are set annually on the third Friday of the last month of the third calendar quarter and the Natural Resources Index is rebalanced quarterly to the sector weights. The Natural Resources Index includes companies worldwide that are principally engaged (derive greater than 50% of revenues from applicable sources) in the production and/or distribution of commodities and commodity-related products and services.

The Natural Resources Index strives to capture at least 95% of the global investable market capitalization of its various sectors with the exception of the agriculture sector, where the Natural Resources Index strives to capture 100% of its global investable market capitalization. Constituent stocks must have a market capitalization of greater than $500 million on a rebalancing date to be added to the Natural Resources Index. Stocks whose market capitalizations fall below $250 million as of any rebalancing date will be deleted from the Natural Resources Index. Stocks must have a three-month trading volume equal to or greater than $1 million per day to be included in the Natural Resources Index. Only shares that trade on a recognized domestic or international stock exchange that provides a “last closing price” may qualify (e.g., National Stock Market stocks must be “reported securities” under Rule 11Aa3-1 of the Exchange Act. Similar criteria and standards apply to stocks with foreign listings).

The Natural Resources Index is calculated and maintained by Thomson Reuters PLC on behalf of S-Network Global Indexes, Inc. Index values are calculated daily, except Saturdays and Sundays, and are distributed over the New York Stock Exchange Global Index Feed (GIF) between the hours of approximately 9:30 a.m. and 4:15 p.m. (New York time), under the symbol “RVEIT.” Index values are disseminated every 15 seconds.

The Natural Resources Index is calculated using a capitalization weighting methodology, adjusted for float, which is modified so as to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code. The Natural Resources Index is reconstituted quarterly, at the close of business on the third Friday of the last month of each calendar quarter, and companies are added and/or deleted based upon the Natural Resources Index eligibility criteria. Companies with recent stock exchange listings, i.e., recent initial public offerings, may be added to the Natural Resources Index on any rebalancing date, provided the companies meet all eligibility criteria and have been trading for more than 22 trading days. The share weights of the Natural Resources Index components are adjusted on each rebalancing date.

Rebalancing data, including constituent weights and related information, is posted on the Natural Resources Index’s web site prior to the start of trading on the first business day following the third Friday of the last month of each calendar quarter. A press announcement identifying additions and deletions to the Natural Resources Index is issued no later than the Wednesday prior to the second Friday of the rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Natural Resources Index are not adjusted between rebalancing dates for shares issued or shares repurchased.

MVIS® GLOBAL OIL REFINERS INDEX

The Oil Refiners Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in crude oil refining which may include: gasoline, diesel, jet fuel, fuel oil, naphtha, and other petrochemicals. Companies which operate in the marketing and distribution of these products may be included in the Oil Refiners Index if refining is performed in company-owned refineries.

To be initially eligible for the Oil Refiners Index, (i) companies must generate at least 50% of their revenues from crude oil refining (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Oil Refiners Index included 25 securities of companies with a market capitalization range of between approximately $1.8 billion to $92.8 billion and a weighted average market capitalization of $26.0 billion. These amounts are subject to change.

The Oil Refiners Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Oil Refiners Index. Solactive AG uses its best efforts to ensure that the Oil Refiners Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Oil Refiners Index to third parties. VanEck Vectors Oil Refiners ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Oil Refiners ETF.

The Oil Refiners Index is reconstituted and rebalanced quarterly.

MVIS® US LISTED OIL SERVICES 25 INDEX

The Oil Services Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the largest and the most liquid common stocks and depositary receipts of U.S. exchange-listed companies involved in: oil services to the upstream oil sector, which includes companies engaged primarily in oil equipment, oil services or oil drilling.

To be initially eligible for the Oil Services Index, (i) companies must generate at least 50% of their revenues from oil services (as defined above) and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Oil Services Index included 25 securities of companies with a market capitalization range of between approximately $276.0 million and $93.4 billion and a weighted average market capitalization of $29.6 billion. These amounts are subject to change.

The Oil Services Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Oil Services Index. Solactive AG uses its best efforts to ensure that the Oil Services Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Oil Services Index to third parties. VanEck Vectors Oil Services ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Oil Services ETF.

The Oil Services Index is reconstituted semi-annually and rebalanced quarterly.

MVIS® GLOBAL RARE EARTH/STRATEGIC METALS INDEX

The Rare Earth/Strategic Metals Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the rare earth and strategic metals segment which includes: “Refiners,” “Recyclers” and “Producers” of rare earth/strategic metals and minerals.

To be initially eligible for the Rare Earth/Strategic Metals Index, (i) companies must generate at least 50% of their revenues from rare earth/strategic metals (as defined above) or have mining projects that have the potential to generate at least 50% of their revenues from rare earth/strategic metals when developed, and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs and may include Shanghai-Listed companies trading via Shanghai-Hong Kong Stock Connect.

As of December 31, 2017, the Rare Earth/Strategic Metals Index included 20 securities of companies with a market capitalization range of between approximately $171.0 million and $18.7 billion and a weighted average market capitalization of $3.4 billion. These amounts are subject to change.

The Rare Earth/Strategic Metals Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Rare Earth/Strategic Metals Index. Solactive AG uses its best efforts to ensure that the Rare Earth/Strategic Metals Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Rare Earth/Strategic Metals Index to third parties. VanEck Vectors Rare Earth/Strategic Metals ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Rare Earth/Strategic Metals ETF.

The Rare Earth/Strategic Metals Index is reconstituted and rebalanced quarterly.

NYSE ARCA STEEL INDEX

The Steel Index is a modified market capitalization weighted index comprised of common stocks and ADRs of selected companies that are primarily involved in a variety of activities that are related to steel production, including the operation of mills manufacturing steel, the fabrication of steel shapes or products, or the extraction and reduction of iron ore, and that are listed for trading on the NYSE, NYSE AMERICAN or quoted on the NASDAQ. Only companies with market capitalizations greater than $100 million that have a daily average trading volume of at least $1 million over the past three months are eligible for inclusion in the Steel Index.

As of December 31, 2017, the Steel Index included 26 securities of companies with a market capitalization range of between approximately $236.0 million and $71.6 billion and a weighted average market capitalization of $22.1 billion. These amounts are subject to change.

The Steel Index is weighted based on the market capitalization of each of the component securities, modified to conform to the following asset diversification requirements, which are applied in conjunction with the scheduled quarterly adjustments to the Steel Index:

(1)	the weight of any single component security may not account for more than 20% of the total value of the Steel Index; and
(2)	the aggregate weight of those component securities which individually represent more than 5% of the total value of the Steel Index may not account for more than 50% of the total Steel Index value.

The Steel Index is reviewed quarterly so that the Steel Index components continue to represent the universe of companies involved in the iron ore mining or steel production. ICE Data may at any time and from time to time change the number of stocks comprising the group by adding or deleting one or more stocks, or replace one or more stocks contained in the group with one or more substitute stocks of its choice, if in the index Administrator’s discretion such addition, deletion or substitution is necessary or appropriate to maintain the quality and/or character of the index to which the group relates. Changes to the Steel Index compositions and/or the component share weights in the Steel Index typically take effect after the close of trading one business day prior to the last business day of each calendar quarter month in connection with the quarterly index rebalance.

MVIS® GLOBAL UNCONVENTIONAL OIL & GAS INDEX

The Oil & Gas Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in the exploration, development, extraction and/or production of unconventional oil and natural gas which includes: coal bed methane, coal seam gas, shale oil, shale gas, tight natural gas, tight oil, tight sands, in situ oil sands and enhanced oil recovery (EOR). Companies that generate at least 50% of their revenues from oil sand mining or from services to the unconventional oil and gas segment are not included in the Oil & Gas Index.

To be initially eligible for the Oil & Gas Index, (i) companies must generate at least 50% of their revenues from unconventional oil & gas (as defined above) or have properties with the potential to generate at least 50% of their revenues from unconventional oil & gas, and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs.

As of December 31, 2017, the Oil & Gas Index included 47 securities of companies with a market capitalization range of between approximately $1.7 billion and $62.4 billion and a weighted average market capitalization of $21.6 billion. These amounts are subject to change.

The Oil & Gas Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Oil & Gas Index. Solactive AG uses its best efforts to ensure that the Oil & Gas Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Oil & Gas Index to third parties. VanEck Vectors Unconventional Oil & Gas ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Unconventional Oil & Gas ETF.

The Oil & Gas Index is reconstituted and rebalanced quarterly.

MVIS® GLOBAL URANIUM & NUCLEAR ENERGY INDEX

The Uranium & Nuclear Energy Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy which include: uranium mining, the construction, engineering and maintenance of nuclear power facilities and nuclear reactors, the production of electricity from nuclear sources, or equipment and technology as well as services to the nuclear power industry.

To be initially eligible for the Uranium & Nuclear Energy Index, (i) companies must generate at least 50% of their revenues from uranium and nuclear energy (as defined above) or mining projects that have the potential to generate at least 50% of their revenues from uranium when developed and (ii) all stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. In exceptional cases, companies with less than 50% of their revenues derived from uranium and nuclear energy may be eligible for inclusion in the Uranium & Nuclear Energy Index.

As of December 31, 2017, the Uranium & Nuclear Energy Index included 25 securities of companies with a market capitalization range of between approximately $1.7 billion and $58.9 billion and a weighted average market capitalization of $23.2 billion. These amounts are subject to change.

The Uranium & Nuclear Energy Index is the exclusive property of MVIS (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Uranium & Nuclear Energy Index. Solactive AG uses its best efforts to ensure that the Uranium & Nuclear Energy Index is calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the Uranium & Nuclear Energy Index to third parties. VanEck Vectors Uranium+Nuclear Energy ETF is not sponsored, endorsed, sold or promoted by MVIS and MVIS makes no representation regarding the advisability of investing in the VanEck Vectors Uranium+Nuclear Energy ETF.

The Uranium & Nuclear Energy Index is reconstituted and rebalanced quarterly.

LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with ICE Data to use the Gold Miners Index and Steel Index. Each of VanEck Vectors Gold Miners ETF and VanEck Vectors Steel ETF is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

The Gold Miners Index, a trademark of ICE Data or its affiliates, is licensed for use by the Adviser in connection with VanEck Vectors Gold Miners ETF. ICE Data neither sponsors nor endorses VanEck Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading VanEck Vectors Gold Miners ETF.

The Steel Index, a trademark of ICE Data or its affiliates, is licensed for use by the Adviser in connection with VanEck Vectors Steel ETF. ICE Data neither sponsors nor endorses VanEck Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading VanEck Vectors Steel ETF.

THE SHARES OF EACH OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ICE DATA. ICE DATA, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE INDICES IDENTIFIED HEREIN TO TRACK STOCK MARKET PERFORMANCE. ICE DATA IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE GOLD MINERS INDEX AND STEEL INDEX. EACH INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF.

Although the Index Compilation Agent shall obtain information for inclusion in or for use in the calculation of each of the Gold Miners Index and Steel Index from sources which it considers reliable, the Index Compilation Agent does not guarantee the accuracy and/or the completeness of the component data of each of the Gold Miners Index and Steel Index obtained from independent sources. The Index Compilation Agent makes no warranty, express or implied, as to results to be obtained by the Trust as sub-licensee, licensee’s customers and counterparties, owners of Shares of VanEck Vectors Gold Miners ETF and VanEck Vectors Steel ETF, or any other person or entity from the use of each of the Gold Miners Index and Steel Index or any data included therein in connection with the rights licensed as described herein or for any other use. The Index Compilation Agent makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to each of the Gold Miners Index and Steel Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Compilation Agent have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index’s possibility of such damages.

The Adviser has entered into a licensing agreement with MVIS to use the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index. The Adviser has also granted MVIS a license to use the phrase “VanEck Vectors” in connection with the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index. VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF are entitled to use the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index, respectively, pursuant to a sub-licensing arrangement with the Adviser.

Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare

Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF particularly or the ability of the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index to track the performance of the securities markets. The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index are determined and composed by MVIS without regard to the Adviser or the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF. MVIS has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF into consideration in determining or composing the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AGRIBUSINESS INDEX, COAL INDEX, JUNIOR GOLD MINERS INDEX, OIL & GAS INDEX, OIL REFINERS INDEX, OIL SERVICES INDEX, RARE EARTH/STRATEGIC METALS INDEX AND NUCLEAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS AGRIBUSINESS ETF, VANECK VECTORS COAL ETF, VANECK VECTORS JUNIOR GOLD MINERS ETF, VANECK VECTORS UNCONVENTIONAL OIL & GAS ETF, VANECK VECTORS OIL REFINERS ETF, VANECK VECTORS OIL SERVICES ETF, VANECK VECTORS RARE EARTH/STRATEGIC METALS ETF AND VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AGRIBUSINESS INDEX, COAL INDEX, JUNIOR GOLD MINERS INDEX, OIL & GAS INDEX, OIL REFINERS INDEX, OIL SERVICES INDEX, RARE EARTH/STRATEGIC METALS INDEX AND NUCLEAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AGRIBUSINESS INDEX, COAL INDEX, JUNIOR GOLD MINERS INDEX, OIL & GAS INDEX, OIL REFINERS INDEX, OIL SERVICES INDEX, RARE EARTH/STRATEGIC METALS INDEX AND NUCLEAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index and/or their trademarks or their prices at any time or in any other respect. The Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors

LICENSE AGREEMENTS AND DISCLAIMERS (continued)

in the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF. Neither the publication of the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Refiners Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index by Solactive AG nor the licensing of the Agribusiness Index, Coal Index, Junior Gold Miners Index, Oil & Gas Index, Oil Services Index, Rare Earth/Strategic Metals Index and Nuclear Energy Index or their trademarks for the purpose of use in connection with VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Uranium+Nuclear Energy ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the Prospectus.

The Adviser has entered into a licensing agreement with S-Network to use the Ardour Global Index and Natural Resources Index. The Adviser has also granted S-Network a license to use the VanEck name in connection with the Natural Resources Index and S-Network will pay the Adviser a share of the revenues received by S-Network from the licensing of the Natural Resources Index. VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF are entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.

S-Network® is a service mark of S-Network and has been licensed for use by the Adviser in connection with VanEck Vectors Natural Resources ETF. VanEck Vectors Natural Resources ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in VanEck Vectors Natural Resources.

“S-Network Global Indexes, LLCSM”, “ARDOUR GLOBAL INDEXSM, (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR XL SM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM” AND “ARDOUR FAMILYSM” are service marks of S-Network and have been licensed for use by the Adviser. The shares of VanEck Vectors Global Alternative Energy ETF are not sponsored, endorsed, sold or promoted by S-Network and S-Network makes no representation regarding the advisability of investing in the shares of VanEck Vectors Global Alternative Energy ETF.

The Shares of each of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser (“Licensee”) is the licensing of certain service marks and trade names of S-Network and of the Ardour Global Index and Natural Resources Index that are determined, composed and calculated by S-Network without regard to the Licensee or the Shares of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF. S-Network has no obligation to take the needs of the Licensee or the owners of Shares of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF into consideration in determining, composing or calculating the Ardour Global Index and Natural Resources Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Natural Resources ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX AND NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY

FROM THE USE OF THE ARDOUR GLOBAL INDEX AND NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX AND NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

For a share outstanding throughout each year:

	Agribusiness ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$51.38	$46.55	$52.59	$54.44	$52.94

Income from investment operations:
Net investment income	0.83 (a)	1.07	1.37	1.68	1.08
Net realized and unrealized gain (loss) on investments	10.30	4.86	(6.07)	(1.84)	1.46

Total from investment operations	11.13	5.93	(4.70)	(0.16)	2.54

Less:
Dividends from net investment income	(0.88)	(1.10)	(1.34)	(1.69)	(1.04)

Net asset value, end of year	$61.63	$51.38	$46.55	$52.59	$54.44

Total return (b)	21.68%	12.74%	(8.96)%	(0.13)%	4.60%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$853,578	$804,156	$835,551	$1,440,901	$4,635,318
Ratio of gross expenses to average net assets	0.54%	0.53%	0.55%	0.57%	0.55%
Ratio of net expenses to average net assets	0.54%	0.53%	0.55%	0.57%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.53%	0.53%	0.54%	0.56%	0.55%
Ratio of net investment income to average net assets	1.48%	2.04%	2.00%	1.77%	1.79%
Portfolio turnover rate (c)	22%	15%	20%	14%	33%

	Coal ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$12.37	$6.28	$14.64	$19.50	$25.17

Income from investment operations:
Net investment income	0.53 (a)	0.14	0.29	0.34	0.39
Net realized and unrealized gain (loss) on investments	3.73	6.08	(8.36)	(4.83)	(5.62)

Total from investment operations	4.26	6.22	(8.07)	(4.49)	(5.23)

Less:
Dividends from net investment income	(0.57)	(0.13)	(0.29)	(0.37)	(0.44)

Net asset value, end of year	$16.06	$12.37	$6.28	$14.64	$19.50

Total return (b)	34.42%	99.10%	(55.14)%	(23.07)%	(20.77)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$101,201	$101,395	$39,248	$114,905	$154,994
Ratio of gross expenses to average net assets	0.64%	0.62%	0.66%	0.63%	0.64%
Ratio of net expenses to average net assets	0.60%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses to average net assets excluding interest expense (d)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets (d)	3.80%	1.66%	2.31%	1.75%	1.78%
Portfolio turnover rate (c)	39%	40%	36%	27%	20%

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Includes expense offset arrangements of 0.01%.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year:

	Global Alternative Energy ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013#
Net asset value, beginning of year	$50.62	$54.57	$54.09	$55.90	$33.26

Income from investment operations:
Net investment income	1.12 (a)	1.38	0.46	0.12	0.51
Net realized and unrealized gain (loss) on investments	9.97	(4.26)	0.33	(1.82)	22.68

Total from investment operations	11.09	(2.88)	0.79	(1.70)	23.19

Less:
Dividends from net investment income	(0.77)	(1.07)	(0.31)	(0.11)	(0.54)
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(0.77)	(1.07)	(0.31)	(0.11)	(0.55)

Net asset value, end of year	$60.94	$50.62	$54.57	$54.09	$55.90

Total return (b)	21.90%	(5.26)%	1.45%	(3.04)%	69.69%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$87,351	$64,958	$91,857	$82,937	$91,309
Ratio of gross expenses to average net assets	0.67%	0.64%	0.62%	0.64%	0.72%
Ratio of net expenses to average net assets	0.63%	0.62%	0.62%	0.62%	0.62%
Ratio of net expenses to average net assets excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income to average net assets	1.94%	2.04%	0.88%	0.18%	1.16%
Portfolio turnover rate (c)	21%	32%	27%	31%	18%

	Gold Miners ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.92	$13.72	$18.43	$21.16	$46.32

Income from investment operations:
Net investment income	0.10 (a)	0.03	0.12	0.12	0.23
Net realized and unrealized gain (loss) on investments	2.41	7.23	(4.71)	(2.73)	(25.20)

Total from investment operations	2.51	7.26	(4.59)	(2.61)	(24.97)

Less:
Dividends from net investment income	(0.18)	(0.06)	(0.12)	(0.12)	(0.19)

Net asset value, end of year	$23.25	$20.92	$13.72	$18.43	$21.16

Total return (b)	11.99%	52.91%	(24.93)%	(12.31)%	(53.90)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$7,574,585	$9,685,012	$4,316,718	$5,495,447	$6,652,611
Ratio of gross expenses to average net assets	0.53%	0.51%	0.52%	0.53%	0.53%
Ratio of net expenses to average net assets	0.53%	0.51%	0.52%	0.53%	0.53%
Ratio of net expenses to average net assets excluding interest expense	0.53%	0.51%	0.52%	0.53%	0.53%
Ratio of net investment income to average net assets	0.42%	0.21%	0.66%	0.52%	1.01%
Portfolio turnover rate (c)	12%	26%	24%	18%	33%

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split. Per share data has been adjusted to give effect to the share split.

For a share outstanding throughout each year:

	Junior Gold Miners ETF
	For the Year Ended December 31,
	2017	2016	2015	2014		2013#
Net asset value, beginning of year	$31.72	$19.22	$24.04	$30.90		$79.13

Income from investment operations:
Net investment income	0.05 (a)	0.14	0.15	—	(a)(b)	0.41
Net realized and unrealized gain (loss) on investments	2.45	13.87	(4.83)	(6.68)		(48.64)

Total from investment operations	2.50	14.01	(4.68)	(6.68)		(48.23)

Less:
Dividends from net investment income	(0.01)	(1.51)	(0.14)	(0.18)		—

Net asset value, end of year	$34.21	$31.72	$19.22	$24.04		$30.90

Total return (c)	7.89%	73.75%	(19.48)%	(21.60)%		(60.95)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$4,634,495	$3,454,333	$1,300,681	$1,522,690		$1,136,823
Ratio of gross expenses to average net assets (d)	0.54%	0.52%	0.56%	0.55%		0.58%
Ratio of net expenses to average net assets (d)	0.54%	0.52%	0.56%	0.55%		0.57%
Ratio of net expenses to average net assets excluding interest expense (d)	0.53%	0.52%	0.55%	0.54%		0.56%
Ratio of net investment income (loss) to average net assets	0.16%	0.14%	0.66%	(0.01)%		(0.07)%
Portfolio turnover rate (e)	67%	58%	47%	65%		34%

	Natural Resources ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$32.31	$26.38	$33.73	$37.46	$35.94

Income from investment operations:
Net investment income	0.72 (a)	0.66	0.81	0.82	0.87
Net realized and unrealized gain (loss) on investments	4.81	5.91	(7.37)	(3.70)	1.48

Total from investment operations	5.53	6.57	(6.56)	(2.88)	2.35

Less:
Dividends from net investment income	(0.75)	(0.64)	(0.79)	(0.85)	(0.83)

Net asset value, end of year	$37.09	$32.31	$26.38	$33.73	$37.46

Total return (c)	17.14%	24.93%	(19.48)%	(7.71)%	6.55%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$103,863	$95,323	$76,511	$86,023	$101,140
Ratio of gross expenses to average net assets	0.80%	0.77%	0.75%	0.73%	0.74%
Ratio of net expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net expenses to average net assets excluding interest expense	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets	2.09%	2.18%	2.66%	2.10%	2.13%
Portfolio turnover rate (e)	34%	37%	9%	13%	14%

(a)	Calculated based upon average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(e)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split. Per share data has been adjusted to reflect the share split.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	Oil Refiners ETF
	For the Year Ended December 31,		For the Period August 18, 2015(a) through December 31, 2015
	2017	2016
Net asset value, beginning of period	$20.86	$19.69	$19.75

Income from investment operations:
Net investment income	0.61 (b)	0.73	0.07
Net realized and unrealized gain (loss) on investments	9.38	1.15	(0.04)

Total from investment operations	9.99	1.88	0.03

Less:
Dividends from net investment income	(0.37)	(0.71)	(0.07)
Distributions from net realized capital gains	(0.08)	—	—
Return of capital	—	—	(0.02)

Total dividends and distributions	(0.45)	(0.71)	(0.09)

Net asset value, end of period	$30.40	$20.86	$19.69

Total return (c)	47.91%	9.55%	0.16	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,641	$3,129	$3,938
Ratio of gross expenses to average net assets	2.71%	3.42%	4.98	%(e)
Ratio of net expenses to average net assets	0.59%	0.59%	0.59	%(e)
Ratio of net expenses to average net assets excluding interest expense	0.59%	0.59%	0.59	%(e)
Ratio of net investment income to average net assets	2.43%	2.85%	1.19	%(e)
Portfolio turnover rate (f)	24%	15%	12	%(d)

	Oil Services ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$33.36	$26.44	$35.89	$48.10	$38.64

Income from investment operations:
Net investment income	0.90 (b)	0.46	0.63	0.85	0.55
Net realized and unrealized gain (loss) on investments	(7.56)	6.93	(9.45)	(12.20)	9.45

Total from investment operations	(6.66)	7.39	(8.82)	(11.35)	10.00

Less:
Dividends from net investment income	(0.68)	(0.47)	(0.63)	(0.86)	(0.54)

Net asset value, end of year	$26.02	$33.36	$26.44	$35.89	$48.10

Total return (c)	(19.95)%	27.92%	(24.58)%	(23.64)%	25.90%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,651,265	$1,218,137	$1,118,901	$929,834	$1,482,094
Ratio of gross expenses to average net assets	0.39%	0.40%	0.39%	0.39%	0.39%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses to average net assets excluding interest expense	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.36%	1.70%	2.30%	1.99%	1.24%
Portfolio turnover rate (f)	34%	24%	18%	15%	10%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.

For a share outstanding throughout each year:

	Rare Earth/Strategic Metals ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013#
Net asset value, beginning of year	$16.90	$13.68	$25.49	$35.98	$52.92

Income from investment operations:
Net investment income	0.44 (a)	0.12	0.51	0.65	0.35
Net realized and unrealized gain (loss) on investments	13.28	3.48	(11.68)	(10.75)	(17.21)

Total from investment operations	13.72	3.60	(11.17)	(10.10)	(16.86)

Less:
Dividends from net investment income	(0.87)	(0.38)	(0.64)	(0.39)	(0.08)

Net asset value, end of year	$29.75	$16.90	$13.68	$25.49	$35.98

Total return (b)	81.43%	26.35%	(43.76)%	(28.07)%	(31.85)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$182,207	$42,663	$28,381	$57,986	$96,243
Ratio of gross expenses to average net assets	0.73%	0.86%	0.82%	0.72%	0.70%
Ratio of net expenses to average net assets	0.61%	0.61%	0.57%	0.58%	0.57%
Ratio of net expenses to average net assets excluding interest expense	0.57%	0.57%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	1.99%	1.43%	2.01%	1.55%	0.69%
Portfolio turnover rate (c)	57%	104%	49%	37%	31%

	Steel ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$37.82	$19.52	$35.45	$49.76	$48.85

Income from investment operations:
Net investment income	0.92 (a)	0.42	1.03	1.13	0.93
Net realized and unrealized gain (loss) on investments	8.12	18.28	(15.92)	(14.28)	0.96

Total from investment operations	9.04	18.70	(14.89)	(13.15)	1.89

Less:
Dividends from net investment income	(1.12)	(0.40)	(1.02)	(1.16)	(0.94)
Return of capital	—	—	(0.02)	—	(0.04)

Total dividends and distributions	(1.12)	(0.40)	(1.04)	(1.16)	(0.98)

Net asset value, end of year	$45.74	$37.82	$19.52	$35.45	$49.76

Total return (b)	23.86%	95.77%	(42.03)%	(26.44)%	3.88%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$150,937	$185,324	$44,904	$69,127	$144,312
Ratio of gross expenses to average net assets	0.62%	0.60%	0.69%	0.63%	0.62%
Ratio of net expenses to average net assets	0.56%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets excluding interest expense	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.25%	1.88%	3.76%	2.43%	2.21%
Portfolio turnover rate (c)	31%	20%	15%	11%	15%

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split. Per share data has been adjusted to reflect the share split.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each year:

	Unconventional Oil & Gas ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.25	$13.24	$22.12	$28.43	$22.54

Income from investment operations:
Net investment income	0.09 (a)	0.09	0.32	0.30	0.13
Net realized and unrealized gain (loss) on investments	(2.50)	4.98	(8.86)	(6.32)	5.90

Total from investment operations	(2.41)	5.07	(8.54)	(6.02)	6.03

Less:
Dividends from net investment income	(0.11)	(0.06)	(0.34)	(0.29)	(0.14)

Net asset value, end of year	$15.73	$18.25	$13.24	$22.12	$28.43

Total return (b)	(13.20)%	38.31%	(38.60)%	(21.18)%	26.77%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$69,203	$59,324	$38,398	$61,937	$46,906
Ratio of gross expenses to average net assets	0.70%	0.71%	0.72%	0.67%	1.04%
Ratio of net expenses to average net assets	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net expenses to average net assets excluding interest expense	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	0.56%	0.63%	1.62%	1.07%	0.89%
Portfolio turnover rate (c)	17%	23%	22%	11%	11%

	Uranium+Nuclear Energy ETF
	For the Year Ended December 31,
	2017	2016	2015	2014	2013#
Net asset value, beginning of year	$47.55	$45.25	$51.50	$48.11	$41.35

Income from investment operations:
Net investment income	1.35 (a)	2.08	1.87	1.27	0.80
Net realized and unrealized gain (loss) on investments	2.57	1.94	(6.63)	3.39	6.29

Total from investment operations	3.92	4.02	(4.76)	4.66	7.09

Less:
Dividends from net investment income	(2.38)	(1.72)	(1.49)	(1.27)	(0.33)

Net asset value, end of year	$49.09	$47.55	$45.25	$51.50	$48.11

Total return (b)	8.27%	8.87%	(9.26)%	9.61%	17.18%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$27,815	$34,076	$39,211	$67,812	$77,778
Ratio of gross expenses to average net assets	0.89%	0.79%	0.70%	0.76%	0.80%
Ratio of net expenses to average net assets	0.61%	0.61%	0.61%	0.60%	0.60%
Ratio of net expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	2.67%	3.37%	2.34%	1.89%	1.60%
Portfolio turnover rate (c)	19%	36%	27%	31%	48%

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split. Per share data has been adjusted to give effect to the share split.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed year and the most recently completed quarter(s), as well as for each of the four previous calendar quarters, when available, can be found at www.vaneck.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Funds’ shareholders and the Trust, the Funds, the Adviser and/or the Trustees. Further, shareholders are not intended third party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements annually.

GENERAL INFORMATION (continued)

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.

The Funds’ SAI is available at www.vaneck.com.

(Investment Company Act file no. 811-10325)

For more detailed information about the Funds, see the SAI dated May 1, 2018, as may be supplemented from time to time, which is incorporated by reference into this Prospectus. Additional information about each of the Funds’ investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, when available, by visiting the VanEck website at www.vaneck.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333
HAPRO	vaneck.com

PROSPECTUS MAY 1, 2018

VANECK VECTORS®
ChinaAMC CSI 300 ETF	PEK®
ChinaAMC SME-ChiNext ETF	CNXT®

Principal U.S. Listing Exchange for each Fund: NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333  vaneck.com

VANECK VECTORS® CHINAAMC CSI 300 ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® ChinaAMC CSI 300 ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the CSI 300 Index* (the “CSI 300 Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.32%

Total Annual Fund Operating Expenses(a)	0.82%
Fee Waivers and Expense Reimbursement(a)	-0.04%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.78%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$80
3	$258
5	$451
10	$1,010

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index and/or in investments that have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise its benchmark index. The CSI 300 Index is comprised of the largest and most liquid stocks in the Chinese A-share market. As of December 31, 2017, the CSI 300 Index included 300 securities of companies with a market

* The CSI 300 Index is a registered trademark of China Securities Index Co., Ltd.

1

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

capitalization range of between approximately $2.4 billion and $256.3 billion and a weighted average market capitalization of $13.2 billion. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the CSI 300 Index by investing in a portfolio of securities that generally replicates the CSI 300 Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the CSI 300 Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the CSI 300 Index but also may reduce some of the risks of active management, such as poor security selection.

The CSI 300 Index is comprised of China A-shares (“A-shares”). The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the CSI 300 Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulation.

The Fund will seek to achieve its investment objective by primarily investing directly in A-shares. A-shares are issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-shares are traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges. The A-share market in China is made available to domestic PRC investors and foreign investors through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), and through licenses obtained under the Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) programs. After obtaining a RQFII or QFII license, the RQFII or QFII would obtain through China’s State Administration of Foreign Exchange (“SAFE”) a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in A-shares. Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in A-shares via Stock Connect, as described below, or via the A-share quota granted to the Fund’s sub-adviser, China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), by SAFE (“RQFII quota”). The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota, which the Sub-Adviser will use to invest the portion of the Fund’s assets allocated to it by the Adviser in A-shares. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser. The Fund may also invest in A-shares listed and traded on the Shanghai and Shenzhen Stock Exchanges through Stock Connect. Stock Connect is a securities trading and clearing program between the Shanghai and Shenzhen Stock Exchanges, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited (“HKSCC”) designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Other exchanges in China may participate in Stock Connect in the future. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect.

The Fund may also invest a portion of its assets in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares, including swaps on the CSI 300 Index, swaps on the A-shares which comprise the CSI 300 Index and/or swaps on funds that seek to replicate the performance of the CSI 300 Index or funds that invest in A-shares or the Fund may invest directly in shares of such funds. The notional values of these swaps, futures contracts and other derivative instruments will count towards the Fund’s 80% investment policy and cash and cash equivalents related to the swaps, futures contracts and other derivative instruments will not be counted towards the calculation of total assets. The Fund may also invest in exchange-traded funds (“ETFs”), including ETFs listed on a Hong Kong or other foreign exchange.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the CSI 300 Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the financial services sector, and each of the consumer discretionary and industrials sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or

2

any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of the RQFII Regime and the Fund’s Principal Investment Strategy. The CSI 300 Index is comprised of A-shares. In seeking to replicate the CSI 300 Index, the Fund intends to invest directly in A-shares through the Sub-Adviser’s RQFII quota and Stock Connect. Because the Fund will not be able to invest directly in A-shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-shares may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its A-shares holdings, and may adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Fund linked to the performance of A-shares. These risks are compounded by the fact that, at present, there are only a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. To the extent the Fund invests in swaps, there can be no guarantee that the Fund will be able to invest in appropriate swaps, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such swaps available. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the CSI 300 Index due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of A-shares, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the CSI 300 Index is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.

The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market, including securities in the CSI 300 Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. While it is unclear whether this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. The Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. The tax reserve was reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which

3

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

If the Fund’s direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.

Special Risk Considerations of Investing in China and A-shares. Investing in securities of Chinese companies, including A-shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) custody risks associated with investing via the Stock Connect Program or through a RQFII, where due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only and (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable.

The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in A-shares and its ability to meet redemption requests.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions as discussed above. Price fluctuations of A-shares are currently limited to either 5% or 10% per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions

4

relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.

The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (defined herein) into RMB to purchase A-shares. As a result, these restrictions may adversely affect the Fund and its investments and may increase the risk of index tracking error.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to PRC corporate income tax on a withholding basis at 10% unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in

5

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in China, whose economy is heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Financial Services Sector. To the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in

6

government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in Swaps. The Fund may invest in swaps on the CSI 300 Index or on securities comprising the CSI 300 Index. The Fund may also invest in swaps on other funds that track the CSI 300 Index or funds that invest in A-shares. The use of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. Investments in swaps linked to the performance of A-shares are subject to general risks associated with A-shares and the RQFII/QFII system discussed above in “Principal Risks of Investing in the Fund—Risk of the RQFII Regime and the Fund’s Principal Investment Strategy.”

Because a swap is an obligation of the counterparty rather than a direct investment in A-shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty to a non-controlled cleared swap fails to perform its obligations under the swap as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and may impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments is expected to be greater than most other funds because there are only a limited number of counterparties that are willing and able to enter into swaps on A-shares. In fact, because there are so few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Investments in swaps may also be subject to liquidity risk if the transaction is particularly large or if the relevant market is illiquid. Due to the limited number of potential swap counterparties, the liquidity risk associated with the Fund’s investments is expected to be greater than most other funds as the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.

The swap market is subject to extensive regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to enter into or to terminate existing swap agreements or to realize amounts to be received under such agreements. Moreover, certain swap transactions may be subject to the Fund’s limitation on investments in illiquid securities. Because swaps are generally entered into between two parties and may take longer than seven days to be sold or disposed of in the ordinary course of business, certain swaps may be considered to be illiquid.

Investments in swaps require additional ongoing payments to the counterparty to the swap. In addition, the Fund’s investments in swaps and other derivative instruments may be less tax-efficient than direct investment in A-shares and may be subject to special U.S. federal income tax rules that could negatively affect the Fund. Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could negatively affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. In addition, as further discussed in the Fund’s prospectus under “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund—Risk of Investing In Swaps—Tax Risk,” because the application of these special rules may be uncertain, the manner in which they are applied by the Fund may be determined to be incorrect and, as a result the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability.

In December 2015, the SEC proposed new regulations applicable to an ETF’s use of derivatives. If adopted as proposed, these regulations could potentially limit or impact the Fund’s ability to invest in derivatives and negatively affect the Fund’s performance and ability to pursue its stated investment objectives.

Risk of Investing in Futures. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile and using futures can increase the volatility of the Fund’s NAV and/or lower total return. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contacts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the

7

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Risk of Investing in Other Funds. The Fund may invest in shares of other funds, including ETFs. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. As a shareholder in a fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing duplicate levels of fees with respect to investments in other funds, including ETFs.

Risk of Investing in Medium-Capitalization Companies. Medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other ETFs, the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the CSI 300 Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the CSI 300 Index and incurs costs associated with buying and selling securities and entering into derivatives transactions, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the CSI 300 Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the CSI 300 Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the CSI 300 Index. Errors in the CSI 300 Index data, the CSI 300 Index computations and/or the construction of the CSI 300 Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the CSI 300 Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the CSI 300 Index, or invest in them in the exact proportions in which they are represented in the CSI 300 Index. The Fund’s performance may also deviate from the return of the CSI 300 Index due to legal restrictions or limitations imposed by the Chinese Government, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). As discussed above, one or more securities included the CSI 300 Index may be suspended from trading and such securities would be valued by the CSI 300 Index at the last closing price. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the CSI 300 Index is based on securities’ closing prices on local foreign markets (i.e., the value of the CSI 300 Index is not based on fair value prices), the Fund’s ability to track the CSI 300 Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking

8

risk. The Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the CSI 300 Index by investing in the relevant A-shares, which may lead to increased tracking error. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the CSI 300 Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the CSI 300 Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund may underperform the CSI 300 Index when the value of the U.S. dollar increases relative to the value of the RMB. Additionally, the terms of the swaps require the payment of the U.S. dollar equivalent of the RMB distributions and dividends received by the QFII, meaning that the Fund is exposed to foreign exchange risk and fluctuations in value between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the CSI 300 Index due to the impact of withholding taxes, late announcements relating to changes to the CSI 300 Index and high turnover of the CSI 300 Index. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the CSI 300 Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CSI 300 Index. Changes to the composition of the CSI 300 Index in connection with a rebalancing or reconstitution of the CSI 300 Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the CSI 300 Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the CSI 300 Index concentrates in a particular sector or sectors or industry or group of industries. To

9

VANECK VECTORS® CHINAAMC CSI 300 ETF (continued)

the extent that the Fund continues to be concentrated in the financial services sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

Annual Total Returns(%)—Calendar Years

Best Quarter:	41.64%	4Q ’14
Worst Quarter:	-30.54%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (10/13/2010)

VanEck Vectors ChinaAMC CSI 300 ETF (return before taxes)	31.86%	9.50%	3.90%
VanEck Vectors ChinaAMC CSI 300 ETF (return after taxes on distributions)	31.25%	8.87%	3.35%
VanEck Vectors ChinaAMC CSI 300 ETF (return after taxes on distributions and sale of Fund Shares)	18.03%	7.23%	2.80%
CSI 300 Index (reflects no deduction for fees, expenses or taxes)	35.52%	11.31%	5.60%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	14.42%

See “License Agreements and Disclaimers” for important information.

10

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Investment Sub-Adviser. China Asset Management (Hong Kong) Limited

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund

Leo Fan	Portfolio Manager	September 2015

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	October 2010
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of this Prospectus.

11

VANECK VECTORS® CHINAAMC SME-CHINEXT ETF

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

VanEck Vectors® ChinaAMC SME-ChiNext ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the SME-ChiNext 100 Index (the “SME-ChiNext Index”).

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.50%
Other Expenses	0.88%

Total Annual Fund Operating Expenses(a)	1.38%
Fee Waivers and Expense Reimbursement(a)	-0.56%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.82%

(a)

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2019. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$84
3	$382
5	$702
10	$1,609

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The SME-ChiNext Index is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. Such companies may include small- and medium-capitalization companies. The SME-ChiNext Index is comprised of China A-shares (“A-shares”). As of December 31, 2017, the SME-ChiNext Index included 100 securities of companies with a market capitalization range of between approximately $865.2 million and $55.3 billion and a weighted average market

12

capitalization of $7.0 billion. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the SME-ChiNext Index by investing in a portfolio of securities that generally replicates the SME-ChiNext Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the SME-ChiNext Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the SME-ChiNext Index but also may reduce some of the risks of active management, such as poor security selection.

The Fund will seek to achieve its investment objective by primarily investing directly in A-shares. A-shares are issued by companies incorporated in the People’s Republic of China (“China” or the “PRC”). A-shares are traded in renminbi (“RMB”) on the Shenzhen or Shanghai Stock Exchanges. The A-share market in China is made available to domestic PRC investors and foreign investors through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), and through licenses obtained under the Renminbi Qualified Foreign Institutional Investor (“RQFII”) or a Qualified Foreign Institutional Investor (“QFII”) programs. After obtaining a RQFII or QFII license, the RQFII or QFII would obtain through China’s State Administration of Foreign Exchange (“SAFE”) a specific aggregate dollar amount investment quota in which the RQFII or QFII can invest in A-shares. Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in A-shares via Stock Connect, as described below, or via the A-share quota granted to the Fund’s sub-adviser, China Asset Management (Hong Kong) Limited (the “Sub-Adviser”), by SAFE (“RQFII quota”). The Sub-Adviser has obtained RQFII status and has been granted an RQFII quota, which the Sub-Adviser will use to invest the portion of the Fund’s assets allocated to it by the Adviser in A-shares. At such time that the Sub-Adviser has utilized its entire RQFII quota, the Sub-Adviser may, subject to applicable regulations, apply for an increase of the RQFII quota. The size of the Fund’s direct investment in A-shares will be limited by the size of the RQFII quota of the Sub-Adviser unless the Fund is able to enter into another sub-advisory agreement with another sub-adviser who has an RQFII quota. Assets not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser for investment through Stock Connect. The Fund may also invest in A-shares listed and traded on the Shanghai and Shenzhen Stock Exchanges through Stock Connect. Stock Connect is a securities trading and clearing program between the Shanghai and Shenzhen Stock Exchanges, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited (“CSDCC”) and Hong Kong Securities Clearing Company Limited (“HKSCC”) designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Other exchanges in China may participate in Stock Connect in the future. Trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day. Accordingly, the Fund’s direct investments in A-shares will be limited by the quota allocated to the RQFII or QFII and by the daily quotas that limit total purchases and/or sales through Stock Connect.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the SME-ChiNext Index concentrates in an industry or group of industries. As of December 31, 2017, the Fund was concentrated in the information technology sector, and each of the basic materials, consumer discretionary and industrials sectors represented a significant portion of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.

Risk of the RQFII Regime and the Fund’s Principal Investment Strategy. The SME-ChiNext Index is comprised of A-shares. In seeking to replicate the SME-ChiNext Index, the Fund intends to invest directly in A-shares through the Sub-Adviser’s RQFII quota and Stock Connect. Because the Fund will not be able to invest directly in A-shares in excess of the Sub-Adviser’s RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of the Fund’s direct investment in A-shares may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Fund cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Fund dispose of certain or all of its A-shares holdings. Therefore, any such reduction or elimination may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient

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VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

exposure to the performance of the SME-ChiNext Index due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of A-shares, the Fund could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the SME-ChiNext Index is obtainable. During the period that creations are suspended, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions. Alternatively, the Fund could change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.

The A-share market is volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market, including securities in the SME-ChiNext Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII, where, due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser, the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only.

Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Fund’s investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. While it is unclear whether this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. The Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. The tax reserve was reflected in the Fund’s daily NAV calculations as a deduction from the Fund’s NAV. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. The Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Fund’s return could be substantial. The Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

If the Fund’s direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and be subject to income and excise tax at the Fund level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See the prospectus under “Shareholder Information—Tax Information—Taxes on Distributions” for more information. The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.

Special Risk Considerations of Investing in China and A-shares. Investing in securities of Chinese companies, including A-shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers,

14

including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets (including both direct and indirect market stabilization efforts, which may affect valuations of Chinese issuers), whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers (or action by the Chinese government that discourages brokers from serving international clients), (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters, (x) the risk of increased trade tariffs, embargoes and other trade limitations, (xi) custody risks associated with investing via the Stock Connect Program or through a RQFII, where due to requirements regarding establishing a custody account in the joint names of the Fund and the Sub-Adviser the Fund’s assets may not be as well protected from the claims of the Sub-Adviser’s creditors than if the Fund had an account in its name only and (xii) both interim and permanent market regulations which may affect the ability of certain stockholders to sell Chinese securities when it would otherwise be advisable.

The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.

The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in A-shares and its ability to meet redemption requests.

The Chinese securities markets are emerging markets characterized by greater price volatility relative to U.S. markets. Liquidity risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions as discussed above. Price fluctuations of A-shares are currently limited to either 5% or 10% per trading day. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be made. In addition, less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in China, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States.

The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. In addition, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund invests a significant portion of its assets in investments denominated in RMB and the income received by the Fund will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on RMB and sets the value of the

15

VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

RMB to levels dependent on the value of the U.S. dollar, but the Chinese government has been under pressure to manage the currency in a less restrictive fashion so that it is less correlated to the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units (defined herein) into RMB to purchase A-shares. As a result, these restrictions may adversely affect the Fund and its investments and may increase the risk of index tracking error.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in China, whose economy is heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few

16

industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

Foreign Currency Risk. Because the Fund’s assets may be invested in securities denominated in foreign currencies, the income received by the Fund from these investments will generally be in foreign currencies. The Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of certain foreign countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on the Fund and its investments.

Risk of Investing in the Basic Materials Sector. To the extent that the basic materials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

Risk of Investing in the Information Technology Sector. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small-capitalization and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a

17

VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

Index Tracking Risk. The Fund’s return may not match the return of the SME-ChiNext Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the SME-ChiNext Index and incurs costs associated with buying and selling securities and entering into derivatives transactions, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the SME-ChiNext Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the SME-ChiNext Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the SME-ChiNext Index. Errors in the SME-ChiNext Index data, the SME-ChiNext Index computations and/or the construction of the SME-ChiNext Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the SME-ChiNext Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. In addition, the Fund may not invest in certain securities included in the SME-ChiNext Index, or invest in them in the exact proportions in which they are represented in the SME-ChiNext Index. The Fund’s performance may also deviate from the return of the SME-ChiNext Index due to legal restrictions or limitations imposed by the Chinese Government, certain NYSE Arca, Inc. (“NYSE Arca”) listing standards, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). As discussed above, one or more securities included the SME-ChiNext Index may be suspended from trading and such securities would be valued by the SME-ChiNext Index at the last closing price. The Fund may value certain of its investments and/or underlying currencies based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the SME-ChiNext Index is based on securities’ closing prices on local foreign markets (i.e., the value of the SME-ChiNext Index is not based on fair value prices), the Fund’s ability to track the SME-ChiNext Index may be adversely affected. The Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the SME-ChiNext Index by investing in the relevant A-shares, which may lead to increased tracking error. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the SME-ChiNext Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the SME-ChiNext Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the SME-ChiNext Index due to the impact of withholding taxes, late announcements relating to changes to the SME-ChiNext Index and high turnover of the SME-ChiNext Index. The Fund may underperform the SME-ChiNext Index when the value of the U.S. dollar increases relative to the value of the RMB. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the SME-ChiNext Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the SME-ChiNext Index. Changes to the composition of the SME-ChiNext Index in connection with a rebalancing or reconstitution of the SME-ChiNext Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide

18

bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the SME-ChiNext Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on NYSE Arca and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the SME-ChiNext Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund continues to be concentrated in the information technology sector, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

PERFORMANCE

The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year and since inception periods compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after income taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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VANECK VECTORS® CHINAAMC SME-CHINEXT ETF (continued)

Annual Total Returns(%)—Calendar Years

Best Quarter:	49.51%	1Q ’15
Worst Quarter:	-29.80%	3Q ’15

Average Annual Total Returns for the Periods Ended December 31, 2017

The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (07/23/2014)

VanEck Vectors ChinaAMC SME-ChiNext ETF (return before taxes)	19.37%	10.55%
VanEck Vectors ChinaAMC SME-ChiNext ETF (return after taxes on distributions)	19.27%	10.53%
VanEck Vectors ChinaAMC SME-ChiNext ETF (return after taxes on distributions and sale of Fund Shares)	10.96%	8.25%
SME-ChiNext 100 Index (reflects no deduction for fees, expenses or taxes)	20.36%	13.40%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.32%

See “License Agreements and Disclaimers” for important information.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Investment Sub-Adviser. China Asset Management (Hong Kong) Limited.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Sub-Adviser	Date Began Managing the Fund

Leo Fan	Portfolio Manager	September 2015

Name	Title with Adviser	Date Began Managing the Fund

Peter H. Liao	Portfolio Manager	July 2014
Guo Hua (Jason) Jin	Portfolio Manager	March 2018

PURCHASE AND SALE OF FUND SHARES

For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” on page 21 of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO
BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

PURCHASE AND SALE OF FUND SHARES

The Funds issue and redeem Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of a Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Funds are listed on NYSE Arca and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than or less than NAV.

TAX INFORMATION

Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES

The Adviser and/or the Sub-Adviser anticipate that, generally, the portion of each Fund for which they are responsible will hold or gain exposure to all of the securities that comprise its Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, a Fund may purchase a sample of securities in its Index. There also may be instances in which the Adviser and/or the Sub-Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in a Fund’s Index that the Adviser and/or the Sub-Adviser believe are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from such Index or purchase securities not represented in its Index in anticipation of their addition to such Index. Each Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code, temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.

Each Fund’s assets will be primarily invested in A-shares. Because a Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, each Fund intends to invest directly in A-shares via the Sub-Adviser’s RQFII quota and may also invest through Stock Connect (to the extent available). In addition, VanEck Vectors ChinaAMC CSI 300 ETF’s assets that are not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser for investment either directly in A-shares through Stock Connect and/or in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares, including swaps on the CSI 300 Index, swaps on the A-shares which comprise the CSI 300 Index and/or swaps on funds that seek to replicate the performance of the CSI 300 Index or funds that invest in A-shares. Additionally, VanEck Vectors ChinaAMC CSI 300 ETF may invest directly in shares of such funds. The notional values of these swaps, futures contracts and other derivative instruments will count towards VanEck Vectors ChinaAMC CSI 300 ETF’s 80% investment policy and cash and cash equivalents related to the swaps, futures contracts and other derivative instruments will not be counted towards the calculation of total assets. The Adviser on behalf of VanEck Vectors ChinaAMC CSI 300 ETF may also invest, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs. Assets managed by the Adviser on behalf of VanEck Vectors ChinaAMC CSI 300 ETF that are not invested in other funds, including ETFs listed on a Hong Kong or other foreign exchange, swaps and other derivatives will be invested primarily in money market instruments.

VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets that are not allocated to the Sub-Adviser for investment directly in A-shares will be managed by the Adviser for investment through Stock Connect, to the extent available.

In the event that the Sub-Adviser’s RQFII quota is or becomes inadequate or if the Sub-Adviser is unable to maintain its RQFII status or to seek to replicate a Fund’s Index through the other means described in this Prospectus, a Fund may retain one or more additional sub-advisers that maintain RQFII licenses and/or the Adviser may obtain a RQFII or QFII quota and the Adviser or additional sub-adviser(s), on behalf of the Fund, may invest in A-shares and other permitted China securities listed on the Shenzhen and Shanghai Stock Exchanges up to the amount specified in the Adviser’s or additional sub-adviser(s)’s QFII or RQFII quota, respectively.

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES

Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”

RISKS OF INVESTING IN THE FUNDS

The following section provides additional information regarding principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.

Investors in the Funds should be willing to accept a high degree of volatility in the price of the Funds’ Shares and the possibility of significant losses. An investment in the Funds involves a substantial degree of risk. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Funds, each of which could significantly and adversely affect the value of an investment in a Fund.

Risk of the RQFII Regime and the Funds’ Principal Investment Strategies. Each Fund’s respective Index is comprised of A-shares. In seeking to replicate its Index, each Fund intends to invest directly in A-shares through the Sub-Adviser’s RQFII quota and Stock Connect. Because the Funds will not be able to invest directly in A-shares in excess of the Sub-Adviser’s

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RQFII quota and beyond the limits that may be imposed by Stock Connect, the size of each Fund’s direct investment in A-shares may be limited. In addition, the RQFII quota of the Sub-Adviser may be reduced or revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe SAFE and other applicable Chinese regulations. The Funds cannot predict what would occur if the RQFII quota of the Sub-Adviser or RQFII quotas generally were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Funds, including the requirement that the Funds dispose of certain or all of its A-shares holdings, and may adversely affect the willingness and ability of potential swap counterparties to engage in swaps with the Funds linked to the performance of A-shares. These risks are compounded by the fact that, at present, there are only a limited number of firms and potential counterparties that have RQFII or QFII status or are willing and able to enter into swap transactions linked to the performance of A-shares. To the extent a Fund invests in swaps, there can be no guarantee that the Fund will be able to invest in appropriate swaps, and the PRC government may at times restrict the ability of firms regulated in the PRC to make such swaps available. Therefore, any such reduction or elimination may have a material adverse effect on the ability of a Fund to achieve its investment objective. If a Fund is unable to obtain sufficient exposure to the performance of its Index due to the limited availability of the Sub-Adviser’s RQFII quota or other investments that provide exposure to the performance of A-shares, the Fund could, subject to any regulatory relief among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to the Index is obtainable. During the period that creations are suspended, a Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions. Alternatively, a Fund could change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related stocks other than A-shares or other appropriate investments, or decide to liquidate the Fund.

The A-share market may be considered volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market, including one or more securities in an Index, may be suspended from trading without an indication of how long the suspension will last. The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect a Fund. In addition, because the Sub-Adviser’s RQFII quota would be in the name of the Sub-Adviser rather than a Fund, there is a risk that regulatory actions taken against the Sub-Adviser by PRC government authorities may affect the Fund.

Specific rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of a Fund’s investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, a Fund is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of a Fund) is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. While it is unclear whether this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Fund for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. The tax reserve was reflected in each Fund’s daily NAV calculations as a deduction from such Fund’s NAV. If the PRC begins applying tax rules regarding the taxation of capital gains from A-shares investment to RQFIIs, such as the Sub-Adviser, and/or begins collecting capital gains taxes on such investments, a Fund could be subject to withholding tax liability. The impact of any such tax liability on a Fund’s return could be substantial. A Fund may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

If a Fund’s direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Fund may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and excise tax at the Fund level. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions before re-qualifying for taxation as a RIC. See below under “Shareholder Information—Tax

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Information—Taxes on Distributions” for more information. Each Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if a Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of a Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See “Shareholder Information—Tax Information” for a further description of this risk.

Special Risk Considerations of Investing in China. The Funds invest in securities issued by Chinese issuers, and accordingly, will be subject to the risk of investing in such issuers. Whether each Fund invests directly in China by investing in A-shares in reliance on the Sub-Adviser’s RQFII quota or indirectly in China through swaps or other means described in this Prospectus, investments in China involve certain risks and special considerations, including the following:

Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.

For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of a Fund’s Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund.

Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of a Fund’s A-share investments or contained in a Fund’s Index.

The laws, regulations, including the investment regulations allowing RQFIIs (and QFIIs) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the A-shares in a Fund’s portfolio.

Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and a Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading

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partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund.

Moreover, the current slowdown or any future recessions in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.

Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. While the Chinese economy did not face any major inflationary threats as of March 2017, rising inflation could adversely affect the performance of the Chinese economy and a Fund’s investments.

Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. In addition, changes in the Chinese tax system may have retroactive effects.

Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.

Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund’s portfolio.

Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions, as described in greater detail above.

Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if a Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles.

Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. A Fund’s rights with respect to its

25

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

investments in A-shares through Stock Connect or the Sub-Adviser’s RQFII quota will not be governed by U.S. law, and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as a Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as a Fund.

It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as a Fund.

Special Risk Considerations of Investing in A-shares. Each Fund’s investments in A-shares are limited to the Sub-Adviser’s RQFII quota amount obtained by the Sub-Adviser in its capacity as RQFII on behalf of the Fund and the market-wide quotas imposed by Stock Connect. In addition, there may be significant restrictions on the repatriation of gains and income related to the Sub-Adviser’s RQFII quota that may affect a Fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.

As of January 31, 2018, the CSRC had granted licenses to 227 RQFIIs and 310 QFIIs bringing total investment quotas to approximately $196.1 billion (as of February 27, 2018) in A-shares and other permitted securities. In addition, Stock Connect provides a daily market-wide quota of approximately $4 billion. Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.

The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares. In addition, there is no guarantee that the Sub-Adviser will continue to maintain its RQFII quota or be able to maintain its RQFII quota or be able to obtain additional RQFII quota if the RQFII quota is reduced or eliminated by SAFE at some point in the future. A Fund cannot predict what would occur if an RQFII quota of the Sub-Adviser were reduced or eliminated, although such an occurrence would likely have a material adverse effect on a Fund.

From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions. Investments by a Fund in A-shares through the Sub-Adviser’s RQFII quota, other Chinese financial instruments regulated by the CSRC, including warrants and open- and closed-end investment

26

companies, are subject to governmental pre-approval limitations on the quantity that a Fund may purchase or limits on the classes of securities in which a Fund may invest.

The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on a Fund’s ability to invest directly in A-shares and its ability to meet redemptions requests.

The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of its Index. This may increase the risk of tracking error and may adversely affect a Fund’s ability to achieve its investment objective.

Tax Risk. For a discussion regarding the tax risks applicable to the Fund’s investments in A-shares, please see “Risk of the RQFII Regime and the Funds’ Principal Investment Strategies” above and “Risks of Investing through Stock Connect” below.

The sale or transfer by the Sub-Adviser of A-shares or B-shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. However, the Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A-shares and B-shares.

It is unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. A Fund’s shareholder’s ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

Risk of Loss of Favorable U.S. Tax Treatment. Each Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if a Fund does not repatriate funds associated with direct investment in A-shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code. If a Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level currently at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. See below under “Shareholder Information—Tax Information—Taxes on Distributions” for more information.

Tax on Retained Income and Gains. To the extent a Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income and excise tax on the retained income and gains, thereby reducing the Fund’s return. A Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.

Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect a Fund and its investments. There may not be sufficient amounts of RMB for a Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase RMB denominated investments. It should also be noted that that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact a Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future.

27

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Custody Risks of Investing in A-shares. Industrial and Commercial Bank of China Limited (“ICBC” or the “PRC sub-custodian”), which is approved by CSRC and SAFE as a qualified RQFII custodian, has been appointed to provide custody services to the Funds’ assets invested in A-shares and investments in the PRC. The PRC sub-custodian maintains the Funds’ RMB deposit accounts and oversees the Funds’ investments in A-shares to ensure compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the CSDCC. The securities purchased by the Sub-Adviser, in its capacity as a RQFII, on behalf of a Fund, will be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the joint names of the Fund and the Sub-Adviser, and the Fund will pay the cost of the account. The Sub-Adviser may not use the account for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the Sub-Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Sub-Adviser could seize assets of the Fund.

Investment via Stock Connect is subject to similar custody risks. Securities purchased by the Fund through Stock Connect will be held via a book entry in an omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in the book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian.

Investors should also note that cash deposits in a Fund’s account with the PRC sub-custodian will not be segregated from the proprietary assets of the PRC sub-custodian or the assets of its other clients. Therefore, to the extent a Fund’s assets are commingled, the cash deposits will be vulnerable in the event of a liquidation or bankruptcy by the PRC sub-custodian. Under such circumstances, a Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, and would have no priority over the claims of any other unsecured creditors to the assets of the PRC sub-custodian. A Fund may encounter difficulties or delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.

Use of Brokers. CSRC and SAFE regulations specify that all securities traded by the Sub-Adviser, as a licensed RQFII, on behalf of a Fund must be executed through one of the specified brokers per exchange. As a result, the Sub-Adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.

Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Each Fund invests a significant portion of its assets in investments denominated in RMB and the income received by each Fund will principally be in RMB. A Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The value of the RMB is based on a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB is allowed to float within a narrow band around the central parity published by the People’s Bank of China. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of a Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect a Fund and its investments.

Each Fund’s assets are expected to be primarily invested in the A-shares of Chinese issuers and the income received by each Fund will be principally in RMB. Meanwhile, each Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the RMB falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the RMB to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, may also have an adverse impact on a Fund’s performance.

Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate

28

of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

RMB can be further categorized into onshore RMB (“CNY”), which can be traded only in the PRC, and offshore RMB (“CNH”), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. A Fund may also be adversely affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for a Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase A-shares, and this may result in settlement delays and increased tracking error. A Fund will be required to remit CNH to settle the purchase of A-shares by the Fund from time to time. In the event such remittance is disrupted, a Fund will not be able to fully replicate its Index by investing in the relevant A-shares, which may lead to increased tracking error. Moreover, the trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.

Currently, there is no market in China in which the Funds may engage in hedging transactions to minimize RMB foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to the Funds in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China, a Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, such Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s and/or the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in a Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.

Disclosure of Interests and Short Swing Profit Rule. A Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-shares and B-shares of the listed company). If the reporting requirement is triggered, a Fund will be required to report information which includes, but is not limited to: (a) information about the Fund and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.

The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser and its affiliates and/or the Sub-Adviser and its affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.

If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may negatively impact a Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.

Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai

29

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).

CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company. Because no single underlying foreign investor investing through a RQFII or QFII (e.g., a Fund) may currently hold more than 10% of the total outstanding shares in one listed company, it is currently unlikely that a Fund’s trading would trigger the more detailed reporting or tender offer requirements at the higher thresholds.

Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other accounts managed by the Adviser or Sub-Adviser) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of a Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. If the operation of the PRC short swing profit rule is triggered as described above, it may greatly impair the performance of a Fund.

Risks of Investing through Stock Connect. Each Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at the CSDCC. A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Funds) investing in A-shares through Stock Connect have been temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Additionally, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Funds.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the activity of large traders

30

may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The Funds invest in securities of issuers located in China, whose economy is heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on each Fund’s investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

In addition, various PRC companies derive their revenues in RMB but have requirements for foreign currency, including for the import of materials, debt service on foreign currency denominated debt, purchases of imported equipment and payment of any cash dividends declared. It is impossible to predict whether the PRC government will continue its existing foreign exchange policy and when the PRC government will allow free conversion of the RMB to foreign currency. Certain foreign exchange transactions, including principal payments in respect of foreign currency-denominated obligations, currently continue to be subject to significant foreign exchange controls and require the approval of SAFE. Since 1994, the conversion of RMB into U.S. dollars has been based on either, initially, a fixed rate or, since 2005, a trading band set by the People’s Bank of China, which is set daily based on the previous day’s PRC interbank foreign exchange market rate. It is not possible to predict nor give any assurance of any future stability of the RMB to U.S. dollar exchange rate. Fluctuations in exchange rates may adversely affect the Fund’s NAV. Furthermore, because dividends are declared in U.S. dollars and underlying payments are made in RMB, fluctuations in exchange rates may adversely affect dividends paid by a Fund.

A Fund may also invest in shares of foreign investment companies, including Hong Kong-listed ETFs, the shares of which are listed and traded primarily on a foreign securities exchange. A Fund as an investor in a foreign fund may not be afforded the same investor protections that are provided by the U.S. federal securities laws. A Fund’s ability to transfer shares of such foreign funds outside of the foreign fund’s primary market may be restricted or prohibited.

In addition, a Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Risk of Investing in Emerging Market Issuers. The Funds invest their assets in securities of emerging market issuers. Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Funds. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems.

Foreign Currency Risk. Because a Fund’s assets that are invested in equity securities of issuers in emerging market countries may be denominated in foreign currencies, the income received by the Fund from these investments may be in foreign currencies. A Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or

31

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

global political or economic developments. For example, certain emerging market countries have experienced economic challenges and liquidity issues with respect to their currency. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on a Fund and its investments.

Risk of Investing in the Basic Materials Sector. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) To the extent that the basic materials sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Consumer Discretionary Sector. To the extent that the consumer discretionary sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the consumer discretionary sector. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Risk of Investing in the Financial Services Sector. (VanEck Vectors ChinaAMC CSI 300 ETF only.) To the extent that the financial services sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the financial services sector. Companies in the financial services sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financial services sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by rating downgrades. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financial services sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financial services sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions. Recent developments in the credit markets may cause companies operating in the financial services sector to incur large losses, experience declines in the value of their assets and even cease operations.

Risk of Investing in the Industrials Sector. To the extent that the industrials sector continues to represent at least a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Risk of Investing in the Information Technology Sector. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) To the extent that the information technology sector continues to represent at least a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Risk of Investing in Swaps. (VanEck Vectors ChinaAMC CSI 300 ETF only.) The Fund also expects to invest in swaps and other types of derivative instruments that have economic characteristics that are substantially identical to the economic characteristics of A-shares, including swaps on the CSI 300 Index, swaps on the A-shares which comprise the CSI 300 Index and/or swaps on funds that seek to replicate the performance of the CSI 300 Index or funds that invest in A-shares. The use

32

of swap agreements entails certain risks, which may be different from, and possibly greater than, the risks associated with investing directly in the underlying asset for the swap agreement. These risks include:

Limited Availability of Swaps. The Fund’s ability to achieve its stated investment objective may depend upon the continuing availability of A-shares and the willingness and ability of potential swap counterparties to engage in swaps with the Fund linked to the performance of A-shares. To the extent that the RQFII or QFII quota of a potential swap counterparty is reduced or eliminated due to actions by the Chinese government or as a result of transactions entered into by the counterparty with other investors, the counterparty’s ability to continue to enter into swaps or other derivative transactions with the Fund may be reduced or eliminated, which could have a material adverse effect on the Fund. These risks are compounded by the fact that at present there are only a limited number of potential counterparties willing and able to enter into swap transactions linked to the performance of A-shares. Furthermore, swaps are of limited duration and there is no guarantee that swaps entered into with a counterparty will continue indefinitely. Accordingly, the duration of a swap depends on, among other things, the ability of the Fund to renew the expiration period of the relevant swap at agreed upon terms. In addition, under the current regulations regarding quotas of RQFIIs or QFIIs administered by SAFE, RQFIIs and QFIIs are prohibited from transferring or selling their quotas to any third party. However, there is uncertainty over how this prohibition is implemented. Therefore, subject to interpretation by SAFE, QFIIs or RQFIIs may be limited or prohibited from providing the Fund access to RQFII quotas by entering into swap or other derivative transactions, which, in turn, could adversely affect the Fund.

Counterparty Risk. Because a swap is an obligation of the counterparty rather than a direct investment in A-shares, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty to an “over-the-counter” swap fails to perform its obligations under the swap as a result of bankruptcy or otherwise. Any loss would result in a reduction in the NAV of the Fund and will likely impair the Fund’s ability to achieve its investment objective. The counterparty risk associated with the Fund’s investments is expected to be greater than most other funds because there are only a limited number of counterparties that are willing and able to enter into swaps on A-shares. In fact, because there are so few potential counterparties, the Fund, subject to applicable law, may enter into swap transactions with as few as one counterparty at any time.

Liquidity Risk. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund. This is especially true given the limited number of potential counterparties willing and able to enter into swap transactions on A-shares.

Tax Risk. The Fund’s investments in swaps and other derivative instruments may be less tax-efficient than a direct investment in A-shares. Investments in swaps and other derivatives may be subject to special U.S. federal income tax rules that could negatively affect the character, timing and amount of income earned by the Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Also, the Fund may be required to periodically adjust its positions in swaps and derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. For example, swaps in which the Fund may invest may need to be reset on a regular basis in order to maintain compliance with the 1940 Act or for other reasons, which may increase the likelihood that the Fund will generate short-term capital gains. In addition, because the application of these special rules may be uncertain, the manner in which they are applied by the Fund may be determined to be incorrect. In that event, the Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability. Moreover, the Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as passive foreign investment companies for U.S. federal income tax purposes (“PFICs”). Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

In addition, a swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Because swaps are generally entered into between two parties and may take longer than seven days to be sold or disposed of in the ordinary course of business, certain swaps may be considered to be illiquid. Swap agreements may be subject to pricing risk, which exists when a particular swap agreement becomes extraordinarily expensive (or inexpensive) relative to historical prices or the prices of corresponding cash market instruments. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to enter into or to terminate existing swap agreements or to realize amounts to be received under such agreements.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

Risk of Investing in Futures. (VanEck Vectors ChinaAMC CSI 300 ETF only.) Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile and using futures can increase the volatility of the Fund’s NAV and/or lower total return. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures transaction may result in substantial losses to a Fund, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contacts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Risk of Investing in Other Funds. (VanEck Vectors ChinaAMC CSI 300 ETF only.) The Fund may invest in shares of other funds, including ETFs that track the CSI 300 Index. As a result, the Fund will indirectly be exposed to the risks of an investment in the underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of such funds’ shares is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in a fund (as with ETFs), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing duplicate levels of fees with respect to investments in other funds, including ETFs. Such fees will not, however, be counted towards the Fund’s expense cap.

Risk of Investing in Small- and/or Medium-Capitalization Companies. Each Fund may invest in small- and/or medium-capitalization companies and, therefore will be subject to certain risks associated with small- and/or medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and/or medium-capitalization companies could trail the returns on investments in securities of larger companies.

Risk of Cash Transactions. Unlike most other ETFs, each Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in such Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. Because these Funds currently intend to effect all redemptions for cash, rather than in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.

Equity Securities Risk. The value of the equity securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by a Fund participate, or factors relating to specific issuers in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by a Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by a Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.

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A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.

Market Risk. The prices of the securities in each Fund are subject to the risks associated with investing in the securities market, including general economic conditions and sudden and unpredictable drops in value. Overall securities values could decline generally or underperform other investments. An investment in a Fund may lose money.

Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index or raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of each Fund’s Index. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its respective Index. There is no assurance that each Fund’s Index Provider (as defined herein) or any agents that may act on its behalf will compile each Fund’s Index accurately, or that each Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Providers or their agents will generally be borne by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to an Index’s other constituents. Such errors may negatively or positively impact a Fund and its shareholders. Any gains due to the Index Providers’ or others’ errors will be kept by the applicable Fund and its shareholders and any losses resulting from an Index Provider’s or others’ errors will be borne by the applicable Fund and its shareholders. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses or meet redemptions. In addition, a Fund may not invest in certain securities and/or underlying currencies included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain NYSE Arca listing standards, a lack of liquidity in markets which securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). To the extent a Fund is unable to invest in A-shares or enter into swaps or other derivatives linked to the performance of its Index or securities comprising its Index, it may enter into swaps or other derivatives linked to the performance of other funds that seek to track the performance of its Index. These funds may trade at a premium or discount to NAV, which may result in additional tracking error for a Fund. Moreover, the ability of a Fund to track its Index may be affected by foreign exchange fluctuations as between the U.S. dollar and the RMB to the extent the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars. A Fund may underperform its Index when the value of the U.S. dollar increases relative to the value of the RMB. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. The Funds may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may increase the tracking error risk. A Fund will be required to remit RMB to settle the purchase of A-shares and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance or repatriation is delayed or disrupted, a Fund will not be able to fully replicate its Index by investing in the relevant A-shares, which may lead to increased tracking error. These and any other issues a Fund encounters with regard to investment restrictions, trade settlements, currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk.

Relevant PRC laws and regulations may limit the ability of the Adviser and/or potential swap counterparties to acquire A-shares in certain PRC issuers from time to time. In addition, a potential swap counterparty may not be able to acquire A-shares to hedge the swaps in which the Fund invests. In such cases, this may restrict a Fund’s ability to invest in certain A-shares and also may restrict the issuance, and therefore the purchase, of swaps linked to these A-shares by a Fund. Furthermore, the tracking error of a Fund may be increased by the overall costs of maintaining the swaps. As a result of such costs the value of the swaps may differ from the price of the A-shares to which such swaps are linked, leading to an increased tracking error.

As discussed above, one or more securities in each Fund’s respective Index may be suspended from trading and such securities would be valued by such Index at the last closing price. Each Fund may fair value certain of the foreign securities and/or underlying currencies or other assets it holds. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

on fair value prices) or if a Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions may result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of its Index.

The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes swaps and other derivative instruments that are not included in its index, its return may not correlate as well with the returns of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions may result in increased tracking error.

Each Fund’s performance may also deviate from the performance of its respective Index due to the impact of withholding taxes, late announcements relating to changes to the Fund’s respective Index and high turnover of the Fund’s Index.

Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Authorized Participant Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

No Guarantee of Active Trading Market. While Shares are listed on NYSE Arca, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price that differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.

Trading Issues. Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca’s “circuit breaker” rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from its Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. Each Fund’s Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser and/or the Sub-Adviser do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Shares.

Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on NYSE Arca. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the NYSE Arca (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than NYSE Arca. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NYSE Arca is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for a Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Funds.

When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly.

Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries will negatively impact a Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES

Each Fund may invest in securities not included in their respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and/or certain derivatives, which the Adviser and/or Sub-Adviser believes will help a Fund track its Index.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS (continued)

As an additional investment strategy, VanEck Vectors ChinaAMC SME-ChiNext ETF may also seek to invest a portion of its assets in swaps, futures contracts and other types of derivative instruments that have economic characteristics that are similar to the economic characteristics of A-shares, including swaps on the SME-ChiNext Index, swaps on A-shares which comprise the SME-ChiNext Index and/or swaps on funds that seek to replicate the performance of the SME-ChiNext Index or funds that invest in A-shares or the VanEck Vectors ChinaAMC SME-ChiNext ETF may invest directly in shares of such funds. In addition, the Funds may invest in B-shares, which are shares of companies incorporated in mainland China that are traded in the mainland B-share markets; China H-shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange; securities of Red Chip Companies, which are companies with certain minimum proportions of mainland Chinese entity shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange; and securities of Chinese-related companies, which are companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange or other exchanges. Depositary receipts and derivative instruments such as swaps, options, warrants, futures contracts, currency forwards, structured notes and participation notes may be used by VanEck Vectors ChinaAMC CSI 300 ETF in seeking performance that corresponds to the CSI 300 Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. Depositary receipts may be used by VanEck Vectors ChinaAMC SME-ChiNext ETF in seeking performance that corresponds to the SME-ChiNext Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. A Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

BORROWING MONEY

Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain such Fund’s status as a RIC. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize and may increase volatility in the value of a Fund’s investments.

LENDING PORTFOLIO SECURITIES

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL NON-PRINCIPAL RISKS

Risk of Investing in Swaps. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) For a discussion regarding the risks of investing in swaps applicable to VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments, please see “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds—Risk of Investing in Swaps” above.

Risk of Investing in Other Funds. (VanEck Vectors ChinaAMC SME-ChiNext ETF only.) For a discussion regarding the risks of investing in other funds applicable to VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments, please see “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds—Risk of Investing in Other Funds” above.

Risk of Investing in Depositary Receipts. Depositary receipts involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in an Index, may negatively affect a Fund’s ability to replicate the performance of the Index. In addition, investments in depositary receipts that are not included in a Fund’s Index may increase tracking error.

Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. To manage the risk associated with leveraging, a Fund may segregate liquid assets, or otherwise “cover” its derivatives position

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in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. A Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.

PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Board of Trustees. The Board of Trustees of Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

Investment Adviser and Sub-Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to each Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Funds. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to each Fund and, subject to the oversight of the Adviser, is responsible for the day-to-day investment management of the assets allocated to it by the Adviser. The Sub-Adviser serves as investment sub-adviser to the Funds pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (each, an “Investment Sub-Advisory Agreement”).

As of December 31, 2017, the Adviser managed approximately $44.2 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017.

The Sub-Adviser was established in September 2008 as a wholly owned subsidiary of China Asset Management Co., Ltd. (“ChinaAMC”). The Sub-Adviser has been licensed by Hong Kong Securities and Futures Commission to engage in asset management activities, dealing in securities and advising on securities. As of December 31, 2017, assets under management were approximately $138.5 billion for ChinaAMC and $66.3 billion for the Sub-Adviser. The Sub-Adviser currently provides both asset management and advisory services to Hong Kong and overseas clients, including institutional mandates from Taiwan, Japan, Korea, Australia and Germany. The Sub-Adviser’s principal place of business is 37F, Bank of China Tower, 1 Garden Road, Central, Hong Kong.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement and the Investment Sub-Advisory Agreement is available in the Trust’s semi-annual report for the period ended June 30, 2017.

For the services provided to each Fund under the Investment Management Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of 0.50%.

Until at least May 1, 2019, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% (with respect to VanEck Vectors ChinaAMC CSI 300 ETF) and 0.78% (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF) of its average daily net assets per year.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses. For the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreements, the Adviser (not the Funds) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.

Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining further

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MANAGEMENT OF THE FUNDS (continued)

shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select sub-advisers for each Fund and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit a Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York Mellon is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the Investment Management Agreement.

All of the Funds’ China A-share assets in the PRC (including onshore PRC cash deposits and its onshore A-shares portfolio) will be held by ICBC, the PRC sub-custodian. A securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and a Fund. An RMB cash account shall also be established and maintained with the PRC sub-custodian in the joint names of the Sub-Adviser (as the RQFII holder) and a Fund. The PRC sub-custodian shall, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.

Distributor. Van Eck Securities Corporation is the distributor of the Shares. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS

Leo Fan joined the Sub-Adviser as a portfolio manager in July 2015. Prior to joining the Sub-Adviser, Mr. Fan worked as a research analyst between 2007 and 2015 at Shenwan Hongyuan (H.K.) Limited, where he participated in building an overseas research department and covered the transportation, infrastructure education and consumption sectors.

Peter H. Liao, CFA, has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts degree in Economics and Mathematics. Guo Hua (Jason) Jin has been employed by the Adviser as an analyst since January 2007 and has been a portfolio manager since 2018. Mr. Jin graduated from the State University of New York at Buffalo in 2004 with a Bachelor of Science degree in Business Administration with a concentration in Financial Analysis. Messrs. Liao and Jin also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser.

See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

SHAREHOLDER INFORMATION

DETERMINATION OF NAV

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside

40

independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

INTRADAY VALUE

The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) is disseminated every 15 seconds throughout each trading day by NYSE Arca or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.

RULE 144A AND OTHER UNREGISTERED SECURITIES

An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (“Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.

BUYING AND SELLING EXCHANGE-TRADED SHARES

The Shares of the Funds are listed on NYSE Arca. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on a Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.

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SHAREHOLDER INFORMATION (continued)

The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

The NYSE Arca is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.

The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.

DISTRIBUTIONS

Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

Each Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, a Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

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TAX INFORMATION

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions. As noted above, each Fund expects to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

If a Fund fails to distribute on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income, the Fund would fail to qualify for the special tax treatment applicable to RICs. In such a case, a Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be qualified dividend income for non-corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. Additionally, to the extent a Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income tax on the retained income and gains, thereby reducing the Fund’s return.

A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year in an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. Although a Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Distributions of net investment income, including any net short-term gains, if any, are generally taxable as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

The Funds may receive dividends, the distribution of which the Fund may report as qualified dividends. In the event that a Fund receives such a dividend and reports the distribution of such dividend as a qualified dividend, the dividend may be taxed at the maximum capital gains rates, provided holding period and other requirements are met at both the shareholder and the Fund level.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options and futures transactions. Those special tax rules can negatively affect the character, timing and amount of income earned by a Fund (e.g., by causing amounts that would be capital gain to be taxed as ordinary income or to be taken into income earlier than would otherwise be necessary). Each intends to invest in swaps and other derivative instruments that are linked to the performance of A-shares. The U.S. tax treatment of such investments may generally be less efficient than a direct investment in A- shares. Furthermore, a Fund may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. In addition, because the

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SHAREHOLDER INFORMATION (continued)

application of these special rules may be uncertain, it is possible that the manner in which they are applied by a Fund may be determined to be incorrect. In that event, a Fund may be found to have failed to maintain its qualification as a RIC or to be subject to additional U.S. tax liability.

Each Fund may make investments, both directly and through swaps or other derivative positions, in companies classified as PFICs for U.S. federal income tax purposes. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. Each Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, a Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

Dividends, interest and gains from non-U.S. investments of a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. This treatment will not apply with respect to amounts a Fund reserves in anticipation of the imposition of Chinese withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of a Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. It is expected that more than 50% of each Fund’s assets will consist of foreign securities.

Backup Withholding. Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).

Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short term capital gain or loss if held for one year or less. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash is normally treated as a sale for tax purposes.

Taxes on In-Kind Creations and In-Kind Redemptions of Creation Units. To the extent a person exchanges securities or securities and cash for Creation Units, such person generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities or securities and cash will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received and the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging primarily securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of

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Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity, the Funds’ ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and beginning January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, a Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds.

INDEX PROVIDERS

The CSI 300 Index is published by China Securities Index Co., Ltd. and the SME-ChiNext Index is published by the Shenzhen Securities Information Co., Ltd, which is a subsidiary of the Shenzhen Stock Exchange (each an “Index Provider” and together the “Index Providers”). The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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CSI 300 INDEX

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the CSI 300 Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

As of December 31, 2017, the CSI 300 Index included 300 securities of companies with a market capitalization range of between approximately $2.4 billion to $256.3 billion and a weighted average market capitalization of $13.2 billion. These amounts are subject to change.

When selecting constituent stocks for the CSI 300 Index, the Index Provider: (1) calculates the daily average trading value and daily average total market capitalization during the most recent year (or in case of new issue, during the time since its initial listing) for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to their average daily trading values, and excludes the bottom 50%; and (3) ranks the remaining stocks in descending order according to their average daily market capitalization and selects those which rank in the top 300 according to their average daily market capitalization as constituent stocks of the CSI 300 Index.

The weighting of a company in the CSI 300 Index is intended to be a reflection of the current importance of that company in the market as a whole. Stocks are selected and weighted according to market capitalization. A company is heavily weighted in the CSI 300 Index if it has a relatively larger free-float market capitalization than the rest of the constituents in the CSI 300 Index. The constituents of the CSI 300 Index are frequently reviewed by the Index Provider to ensure that the CSI 300 Index continues to reflect the state and structure of the underlying market it measures. The CSI 300 Index is calculated in real time and is published every five seconds. Index performance data is converted from RMB into U.S. dollars. The composition of the CSI 300 Index is reviewed semi-annually every December and June.

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SME-CHINEXT 100 INDEX

The SME-ChiNext Index is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The SME-ChiNext Index is comprised of A-shares.

As of December 31, 2017, the SME-ChiNext Index included 100 securities of companies with a market capitalization range of between approximately $865.2 million and $55.3 billion and a weighted average market capitalization of $7.0 billion. These amounts are subject to change.

When selecting constituent stocks for the SME-ChiNext Index, the Index Provider: (1) calculates the average total market capitalization, free-float market capitalization, and average turnover during the previous six months for all the stocks in the stock universe; (2) ranks the stocks in the stock universe in descending order according to a 1:1:1 weighted average of the above three measures; and (3) selects those which rank in the top 100 as constituent stocks of the SME-ChiNext Index. The weighting of a company in the SME-ChiNext Index is intended to be a reflection of the current representativeness of that company in the market as a whole. The weight of any single constituent in the SME-ChiNext Index shall not exceed 10%.

The constituents of the SME-ChiNext Index are frequently reviewed by the Index Provider to ensure that the SME-ChiNext Index continues to reflect the state and structure of the underlying market it measures. The periodic reviews are implemented semi-annually on the first trading day in January and July every year. Announcements of the constituent review are usually published on the first trading day of the second integral trading weeks of the month prior to the implementation of the review. Index performance data is converted from RMB into U.S. dollars.

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LICENSE AGREEMENTS AND DISCLAIMERS

The Adviser has entered into a licensing agreement with the Index Providers to use each Index. Each Fund is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

VanEck Vectors ChinaAMC CSI 300 ETF is neither sponsored nor promoted, distributed or in any other manner supported by the Index Provider. The CSI 300 Index is compiled and calculated by the Index Provider. The Index Provider will apply all necessary means to ensure the accuracy of the CSI 300 Index. However, neither the Index Provider nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the CSI 300 Index and neither the Index Provider nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in CSI 300 Index values and constituent list vests in the Index Provider. Neither the publication of the CSI 300 Index by the Index Provider nor the granting of a license regarding the Index as well as the Index Trademark for the utilization in connection with VanEck Vectors ChinaAMC CSI 300 ETF, which derived from the Index, represents a recommendation by the Index Provider for a capital investment or contains in any manner a warranty or opinion by the Index Provider with respect to the attractiveness on an investment in VanEck Vectors ChinaAMC CSI 300 ETF.

Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF particularly or the ability of the SME-ChiNext Index to track the performance of the securities markets. The SME-ChiNext Index is determined and composed by the Index Provider without regard to the Adviser or the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF. The Index Provider has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF into consideration in determining or composing the SME-ChiNext Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS CHINAAMC SME-CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The S&P 500® Index included in each Fund’s performance table is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by the Adviser. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

48

FINANCIAL HIGHLIGHTS

The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which is available upon request.

49

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period:

	ChinaAMC CSI 300 ETF
	For the Year Ended December 31,
	2017	2016		2015	2014	2013
Net asset value, beginning of year	$37.08	$44.76		$46.06	$30.89	$33.17

Income from investment operations:
Net investment income (loss)	0.41 (a)	0.41		0.45	0.32 (a)	(0.40)
Net realized and unrealized gain (loss) on investments	11.40	(7.64)		(0.34)	14.85	(1.18)

Total from investment operations	11.81	(7.23)		0.11	15.17	(1.58)

Less:
Dividends from net investment income	(0.52)	(0.15)		(0.52)	—	(0.70)
Distributions from net realized capital gains	—	(0.28)		(0.89)	—	—
Return of capital	—	(0.02)		—	—	—

Total dividends and distributions	(0.52)	(0.45)		(1.41)	—	(0.70)

Net asset value, end of year	$48.37	$37.08		$44.76	$46.06	$30.89

Total return (b)	31.86%	(16.16)%		0.22%	49.11%	(4.74)%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$94,321	$85,290		$105,193	$94,414	$29,344
Ratio of gross expenses to average net assets	0.82%	1.06%		1.20%	1.69%	1.14%
Ratio of net expenses to average net assets	0.78%	0.71%		0.75%	0.72%	0.72%
Ratio of net expenses to average net assets excluding interest expense	0.72%	0.72	%(d)	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	0.96%	1.26%		0.91%	1.00%	(0.70)%
Portfolio turnover rate (c)	37%	50%		70%	59%	0%

	ChinaAMC SME-ChiNext ETF
	For the Year Ended December 31,				For the Period July 23, 2014(e) through December 31, 2014
	2017		2016	2015
Net asset value, beginning of period	$29.20		$41.74	$28.60	$24.68

Income from investment operations:
Net investment loss	(0.01	)(a)	(0.06)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	5.67		(12.48)	13.24	3.97

Total from investment operations	5.66		(12.54)	13.14	3.92

Less:
Dividends from net investment income	(0.07)		—	—	—

Net asset value, end of period	$34.79		$29.20	$41.74	$28.60

Total return (b)	19.37%		(30.04)%	45.94%	15.88	%(f)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,613		$23,357	$56,343	$21,451
Ratio of gross expenses to average net assets	1.38%		1.16%	1.11%	1.48	%(g)
Ratio of net expenses to average net assets	0.82%		0.81%	0.79%	0.78	%(g)
Ratio of net expenses to average net assets excluding interest expense	0.78%		0.78%	0.78%	0.78	%(g)
Ratio of net investment loss to average net assets	(0.04)%		(0.07)%	(0.29)%	(0.73	)%(g)
Portfolio turnover rate (c)	34%		39%	160%	7	%(f)

(a)	Calculated based upon average shares outstanding.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Portfolio turnover rates exclude securities received or delivered as a result of processing in-kind capital share transactions.
(d)	Excludes reimbursement from prior year custodial charge of 0.02%.
(e)	Commencement of operations
(f)	Not Annualized
(g)	Annualized

50

PREMIUM/DISCOUNT INFORMATION

Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed year and the most recently completed quarter(s), as well as for each of the four previous calendar quarters, when available, can be found at www.vaneck.com.

GENERAL INFORMATION

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Funds.

The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Funds’ shareholders and the Trust, the Funds, the Adviser, the Sub-Adviser and/or the Trustees. Further, shareholders are not intended third party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser, the Sub-Adviser or other parties who provide services to the Fund.

Dechert LLP serves as counsel to the Trust, including the Funds. Ernst & Young LLP serves as the Trust’s independent registered public accounting firm and audits the Funds’ financial statements annually.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and

51

GENERAL INFORMATION (continued)

information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of NYSE Arca (20 Broad Street, New York, New York 10005).

The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.

Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.

The Funds’ SAI is available at www.vaneck.com.

(Investment Company Act file no. 811-10325)

52

For more detailed information about the Funds, see the SAI dated May 1, 2018, as may be supplemented from time to time, which is incorporated by reference into this Prospectus. Additional information about each of the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: The Bank of New York Mellon SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333
CHINAPRO	vaneck.com

VANECK VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2018

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated May 1, 2018, (each a “Prospectus” and, together, the “Prospectuses”) for the VanEck Vectors® ETF Trust (the “Trust”), relating to each of the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
VanEck Vectors Africa Index ETF	NYSE Arca, Inc.	AFK®
VanEck Vectors Agribusiness ETF	NYSE Arca, Inc.	MOO®
VanEck Vectors Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF®
VanEck Vectors ChinaAMC CSI 300 ETF	NYSE Arca, Inc.	PEK®
VanEck Vectors ChinaAMC SME-ChiNext ETF	NYSE Arca, Inc.	CNXT®
VanEck Vectors Coal ETF	NYSE Arca, Inc.	KOL®
VanEck Vectors Egypt Index ETF	NYSE Arca, Inc.	EGPT®
VanEck Vectors Global Alternative Energy ETF	NYSE Arca, Inc.	GEX®
VanEck Vectors Gold Miners ETF	NYSE Arca, Inc.	GDX®
VanEck Vectors India Small-Cap Index ETF	NYSE Arca, Inc.	SCIF®
VanEck Vectors Indonesia Index ETF	NYSE Arca, Inc.	IDX®
VanEck Vectors Israel ETF	NYSE Arca, Inc.	ISRA®
VanEck Vectors Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ®
VanEck Vectors Natural Resources ETF	NYSE Arca, Inc.	HAP®
VanEck Vectors Oil Refiners ETF	NYSE Arca, Inc.	CRAK®
VanEck Vectors Oil Services ETF	NYSE Arca, Inc.	OIH®
VanEck Vectors Poland ETF	NYSE Arca, Inc.	PLND®
VanEck Vectors Rare Earth/Strategic Metals ETF	NYSE Arca, Inc	REMX®
VanEck Vectors Russia ETF	NYSE Arca, Inc.	RSX®
VanEck Vectors Russia Small-Cap ETF	NYSE Arca, Inc.	RSXJ®

VanEck Vectors Steel ETF	NYSE Arca, Inc.	SLX®
VanEck Vectors Unconventional Oil & Gas ETF	NYSE Arca, Inc.	FRAK®
VanEck Vectors Uranium+Nuclear Energy ETF	NYSE Arca, Inc.	NLR®

VanEck Vectors Vietnam ETF	NYSE Arca, Inc.	VNM®

A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

Page

GENERAL DESCRIPTION OF THE TRUST	1

INVESTMENT POLICIES AND RESTRICTIONS	2

General	2

Repurchase Agreements	2

Futures Contracts and Options	2

Swaps	4

Warrants and Subscription Rights	6

Currency Forwards	6

Convertible Securities	7

Structured Notes	7

Participation Notes	7

SEBI Takeover Regulations (VanEck Vectors India Small-Cap Index ETF Only)	9

Future Developments	10

Investment Restrictions	10

SPECIAL CONSIDERATIONS AND RISKS	14

General	14

U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts	16

Risks Relating to VanEck Vectors India Small-Cap Index ETF	16

RQFII Program Risk (VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF Only)	18

Stock Connect Program Risks (VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF Only)	19

Concentration Considerations	20

Cyber Security	20

EXCHANGE LISTING AND TRADING	22

BOARD OF TRUSTEES OF THE TRUST	23

Trustees and Officers of the Trust	23

Independent Trustees	24

Interested Trustee	26

Officer Information	26

Remuneration of Trustees	31

PORTFOLIO HOLDINGS DISCLOSURE	32

QUARTERLY PORTFOLIO SCHEDULE	32

POTENTIAL CONFLICTS OF INTEREST	32

i

(continued)

ii

(continued)

iii

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of 57 investment portfolios. This SAI relates to 24 investment portfolios, VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF (each, a “Fund” and, together, the “Funds”). Each of VanEck Vectors Agribusiness ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF, VanEck Vectors Vietnam ETF is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. Each of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Natural Resources ETF is classified as a diversified fund under the 1940 Act, and, as a result, is required to meet certain diversification requirements under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, and generally (except for VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Vietnam ETF) in exchange for specified securities held by each Fund and a specified cash payment. Creation Units of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Vietnam ETF are issued and redeemed at least partially for cash. The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit with respect to each Fund consists of 50,000 Shares. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created or redeemed in cash.

1

INVESTMENT POLICIES AND RESTRICTIONS

General

The VanEck Vectors India Small-Cap Index ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Subsidiary”), that has the same investment objective as the Fund. Because the investment characteristics of VanEck Vectors India Small-Cap Index ETF will correspond directly to those of the Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both VanEck Vectors India Small-Cap Index ETF and the Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to VanEck Vectors India Small-Cap Index ETF to mean VanEck Vectors India Small-Cap Index ETF and/or the Subsidiary, as applicable.

Repurchase Agreements

The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts and other types of futures contracts are settled daily with a payment by a Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock index or other underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indices or combinations of indices that Van Eck Associates

2

Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash-settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.

The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

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The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to VanEck Vectors India Small-Cap ETF, under applicable Indian securities regulations, there are position limits on foreign portfolio investor (“FPI”) investments in index futures and index futures contracts on a particular underlying index under the Foreign Portfolio Investors Regulations, 2014 (“FPI Regulations”) of the Securities and Exchange Board of India (“SEBI”). The Funds will take steps to prevent their futures positions from “leveraging” their securities holdings. When a Fund has a long futures position requiring physical settlement, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position requiring physical settlement, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities

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having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

In addition, the Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. The Funds may enter into credit default swap agreements either as a buyer or a seller. The Funds may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Funds may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and Securities and Exchange Commission (“SEC”) defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing

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members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers, on uncleared swaps. The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

SEBI has prohibited FPIs (in their capacity as issuers of offshore derivative instruments (“ODIs”)) from issuing ODIs that have derivatives as their underlying instruments, unless such exposure is for hedging purposes. ODIs are defined under the FPI Regulations as any instrument issued overseas by an FPI against securities held by it that are listed or proposed to be listed on any recognized stock exchange in India or unlisted debt securities or securitized debt instruments as its underlying instrument.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

In early 2018, SEBI and the Reserve Bank of India (the “RBI”) introduced new regulation that permits FPIs to take long or short positions without having to establish underlying exposure up to a single

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limit of $100 million or its equivalent, across all currency pairs involving Indian rupees combined across all stock exchanges in India. FPIs are required to ensure that their short positions on all stock exchanges across all contracts in foreign currency-Indian rupee (“FCY-INR”) pairs do not exceed $100 million. In the event an FPI breaches the short position limit, a stock exchange shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI is in compliance with the existing requirements. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs are required to have an underlying exposure in Indian debt or equity securities, including units of equity or debt funds.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to

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replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

VanEck Vectors India Small-Cap Index ETF only. P-Notes eligible for subscription by the Fund must be issued by banks or broker-dealers that are registered with SEBI as an eligible FPI to issue ODIs. Under the FPI Regulations, subject to certain other conditions being met, ODIs, including P-Notes, can be issued only to persons who satisfy the conditions under Regulation 4 of the FPI Regulations and are regulated by an appropriate foreign regulatory authority subject to compliance with the specified ‘know-your-client’ (“KYC”) norms. However, certain categories of FPIs, specifically Category III FPIs and Category II FPIs, which are unregulated broad-based funds and are classified as a Category II FPI by virtue of their investment manager being appropriately regulated and registered with SEBI as a Category II FPI, are not permitted to issue, subscribe to or otherwise deal in ODIs, including P-Notes. FPIs shall have to fully disclose to SEBI any information concerning the terms of and parties to ODIs entered into by such FPI relating to any securities listed or proposed to be listed on any stock exchange in India. On November 24, 2014, SEBI issued a circular aligning the conditions for subscription of ODIs to those applicable to FPIs. The circular makes the ODI subscription more restrictive.

The existing ODI positions will not be affected by the circular until the expiry of such ODI contracts. However, the circular specifies that there will not be a rollover of existing ODI positions and, for any new ODI positions, new contracts will have to be entered into in accordance with the rules specified in the circular.

Further, SEBI issued a circular on June 10, 2016 on the KYC norms applicable to ODI subscribers, transferability of ODIs, reporting of suspicious transactions, periodic review of systems and modified ODI reporting format. With regards to KYC of ODI subscribers, ODI Issuers shall now be required to identify and verify the beneficial owners in the subscriber entities, who hold in excess of the threshold as defined under Rule 9 of the Prevention of Money-laundering (Maintenance of Records) Rules, 2005 (i.e. 25 % in case of a company and 15 % in case of partnership firms/trusts unincorporated bodies). ODI issuers shall also be required to identify and verify the persons who control the operations, when no beneficial owner is identified based on the above materiality threshold.

It was also clarified by SEBI in a circular dated June 29, 2016 that the ODI subscribers who have subscribed to ODIs under the prior SEBI (Foreign Institutional Investors) Regulations, 1995 (“FII Regulations”) can continue to subscribe to ODIs under the FPI regime, subject to the condition that they comply with Regulation 22 of FPI Regulations and meet the eligibility criteria as laid down in the SEBI circular dated November 24, 2014 along with other norms which may be given notice of by SEBI from

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time to time. Those ODI subscribers who do not meet the norms, including unregulated funds whose investment manager is appropriately regulated, may continue to hold the position until the date of expiry of such positions or until December 31, 2020, whichever is earlier. Such subscribers cannot take fresh positions or renew the old positions. Fresh ODIs can be issued to those entities which comply with the circular dated November 24, 2014 along with other conditions that may be given notice of by SEBI from time to time and Regulation 22 of FPI Regulations.

Further, as previously stated, SEBI has prohibited FPIs from issuing ODIs and/or P-Notes that have derivatives as their underlying instrument unless such exposure is for hedging purposes. For more information, please see “Investment Policies and Restrictions – Swaps.”

SEBI Takeover Regulations (VanEck Vectors India Small-Cap Index ETF Only)

Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who holds, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period. Furthermore, any acquirer who holds, together with persons acting in concert with him, 5% or more of shares or voting rights is required to inform the company and the stock exchange about any change in its holding by 2% or more of the shares or voting rights in the target company.

Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code. Further, under the provisions of the Takeover Code, any existing shareholder of a listed public Indian company, holding 25% or more but less than 75% of the shares of the company, is entitled to acquire up to 5% voting rights of the company, in any financial year ending March 31 without making a public offer for such an acquisition.

There are certain exemptions under the Takeover Code from the public offer provisions in certain specific instances such as an inter se transfer of shares amongst the persons named as promoters in the shareholding pattern filed by the target company in terms of the listing agreement or the Takeover Code for not less than three years prior to the proposed acquisition and transfer of shares pursuant to an arrangement involving the target company as a transferor company or as a transferee company, or reconstruction of the target company, including amalgamation, merger or demerger, pursuant to an order of a court or a competent authority under any law or regulation, Indian or foreign. The Subsidiary may invest through subscription of shares under the preferential route or purchase of shares from existing promoters or shareholders, in which case it would be required to comply with the public offer provisions of the Takeover Code if the post-acquisition holding of the Subsidiary is in excess of the prescribed thresholds.

Insider Trading (VanEck Vectors India Small-Cap Index ETF Only)

Pursuant to the new SEBI (Prohibition of Insider Trading) Regulations, 2015 (“Insider Trading Regulations”), which came into effect May 15, 2015, disclosure filing is now required only for promoters, key managerial personnel and directors of a company whose securities are listed or proposed to be listed on stock exchanges. The prohibition on insider trading consists of the following key components: (i) prohibition on communicating unpublished price sensitive information (“UPSI”) by an insider; (ii) prohibition on other persons on procurement of UPSI; and (iii) prohibition on trading by an insider while in possession of UPSI. Under the Insider Trading Regulations, an ‘insider’ has been defined to mean any person who is (i) a connected person or (ii) in possession of or having access to UPSI. An outsider (i.e. a

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person who is not a ‘connected person’) would qualify as an ‘insider’ if such person was ‘in possession of’ or ‘having access to’ UPSI.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser or the Sub-Adviser (as defined below).

Investment Restrictions

The Board and the Board of Directors of the Subsidiary (to the extent that such restrictions are applicable to the VanEck Vectors India Small-Cap Index ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund and the Subsidiary, respectively. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Subsidiary. If VanEck Vectors India Small-Cap Index ETF, as an investor in the Subsidiary, is requested to vote on a change in the fundamental investment policies of the Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act. Under these restrictions:

1.	Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Each of VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors India Small-Cap Index ETF and VanEck Vectors Natural Resources ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to such Fund from the provisions of the 1940 Act, as amended from time to time;

5.	Each Fund (except VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF,
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VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia Small-Cap ETF and VanEck Vectors Unconventional Oil & Gas ETF) may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

6.	Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

8.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, VanEck Vectors Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; or

9.	Each Fund, except VanEck Vectors Oil Services ETF and VanEck Vectors Unconventional Oil & Gas ETF, may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. With respect to each of VanEck Vectors Oil Services ETF and VanEck Vectors Unconventional Oil & Gas ETF, the Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

1.	Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Each Fund will not make short sales of securities.

3.	Each Fund will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund
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or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.	Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.	Each Fund will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Coal ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF and VanEck Vectors Steel ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles. In addition, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Small-Cap ETF and VanEck Vectors Junior Gold Miners ETF will invest at least 51% of its net assets in equity securities. This may be changed by the Board without a shareholder vote.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.

With respect to fundamental restriction 2, the 1940 Act permits a Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). A Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to fundamental restriction 3, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. A Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Each Fund may invest its remaining assets in securities not included in such Fund’s respective Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not in such Fund’s respective Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in such Fund’s respective

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Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

The Subsidiary is registered as a Category II FPI with the SEBI.

Investments under the FPI Regulations and Foreign Exchange Management (transfer or issue of security by a person resident outside India) Regulations, 2017 are permitted only in the following: (i) shares, debentures and warrants of companies listed or to be listed on a recognized stock exchange in India through primary and secondary markets; (ii) units of schemes floated by domestic mutual funds, whether or not they are listed on a recognized stock exchange in India or units of a scheme floated by a collective investment scheme; (iii) dated government securities; (iv) derivatives traded on a recognized stock exchange in India; (v) security receipts of asset reconstruction companies registered with the RBI; (vi) Indian Depository Receipts; (vii) rupee-denominated credit enhanced bonds; (viii) perpetual debt instruments eligible for inclusion as Tier I capital and debt capital instruments as upper Tier II capital issued by banks in India to augment their capital (Tier I capital and Tier II capital as defined by the RBI and modified from time to time) provided that the investment all eligible investors in perpetual debt instruments (Tier I) shall not exceed an aggregate ceiling of 49% of each issue and investment by an individual FPI shall not exceed the limit of 10% of each issue; (ix) listed and unlisted non-convertible debentures/bonds issued by an Indian company in the infrastructure sector, where ‘infrastructure’ is defined in terms of the extant External Commercial Borrowings (ECB) guidelines; (x) non-convertible debentures or bonds issued by Non-banking financial companies categorized as Infrastructure Finance Companies by the RBI; (xi) unlisted non-convertible debentures/bonds issued by an Indian company subject to the guidelines issued by the Indian government’s Ministry of Corporate Affairs from time to time; (xii) securitized debt instruments, including: (a) any certificate of or instrument issued by a special purpose vehicle set up for securitization of asset/s with banks, financial institutions or non-banking financial institutions as originators; and (b) any certificate or instrument issued and listed in terms of the SEBI (Public Offer and Listing of Securitised Debt Instruments) Regulations, 2008; (xiii) rupee-denominated bonds or units issued by infrastructure debt funds; and (xiv) such other instruments as may be specified by SEBI from time to time.

Further, FPIs are allowed to engage in delivery-based trading and short selling in compliance with the short selling and securities borrowing and lending framework laid down by SEBI, and also in a manner consistent with the procedures laid down by the respective stock exchanges, including execution of trades involving derivatives on a recognized stock exchange. FPIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer.

FPIs which have issued derivative instruments based on underlying Indian securities such as P-Notes and any other equivalent instrument are required to make a monthly disclosure to the SEBI as regards the details of the instrument as well as the ultimate investor in such instruments.

The extent to which percentage positions may be taken in index options and index futures by the Subsidiary would be restricted to the limits prescribed by applicable regulators from time to time. Separately, the Subsidiary would have to observe certain regulatory positions under the applicable provisions of the securities laws of India.

Various ownership restrictions are applicable to FPIs.

Further, by way of a SEBI circular, FPIs are allowed to participate in the exchange traded currency derivative segment to the extent of their Indian rupee exposure in India, subject to conditions and restrictions under applicable law. FPIs may take long as well as short positions in the permitted currency pairs up to $10 million/5 million euro/5 million British pounds/200 million Japanese yen, as applicable, per stock exchange, without having to establish the existence of any underlying exposure. To take long

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positions beyond the prescribed limit, FPIs are required to have an underlying exposure in Indian debt or equity securities, including units of equity/debt mutual funds.

The RBI and SEBI by way of separate circulars dated February 3, 2015 have restricted the ability of FPIs to invest in debt securities having a residual maturity of less than 3 years. In addition, FPIs cannot invest in debt securities with residual maturity of more than 3 years but having optionality clauses exercisable within 3 years.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General

Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the securities in a Fund’s Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely

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affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The use of OTC derivatives with respect to VanEck Vectors ChinaAMC CSI 300 ETF is managed to ensure that the aggregate exposure of the Fund to OTC derivative counterparties does not exceed 10% of the NAV of the Fund. The exposure to OTC derivative counterparties is monitored each trading day and if exposure for VanEck Vectors ChinaAMC CSI 300 ETF exceeds 10%, steps are taken to reduce exposure below 10% within 2 trading days. The aggregate OTC derivatives holdings and the exposure to OTC derivative counterparties for VanEck Vectors ChinaAMC CSI 300 ETF is disclosed at www.vaneck.com.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Trust, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.

Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a commodity pool or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and

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unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Shares are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which each Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts

Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on a Fund’s other investments and shareholders are advised on the nature of the distributions.

Risks Relating to VanEck Vectors India Small-Cap Index ETF

Tax Risks. The taxation of income and capital gains of the VanEck Vectors India Small-Cap Index ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The VanEck Vectors India Small-Cap Index ETF’s investment in the Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Treaty (the “Treaty”) between Mauritius and India (or its interpretation) may adversely affect the ability of the Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.

The Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The following tax risks are relevant in this regard.

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•	Indirect Transfer Risk: Where Shares are sold by investors/redeemed by the Fund, gains from such transfer could be subject to tax in India if certain thresholds are met. For more information about this issue, please see “Indian Tax Status” of this SAI. Category I (sovereign funds) and Category II (broad-based funds) FPIs have been exempted by the Finance Act, 2017 from the application of the indirect transfer tax provisions.

•	Exposure to Permanent Establishment (“PE”): There is a risk that the Indian tax authorities may claim that the Subsidiary or the Advisor has a PE in India in light of factors like presence of an investment advisor in India, etc. If the Fund and/or the Adviser is considered to have a PE in India, then the net profits of the Subsidiary (to the extent attributable to the PE) would be subject to taxation in India at 40% (excluding surcharge and cess).

•	Introduction of General Anti-Avoidance Rules (“GAAR”) in India: The general anti-avoidance provision (“GAAR”) in the Income Tax Act (“ITA”), became effective April 1, 2017. GAAR empowers the tax authorities to investigate and declare an arrangement as an “impermissible avoidance arrangement” and, consequently, the authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. An ‘impermissible avoidance arrangement’ is an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; or (d) arrangement similar to that employed for non-bona fide purposes.

The Income Tax Rules, 1962 and subsequent amendments provide that GAAR is not applicable in respect of any income arising from transfer of investments which were made before April 1, 2017. Further, the Central Board of Direct Taxes (“CBDT”) has clarified that GAAR will not interplay with the right of the taxpayer to select or choose method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.

If the Indian Tax authorities deem the Fund’s structure to be an “impermissible avoidance arrangement”, then the Subsidiary may not be able to claim benefits under the Treaty. Inability of the Subsidiary to claim the tax benefits under the Treaty could have an adverse impact on the tax liabilities of the Subsidiary, and would likely have an adverse impact on the returns to the Fund.

•	Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty: India and Mauritius signed a protocol (“2016 Protocol”) on May 10, 2016 amending the Treaty. The 2016 Protocol gives India a source based right to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident (as opposed to the previous residence based tax regime under the Treaty). However, the 2016 Protocol provides for grandfathering of investments and stipulates that the revised position shall only be applicable to investments made on or after April 1, 2017. There can be no assurance that the terms of the Treaty will not be further amended in the future or be subject to a different interpretation or that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any further changes in the provisions of the Treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

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•	Exposure to Place of Effective Management (“POEM”) risk: As per Section 6(3) of the Indian Income Tax Act, 1961 (“ITA 1961”), a company established outside India is said to be a tax resident of India in a particular financial year (April 1 to March 31) if its POEM in that financial year is in India. The term POEM is defined as the place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance, made.

POEM requirements have been effective since the financial year 2016-2017. The CBDT has recently clarified that POEM shall not apply to a company with turnover or gross receipts of 50 crore rupees or less in a financial year. The CBDT released the Guiding Principles for determination of POEM of a Company on January 24, 2017 (available at http://www.incometaxindia.gov.in/communications/circular/circular06_2017.pdf).

While the Subsidiary believes that the activities of the Subsidiary or Adviser described in the Prospectus or this SAI should not lead to a situation where the POEM of the Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the Subsidiary and/or the Adviser in India, then the worldwide profits of the Subsidiary would be subject to taxation in India as per the ITA 1961.

•	Limitations on the Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Certain limitations under the Mauritius Companies Act 2001 may adversely affect the ability of the Subsidiary and the VanEck Vectors India Small-Cap Index ETF to make distributions or pay the redemption proceeds to the investors. If VanEck Vectors India Small-Cap Index ETF’s ability to make distributions is adversely affected, VanEck Vectors India Small-Cap Index ETF may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and/or excise tax at the Fund level. See “Taxes.”

•	Subsidiary Risks. The Fund may cease utilizing the Subsidiary in the future. Ceasing to utilize the Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

RQFII Program Risk (VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF Only)

The Adviser allocates a portion of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets to an unaffiliated sub-adviser with a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license (a “sub-adviser”) for purposes of investing in China A-shares (“A-shares”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) currently acts as VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s sub-adviser for this purpose.

The RQFII regulations provide that the size of a RQFII’s quota (“RQFII quota”) may be reduced or cancelled by China’s State Administration of Foreign Exchange (“SAFE”) if the RQFII is unable to use all or a portion of its RQFII quota effectively. Pursuant to regulations of the People’s Republic of China (“PRC”) and to RQFII regulations, SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC sub-custodian violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s RQFII quota or other

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regulatory sanctions and may adversely impact the portion of the Sub-Adviser’s RQFII quota granted with respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF.

If SAFE reduces the Sub-Adviser’s RQFII quota, it may affect VanEck Vectors ChinaAMC CSI 300 ETF’s or VanEck Vectors ChinaAMC SME-ChiNext ETF’s ability to effectively pursue its investment strategy.

In addition to the RQFII quota, the Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. In the event the Sub-Adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, and the Adviser is not able to retain another or an additional sub-adviser with an RQFII quota, VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF may be unable to gain exposure to A-shares through the RQFII program. In such event it is possible that the trading price of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s Shares on the Exchange will be at a significant premium or discount to the NAV (which may also increase tracking error of the Fund) and could experience significant redemptions.

The current RQFII regulations include rules on investment restrictions applicable to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF. Transaction sizes for RQFIIs are relatively large, with the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility leading to possible adverse effects on the timing and pricing of acquisition or disposal of securities.

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The future application and/or interpretation of such regulations may create difficulties with respect to the manner in which VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF seek to invest in A-shares in furtherance of its investment objective.

Stock Connect Program Risks (VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF Only)

VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and VanEck Vectors Rare Earth/Strategic Metals ETF may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in Stock Connect A-shares. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s

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ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.

A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect would be temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends would be subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for each Fund.

The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Concentration Considerations

To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Cyber Security

The Funds, their service providers, the NYSE Arca and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things: theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, the NYSE Arca or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things: financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAVs; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or

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additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, the NYSE Arca or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

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EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

The Shares of each Fund are listed on NYSE Arca and trade in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated value of the Funds’ Shares is disseminated intraday (“IIV” and also known as the Indicative Optimized Portfolio Value) through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated every 15 seconds during regular Exchange trading hours. The Funds are not involved in or responsible for the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs.

The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities. Therefore, each Fund’s IIV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

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BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation (“VESC”), and Van Eck Absolute Return Advisers Corporation (“VEARA”). References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

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Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	57	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to June 2015; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present	68	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

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Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	57	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	68	Director, Food and Friends, Inc., 2013 to present.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
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Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Jan F. van Eck, 1963[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.	57	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

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Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Henry Glynn, 1983	Assistant Vice President	Since February 2018	Head of ETF Capital Markets Europe for VanEck Vectors ETFs (since 2017); member of the Capital Markets team at Vanguard Group (September 2013 to October 2016).
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since January 2018	Vice President and Chief Compliance Officer of the Adviser and VEARA (since January 2018); Chief Compliance Officer, City National Rochdale, LLC and City National Rochdale Funds (December 2012 to January 2018); Officer of other investment companies advised by the Adviser.
Nicholas Jackson, 1974	Assistant Vice President	Since February 2018	Vice President, Business Development of VanEck Australia Pty Ltd. (since August 2013); Business Development Manager NSW, Leveraged Equities Limited (October 2006 to July 2013).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

Matthew McKinnon, 1970	Assistant Vice President	Since February 2018	Head of Business Development of Asia Pacific of VanEck Australia Pty Ltd. (since February 2018) and Director, Intermediaries and Institutions (July 2013 to February 2018) of VanEck Australia Pty Ltd.; General Manager, Retail Sales, Equities at Perpetual Limited (December 2006 to May 2012).
Arian Neiron, 1979	Assistant Vice President	Since February 2018	Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd. (since September 2012); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Adam Phillips, 1970	Vice President	Since February 2018	Chief Operating Officer for VanEck Vectors ETFs (since 2012).

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Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

The Board of the Trust met six times during the fiscal year ended December 31, 2017.

The Board has an Audit Committee consisting of four Trustees who are Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2017.

The Board also has a Nominating and Corporate Governance Committee consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met once during the fiscal year ended December 31, 2017.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the

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Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of March 31, 2018.

The general management of the Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.

For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

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Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Africa Index ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Agribusiness ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Brazil Small-Cap ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors ChinaAMC CSI 300 ETF (As of December 31, 2017)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	$1-$10,000
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	$50,001-$100,000	$10,001-$50,000	None
Jan F. van Eck	$1-$10,000	None	Over $100,000	$1-$10,000

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors ChinaAMC SME- ChiNext ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Coal ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Egypt Index ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Global Alternative Energy ETF (As of December 31, 2017)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	Over $100,000	None	$1-$10,000	None

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Gold Miners ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors India Small-Cap Index ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Indonesia Index ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Israel ETF (As of December 31, 2017)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	$10,001-$50,000	$10,001-$50,000	$1-$10,000	None
Richard D. Stamberger	$10,001-$50,000	None	None	None
Jan F. van Eck	None	None	$10,001-$50,000	None

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Junior Gold Miners ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Natural Resources ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Oil Refiners ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Oil Services ETF (As of December 31, 2017)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	$50,001-$100,000	$50,001-$100,000	None	None
Jan F. van Eck	None	None	$10,001-$50,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Poland ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Rare Earth/Strategic Metals ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Russia ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Russia Small-Cap ETF (As of December 31, 2017)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	$1-$10,000	None

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Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Poland ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Rare Earth/Strategic Metals ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Russia ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Russia Small-Cap ETF (As of December 31, 2017)
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Steel ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Unconventional Oil & Gas ETF (As of December 31, 2017)	Dollar Range of Equity Securities in VanEck Vectors Uranium+Nuclear Energy ETF (As of December 31, 2017)
David H. Chow	None	None	None
R. Alastair Short	None	None	None
Peter J. Sidebottom	None	None	None
Richard D. Stamberger	None	None	None
Jan F. van Eck	None	None	None

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Vietnam ETF (As of December 31, 2017)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2017)
David H. Chow	None	Over $100,000
R. Alastair Short	None	$50,001- $100,000
Peter J. Sidebottom	$1-$10,000	Over $100,000
Richard D. Stamberger	$1-$10,000	Over $100,000
Jan F. van Eck	None	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

Effective January 2018, the Trust pays each Independent Trustee an annual retainer of $110,000 ($80,000 prior to January 2018), a per meeting fee of $20,000 for scheduled quarterly meetings of the Board and each special meeting of the Board ($15,000 prior to January 2018) and a per meeting fee of $10,000 for telephonic meetings ($7,500 prior to January 2018). Additionally, the Trust pays the Chairman of the Board an annual retainer of $62,000 ($45,500 prior to January 2018), the Chairman of the Audit Committee

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an annual retainer of $26,000 ($19,500 prior to January 2018) and the Chairman of the Governance Committee an annual retainer of $18,000 ($13,000 prior to January 2018). The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2017. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee
David H. Chow	$202,570	$0	N/A	N/A	$202,570
R. Alastair Short	$189,500	$0	N/A	N/A	$329,500
Peter J. Sidebottom	$155,000	$0	N/A	N/A	$155,000
Richard D. Stamberger	$151,883	$16,800	N/A	N/A	$324,386
Jan F. van Eck(2)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(2)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017.

POTENTIAL CONFLICTS OF INTEREST

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or may track the same index a Fund tracks. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result

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of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

CODE OF ETHICS

The Funds, the Adviser, the Sub-Adviser (with respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

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MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Funds.”

Investment Adviser and Sub-Adviser

All Funds except VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF. Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. The Adviser has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by the Adviser’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and the Adviser are discussed above.

The Adviser serves as investment adviser to VanEck Vectors Gold Miners ETF pursuant to an investment management agreement between VanEck Vectors Gold Miners ETF and the Adviser (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds pursuant to an investment management agreement between the Trust and the Adviser (the “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the VanEck Vectors India Small-Cap Index ETF will be made outside of India.

VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF. Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets allocated to it. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Trust and, subject to the oversight of the Adviser, is responsible for the day-to-day investment management of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets allocated to it.

The Adviser serves as investment adviser to each of VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF, manages and administers the Trust and oversees the Sub-Adviser with respect to the duties it has delegated to the Sub-Adviser regarding the investment and reinvestment of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets, respectively. The Sub-Adviser serves as investment sub-adviser to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF pursuant to investment sub-advisory agreements between the Adviser and the Sub-Adviser (the “Investment Sub-advisory Agreements”). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets allocated to it.

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Indemnification. With respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF, pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. Pursuant to the Investment Sub-advisory Agreement, the Adviser has agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each applicable Fund’s average daily net assets at the annual rate of 0.35% for VanEck Vectors Oil Services ETF and 0.50% for each other Fund. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2019, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding acquired fund fees and expenses, interest expense, depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Vectors Russia ETF and VanEck Vectors Russia Small-Cap ETF, respectively, trading expenses, taxes and extraordinary expenses and, with respect to VanEck Vectors India Small-Cap Index ETF, expenses of the Subsidiary) from exceeding 0.35% (with respect to VanEck Vectors Oil Services ETF), 0.49% (with respect to VanEck Vectors Natural Resources ETF), 0.53% (with respect to VanEck Vectors Gold Miners ETF), 0.54% (with respect to VanEck Vectors Unconventional Oil & Gas ETF), 0.55% (with respect to VanEck Vectors Steel ETF), 0.56% (with respect to VanEck Vectors Agribusiness ETF and VanEck Vectors Junior Gold Miners ETF), 0.57% (with respect to VanEck Vectors Indonesia Index ETF and VanEck Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors Coal ETF, VanEck Vectors Israel ETF and VanEck Vectors Oil Refiners ETF), 0.60% (with respect to VanEck Vectors Poland ETF and VanEck Vectors Uranium+Nuclear Energy ETF), 0.62% (with respect to VanEck Vectors Global Alternative Energy ETF and VanEck Vectors Russia ETF), , 0.67% (with respect to VanEck Vectors Russia Small-Cap ETF), 0.72% (with respect to VanEck Vectors ChinaAMC CSI 300 ETF), 0.76% (with respect to VanEck Vectors Vietnam ETF), 0.78% (with respect to VanEck Vectors Africa Index ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF), 0.85% (with respect to VanEck Vectors India Small-Cap Index ETF) and 0.94% (with respect to VanEck Vectors Egypt Index ETF) of its average daily net assets per year.

The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended December 31, 2015, 2016 and 2017, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Management Fees Paid During the Fiscal Year Ended December 31,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended December 31,
Fund	2015	2016	2017	2015	2016	2017
VanEck Vectors Africa Index ETF	$440,706	$334,129	$358,775	$28,633	$26,955	$24,647
VanEck Vectors Agribusiness ETF	$6,366,317	$4,117,213	$4,102,925	$0	$0	$0
VanEck Vectors Brazil Small-Cap ETF	$414,029	$440,043	$516,974	$96,760	$77,846	$86,152
VanEck Vectors ChinaAMC CSI 300 ETF	$521,803	$374,124	$484,677	$475,891	$258,282	$42,487

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	Management Fees Paid During the Fiscal Year Ended December 31,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended December 31,
Fund	2015	2016	2017	2015	2016	2017
VanEck Vectors ChinaAMC SME-ChiNext ETF	$243,026	$175,956	$117,639	$154,646	$122,757	$130,786
VanEck Vectors Coal ETF	$397,616	$351,273	$482,583	$51,720	$22,600	$42,793
VanEck Vectors Egypt Index ETF	$227,950	$133,759	$285,564	$43,410	$34,450	$81,793
VanEck Vectors Global Alternative Energy ETF	$434,340	$418,612	$385,494	$2,686	$14,732	$37,717
VanEck Vectors Gold Miners ETF	$28,151,641	$41,683,376	$46,055,147	$0	$0	$0
VanEck Vectors India Small-Cap Index ETF	$1,199,323	$903,259	$1,478,563	$0	$0	$0
VanEck Vectors Indonesia Index ETF	$642,414	$512,235	$383,740	$179,427	$109,340	$122,667
VanEck Vectors Israel ETF	$247,065	$206,116	$204,536	$125,619	$132,673	$133,103
VanEck Vectors Junior Gold Miners ETF	$7,518,747	$15,408,157	$21,229,547	$0	$0	$0
VanEck Vectors Natural Resources ETF	$425,576	$424,079	$498,717	$216,980	$233,548	$299,067
VanEck Vectors Oil Refiners ETF	$5,900	$19,173	$26,153	$51,917	$108,587	$111,097
VanEck Vectors Oil Services ETF	$3,907,516	$3,320,560	$4,134,206	$401,447	$461,800	$413,894
VanEck Vectors Poland ETF	$95,360	$69,859	$90,200	$96,496	$97,931	$117,905
VanEck Vectors Rare Earth/Strategic Metals ETF	$237,174	$175,515	$404,994	$117,748	$86,843	$99,135
VanEck Vectors Russia ETF	$9,448,195	$9,076,360	$11,079,041	$1,829,680	$2,547,000	$1,415,263
VanEck Vectors Russia Small-Cap ETF	$227,969	$264,887	$334,853	$226,692	$63,067	$41,452
VanEck Vectors Steel ETF	$313,316	$506,677	$822,739	$85,752	$51,286	$95,507
VanEck Vectors Unconventional Oil & Gas ETF	$286,810	$239,663	$291,389	$99,949	$81,339	$93,779
VanEck Vectors Uranium+Nuclear Energy ETF	$264,880	$189,600	$160,362	$49,442	$68,271	$93,779
VanEck Vectors Vietnam ETF	$2,326,662	$1,653,662	$1,488,266	$0	$0	$0

With respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF, for the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreements, the Adviser (not VanEck Vectors ChinaAMC CSI 300 ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.

The following table sets forth the aggregate investment sub-advisory fees paid by the Adviser to each Fund’s Sub-Adviser and the percentage of the Fund’s average daily net assets represented by such fees, in each case for the fiscal years ended December 31, 2015, 2016, and 2017, as applicable.

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	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund’s Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2015	2016	2017	2015	2016	2017
VanEck Vectors ChinaAMC CSI 300 ETF	$341,299	$69,086	$113,847	0.33%	0.09%	0.12%

VanEck Vectors ChinaAMC SME-ChiNext ETF	$115,000	$41,522	$1,379	0.24%	0.12%	0.01%

Term. The Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-advisory Agreements terminate automatically upon assignment and are terminable at any time without penalty as to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF by the Board, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser, by the Adviser on six (6) months’ written notice to the Sub-Adviser or by the Sub-Adviser on six (6) months’ written notice to the Adviser and the Trust.

Subsidiary Investment Management Agreement. The Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary’s assets under the overall supervision of the Board of Directors of the Subsidiary. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser does not receive any fees from the Subsidiary. The Subsidiary Investment Management Agreement continues in effect only if approved annually by the Board of Directors of the Subsidiary.

The Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Subsidiary by the Board of Directors of the Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Subsidiary’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Subsidiary. Pursuant to the Subsidiary Investment Management Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrator

Van Eck Associates Corporation also serves as administrator (in such capacity, the “Administrator”) for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to VanEck Vectors Gold Miners ETF), bookkeeping and record keeping

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services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Van Eck Associates Corporation owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).

Mauritius Administrator

Cim Fund Services Ltd., located at 33, Edith Cavell Street, Port-Louis, Mauritius, serves as the Subsidiary’s Mauritius administrator. The Subsidiary pays Cim Fund Services Ltd. a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Subsidiary in order to comply with requirements of the Mauritian Companies Act 2001, the Financial Services Act 2007 and applicable law; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Subsidiary also reimburses Cim Fund Services Ltd. for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent

The Bank of New York, located at 101 Barclay Street, New York, New York 10286, serves as custodian (in such capacity, the “Custodian”) for the Funds and the Subsidiary pursuant to a custodian agreement. As Custodian, The Bank of New York holds the Funds’ and the Subsidiary’s assets. As compensation for these custodial services, The Bank of New York receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by a Fund for its out-of-pocket expenses. The Bank of New York serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, The Bank of New York provides various accounting services to each of the Funds, except for VanEck Vectors Gold Miners ETF, pursuant to a fund accounting agreement. The Adviser pays a portion of the fee that it receives from VanEck Vectors Gold Miners ETF to The Bank of New York for providing fund accounting services to VanEck Vectors Gold Miners ETF.

The Distributor

Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory

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Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider

The MVISTM Africa Index (the “Africa Index”), MVISTM Brazil Small-Cap Index (the “Brazil Small-Cap Index”), MVISTM Egypt Index (the “Egypt Index”),MVISTM Global Agribusiness Index (the “Agribusiness Index”), MVISTM Global Coal Index (the “Coal Index”), MVISTM Global Junior Gold Miners Index (the “Junior Gold Miners Index”), MVISTM Global Oil Refiners Index (the “Oil Refiners Index”), MVISTM Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), MVISTM Global Unconventional Oil & Gas Index (the “Oil & Gas Index”), MVISTM Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”), MVISTM India Small-Cap Index (the “India Small-Cap Index”), MVISTM Indonesia Index (the “Indonesia Index”), MVISTM Poland Index (the “Poland Index”), MVISTM Russia Index (the “Russia Index”), MVISTM Russia Small-Cap Index (the “Russia Small-Cap Index”), MVISTM US Listed Oil Services 25 Index (the “Oil Services Index”) and MVISTM Vietnam Index (the “Vietnam Index”) are published by MV Index Solutions (the “Index Provider”), which is a wholly-owned subsidiary of the Adviser. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as the Index Provider to a Fund that tracks an MVIS Index, the Index Provider has retained Solactive AG, an unaffiliated third party (the “Calculation Agent”), to calculate the MVIS Indices. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the MVIS Indices on a daily basis. The Index Provider will monitor the results produced by the Calculation Agent to help ensure that the MVIS Indices are being calculated in accordance with the applicable rules-based methodology. In addition, the Adviser and MVIS have established policies and procedures designed to prevent non-public information about pending changes to an MVIS Index from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about VanEck Vectors Africa Index ETF’s, VanEck Vectors Agribusiness ETF’s, VanEck Vectors Brazil Small-Cap ETF’s, VanEck Vectors Coal ETF’s, VanEck Vectors Egypt Index ETF’s, VanEck Vectors India Small-Cap Index ETF’s, VanEck Vectors Indonesia Index ETF’s, VanEck Vectors Junior Gold Miners ETF’s, VanEck Vectors Oil Refiners ETF’s, VanEck Vectors Oil Services ETF’s, VanEck Vectors Poland ETF’s, VanEck Vectors Rare Earth/Strategic Metals ETF’s, VanEck Vectors Russia ETF’s, VanEck Vectors Russia Small-Cap ETF’s, VanEck Vectors Unconventional Oil & Gas ETF’s, VanEck Vectors Uranium+Nuclear

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Energy ETF’s and VanEck Vectors Vietnam ETF’s portfolio managers from having any influence on the construction of the applicable MVIS Index’s methodology.

Securities Lending

Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and The Bank of New York (in such capacity, the “Securities Lending Agent”), the Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, the Securities Lending Agent is authorized to exercise contractual remedies and, pursuant to the terms of the Securities Lending Agreement, has agreed to indemnify the Funds for losses due to a borrower’s failure to return a lent security, which exclude losses associated with collateral reinvestment. The Securities Lending Agent may also invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agreement. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.

For the fiscal year ended December 31, 2017, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:

Fund	Gross Income[1]	Revenue Split[2]	Cash Collateral Management Fees[3]	Administr ative Fees[4]	Indemnifi cation Fees[5]	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Vectors Africa Index ETF	$34,542	$2,939	$0	$0	$0	$11,458	$0	$14,397	$20,145
VanEck Vectors Agribusiness ETF	$1,266,396	$164,908	$0	$0	$0	$93,360	$0	$258,268	$1,008,128
VanEck Vectors Brazil Small-Cap ETF	$23,932	$3,131	$0	$0	$0	$2	$0	$3,133	$20,799
VanEck Vectors Coal ETF	$33,052	$1,797	$0	$0	$0	$15,263	$0	$17,060	$15,992
VanEck Vectors Egypt Index ETF	$5,898	$642	$0	$0	$0	$49	$0	$691	$5,207
VanEck Vectors Global Alternative Energy ETF	$396,480	$39,064	$0	$0	$0	$67,560	$0	$106,624	$289,856
VanEck Vectors Gold Miners ETF	$2,691,449	$289,121	$0	$0	$0	$459,010	$0	$748,130	$1,943,319
VanEck Vectors Indonesia Index ETF	$1,107	$139	$0	$0	$0	$201	$0	$341	$766
VanEck Vectors Israel ETF	$72,642	$8,309	$0	$0	$0	$4,263	$0	$12,573	$60,069
VanEck Vectors Junior Gold Miners ETF	$8,239,609	$1,016,127	$0	$0	$0	$339,479	$0	$1,355,605	$6,884,004

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VanEck Vectors Natural Resources ETF	$36,007	$3,140	$0	$0	$0	$11,204	$0	$14,344	$21,663
VanEck Vectors Oil Refiners ETF	$928	$73	$0	$0	$0	$220	$0	$293	$635
VanEck Vectors Oil Services ETF	$4,444,160	$402,565	$0	$0	$0	$961,641	$0	$1,364,206	$3,079,954
VanEck Vectors Poland ETF	$31,284	$3,138	$0	$0	$0	$6,267	$0	$9,404	$21,880
VanEck Vectors Rare Earth/Strategic Metals ETF	$1,7056,213	$193,745	$0	$0	$0	$769	$0	$194,514	$1,510,699
VanEck Vectors Steel ETF	$326,386	$16,642	$0	$0	$0	$184,701	$0	$201,343	$125,043
VanEck Vectors Unconventional Oil & Gas ETF	$39,984	$1,819	$0	$0	$0	$24,640	$0	$26,459	$13,525
VanEck Vectors Uranium+Nuclear Energy ETF	$30,423	$2,876	$0	$0	$0	$4,936	$0	$7,812	$22,611
VanEck Vectors Vietnam ETF	$38,385	$4,688	$0	$0	$0	$193	$0	$4,881	$33,504

[1]	Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
[2]	Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
[3]	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
[4]	These administrative fees are not included in the revenue split.
[5]	These indemnification fees are not included in the revenue split.

Other Accounts Managed by the Portfolio Managers

Van Eck Associates Corporation

As of the date indicated below, Messrs. Liao and Jin managed the following other accounts:

Name of Portfolio Manager	Other Accounts Managed (As of December 31, 2017)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered investment companies	18	$4,491.90 million	0	$0
	Other pooled investment vehicles	5	$211.85 million	0	$0
	Other accounts	0	$0	0	$0
Guo Hua (Jason) Jin	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

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Although the funds in the Trust that are managed by Messrs. Liao and Jin may have different investment strategies, each has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Liao and Jin or the Adviser.

China Asset Management (Hong Kong) Limited (relating to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF only)

As of the date indicated below, Mr. Fan managed the following other accounts:

Name of Portfolio Manager	Other Accounts Managed (As of December 31, 2017)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Leo Fan	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$1,365.96 million	0	$0
	Other accounts	0	$0	0	$0

Mr. Fan manages other funds and mandates, including certain ETFs that have similar investment strategies to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF, which may create conflicts of interest with respect to portfolio management decisions and execution. Mr. Fan expects to manage VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF and the ETFs that have similar investment strategies to the Fund in accordance with his duties with respect to portfolio management decisions and execution.

Portfolio Manager Compensation

Van Eck Associates Corporation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may

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implement investment strategies similar to those of the Funds, or may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. The Adviser has implemented procedures to monitor trading across funds and its Other Clients

China Asset Management (Hong Kong) Limited (relating to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF only)

The portfolio manager employed by the Sub-Adviser is paid a base salary and performance-based compensation. The portfolio manager is evaluated from an investment performance perspective, typically over a three year period, and from a peer evaluation that is completed by the Sub-Adviser’s whole investment team (including other fund managers and analysts).

Portfolio Manager Share Ownership

The portfolio holdings of Messrs. Liao and Jin as of December 31, 2017 are shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Peter H. Liao
VanEck Vectors Africa Index ETF	X
VanEck Vectors Agribusiness ETF		X
VanEck Vectors Brazil Small-Cap ETF		X
VanEck Vectors ChinaAMC CSI 300 ETF		X
VanEck Vectors ChinaAMC SME-ChiNext ETF	X
VanEck Vectors Coal ETF		X
VanEck Vectors Egypt Index ETF	X
VanEck Vectors Global Alternative Energy ETF		X
VanEck Vectors Gold Miners ETF					X
VanEck Vectors India Small-Cap Index ETF			X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors Indonesia Index ETF			X
VanEck Vectors Israel ETF	X
VanEck Vectors Junior Gold Miners ETF	X
VanEck Vectors Natural Resources ETF		X
VanEck Vectors Oil Refiners ETF	X
VanEck Vectors Oil Services ETF		X
VanEck Vectors Poland ETF		X
VanEck Vectors Rare Earth/Strategic Metals ETF		X
VanEck Vectors Russia ETF			X
VanEck Vectors Russia Small-Cap ETF	X
VanEck Vectors Steel ETF	X
VanEck Vectors Unconventional Oil & Gas ETF		X
VanEck Vectors Uranium+Nuclear Energy ETF		X
VanEck Vectors Vietnam ETF	X
Guo Hua (Jason) Jin
VanEck Vectors Africa Index ETF	X
VanEck Vectors Agribusiness ETF	X
VanEck Vectors Brazil Small-Cap ETF	X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors ChinaAMC CSI 300 ETF	X
VanEck Vectors ChinaAMC SME-ChiNext ETF	X
VanEck Vectors Coal ETF	X
VanEck Vectors Egypt Index ETF	X
VanEck Vectors Global Alternative Energy ETF	X
VanEck Vectors Gold Miners ETF	X
VanEck Vectors India Small-Cap Index ETF	X
VanEck Vectors Indonesia Index ETF	X
VanEck Vectors Israel ETF	X
VanEck Vectors Junior Gold Miners ETF	X
VanEck Vectors Natural Resources ETF	X
VanEck Vectors Oil Refiners ETF	X
VanEck Vectors Oil Services ETF	X
VanEck Vectors Poland ETF	X
VanEck Vectors Rare Earth/Strategic Metals ETF	X
VanEck Vectors Russia ETF	X
VanEck Vectors Russia Small-Cap ETF	X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors Steel ETF	X
VanEck Vectors Unconventional Oil & Gas ETF	X
VanEck Vectors Uranium+Nuclear Energy ETF	X
VanEck Vectors Vietnam ETF	X

The portfolio holdings of Mr. Fan, the portfolio manager employed by the Sub-Adviser, as of December 31, 2017 are shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Leo Fan
VanEck Vectors ChinaAMC CSI 300 ETF	X
VanEck Vectors ChinaAMC SME-ChiNext ETF	X

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BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF) look for prompt execution of the order at a favorable price. Generally, the Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF) work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF) owe a duty to each of their clients to seek best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

The Sub-Adviser oversees placing orders on behalf of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets allocated to it for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of VanEck Vectors ChinaAMC CSI 300 ETF’s or VanEck Vectors ChinaAMC SME-ChiNext ETF’s assets allocated to it and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with its duty to seek best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at a Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended December 31, 2015, 2016 and 2017, as applicable, are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,
Fund	2015	2016	2017
VanEck Vectors Africa Index ETF	$143,579	$145,293	$120,608
VanEck Vectors Agribusiness ETF	$367,231	$190,306	$262,152
VanEck Vectors Brazil Small-Cap ETF	$108,565	$90,137	$117,345
VanEck Vectors ChinaAMC CSI 300 ETF	$187,399	$76,209	$89,637
VanEck Vectors ChinaAMC SME-ChiNext ETF	$132,032	$37,374	$16,372
VanEck Vectors Coal ETF	$43,779	$45,150	$56,056
VanEck Vectors Egypt Index ETF	$147,989	$126,717	$136,563

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VanEck Vectors Global Alternative Energy ETF	$28,442	$38,579	$22,532
VanEck Vectors Gold Miners ETF	$326,555	$1,228,050	$1,328,494
VanEck Vectors India Small-Cap Index ETF	$284,590	$123,644	$325,468
VanEck Vectors Indonesia Index ETF	$25,511	$21,646	$20,229
VanEck Vectors Israel ETF	$12,451	$10,576	$11,834
VanEck Vectors Junior Gold Miners ETF	$196,322	$753,397	$1,220,353
VanEck Vectors Natural Resources ETF	$10,530	$45,399	$49,752
VanEck Vectors Oil Refiners ETF	$875	$1,012	$2,568
VanEck Vectors Oil Services ETF	$259,094	$216,629	$439,911
VanEck Vectors Poland ETF	$10,203	$4,782	$9,214
VanEck Vectors Rare Earth/Strategic Metals ETF	$34,335	$73,773	$173,582
VanEck Vectors Russia ETF	$949,560	$630,736	$499,882
VanEck Vectors Russia Small-Cap ETF	$24,741	$76,637	$53,476
VanEck Vectors Steel ETF	$13,268	$28,906	$49,815
VanEck Vectors Unconventional Oil & Gas ETF	$13,793	$15,927	$13,614
VanEck Vectors Uranium+Nuclear Energy ETF	$20,251	$19,472	$8,668
VanEck Vectors Vietnam ETF	$755,182	$403,228	$297,877

VanEck Vectors Gold Miners ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Services ETF and VanEck Vectors Rare Earth/Strategic Metals ETF experienced increased aggregate brokerage commissions in 2017 due to an increase in the number of portfolio transactions.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings

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of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

General

The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for a purchase of Creation Units of a Fund (except VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Vietnam ETF) generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise each Fund’s respective Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the Fund, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Rare Earth/Strategic Metals ETF and VanEck Vectors Vietnam ETF invest, Creation Units of these Funds are issued partially or principally for cash.

The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all Fund Securities with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

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The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit) of a Fund. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit

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Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

In connection with all orders to create Creation Units for VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF only, the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 15% of the net asset value of VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s shares, respectively, included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of a Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside

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Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

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Placement of Creation Orders Outside Clearing Process—Foreign Funds

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

54

Creation Transaction Fee

A fixed creation transaction fee of $1,000 ($500 with respect to VanEck Vectors Gold Miners ETF and VanEck Vectors Oil Services ETF, $2,200 with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF and $4,200 with respect to VanEck Vectors ChinaAMC CSI 300 ETF) payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with VanEck Vectors ChinaAMC CSI 300 ETF’s swap transactions, applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.

55

Cash redemptions are generally required by each Fund. To the extent the Funds permit redemptions of Creation Units in-kind, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

The basic redemption transaction fee of $1,000 ($500 with respect to VanEck Vectors Gold Miners ETF and VanEck Vectors Oil Services ETF, $2,200 with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF and $4,200 with respect to VanEck Vectors ChinaAMC CSI 300 ETF) is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with VanEck Vectors ChinaAMC CSI 300 ETF’s swap transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered

56

in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within two business days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

57

The VanEck Vectors Africa Index ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Indonesia Index ETF and VanEck Vectors Vietnam ETF generally intend to effect creation transactions of Creation Units within two business days and settle redemption transactions on the third Business Day following the trade date (“T+3”). The VanEck Vectors India Small-Cap Index ETF generally intends to effect creation transactions of Creation Units within two business days and settle redemption transactions on the fourth Business Day following the trade date (“T+4”). For redemptions submitted on a dividend declaration date, the Funds intend to settle redemption transactions on the second business day (“T+2”). The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Foreign Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Foreign Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2018 and 2019, the dates of regular holidays affecting the relevant securities markets in which the Foreign Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2018

ARGENTINA
January 1	March 30	June 20	November 19
February 12	April 2	July 9	December 8
February 13	May 1	August 20	December 25
March 24	May 25	October 15
March 29	June 17	November 6

AUSTRALIA
January 1	April 2	December 24	December 26
January 26	April 25	December 25	December 31
March 30	June 11

58

AUSTRIA
January 1	May 10	October 26	December 25
March 30	May 21	November 1	December 26
April 2	May 31	December 8	December 31
May 1	August 15	December 24

BRAZIL
January 1	February 14	July 9	November 15
January 25	March 30	September 7	November 20
February 12	May 1	October 12	December 25
February 13	May 31	November 2

CANADA
January 1	May 21	September 3	December 25
February 19	July 2	October 8	December 26
March 30	August 6	November 12

CHILE
January 1	May 21	September 17	November 1
January 16	July 2	September 18	November 2
March 30	July 16	September 19	December 25
May 1	August 15	October 15

CHINA
January 1	February 21	May 1	October 2
February 15	April 5	June 18	October 3
February 16	April 6	September 24	October 4
February 19	April 30	October 1	October 5
February 20

CZECH REPUBLIC
January 1	May 1	July 6	December 25
March 30	May 8	September 28	December 26
April 2	July 5	December 24	December 31

DENMARK
January 1	April 27	May 21	December 25
March 29	May 1	June 5	December 26
March 30	May 10	December 24	December 31
April 2	May 11

EGYPT
January 1	April 25	July 23	September 11
January 7	May 1	August 20	September 12
January 25	June 15	August 21	November 20
April 8	June 17	August 22	November 21
April 9	July 1	August 23	December 25

FINLAND
January 1	May 1	December 6	December 26
March 3	May 10	December 24	December 31
April 2	June 22	December 25

FRANCE
January 1	May 8	May 21	November 11
April 2	May 10	July 14	December 25
May 1	May 18	November 1	December 26

GERMANY
January 1	May 1	May 31	December 25
March 30	May 10	October 3	December 26
April 2	May 21	December 24

HONG KONG
January 1	April 2	July 2	December 25
February 15	April 5	September 25	December 26
February 16	May 1	October 1	December 31
February 19	May 22	October 17
March 30	June 18	December 24

59

HUNGARY
January 1	March 16	August 20	October 23
March 15

INDIA
January 26	March 30	August 22	November 7
February 13	April 30	September 13	November 8
February 19	May 1	September 20	November 21
March 2	August 15	October 2	November 23
March 29	August 17	October 18	December 25

INDONESIA
January 1	May 29	June 18	November 20
February 16	June 1	June 19	December 24
March 30	June 13	August 17	December 25
May 1	June 14	August 22	December 26
May 10	June 15	September 11

IRELAND
January 1	May 7	August 6	December 25
March 19	June 4	October 29	December 26
April 2

ISRAEL
March 1	April 5	September 9	September 25
March 30	April 6	September 10	September 27
April 1	April 18	September 11	September 28
April 2	April 19	September 18	September 30
April 3	May 20	September 19	October 1
April 4	July 22	September 24

ITALY
January 1	April 2	August 15	December 25
March 30	April 25	November 1	December 26

JAPAN
January 1	March 21	July 16	November 3
January 2	April 30	August 11	November 23
January 3	May 3	September 17	December 24
January 8	May 4	September 24	December 31
February 12	May 5	October 8

KENYA
January 1	May 1	June 15	December 25
March 30	June 1	December 12	December 26
April 2

LUXEMBOURG
January 1	May 10	August 15	December 25
April 2	May 21	November 1	December 26
May 1	June 23

MALAYSIA
January 1	May 1	August 22	September 17
January 31	May 29	August 31	November 6
February 1	June 15	September 10	November 20
February 16	June 16	September 11	December 25

MEXICO
January 1	March 29	May 5	December 12
February 5	March 30	November 2	December 25
March 19	May 1	November 19

MONACO
January 1	May 10	August 15	December 8
April 2	May 21	November 1	December 25
May 1	May 31	November 19

60

MOROCCO
January 1	July 30	August 22	November 20
January 11	August 14	August 23	November 21
May 1	August 20	September 11
June 15	August 21	November 6

NETHERLANDS
January 1	April 2	May 10	December 25
March 30	May 1	May 21

NIGERIA
January 1	August 21	October 1	December 25
June 18	August 22	November 19	December 26

NORWAY
January 1	March 30	May 10	December 24
March 28	April 2	May 17	December 25
March 29	May 1	May 21	December 26

PERU
January 1	March 30	June 29
January 2	April 13	August 30	November 1
March 29	May 1	October 8	December 25

PHILIPPINES
January 1	April 9	August 27	December 24
January 2	May 1	November 1	December 25
February 16	June 12	November 2	December 30
March 29	August 21	November 30	December 31
March 30

POLAND
January 1	May 1	May 31	December 25
April 2	May 3	November 1	December 26

PORTUGAL
January 1	April 2	May 10	December 25
March 30	May 1	May 21	December 26

ROMANIA
January 1	April 9	June 1	December 1
January 2	May 1	August 15	December 25
January 24	May 28	November 30	December 26
April 6

RUSSIA
January 1	January 8	April 30	June 11
January 2	February 23	May 1	June 12
January 3	March 8	May 2	November 5
January 4	March 9	May 9	December 29
January 5	April 28	June 9	December 31

SINGAPORE
January 1	May 1	August 9	November 6
February 16	May 29	August 22	December 25
March 30	June 15

SOUTH AFRICA
January 1	April 2	August 9	December 17
March 21	April 27	September 24	December 25
March 30	May 1	December 16	December 26

SOUTH KOREA
January 1	May 7	September 23	October 3
February 15	May 22	September 24	October 9
February 16	June 6	September 25	December 25
March 1	June 13	September 26	December 31
May 1	August 15

SPAIN
January 1	April 2	December 24	December 26
March 30	May 1	December 25	December 31

61

SWEDEN
January 1	April 2	May 10	December 25
January 5	April 30	June 22	December 26
March 29	May 1	November 2	December 31
March 30	May 9	December 24

SWITZERLAND
January 1	April 2	May 21	December 25
January 2	May 1	August 1	December 26
March 30

TAIWAN
January 1	February 20	April 6	September 24
February 15	February 28	May 1	October 10
February 16	April 4	June 18	December 13
February 19	April 5

THAILAND
January 1	April 13	July 27	October 23
January 2	April 16	July 30	December 5
March 1	May 1	August 13	December 10
April 6	May 29	October 15	December 31

TURKEY
January 1	June 14	August 21	August 24
April 23	June 15	August 22	August 30
May 1	August 20	August 23	October 29

UKRAINE
January 1	March 8	May 1	August 24
January 8	April 9	June 28	October 15

UNITED ARAB EMIRATES
January 1	August 20	September 11	November 30
April 13	August 21	November 19	December 2
June 14	August 22	November 20	December 3
June 15	August 23

UNITED KINGDOM
January 1	May 7	August 6	December 25
March 30	May 28	August 27	December 26
April 2

UNITED STATES
January 1	March 30	September 3	November 22
January 15	May 28	November 12	December 25
February 19	July 4

VIETNAM
January 1	February 16	April 25	September 3
February 14	February 19	April 30
February 15	February 20	May 1

2019

ARGENTINA
January 1	April 18	June 20	October 20
March 4	April 19	July 8	November 18
March 5	May 1	July 9	December 8
March 24	May 25	August 19	December 25
April 2	June 17	October 14

AUSTRALIA
January 1	April 22	August 5	December 25
January 28	April 25	October 7	November 5
April 19	May 6

62

AUSTRIA
January 1	May 30	August 15	December 8
January 6	June 10	October 26	December 25
April 22	June 20	November 1	December 26
May 1

BRAZIL
January 1	March 6	June 20	November 2
January 25	April 19	July 9	November 15
March 4	April 21	September 7	December 25
March 5	May 1	October 12

CANADA
January 1	April 19	July 1	November 11
February 11	April 22	August 5	December 25
February 18	May 20	September 2	December 26
February 19	June 21	October 14

CHILE
January 1	May 21	September 18	November 1
April 19	July 1	September 19	December 8
April 20	July 16	October 14	December 25
May 1	August 15

CHINA
January 1	February 9	June 7	October 2
February 4	February 10	September 13	October 3
February 5	April 5	September 30	October 4
February 6	May 1	October 1	October 7
February 7

CZECH REPUBLIC
January 1	May 8	September 28	December 24
April 19	July 5	October 28	December 25
April 22	July 6	November 17	December 26
May 1

DENMARK
January 1	April 22	June 5	December 25
April 18	May 17	June 10	December 26
April 19	May 30	December 24	December 31

EGYPT
January 7	May 1	July 23	September 1
January 25	June 5	August 12	October 6
April 25	June 6	August 13	November 10
April 28	June 7	August 14

FINLAND
January 1	April 22	December 6	December 25
January 6	May 1	December 24	December 26
April 19	May 30

FRANCE
January 1	May 8	July 14	November 11
April 22	May 30	August 15	December 25
May 1	June 10	November 1	December 26

GERMANY
January 1	May 1	June 10	December 25
April 9	May 30	October 3	December 26
April 22

HONG KONG
January 1	April 5	May 13	October 1
February 4	April 19	June 7	October 7
February 5	April 20	July 1	December 25
February 6	April 22	September 14	December 26
February 7	May 1

63

HUNGARY
January 1	May 1	August 19	November 1
March 15	June 9	August 20	December 25
April 19	June 10	October 23	December 26
April 22

INDIA
January 26	March 21	May 1	October 2
February 19	April 19	August 15	December 25
March 4

INDONESIA
January 1	April 19	June 1	August 17
February 5	May 1	June 5	September 1
March 7	May 19	June 6	November 10
April 3	May 30	August 12	December 25

IRELAND
January 1	April 22	August 5	December 26
March 18	May 6	October 28	December 27
April 19	June 3	December 25

ISRAEL
March 21	May 9	September 30	October 14
April 21	June 10	October 1	October 22
April 27	August 11	October 9

ITALY
January 1	April 22	June 2	December 8
January 6	April 25	August 15	December 25
April 19	May 1	November 1	December 26

JAPAN
January 1	March 21	July 15	October 14
January 2	April 19	August 12	November 4
January 3	May 3	September 16	November 25
January 14	May 4	September 23	December 23
February 11	May 6

KENYA
January 1	May 1	October 10	December 25
March 30	June 1	October 20	December 26
April 2	June 15	December 12

LUXEMBOURG
January 1	May 1	June 23	December 25
April 19	May 30	August 15	December 26
April 22	June 10	November 1

MALAYSIA
January 1	March 1	June 5	September 9
January 21	March 19	June 6	September 16
February 1	March 22	August 12	November 10
February 5	May 1	August 31	December 25
February 6	May 19	September 1

MEXICO
January 1	April 18	May 5	December 12
February 4	April 19	September 16	December 25
March 18	May 1	November 18

MONACO
January 1	May 1	June 20	November 19
January 27	May 30	August 15	December 8
April 22	June 10	November 1	December 25

MOROCCO
January 1	July 29	August 20	November 6
January 11	August 12	August 21	November 10
May 1	August 14	September 1	November 18

64

NETHERLANDS
January 1	April 27	May 30	December 25
April 19	May 4	June 10	December 26
April 22	May 5

NORWAY
January 1	April 22	May 30	December 25
April 18	May 1	June 10	December 26
April 19	May 17	December 24

NIGERIA
January 1	April 22	June 5	December 25
March 8	May 1	August 12	December 26
April 19	May 29	October 1

PERU
January 1	May 1	July 29	November 1
April 18	June 29	August 30	December 8
April 19	July 28	October 8	December 25

PHILIPPINES
January 1	April 19	August 12	December 24
February 5	May 1	August 21	December 25
April 9	June 5	August 26	December 30
April 18	June 12	November 1	December 31

POLAND
January 1	May 1	August 15	December 25
January 6	May 3	November 1	December 26
April 22	June 20	November 11

PORTUGAL
January 1	May 1	August 15	December 1
April 19	June 10	October 5	December 8
April 25	June 20	November 1	December 25

ROMANIA
January 1	April 26	June 17	December 25
January 2	April 29	August 15	December 26
January 24	May 1

RUSSIA
January 1	January 4	March 8	June 12
January 2	January 7	May 1	November 4
January 3	February 23	May 9

SINGAPORE
January 1	April 19	June 5	October 27
February 5	May 1	August 9	December 25
February 6	May 19	August 12

SOUTH AFRICA
January 1	April 22	June 17	December 16
March 21	April 27	August 9	December 25
April 19	May 1	September 24	December 26

SOUTH KOREA
January 1	May 1	June 13	September 26
February 4	May 5	August 15	October 3
February 5	May 7	September 23	October 9
February 6	May 22	September 24	December 25
March 1	June 6	September 25

SPAIN
January 1	April 22	September 11	December 6
January 6	May 1	October 12	December 8
April 18	July 25	November 1	December 25
April 19	August 15

65

SWEDEN
January 1	May 1	June 22	December 25
January 6	May 30	November 2	December 26
April 19	June 6	December 24	December 31
April 22	June 21

SWITZERLAND
January 1	April 22	June 10	December 25
January 2	May 30	August 1	December 26
April 19

TAIWAN
January 1	February 7	February 23	April 5
February 4	February 8	February 28	June 7
February 5	February 9	March 1	September 13
February 6	February 19	April 4	October 10

THAILAND
January 1	April 15	July 17	October 23
February 19	April 16	July 29	December 5
April 8	April 17	August 12	December 10
April 13	May 1	October 14	December 31
April 14	May 19

TURKEY
January 1	May 19	August 13	August 30
April 23	June 5	August 14	October 29
May 1	August 12	August 15

UKRAINE
January 1	April 29	June 17	August 26
January 7	May 1	June 28	October 14
March 8	May 9	August 24	December 25
April 28

UNITED ARAB EMIRATES
January 1	August 11	August 14	November 30
April 3	August 12	September 1	December 2
June 5	August 13	November 10	December 3
June 6

UNITED KINGDOM
January 1	May 6	August 5	December 25
April 19	May 27	August 6	December 26
April 22

UNITED STATES
January 1	April 19	July 4	November 28
January 21	May 27	September 2	December 25
February 18

VIETNAM
January 1	February 6	April 15	May 1
February 4	February 7	April 30	September 2
February 5	February 8

The longest redemption cycle for Foreign Funds is a function of the longest redemption cycle among the countries whose securities comprise the Funds. In the calendar years 2018 and 2019, the dates

66

of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for Foreign Funds as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Australia	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	1/2/2019	12

China	2/12/2018	2/22/2018	10
	2/13/2018	2/23/2018	10
	2/14/2018	2/26/2018	12
	9/26/2018	10/8/2018	12
	9/27/2018	10/9/2018	12
	9/28/2018	10/10/2018	12

Czech Republic	12/21/2018	12/31/2018	10

Denmark	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8

Egypt	8/20/2018	8/28/2018	8

Finland	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	12/31/2018	10

Hong Kong	3/29/2018	4/6/2018	8

Ireland	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	12/31/2018	10

Japan	12/27/2018	1/4/2019	8
	12/28/2018	1/5/2019	8
	12/29/2018	1/9/2018	11

Morocco	8/17/2018	8/28/2018	11

67

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Norway	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
	3/28/2018	4/5/2018	8

Russia	12/28/2017	1/9/2018	12
	12/29/2017	1/10/2018	12
	12/30/2017	1/11/2018	12

Spain	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	12/31/2018	10

Sweden	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
	12/19/2018	12/27/2018	8
	12/20/2018	12/28/2018	8
	12/21/2018	1/2/2019	12

Vietnam	2/9/2018	2/21/2018	12
	2/12/2018	2/22/2018	10
	2/13/2018	2/23/2018	10

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Hong Kong	1/31/2019	2/8/2019	8
	2/1/2019	2/11/2019	10

Japan	12/26/2018	1/4/2019	9
	12/27/2018	1/7/2019	11
	12/28/2018	1/8/2019	11

Malaysia	1/30/2019	2/7/2019	8
	1/31/2019	2/8/2019	8

Russia	12/31/2018	1/8/2019	8

Taiwan	2/1/2019	2/11/2019	10

68

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
Vietnam	1/31/2019	2/11/2019	11
	2/1/2019	2/12/2019	11

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE Arca is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

69

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

70

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies

Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. Dividends from net investment income, if any, are declared and paid quarterly by the Funds.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS and principal shareholders

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of March 31, 2018, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Fund were as follows:

71

VanEck Vectors Africa Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.01%
Interactive Brokers Retail Equity CL 8 Greenwich Office Part, Greenwich CT 06831	9.14%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.00%
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	7.46%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	6.96%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.70%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.26%

VanEck Vectors Agribusiness ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
State Street Bank and Trust Company225 Franklin Street, Boston, MA 02110	11.67%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.72%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.49%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	6.85%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.21%

VanEck Vectors Brazil Small-Cap ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.39%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.26%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	8.31%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.08%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	5.98%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.85%
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	5.37%

72

VanEck Vectors ChinaAMC CSI 300 ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	38.53%
Cowan Execution Services LLC 3501 Quadrangle Blvd, Suite 200, Orlando, FL 32817	11.85%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.84%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.49%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.50%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	5.01%

VanEck Vectors ChinaAMC SME-ChiNext ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	22.19%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	17.57%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	11.93%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	5.71%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.58%

VanEck Vectors Coal ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	20.41%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.43%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	9.38%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO 63103	5.28%

73

VanEck Vectors Egypt Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	17.52%
Interactive Brokers Retail Equity CL 8 Greenwich Office Part, Greenwich CT 06831	10.88%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	9.77%
Morgan Stanley & Co. LLC 1585 Broadway, New York, NY 10036	7.65%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	7.19%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	6.57%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.57%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.14%

VanEck Vectors Global Alternative Energy ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.85%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.84%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.76%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.47%

VanEck Vectors Gold Miners ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	8.24%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	7.56%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.39%
The Bank of New York Mellon 111 Sanders Creek Parkway, 1st FL UIT/ETF TA, Syracuse, NY 13057	6.35%
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	5.94%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.01%

74

VanEck Vectors India Small-Cap Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	17.28%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	9.01%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.74%
JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12, Dallas, TX 75254	8.34%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	7.59%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.19%

VanEck Vectors Indonesia Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.03%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.89%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	8.71%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	8.66%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.45%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.31%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.15%

VanEck Vectors Israel ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	29.09%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	16.04%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.11%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	7.46%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.82%

75

VanEck Vectors Junior Gold Miners ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	12.56%
The Bank of New York Mellon 111 Sanders Creek Parkway, 2nd Floor, East Syracuse, NY 13057	8.11%
Citigroup Global Markets, Inc. 388 Greenwich St. New York, NY 10013	7.62%
Citibank 3801 Citibank Center B/3rd Floor/Zone 12, Tampa, FL 33610	6.13%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.03%

VanEck Vectors Natural Resources ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	27.70%
Raymond James & Associates Inc. 880 Carillion Parkway, Saint Petersburg, FL 33716	18.15%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	12.75%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.68%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	5.70%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.21%

VanEck Vectors Oil Refiners ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	48.90%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	14.64%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.83%

76

VanEck Vectors Oil Services ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	14.67%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	9.88%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.77%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.72%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.01%

VanEck Vectors Poland ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	15.57%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	13.65%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.58%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	6.68%
Stifel Nicolaus & Co., Inc. 501 N Broadway St., St. Louis, MO 63102	5.28%

VanEck Vectors Rare Earth/Strategic Metals ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12, Dallas, TX 75254	16.22%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.93%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	12.70%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.81%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	7.41%

77

VanEck Vectors Russia ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	12.96%
JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12, Dallas, TX 75254	9.82%
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	7.64%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.63%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	5.18%

VanEck Vectors Russia Small-Cap ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	12.27%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	10.34%
Interactive Brokers Retail Equity CL 8 Greenwich Office Part, Greenwich CT 06831	9.06%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	8.13%
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	7.53%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	7.18%
Vanguard Marketing Corp. 100 Vanguard Blvd Malvern PA 19355	7.16%
Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	5.98%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn, NY 11245-0001	5.66%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	5.58%

78

VanEck Vectors Steel ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	23.31%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	16.20%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	10.42%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	8.68%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	5.33%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.08%

VanEck Vectors Unconventional Oil & Gas ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Janney Montgomery Scott LLC 1717 Arch Street, Philadelphia, PA 19103	40.82%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	11.72%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.80%
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	8.58%

VanEck Vectors Uranium+Nuclear Energy ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.03%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	10.09%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.97%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.79%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	5.84%
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.76%

79

VanEck Vectors Vietnam ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	14.95%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	13.57%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	9.82%
Brown Brothers Harriman & Co. 50 Milk Street, Boston, MA 02109	6.21%
JP Morgan Chase Bank, National Associate 14021 Dallas PKWY Floor 12, Dallas, TX 75254	5.30%

80

TAXES

The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

The following general discussion of certain federal income tax consequences is based on provisions of the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.

Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. To the extent VanEck Vectors ChinaAMC CSI 300 ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF invests directly in the A-share market via a Qualified Foreign Institutional Investor (“QFII”) or RQFII quota, if the Fund does not receive approval from SAFE to repatriate funds associated with such direct investment on a timely basis, it may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

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Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. Even if VanEck Vectors ChinaAMC CSI 300 ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF is qualified to make that election and does so, however, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of VanEck Vectors ChinaAMC CSI 300 ETF or VanEck Vectors ChinaAMC SME-ChiNext ETF in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year. It is expected that more than 50% of each Fund’s assets except VanEck Vectors Agribusiness ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF and VanEck Vectors Uranium+Nuclear Energy ETF will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies. VanEck Vectors Poland ETF has requested certain withholding tax claims from the Polish taxing authorities on the basis that Poland had violated certain provisions in the Treaty on the Functioning of the European Union.  Certain amounts have been collected.  VanEck Vectors Poland ETF continues to accrue Polish foreign withholding taxes due to the need to file further claims in order to potentially recover any additional amounts.  Additional tax refunds received, if any, may offset foreign tax credits otherwise potentially available to pass through to shareholders or may result in the payment of an IRS compliance fee with respect to foreign tax credit amounts previously passed through.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, futures transactions and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for U.S. federal income tax purposes. VanEck Vectors ChinaAMC CSI 300 ETF’s and VanEck Vectors ChinaAMC SME-ChiNext ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in A-shares. Furthermore, VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.

Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the

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Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels.

A portion of the dividend income received by a Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities,

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which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service (“IRS”) and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Under recently passed tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a mechanism for RICs to pass

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through the 20% deduction to shareholders, although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such dividends and taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity (a “Non-U.S. Shareholder”), the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares.

Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of a Fund.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest , and other types of passive income) and on or after January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

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While some parts of the FATCA rules have not been finalized, the Funds may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Mauritius and India Tax Matters (VanEck Vectors India Small-Cap Index ETF Only)

Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. The VanEck Vectors India Small-Cap Index ETF and the Subsidiary, as the case may be, and the Adviser accept no responsibility for any loss suffered by a holder of Shares as a result of current, or changes in, taxation law and practice. The VanEck Vectors India Small-Cap Index ETF has made an election to cause the Subsidiary to be treated as a disregarded entity or otherwise as a “pass-through” entity for U.S. federal tax purposes.

Mauritius. The Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Category 1 Global Business License (“GBL 1 License”) to the Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007. The Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC. The MRA will issue a TRC to the Subsidiary if the Subsidiary shows the MRA that it is, and will be, centrally managed and controlled in Mauritius.

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In order to satisfy the requirement that it is centrally managed and controlled in Mauritius, the Subsidiary must:

a)	have, at all times, at least two directors of appropriate caliber that are able to exercise independence of mind and judgment, who are ordinarily resident in Mauritius;
b)	maintain, at all times, its principal bank account in Mauritius;
c)	keep and maintain, at all times, its accounting records in Mauritius;
d)	prepare its statutory financial statements and cause its financial statements to be audited in Mauritius;
e)	have at least two directors from Mauritius present at meetings of directors; and
f)	comply with at least one of the following additional ‘economic substance’ requirements:
(i)	the corporation has or shall have office premises in Mauritius;
(ii)	the corporation employs or shall employ on a full time basis at an administrative or technical level, at least one person who shall be resident in Mauritius;
(iii)	the corporation’s constitution contains a clause whereby all disputes arising out of the constitution shall be resolved by way of arbitration in Mauritius;
(iv)	the corporation holds or is expected to hold within the next twelve months, assets (excluding cash held in bank account or shares/interests in another corporation holding a GBL 1 License) which are worth at least $100,000 in Mauritius;
(v)	the corporation’s shares are listed on a securities exchange licensed by the FSC; or
(vi)	the corporation has or is expected to have a yearly expenditure in Mauritius which can be reasonably expected from any similar corporation which is controlled and managed from Mauritius.

Additionally, a corporation shall be deemed to have satisfied the ‘economic substance’ requirements if a related corporation that is a subsidiary, fellow subsidiary, parent corporation or any other corporation within the same group structure, holding a GBL 1 License, satisfies one of the ‘economic substance’ criteria.

Under the current provisions of the Income Tax Act 1995 (“ITA 95”), a Mauritian company is taxed at the rate of 15% on its chargeable income. A company holding a GBL 1 License is entitled to claim a tax credit on foreign source income at a rate which is the higher of:

(a)	the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or

(b)	a deemed foreign tax representing 80% of the Mauritius tax on such income.

Section 2 of the ITA 95 defines the term ‘foreign source income’ as income which is not derived from Mauritius. This includes, in the case of a corporation holding a GBL 1 License, income derived from transactions with ‘non-residents.’ For a person other than an individual, the term ‘non-resident’ has been defined based upon criteria such as economic interests and place of incorporation. Because the Fund expects to derive foreign source income only, it will pay tax in Mauritius at an effective maximum rate of 3% on its taxable profits.

Under the ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities. There is no Mauritius capital gains tax on the disposal of shares. Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a

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GBL 1 License out of its foreign source income to non-residents that do not conduct any business in Mauritius are not subject to Mauritius income tax.

Compliance with FATCA under Mauritius law. On September 27, 2013, the Government of Mauritius and the Government of the United States signed an Agreement for the Exchange of Information Relating to Taxes (the “Agreement”) to set the legal framework to enable the exchange of tax information between the two countries. That was followed by the signing of another agreement known as the Inter-Governmental Agreement (the “Model 1 IGA”) to improve international tax compliance and to implement FATCA. The Agreement provides for the exchange of tax information (upon request, spontaneous and automatic) between Mauritius and the United States. The Model 1 IGA provides for the automatic reporting and exchange of information in relation to financial accounts held with Mauritius Financial Institutions by U.S. account holders and the reciprocal exchange of information regarding U.S. accounts held by Mauritius residents. According to the Model 1 IGA, Mauritius Financial Institutions are not subject to 30% withholding tax on US source income provided they comply with the requirements of FATCA. The Agreement for the Exchange of Information Relating to Taxes (United States of America—FATCA Implementation) Regulations 2014 (the “FATCA Regulations”) which gives effects to both the Agreement and the Model 1 IGA, became operational on August 29, 2014.

Compliance with the Convention on Mutual Administrative Assistance in Tax Matters. On June 23, 2015, the Government of Mauritius signed the Convention on Mutual Administrative Assistance in Tax Matters (the “Convention”), which was developed jointly by the Organization for Economic Cooperation and Development and the Council of Europe, and amended Section 76 of the ITA 95 to enable the implementation of the common reporting standard (“CRS”). Under CRS, financial institutions in Mauritius have to report annually to the MRA on the financial accounts held by non-residents for eventual exchange with relevant treaty partners. Amendments may be brought to Mauritius laws to introduce the obligations adopted by Mauritius pursuant to the Convention. Different and potentially obligatory disclosure requirements may be imposed in respect of investors as a result of CRS, local legislation implementing CRS and/or other legislation similar to CRS.

Additional Disclosure Obligations. As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the Subsidiary, investors may be required to provide the Board of Directors of the Subsidiary (the “Subsidiary Board”) with all information and documents as the Subsidiary Board may require. The Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).

India. The taxation of the Subsidiary in India is governed by the provisions of the ITA 1961, read with the provisions of the Treaty and the 2016 Protocol. As per Section 90(2) of the ITA 1961, the provisions of the ITA 1961 are subject to applicable tax treaty relief.

In order to claim the beneficial provisions of the Treaty (discussed below), the Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC. Further, the Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA.

Under Circular 789 (dated April 13, 2000) issued by the CBDT in India, the Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and holds a valid TRC issued by the Mauritius income tax authorities.

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It may be noted that the Supreme Court of India has upheld the validity of Circular 789 and accordingly, upon obtaining a Mauritius TRC, under the relevant taxation provisions, the Subsidiary should be eligible for the benefits under the Treaty.

The Treaty may be subject to further re-negotiation and there can be no assurance that the terms of the Treaty will not be subject to different interpretation. In addition, there is no assurance that the Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment.

Additionally, under the amendments to the ITA 1961 brought in through the Finance Act, 2013, the Subsidiary may have to provide to the tax authorities such other documents and information, as may be prescribed.

Under amendments to the Income Tax Rules, 1962 dated May 1, 2013, persons seeking to avail of Treaty benefits are required to furnish their return of income (irrespective of whether such income is liable to tax in India or not) from assessment years 2013-2014 onwards in the manner prescribed under the ITA 1961. For purposes of filing tax returns, a permanent account number or PAN (i.e., a taxpayer identification number) is required.

India-Mauritius Double Tax Avoidance Treaty. On May 10, 2016, India and Mauritius entered into the 2016 Protocol amending the double-tax Treaty between the two countries. The 2016 Protocol went into effect on July 19, 2016. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident. Under the 2016 Protocol, all existing investments made on or before March 31, 2017 are grandfathered under the pre-existing tax regime under the Treaty (“Grandfathered Investments”), and share transfers made on or after April 1, 2017 are not subject to capital gains tax in India unless other Treaty eligibility conditions are satisfied.

Phasing out capital gains tax exemption. The 2016 Protocol introduces a Limitation of Benefits provision (defined herein), which gives India the ability under its domestic tax laws to tax capital gains earned in India by a Mauritius resident from the sale of shares of an Indian company. Gains made on shares of an Indian company acquired by a Mauritius resident entity before April 1, 2017 will continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold. Gains made on shares of an Indian company acquired by a Mauritius resident entity on or after April 1, 2017 and sold before March 31, 2019 (the “Transition Period”) will be taxed at 50% of the prevailing Indian capital gains tax rate. However, the reduced tax rate will be contingent on the Mauritius resident entity fulfilling the conditions set out in the Limitation of Benefits provision. Under the Limitation of Benefits provision, a Mauritius resident entity will be entitled to the 50% reduced tax rate on gains during the Transition Period if: (i) it demonstrates that it has a bona fide business period (e.g., its affairs have not been arranged with the primary purpose of benefiting from the reduced tax) and (ii) it is not a shell/conduit company. For purposes of the above, a company is not a shell/conduit company if it incurs expenditures on operations in Mauritius of at least 1.5 million Mauritius rupees (approximately $43,000) in the twelve-month period immediately preceding the date on which the gains arise. Gains made on shares of an Indian company acquired by a Mauritius resident entity on or after April 1, 2017 and sold after March 31, 2019 will be taxed at the full prevailing Indian capital gains tax rate.

Interest income derived by a Mauritius resident bank. Interest income derived by a Mauritius resident bank from debt claims and loans made to an Indian resident entity on or before March 31, 2017 will remain tax-exempt in India, irrespective of the maturity date of such instruments. Interest income derived by a Mauritius resident bank from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.

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Taxation of capital gains arising to the Subsidiary from Grandfathered Investments. If the Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws and is eligible for benefits under the Treaty, the Subsidiary will not be taxed on capital gains derived from Grandfathered Investments. Even if the gains earned by the Subsidiary are considered business profits, such capital gains are not taxable in India if the Subsidiary does not have a PE in India. Therefore, if the Subsidiary is a Mauritius resident entity, has a valid TRC and is eligible for Treaty benefits, capital gains to the Subsidiary from the Grandfathered Investments should not be subject to tax in India. However, interest income derived by a Mauritius resident entity from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.

Taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company during the Transition Period. During the Transition Period, the taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company should be as follows:

a)	Under the ITA 1961, capital gains from the sale of (a) unlisted shares held for not more than 24 months; and (b) listed shares (off the floor of the stock exchange) held for not more than 12 months should be taxed at the rate of 15% (excluding the applicable surcharge and cess) and (c) capital gains from the sale of unlisted Indian shares should not arise during the Transition Period considering that a holding period of more than 24 months is required in case of long-term capital gains on unlisted shares; and (d) listed shares (off the floor of the stock exchange) held for more than 12 months should be taxed at the rate of 5% (excluding the applicable surcharge and cess) without adjustment for foreign exchange fluctuation;

b)	The Finance Bill 2018, which passed on March 14, 2018 and became effective on April 1, 2018, proposed a 10% tax on transfers of listed equity shares, units of an equity oriented mutual fund and units of a business trust where such gains exceed 100,000 Indian rupees (approximately $1,500);

c)	The Finance Act, 2012 has exempted from tax the gains arising from the sale of unlisted shares by existing shareholders of a company in an initial public offer (“IPO”). However, such sale shall be subject to Securities transaction tax (“STT”).

Taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company after the Transition Period. After the Transition Period, the taxation of capital gains arising to the Subsidiary from alienation of shares of an Indian resident company should be as follows:

a)	Under the ITA 1961, capital gains from the sale of (a) unlisted shares held for not more than 24 months and (b) listed shares (off the floor of the stock exchange) held for not more than 12 months should be taxed at the rate of 30% (excluding the applicable surcharge and cess); and (c) capital gains from the sale of unlisted Indian shares held for more than 24 months and (d) listed shares (off the floor of the stock exchange) held for more than 12 months should be taxed at the rate of 10% (excluding the applicable surcharge and cess) without adjustment for foreign exchange fluctuation. The Finance Bill, 2018 proposes a 10% tax on transfer of listed equity shares, units of an equity oriented mutual fund, and units of a business trust, where such gains exceed 100,000 Indian rupees (approximately $1,500);

b)	Under the ITA 1961, capital gains from the sale of listed Indian shares on the floor of the stock exchange (held for 12 months or less) where an STT at the

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specified rates (as discussed below) has been paid should be taxed at the rate of 15% (excluding the applicable surcharge and cess) and those held for more than 12 months where STT has been paid shall be exempt from taxation;

c)	The Finance Act, 2017 provided that, except for transactions which have been notified by the CBDT, the exemption on long term capital gains would be applicable only to those units on which STT has been paid at the time of acquisition. The Finance Bill 2018 proposes a 10% tax on transfer of listed equity shares, units of an equity oriented mutual fund and units of a business trust where such gains exceed 100,000 Indian rupees (approximately $1,500). As a precondition for claiming the beneficial 10% tax rate, the proposal makes it mandatory for STT to have been paid at the time of sale of units;

d)	The Finance Act, 2012 has exempted from tax the gains arising from the sale of unlisted shares by existing shareholders of a company in an IPO. However, such sale shall be subject to STT.

Securities Transaction Tax:

All transactions relating to sale, purchases and redemption of investments made by purchasers or sellers of Indian securities and equity oriented mutual fund units on a recognized stock exchange in India are subject to an STT. The current STT as levied on the transaction value as follows:

•	0.1% payable by the buyer and 0.1% by the seller on the value of transactions of delivery based transfer of an equity share in an Indian company entered in a recognized stock exchange;

•	0.001% on the value of transactions of delivery based sale of a unit of an equity oriented mutual fund entered in a recognized stock exchange, payable by the seller;

•	0.025% on the value of transactions of non-delivery based sale of an equity share in an Indian company or a unit of an equity oriented mutual fund, entered in a recognized stock exchange payable by the seller;

•	0.05% on the value of transactions of derivatives being options, entered in a recognized stock exchange. STT is to be paid by the seller;

•	0.01% on the value of transactions of sale of derivatives being futures, entered in a recognized stock exchange. STT is to be paid by the seller;

•	0.001% on the value of transactions of sale of units of an equity-oriented fund to the Mutual Fund, payable by the seller in accordance with the Finance Act, 2013;

•	0.125% on the value of transactions of sale of derivatives being options, where the option is exercised, entered in a recognized stock exchange. STT is to be paid by buyer;

The Finance Act, 2012 has exempted from tax the capital gains (under the ITA 1961) arising from the sale of unlisted shares by existing shareholders of a Sub-Fund in an initial public offer. However, such sale is subject to STT at 0.2% of the sale consideration payable by the seller.

Introduction of General Anti-Avoidance Rules

The Finance Act, 2012 introduced GAAR, which became effective April 1, 2017.

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Under the Finance Act, 2012, upon declaration of an arrangement as an ‘impermissible avoidance agreements,’ the tax authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The tax authorities also have the power to deny benefits under the Treaty.

The term ‘impermissible avoidance arrangement’ has been defined broadly to mean an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; and (d) arrangement similar to that employed for non-bona fide purposes. Factors such as the holding period of the investment, availability of an exit route and whether taxes have been paid in connection with the arrangement may be relevant but not sufficient for determining commercial substance. An arrangement shall also be deemed to be lacking commercial substance, if it does not have a significant effect upon the business risks, or net cash flows of any party to the arrangement apart from any effect attributable to the tax benefit that would be obtained.

According to a notification issued by the CBDT dated September 23, 2013, only those arrangements which result in a tax benefit of 30 million Indian rupees (approximately $500,000) or more will attract the provisions of GAAR. Further, the provisions of Chapter X-A of the Tax Act (relating to GAAR) are not applicable in respect of any income accruing or arising to, or deemed to accrue or arise to, or received or deemed to be received by any person from transfer of investments made before August 30, 2010 by such person.

The Income Tax Rules, 1962 and subsequent amendments provide that GAAR is not applicable in respect of any income arising from transfer of investments which were made before April 1, 2017. Further, the CBDT has clarified that GAAR will not interplay with the right of the taxpayer to select or choose the method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.

Taxation of Indirect Transfer of Indian Assets

The Finance Act, 2012 introduced a provision for the levy of capital gains tax on income arising from the transfer of shares/interest in a company/entity organized outside India which derives, directly or indirectly, its value ‘substantially’ from the assets located in India.

The Finance Act, 2015 introduced the criteria to determine when the share or interest of a foreign company or entity shall be deemed to derive its value ‘substantially’ from the assets (whether tangible or intangible) located in India. The Finance Act, 2015 states that shares derive their value substantially from assets in India if on a specified date the value of such Indian assets (i) exceeds 10 crore rupees (approximately $166,667) and (ii) represents at least 50% of the value of all the assets owned by the company or entity in which shares/interest is being transferred. The value of assets is proposed to be the fair value of such asset, without reduction of liabilities, if any, in respect of the asset. The manner of determination of the fair value of the assets has not been prescribed and is to be provided for by amending the Income Tax Rules, 1962.

The end of the accounting period preceding the date of transfer is proposed to be the ‘specified date’ for the purposes of valuation. However, in a situation when the book value of the assets on the date of transfer exceeds the book value of the assets as of the end of the accounting period preceding the date of transfer by at least 15%, it is proposed that the ‘specified date’ shall be the date of transfer.

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The gains arising on transfer of a share or interest deriving, directly or indirectly, its value substantially from assets located in India is proposed to be taxed in India only to the extent income arising from such transfer can be reasonably attributable to assets located in India. This would be relevant where the entity in which shares or interest is transferred also has assets outside India. While the Finance Act, 2015 does not provide for the mechanism determination of income attributable to assets in India, it is proposed to be prescribed subsequently by amending the Income Tax Rules, 1962. These rules have not yet been issued.

Further the Finance Act, 2015 provides for situations in which indirect transfer of Indian assets is proposed to be exempted from taxation. Category I (sovereign funds) and Category II (broad-based funds) FPIs have been exempted by the Finance Act, 2017 from the application of the indirect transfer tax provisions.

The above indirect transfer tax-related provisions could impact the redemption and/or the transfer of the Shareholders’ interests in the Fund. Such taxation should be subject to relief under an applicable tax treaty. However, it would be important to note that the India-US tax treaty, the India-UK tax treaty and certain other treaties do not provide relief from such taxation.

In case of investors situated in a country where treaty relief is available against such taxation, it would be important to note that requirements with respect to obtaining a TRC, submitting certain additional information and filing tax returns (as outlined above) would also be applicable to such shareholders claiming tax treaty relief.

Taxation of the Investors

For investors in the Fund who are tax residents outside India and who do not carry on any business activities in India, there should be no Indian income tax implications on distributions received from the Fund. However, where shares in the Fund are sold by the investors, gains from such transfer could be subject to tax in India as outlined under the heading ‘Taxation of Indirect Transfer of Indian Assets’ above, subject to applicable tax treaty relief.

Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the Subsidiary and thus reduce the return to Fund shareholders.

PRC Taxation (VanEck Vectors ChinaAMC CSI 300 ETF and VanEck Vectors ChinaAMC SME-ChiNext ETF Only)

The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends and interest earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Permanent rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Funds’ investments in A-shares through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, the Funds are generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. A nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of the Funds) is also uncertain and would

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depend on the approval of PRC tax authorities. It is also unclear how China’s value-added tax (previously, business tax) may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. While it is unclear whether this tax will be applied to investments by an RQFII or what the methodology for calculating or collecting the tax will be, the PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs, with respect to capital gains, will be temporarily lifted. With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of the Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. During 2015, revenue authorities in the PRC made arrangements for the collection of capital gains taxes for investments realized between November 17, 2009 and November 16, 2014. Each Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Funds’ return could be substantial. The Funds may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Funds’ investment. If the Funds’ direct investments in A-shares through the Sub-Adviser’s RQFII quota become subject to repatriation restrictions, the Funds may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.

PRC Taxation (VanEck Vectors Rare Earth/Strategic Metals ETF Only)

The Fund’s investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Fund’s investments include withholding taxes on dividends and interest earned by the Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Foreign investors (including the Fund) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future. Any revision or amendment in tax laws and regulations may adversely affect the Fund.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of 57 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Adviser and the Index Provider, without shareholder approval.

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Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

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FINANCIAL STATEMENTS

The audited financial statements of each Fund, including the financial highlights, and the report of Ernst & Young LLP, appearing in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2017 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report and Semi-Annual Report for the Funds at no charge by calling 800.826.2333 during normal business hours.

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LICENSE AGREEMENTS AND DISCLAIMERS

The information contained herein regarding the NYSE Arca Gold Miners Index (the “Gold Miners Index “) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of ICE Data Indices, LLC (“ICE Data”).

The Gold Miners Index, a trademark of ICE Data or its affiliates, is licensed for use by the Adviser in connection with VanEck Vectors Gold Miners ETF. ICE Data neither sponsors nor endorses VanEck Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading VanEck Vectors Gold Miners ETF.

The Steel Index, a trademark of ICE Data or its affiliates, is licensed for use by the Adviser in connection with VanEck Vectors Steel ETF. ICE Data neither sponsors nor endorses VanEck Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading VanEck Vectors Steel ETF.

EACH OF THE GOLD MINERS INDEX AND STEEL INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES SELECTED FROM THE UNIVERSE OF ALL U.S. TRADED STOCKS AND AMERICAN DEPOSITORY RECEIPTS AND CLASSIFIED AS APPROPRIATE FOR INCLUSION BY THE NYSE.

THE SHARES OF EACH OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ICE DATA. ICE DATA, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE GOLD MINERS INDEX AND STEEL INDEX TO TRACK STOCK MARKET PERFORMANCE. ICE DATA IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE GOLD MINERS INDEX AND STEEL INDEX. EACH OF THE GOLD MINERS INDEX AND STEEL INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF OR THE ISSUER THEREOF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF.

ALTHOUGH THE INDEX COMPILATION AGENT SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE GOLD MINERS INDEX AND MVIS STEEL INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF THE GOLD MINERS INDEX AND STEEL INDEX OBTAINED FROM

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INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS SUB-LICENSEE, THE ADVISER’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF VANECK VECTORS GOLD MINERS ETF AND VANECK VECTORS STEEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH OF THE GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH OF THE GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The information contained herein regarding the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”) was provided by S-Network Global, LLC (“S-Network”).

THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S-NETWORK. S-NETWORK MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“S-NETWORK GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR XLSM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM” AND “ARDOUR FAMILYSM” ARE SERVICE MARKS OF S-NETWORK AND HAVE BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S-NETWORK AND S-NETWORK MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF.

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THE ARDOUR GLOBAL INDEX IS CALCULATED BY THOMSON REUTERS PLC (“THOMSON REUTERS”). THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF ARE BASED ON THE ARDOUR GLOBAL INDEX AND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY THOMSON REUTERS, AND THOMSON REUTERS MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF.

THOMSON REUTERS, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO VANECK VECTORS GLOBAL ALTERNATIVE ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The information contained herein regarding VanEck® Natural Resources Index (the “Natural Resources Index”) was provided by S-Network Global Indexes, LLC (“S-Network”).

S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with VanEck Vectors Natural Resources ETF. The Shares of VanEck Vectors Natural Resources ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of VanEck Vectors Natural Resources ETF.

The Shares of VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Natural Resources Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of VanEck Vectors Natural Resources ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Vectors Natural Resources ETF into consideration in determining, composing or calculating the Natural Resources Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Natural Resources ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Natural Resources

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ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Natural Resources ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of VanEck Vectors Natural Resources ETF are not sponsored, endorsed, sold or promoted by Thomson Reuters or its third party licensors. Neither Thomson Reuters nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Natural Resources ETF particularly or the ability of the Natural Resources Index to track general stock market performance. Thomson Reuters’ and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of Thomson Reuters and/or its third party licensors and for the providing of calculation and maintenance services related to VanEckTM Natural Resources Index. Neither Thomson Reuters nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of VanEck Vectors Natural Resources ETF or the timing of the issuance or sale of the Shares of VanEck Vectors Natural Resources ETF or in the determination or calculation of the equation by which the Shares of VanEck Vectors Natural Resources ETF is to be converted into cash. Thomson Reuters has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Natural Resources ETF.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

VANECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF VANECK VECTORS NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL

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RESOURCES INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VANECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The information contained herein regarding the Africa Index, Agribusiness Index, the Brazil Small-Cap Index, the Coal Index, the Egypt Index, the India Small-Cap Index, the Indonesia Index, the Junior Gold Miners Index, the Nuclear Energy Index, the Oil & Gas Index, the Oil Services Index, the Poland Index, the Rare Earth/Strategic Metals Index, the Russia Index, the Russia Small-Cap Index, and the Vietnam Index was provided by MVIS.

The Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF particularly or the ability of the MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, and the MVIS Vietnam Index to track the performance of the relevant securities markets. The MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index and the MVIS Vietnam Index are determined and composed by MVIS without regard to the Adviser or the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF. MVIS has no

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obligation to take the needs of the Adviser or the owners of Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF into consideration in determining or composing the Africa Index, the Agribusiness Index, the Brazil Small-Cap Index, the Coal Index, the Egypt Index, the India Small-Cap Index, the Indonesia Index, the Junior Gold Miners Index, the Nuclear Energy Index, the Oil & Gas Index, the VanEck Vectors Oil Refiners Index, the Oil Services Index, the Poland Index, the Rare Earth/Strategic Metals Index, the Russia Index, the Russia Small-Cap Index, and the Vietnam Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MIVS AFRICA INDEX, THE MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, THE MVIS NUCLEAR ENERGY INDEX, the MVIS Oil & Gas Index, the MVIS Oil REFINERS Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, and MVIS the Vietnam Index OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS AFRICA INDEX ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VANECK VECTORS OIL REFINERS ETF, VanEck Vectors Oil

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Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VANECK VECTORS URANIUM+NUCLEAR ENERGY ETF and VanEck Vectors Vietnam ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MVIS AFRICA INDEX, MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the India MVIS Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, THE MVIS NUCLEAR ENERGY INDEX, the MVIS Oil & Gas Index, the MVIS Oil REFINERS Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, and the MVIS Vietnam Index OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MVIS AFRICA INDEX, MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, THE MVIs NUCLEAR ENERGY INDEX, the MVIS Oil & Gas Index, the MVIS Oil REFINERS Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, and the MVIS Vietnam Index OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, and the MVIS Vietnam Index and/or its trade mark or its price at any time or in any other respect. The MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, and the MVIS Vietnam Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index and the MVIS Vietnam Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no

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obligation to point out errors in the MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index and the MVIS Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF. Neither publication of the MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, the MVIS Vietnam Index by Solactive AG nor the licensing of the MVIS Africa Index, the MVIS Agribusiness Index, the MVIS Brazil Small-Cap Index, the MVIS Coal Index, the MVIS Egypt Index, the MVIS India Small-Cap Index, the MVIS Indonesia Index, the MVIS Junior Gold Miners Index, the MVIS Nuclear Energy Index, the MVIS Oil & Gas Index, the MVIS Oil Refiners Index, the MVIS Oil Services Index, the MVIS Poland Index, the MVIS Rare Earth/Strategic Metals Index, the MVIS Russia Index, the MVIS Russia Small-Cap Index, the MVIS Vietnam Index or its trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small Cap-ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Vectors Africa Index ETF’s, VanEck Vectors Agribusiness ETF’s, VanEck Vectors Brazil Small Cap-ETF’s, VanEck Vectors Coal ETF’s, VanEck Vectors Egypt Index ETF’s, VanEck Vectors India Small-Cap Index ETF’s, VanEck Vectors Indonesia Index ETF’s, VanEck Vectors Junior Gold Miners ETF’s, VanEck Vectors Oil Refiners ETF’s, VanEck Vectors Oil Services ETF’s, VanEck Vectors Poland ETF’s, VanEck Vectors Rare Earth/Strategic Metals ETF’s, VanEck Vectors Russia ETF’s, VanEck Vectors Russia Small-Cap ETF’s, VanEck Vectors Unconventional Oil & Gas ETF’s, VanEck Vectors Uranium+Nuclear Energy ETF’s and VanEck Vectors Vietnam ETF’s Prospectus.

The VanEck Vectors India Small-Cap Index ETF invests substantially all of its assets in the Subsidiary, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a GBL 1 License to the Subsidiary to conduct the business of “investment holding.” Neither investors in the Subsidiary nor

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investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s or the Fund’s failure.

The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

The information contained herein regarding the Bluestar Israel Global Index™ (the “Israel Index”) was obtained from BlueStar Global Investors, LLC (“BlueStar”). The Adviser has entered into a licensing agreement with BlueStar to use the Israel Index. VanEck Vectors Israel ETF is entitled to use the Israel Index pursuant to a sub-licensing arrangement with the Adviser.

VanEck Vectors Israel ETF is not sponsored, endorsed, sold or promoted by BlueStar. BlueStar makes no representation or warranty, express or implied, to the shareholders of VanEck Vectors Israel ETF or any member of the public regarding the advisability of acquiring, bidding, investing or trading in VanEck Vectors Israel ETF. BlueStar has licensed to the Adviser certain trademarks and trade names of BlueStar and of the Israel Index which is determined, composed and calculated by BlueStar without regard to Adviser or VanEck Vectors Israel ETF and BlueStar has no obligation to take the needs of Adviser or the owners of VanEck Vectors Israel ETF into consideration in determining, composing or calculating the Israel Index. BlueStar is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Vectors Israel ETF. BlueStar has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Israel ETF.

BLUESTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN AND BLUESTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. BLUESTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK VECTORS ISRAEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN OR FOR ANY OTHER USE. BLUESTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLUESTAR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR DIRECT, INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BLUESTAR AND THE ADVISER.

The information contained herein regarding CSI 300 Index (the “CSI Index”) was provided by China Securities Index Co., Ltd. (“China Securities”).

VanEck Vectors ChinaAMC CSI 300 ETF is neither sponsored nor promoted, distributed or in any other manner supported by China Securities. CSI Indices are compiled and calculated by China Securities. China Securities will apply all necessary means to ensure the accuracy of the CSI Index. However, neither China Securities nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be liable (whether in negligence or otherwise) to any person for any error in the CSI Index and neither China Securities nor the Shanghai Stock Exchange nor the Shenzhen Stock Exchange shall be under any obligation to advise any person of any error therein. All copyright in CSI Index values and constituent lists vests in China Securities. Neither the publication of the CSI Index by China Securities nor the granting of a license regarding the CSI Index as well as the Index Trademark for the utilization in connection with VanEck

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Vectors ChinaAMC CSI 300 ETF, which derived from the CSI Index, represents a recommendation by China Securities for a capital investment or contains in any manner a warranty or opinion by China Securities with respect to the attractiveness on an investment in VanEck Vectors ChinaAMC CSI 300 ETF.

The information contained herein regarding the SME-ChiNext 100 Index (the “SME-ChiNext Index”) was provided by Shenzhen Securities Information Co., Ltd (“Shenzhen Securities”).

Shares of the VanEck Vectors ChinaAMC SME-ChiNext ETF are not sponsored, endorsed, sold or promoted by the Shenzhen Securities. Shenzhen Securities makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF particularly or the ability of the SME-ChiNext Index to track the performance of the securities markets. The SME-ChiNext Index is determined and composed by Shenzhen Securities without regard to the Adviser or the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF. Shenzhen Securities has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF into consideration in determining or composing the SME-ChiNext Index. Shenzhen Securities is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF are to be converted into cash. Shenzhen Securities has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors ChinaAMC SME-ChiNext ETF.

SHENZHEN SECURITIES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND SHENZHEN SECURITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SHENZHEN SECURITIES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS CHINAAMC SME-CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. SHENZHEN SECURITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SME-CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SHENZHEN SECURITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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APPENDIX A

VANECK PROXY VOTING POLICIES

VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio

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company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients

1.	Notification of Availability of Information

a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
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Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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2018

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

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Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2018 UNITED STATES POLICY GUIDELINES

BOARD GENDER DIVERSITY

We have added a discussion of how Glass Lewis considers gender diversity on boards of directors. As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.

In 2018, we will not make voting recommendations solely on the basis of the diversity of the board; rather, it will be one of many considerations we make when evaluating companies’ oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. Also, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members, or have disclosed a plan to address the lack of diversity on the board.

DUAL-CLASS SHARE STRUCTURES

We have added a discussion of how Glass Lewis considers dual-class share structures when analyzing a company’s governance. Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders and that allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we have not changed our general approach; however, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.

BOARD RESPONSIVENESS

In light of evolving investor sentiment, we have clarified that we consider that the board generally has an imperative to respond to shareholder dissent from a proposal at an annual meeting of more than 20% of votes cast — particularly in the case of a compensation or director election proposal.

With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

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VIRTUAL SHAREHOLDER MEETINGS

Glass Lewis is aware that a relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.

In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting. Beginning in 2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

DIRECTOR COMMITMENTS

While there is no change to our director overboarding policy, we have clarified our approach to evaluating outside commitments of directors who serve in executive roles other than CEO (e.g., executive chair). When determining whether to apply our limit of two total board memberships for public executives, we will evaluate the specific duties and responsibilities of their executive role in addition to the company’s disclosure regarding that director’s time commitments.

CEO PAY RATIO

We have added a discussion of the CEO Pay Ratio disclosure required beginning in 2018. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we believe the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

PAY FOR PERFORMANCE

While there is no change to our pay-for-performance model, we have added clarification regarding the Glass Lewis grading system. Consistent with previous years, our pay-for-performance grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. Unlike a school letter grade, however, a “C” does not indicate a significant lapse; rather, a “C” in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned.

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A Board of Directors that Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

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company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 47 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2014, p. 23.

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of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

15 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

17 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation

20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

21 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

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5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.	All members of the governance committee[25] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[26] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[27] when the chair is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such

24 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

27 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

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right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence

30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.

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of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

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We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

OTHER CONSIDERATIONS

In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

39 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Board Responsiveness at Dual-Class Companies

With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the Company’s equity compensation arrangements

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8.	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors — The board should be made up of between five and twenty directors.

2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.

3.	Independence of the audit committee — The audit committee should consist solely of independent directors.

4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but

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in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)

4.	Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42

40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

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Shareholders have increasingly come to agree with this view. In 2016, 92% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD COMPOSITION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

BOARD GENDER DIVERSITY

Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.45 As with previous years, Glass Lewis will continue to closely review the composition of the board and may note as a concern instances where we believe the board lacks representation of diverse director candidates, including those boards which have no female directors.

43 Spencer Stuart Board Index, 2016, p. 14.

44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

45 http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf.

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In 2018, we will not make voting recommendations solely on the basis of the diversity of the board. Rather, it will be one of many considerations we make when evaluating companies’ oversight structures. Beginning in 2019, however, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members or have disclosed a plan to address the lack of diversity on the board.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2016, 88% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 76% in 2011.46

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

46 Spencer Stuart Board Index, 2016, p. 12.

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ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

•	The nature of the underlying issue;

•	The benefit to shareholders from implementation of the proposal;

•	The materiality of the differences between the terms of the shareholder proposal and management proposal;

•	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and

•	A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

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Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”47

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

47 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[48]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

48 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Problematic contractual payments, such as guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

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•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 30).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (20% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we rank companies based on a grade system. The grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis. Unlike a school letter system, however, the letter “C” in the Glass Lewis grade system does not indicate a significant lapse; rather, a “C” in the Glass Lewis grade system identifies companies where the pay and performance percentile rankings relative to peers are generally aligned. This suggests that the company neither overpays nor underpays its executives relative to its comparator group.

The grades “A” and “B” are also designated to companies which align pay with performance. However, these grades indicate lower compensation levels relative to the market and to company performance. A “B” grade stems from slightly higher performance levels in comparison to market peers while executives earn relatively less than peers. Receiving an “A” in our analysis shows that the company is paying significantly less than peers while outperforming the comparator group.

A grade of “D” or “F” in our analysis is due to high pay and low performance relative to the comparator group. In our analysis, we differentiate between a disconnect between pay and performance, “D”, and a significant disconnect, “F”. An “F” grade in our analysis indicates that executives receive significantly higher compensation than peers while underperforming the market.

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We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

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•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

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RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

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•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

CEO PAY RATIO

As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

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FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also

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closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

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There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.49

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

49 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

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We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

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NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”50 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

50 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues of concern at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should

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be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan,

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we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VIRTUAL SHAREHOLDER MEETINGS

A relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.

Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In 2018, we will not make voting recommendations solely on the basis that a company is holding a virtual-only meeting. Beginning in 2019, however, Glass Lewis will generally recommend voting against members of the governance committee of a board where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

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VOTING STRUCTURE

DUAL-CLASS SHARE STRUCTURES

Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.

We generally consider a dual-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock.

With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.

When analyzing voting results from meetings of shareholders at companies controlled through dual-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form

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of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

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In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

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•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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2018

PROXY PAPER™

SUMMARY GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

INTERNATIONAL

IV

Increase in Authorized Shares	9
Issuance of Shares	9
Repurchase of Shares	9

ENVIRONMENTAL AND SOCIAL RISK	10
V

Guidelines Introduction

SUMMARY OF CHANGES FOR THE 2018 INTERNATIONAL PROXY PAPER GUIDELINES

Following is a summary of the significant changes to the 2018 International Proxy Paper Policy Guidelines:

DIRECTOR NOMINEES

We have clarified that we believe it is incumbent on boards to provide the necessary disclosure for shareholders to evaluate the independence, skills and past performance of a director nominee. Where such information is lacking, we will typically recommend voting against the nominee.

BOARD RESPONSIVENESS

We have added a discussion of our approach to evaluating board responsiveness to shareholder votes. Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal.

DUAL-CLASS SHARE STRUCTURES

We have added a discussion of our views on dual-class share structures. We believe dual-class share structures are not in the best interests of shareholders; therefore, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures, and vote against proposals seeking to adopt a new class of common stock.

EXECUTIVE COMPENSATION

We have clarified that we favor granting discretion to the board to implement compensation plans that drive sustainable growth.

SHAREHOLDER PROPOSALS

We have added additional information about our current approach to shareholder proposals. Specifically, we have cited that we do not believe shareholders should seek to micromanage a company through shareholder initiatives and we have detailed our research process for assessing risk posed by ESG issues.

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Election of Directors

BOARD OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

BOARD COMPOSITION

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.
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•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

SLATE ELECTIONS

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

BOARD COMMITTEE COMPOSITION

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.),

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it will be a contributing factor to recommend a vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper.

4

Financial Reporting

ACCOUNTS AND REPORTS

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

INCOME ALLOCATION (DISTRIBUTION OF DIVIDENDS)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
5

Compensation

COMPENSATION REPORT/COMPENSATION POLICY

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•	Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

LONG-TERM INCENTIVE PLANS

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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PERFORMANCE-BASED EQUITY COMPENSATION

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.

We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

DIRECTOR COMPENSATION

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include equity awards, so long as the awards are not subject to any performance hurdle or other type of restriction. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

RETIREMENT BENEFITS FOR DIRECTORS

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

LIMITS ON EXECUTIVE COMPENSATION

As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

7

Governance Structure

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

ANTI-TAKEOVER MEASURES

DUAL-CLASS SHARE STRUCTURES

Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.

We generally consider a dual-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

8

INCREASE IN AUTHORIZED SHARES

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

ISSUANCE OF SHARES

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

REPURCHASE OF SHARES

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price). that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

9

Environmental and Social Risk

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of such proposal where the company has failed to or inadequately addressed the issue.

We strongly feel that shareholders should not attempt to micromanage the company, its business or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable through the election of directors.

To this end, we examine the circumstances at each company on a case-by-case basis. We thoroughly research each firm, using publicly available information, such as annual reports, sustainability reports, companies’ websites, NGO websites, and news sources. When we identify situations where shareholder value may be at risk, we will note our concerns in the relevant section of the Proxy Paper analysis as well as in any applicable shareholder proposals. Though relatively rare, should a shareholder proposal seek action on a specific ESG issue, Glass Lewis will recommend voting in favor of such a proposal when we believe its implementation will enhance or protect shareholder value. We will also recommend voting in favor of a proposal if we believe supporting such proposal will promote disclosure of significant risk exposure.

In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2018 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

10

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Glass, Lewis & Co.

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 2,287, filed with the Securities and Exchange Commission (“SEC”) on April 25, 2016.
(b)	Amended and Restated Bylaws of the Trust, incorporated by reference to Post-Effective Amendment No. 2,287, filed with the SEC on April 25, 2016.
(c)	Not applicable.
(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to VanEck Vectors—Gold Miners ETF), incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all non-unitary fee portfolios except for VanEck Vectors—Gold Miners ETF), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.
(d)(3)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all unitary fee portfolios ), incorporated by reference to Post-Effective Amendment No. 174, filed with the SEC on August 27, 2010.
(d)(4)	Not applicable.
(d)(5)	Form of Amended and Restated Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation, incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.
(d)(6)	Not applicable.
(d)(7)	Not applicable.
(d)(8)	Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to VanEck Vectors Dynamic Put Write ETF and VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.
(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation, incorporated by reference to Pre-Effective Amendment No. 4, filed with the SEC on May 11, 2006.
(e)(2)	Form of Participant Agreement, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(f)	Not applicable.
(g)	Form of Custody Agreement between the Trust and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(2)	Form of Transfer Agency and Service Agreement between the Trust and The Bank of New York, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(3)	Form of Sublicense Agreement between the Trust and the Van Eck Associates Corporation, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.

(i)(1)	Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Environmental Services ETF (f/k/a Market Vectors—Environmental Services ETF), VanEck Vectors Gold Miners ETF (f/k/a Market Vectors—Gold Miners ETF) and VanEck Vectors Steel ETF (f/k/a Market Vectors—Steel ETF)), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.
(i)(2)	Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Global Alternative Energy ETF (f/k/a Market Vectors—Global Alternative Energy ETF) and VanEck Vectors Russia ETF (f/k/a Market Vectors—Russia ETF)), incorporated by reference to Post-Effective Amendment No. 5, filed with the SEC on April 9, 2007.
(i)(3)	Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Agribusiness ETF (f/k/a Market Vectors—Agribusiness ETF) and VanEck Vectors Uranium+Nuclear Energy ETF (f/k/a Market Vectors—Nuclear Energy ETF)), incorporated by reference to Post-Effective Amendment No. 9, filed with the SEC on July 30, 2007.
(i)(4)	Opinion of Clifford Chance US LLP (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal ETF), VanEck Vectors AMT-Free Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF), VanEck Vectors AMT-Free Short Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF), VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal ETF), VanEck Vectors California Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF) and VanEck Vectors New York Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on November 2, 2007.
(i)(5)	Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Coal ETF (f/k/a Market Vectors—Coal ETF) and VanEck Vectors Gaming ETF (f/k/a Market Vectors—Gaming ETF)), incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on December 31, 2007.
(i)(6)	Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Massachusetts Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Massachussets Municipal Index ETF), VanEck Vectors New Jersey Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF), VanEck Vectors Ohio Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF), VanEck Vectors Pennsylvania Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on February 15, 2008.
(i)(7)	Opinion of Clifford Chance US LLP (with respect to VanEck Vector Natural Resources ETF (f/k/a Market Vectors—RVE Hard Assets Producers ETF and Market Vectors—Hard Assets Producers ETF) and VanEck Vectors Solar Energy ETF (f/k/a Market Vectors—Solar Energy ETF), incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on April 21, 2008.
(i)(8)	Opinion and Consent of Clifford Chance US LLP with respect to VanEck Vectors Africa Index ETF (f/k/a Market Vectors—Africa ETF), VanEck Vectors Emerging Europe ex-Russia ETF (f/k/a Market Vectors—Emerging Eurasia Index ETF), VanEck Vectors Global Frontier Index ETF (f/ka/ Market Vectors—Global Frontier ETF Index and VanEck Vectors-Gulf States Index ETF (f/k/a Market Vectors—Gulf States Index ETF)), incorporated by reference to Post-Effective Amendment No. 26, filed with SEC on July 8, 2008.

(i)(9)	Consent of Clifford Chance US LLP (with respect to VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 27, filed with the SEC on August 8, 2008.
(i)(10)	Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Indonesia Index ETF (f/k/a Market Vectors Indonesia Index ETF)), incorporated by reference to Post-Effective Amendment No. 34, filed with the SEC on November 25, 2008.
(i)(11)	Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Vietnam ETF (f/k/a Market Vectors Vietnam ETF)), incorporated by reference to Post-Effective Amendment No. 35, filed with the SEC on December 23, 2008.
(i)(12)	Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Pre-Refunded Municipal Index ETF (f/k/a Market Vectors Pre-Refunded Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 36, filed with the SEC on January 28, 2009.
(i)(13)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Egypt Index ETF (f/k/a Market Vectors Egypt Index ETF)), incorporated by reference to Post-Effective Amendment No. 111, filed with the SEC on February 16, 2010.
(i)(14)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC CSI 300 ETF (f/k/a Market Vectors China ETF)), incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on September 4, 2009.
(i)(15)	Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Brazil Small-Cap ETF (f/k/a Market Vectors Brazil Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 49, filed with the SEC on May 8, 2009.
(i)(16)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Junior Gold Miners ETF (f/k/a Market Vectors Junior Gold Miners ETF)), incorporated by reference to Post-Effective Amendment No. 93, filed with the SEC on November 9, 2009.
(i)(17)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Poland ETF (f/k/a Market Vectors Poland ETF)), incorporated by reference to Post-Effective Amendment No. 97, filed with the SEC on November 20, 2009.
(i)(18)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors India Small-Cap Index ETF (f/k/a Market Vectors India Small-Cap Index ETF)), incorporated by reference to Post-Effective Amendment No. 129, filed with the SEC on April 5, 2010.
(i)(19)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (f/k/a Market Vectors Emerging Markets Local Currency Bond ETF)), incorporated by reference to Post-Effective Amendment No. 153, filed with the SEC on June 28, 2010.
(i)(20)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Investment Grade Floating Rate ETF (f/k/a Market Vectors Invesment Grade Floating Rate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 154, filed with the SEC on June 28, 2010.
(i)(21)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF (f/k/a Market Vectors Rare Earth/Strategic Metals ETF)), incorporated by reference to Post-Effective Amendment No. 203, filed with the SEC on October 22, 2010.
(i)(22)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF (f/k/a Market Vectors LatAm Aggregate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 358, filed with the SEC on May 10, 2011.

(i)(23)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Russia Small-Cap ETF (f/k/a Market Vectors Russia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 312, filed with the SEC on April 1, 2011.
(i)(24)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors CEF Municipal Income ETF (f/k/a Market Vectors CEF Municipal Income ETF)), incorporated by reference to Post-Effective Amendment No. 395, filed with the SEC on July 7, 2011.
(i)(25)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Mortgage REIT Income ETF (f/k/a Market Vectors Mortgage REIT Income ETF)), incorporated by reference to Post-Effective Amendment No. 431, filed with the SEC on August 15, 2011.
(i)(26)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors International High Yield Bond ETF (f/k/a Market Vectors International High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 646, filed with the SEC on March 29, 2012.
(i)(27)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors BDC Income ETF (f/k/a Market Vectors BDC Income ETF)), incorporated by reference to Post-Effective Amendment No. 995, filed with the SEC on February 7, 2013.
(i)(28)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Biotech ETF (f/k/a Market Vectors Biotech ETF), VanEck Vectors Oil Services ETF (f/k/a Market Vectors Oil Services ETF), VanEck Vectors Pharmaceutical ETF (f/k/a Market Vectors Pharmaceutical ETF), VanEck Vectors Retail ETF (f/k/a Market Vectors Retail ETF) and VanEck Vectors Semiconductor ETF (f/k/a Market Vectors Semiconductor ETF)), incorporated by reference to Post-Effective Amendment No. 505, filed with the SEC on October 31, 2011.
(i)(29)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Indonesia Small-Cap ETF (f/k/a Market Vectors Indonesia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 639, filed with the SEC on March 14, 2012.
(i)(30)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Unconventional Oil & Gas ETF (f/k/a Market Vectors Unconventional Oil & Gas ETF)), incorporated by reference to Post-Effective Amendment No. 598, filed with the SEC on February 8, 2012.
(i)(31)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Wide Moat ETF (f/k/a Market Vectors Morningstar Wide Moat Research ETF)), incorporated by reference to Post-Effective Amendment No. 674, filed with the SEC on April 13, 2012.
(i)(32)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF (f/k/a Market Vectors Emerging Markets High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 654, filed with the SEC on April 3, 2012.
(i)(33)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Fallen Angel High Yield Bond ETF (f/k/a Market Vectors Fallen Angel Bond ETF)), incorporated by reference to Post-Effective Amendment No. 653, filed with the SEC on April 3, 2012.
(i)(34)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Preferred Securities ex Financials ETF (f/k/a Market Vectors Preferred Securities ex Financials ETF)), incorporated by reference to Post-Effective Amendment No. 765, filed with the SEC on July 5, 2012.
(i)(35)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Saudi Arabia ETF (f/k/a Market Vectors Saudi Arabia ETF)), incorporated by reference to Post-Effective Amendment No. 1,938, filed with the SEC on June 22, 2015.
(i)(36)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Short High-Yield Municipal Index ETF (f/k/a Market Vectors Short High-Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 1,341, filed with the SEC on December 20, 2013.

(i)(37)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF (f/k/a Market Vectors Treasury-Hedged High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 994, filed with the SEC on February 5, 2013.
(i)(38)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Israel ETF (f/k/a Market Vectors Israel ETF)), incorporated by reference to Post-Effective Amendment No. 1,151, filed with the SEC on June 24, 2013.
(i)(39)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF (f/k/a Market Vectors ChinaAMC SME-ChiNext ETF)), incorporated by reference to Post-Effective Amendment No. 1,502, filed with the SEC on May 16, 2014.
(i)(40)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC China Bond ETF (f/k/a Market Vectors ChinaAMC China Bond ETF)), incorporated by reference to Post-Effective Amendment No. 1,701, filed with the SEC on November 7, 2014.
(i)(41)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Global Spin-Off ETF (f/k/a Market Vectors Global Spin-Off ETF)), incorporated by reference to Post-Effective Amendment No. 1,924, filed with the SEC on June 5, 2015.
(i)(42)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar International Moat ETF (f/k/a Market Vectors Morningstar International Moat ETF)), incorporated by reference to Post-Effective Amendment No. 1,957, filed with the SEC on July 9, 2015.
(i)(43)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Oil Refiners ETF (f/k/a Market Vectors Oil Refiners ETF)), incorporated by reference to Post-Effective Amendment No. 1,998, filed with the SEC on August 14, 2015.
(i)(44)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors High Income MLP ETF (f/k/a Market Vectors High Income MLP ETF) and VanEck Vectors High Income Infrastructure MLP ETF (f/k/a Market Vectors High Income Infrastructure MLP ETF)), incorporated by reference to Post-Effective Amendment No. 2,131, filed with the SEC on December 10, 2015.
(i)(45)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Dynamic Put Write ETF), incorporated by reference to Post-Effective Amendment No. 2,521, filed with the SEC on May 1, 2017.
(i)(46)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Generic Drugs ETF (f/k/a Market Vectors Generic Drugs ETF)), incorporated by reference to Post-Effective Amendment No. 2,115, filed with the SEC on November 23, 2015.
(i)(47)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 8-12 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF), incorporated by reference to Post-Effective Amendment No. 2,370, filed with the SEC on August 5, 2016.
(i)(48)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,322, filed with the SEC on May 31, 2016.
(i)(49)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors NDR CMG Long/Flat Allocation ETF (f/k/a VanEck Vectors Long/Flat US Equity ETF)), incorporated by reference to Post-Effective Amendment No. 2,574, filed with the SEC on September 27, 2017.

(i)(50)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF), incorporated by reference to Post-Effective Amendment No. 2,353, filed with the SEC on July 11, 2016.
(i)(51)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free National Municipal Index ETF), to be filed by Amendment.
(i)(52)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Green Bond ETF), incorporated by reference to Post-Effective Amendment No. 2,479, filed with the SEC on February 28, 2017.
(i)(53)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Real Asset Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,598, filed with the SEC on March 9, 2018.
(i)(54)	Consent of Dechert LLP (with respect to VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF), filed herewith.
(j)	Consent of Ernst & Young LLP (with respect to VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF), filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of VanEck Vectors ETF Trust, incorporated by reference to Post-Effective Amendment No. 2,565, filed with the SEC on August 28, 2017.
(p)(2)	Code of Ethics of Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corporation and Van Eck Securities Corporation, incorporated by reference to Post-Effective Amendment No. 2,589, filed with the SEC on January 26, 2018.
(q)	Powers of Attorney for Messrs. John J. Crimmins, David H. Chow, R. Alastair Short, Peter J. Sidebottom, Richard D. Stamberger and Jan F. van Eck, incorporated by reference to Post-Effective Amendment No. 2,479, filed with the SEC on February 28, 2017.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 31.	Business and Other Connections of Investment Manager

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.	Principal Underwriters

(a)	Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of VanEck Funds and VanEck VIP Trust.
(b)	The following is a list of the officers, directors and partners of Van Eck Securities Corporation:
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 666 Third Avenue New York, NY 10017	Director, President and Chief Executive Officer	President, Chief Executive Officer and Trustee

Bruce J. Smith 666 Third Avenue New York, NY 10017	Director, Senior Vice President, Chief Financial Officer, and Treasurer	N/A

John J. Crimmins 666 Third Avenue New York, NY 10017	Vice President	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer

Susan C. Lashley 666 Third Avenue New York, NY 10017	Vice President	Vice President

Jonathan R. Simon 666 Third Avenue New York, NY 10017	Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary

John Wolfe 666 Third Avenue New York, NY 10017	Vice President and Chief Administrative Officer	N/A

Laura I. Martinez 666 Third Avenue New York, NY 10017	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary

Matthew Babinsky 666 Third Avenue New York, NY 10017	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary

Patrick Lulley 666 Third Avenue New York, NY 10017	Vice President	N/A

William A. Best III 666 Third Avenue New York, NY 10017	Senior Vice President	N/A

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Irina Toyberman 666 Third Avenue New York, NY 10017	Chief Compliance Officer	N/A

Bryan S. Paisley 666 Third Avenue New York, NY 10017	Assistant Vice President	N/A

Lee Rappaport 666 Third Avenue New York, NY 10017	Controller	N/A

Catherine Cardaci 666 Third Avenue New York, NY 10017	Senior Vice President	N/A

Kristen Capuano 666 Third Avenue New York, NY 10017	Vice President	N/A

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of April, 2018.

VANECK VECTORS ETF TRUST

By:	/s/ Jonathan R. Simon
Name: Jonathan R. Simon
Title: Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	April 25, 2018
David H. Chow

/s/ R. Alastair Short*	Trustee	April 25, 2018
R. Alastair Short

/s/ Peter J. Sidebottom*	Trustee	April 25, 2018
Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	April 25, 2018
Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	April 25, 2018
Jan F. van Eck

/s/ John J. Crimmins*	Treasurer, Chief Financial Officer and Principal Accounting Officer	April 25, 2018
John J. Crimmins

*By:	/s/	Jonathan R. Simon
Jonathan R. Simon
Attorney in Fact April 25, 2018

EXHIBIT INDEX

(i)(54)	Consent of Dechert LLP (with respect to VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF).

(j)

Consent of Ernst & Young LLP (with respect to VanEck Vectors Africa Index ETF, VanEck Vectors Agribusiness ETF, VanEck Vectors Brazil Small-Cap ETF, VanEck Vectors ChinaAMC CSI 300 ETF, VanEck Vectors ChinaAMC SME-ChiNext ETF, VanEck Vectors Coal ETF, VanEck Vectors Egypt Index ETF, VanEck Vectors Global Alternative Energy ETF, VanEck Vectors Gold Miners ETF, VanEck Vectors India Small-Cap Index ETF, VanEck Vectors Indonesia Index ETF, VanEck Vectors Israel ETF, VanEck Vectors Junior Gold Miners ETF, VanEck Vectors Natural Resources ETF, VanEck Vectors Oil Refiners ETF, VanEck Vectors Oil Services ETF, VanEck Vectors Poland ETF, VanEck Vectors Rare Earth/Strategic Metals ETF, VanEck Vectors Russia ETF, VanEck Vectors Russia Small-Cap ETF, VanEck Vectors Steel ETF, VanEck Vectors Unconventional Oil & Gas ETF, VanEck Vectors Uranium+Nuclear Energy ETF and VanEck Vectors Vietnam ETF).